As filed with the Securities and Exchange Commission on March 31, 2000
                                                      Registration No. 333-95787
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM N-14
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                            -------------------------

                        [x] Pre-Effective Amendment No. 1

                        [ ] Post-Effective Amendment No.

                            -------------------------

                           COUNTRYWIDE STRATEGIC TRUST
               [Exact Name of Registrant as specified in Charter]

                                 (513-629-2000)
                        [Area Code and Telephone Number]

                          312 WALNUT STREET, 21ST FLOOR
                             CINCINNATI, OHIO 45202
                    [Address of principal executive offices]

                              TINA D. HOSKING, ESQ.
                          COUNTRYWIDE INVESTMENTS, INC.
                          312 WALNUT STREET, 21ST FLOOR
                             CINCINNATI, OHIO 45202
                     [Name and address of agent for service]

                            -------------------------

                                    Copy to:

                            KAREN M. MCLAUGHLIN, ESQ.
                               FROST & JACOBS LLP
                                 2500 PNC CENTER
                              201 EAST FIFTH STREET
                             CINCINNATI, OHIO 45202

                            -------------------------

Approximate date of proposed public offering: As soon as possible after the effective date of this Registration Statement.

                            -------------------------

Title of securities being registered: Shares of beneficial interest of Emerging Growth Fund, International Equity Fund and Value Plus Fund, each a series of the Registrant.

Calculation of Registration Fee: The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable with this Registration Statement on Form N-14. Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

     Facing Page

     Contents of Registration Statement

     Cross Reference Sheet

     Notice of Special Meeting

     Proxy Cards

     Part A--Proxy Statement /Prospectus

     Part B--Statement of Additional Information

     Part C--Other Information

     Signature Page

     Exhibits

                           COUNTRYWIDE STRATEGIC TRUST

                                 FORM N-14 CROSS
                        REFERENCE SHEET Pursuant to Rule
                     481(a) Under the Securities Act of 1933

            Part A Item No. and Caption                   Proxy Statement/Prospectus Caption
            ---------------------------                   ----------------------------------
Item 1.     Beginning of Registration Statement and       Cross Reference Sheet; Front Cover
            Outside Front Cover of Page or Prospectus

Item 2.     Beginning and Outside Back Cover Page         Back Cover
            of Prospectus

Item 3.     Fee Table, Synopsis and Risk Factors          Expense Information; Introduction;
                                                          Summary

Item 4.     Information About the Transaction             The Proposed Reorganization; Description
                                                          of Shares of New Funds; Tax
                                                          Considerations; Comparison of
                                                          Shareholder Rights; Capitalization;
                                                          Appendix A

Item 5.     Information About the Registrant              Prospectus of Countrywide Strategic Trust
                                                          (Equity Fund and Utility Fund) dated
                                                          August 1, 1999; Expense Information;
                                                          Summary; Annual Report of Countrywide
                                                          Strategic Trust--March 31, 1999;
                                                          Description of Shares of New Funds;
                                                          Additional Information

Item 6.     Information About the Company Being           Prospectus of Touchstone Series Trust
            Acquired                                      (Touchstone Family of Funds) dated
                                                          May 1, 1999; Expense Information;
                                                          Summary; Annual Report of Touchstone
                                                          Series Trust--December 31, 1999;
                                                          Additional Information

Item 7.     Voting Information                            Voting Information

Item 8.     Interest of Certain Persons                   Not Applicable

Item 9.     Additional Infomration Required For           Not Applicable
            Reoffering by Persons Deemed to be
            Underwriters


            Part B Item No. and Caption                   Statement of Addition Information Caption
            ---------------------------                   -----------------------------------------
Item 10.    Cover Page                                    Cover Page

Item 11.    Table of Contents                             Cover Page


Item 12.    Additional Information About the              Cover Page; Statement of Additional
            Registrant                                    Information of Countrywide Strategic
                                                          Trust dated August 1, 1999

Item 13.    Additional Information About the              Not Applicable
            Company Being Acquired

Item 14.    Financial Statements                          Annual Report of Countrywide Strategic
                                                          Trust--March 31, 1999; Semi-Annual
                                                          Report of Countrywide Strategic Trust--
                                                          September 30, 1999; Annual Report of
                                                          Touchstone Series Trust--December 31,
                                                          1999; Pro forma Financial Statements

            Part C Item No. and Caption                   Other Information Caption
            ---------------------------                   -------------------------
Item 15.    Indemnification                               Indemnification

Item 16.    Exhibits                                      Exhibits

Item 17.    Undertakings                                  Undertakings

                             TOUCHSTONE SERIES TRUST

                         Touchstone Emerging Growth Fund
                      Touchstone International Equity Fund
                           Touchstone Value Plus Fund
                         Touchstone Growth & Income Fund

                                 311 Pike Street
                               Cincinnati OH 45202
                                  800-669-2796

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     We are sending you this notice about a special meeting of shareholders of each of the following Touchstone Funds:

     Touchstone Emerging Growth Fund
     Touchstone International Equity Fund
     Touchstone Value Plus Fund
     Touchstone Growth & Income Fund

Each fund is a series of Touchstone Series Trust, a Massachusetts business trust.

     The special meeting will be held on April 19, 2000, at 10:30 a.m., Eastern Time, at 312 Walnut Street, Cincinnati, OH 45202. At the meeting, shareholders will be asked to consider and vote upon the following proposals:

     SHAREHOLDERS OF TOUCHSTONE EMERGING GROWTH FUND

     To approve an Agreement and Plan of Reorganization and the transactions contemplated by the reorganization plan, including (1) the transfer of substantially all of the assets and liabilities of Touchstone Emerging Growth Fund to a new series of Countrywide Strategic Trust in exchange for shares of the new series and (2) the distribution of these shares to the shareholders of Touchstone Emerging Growth Fund.

     SHAREHOLDERS OF TOUCHSTONE INTERNATIONAL EQUITY FUND

     To approve an Agreement and Plan of Reorganization and the transactions contemplated by the reorganization plan, including (1) the transfer of substantially all of the assets and liabilities of Touchstone International Equity Fund to a new series of Countrywide Strategic Trust in exchange for shares of the new series and (2) the distribution of these shares to the shareholders of Touchstone International Equity Fund.

                                                          Continued on next page

Continuation of Notice

     SHAREHOLDERS OF TOUCHSTONE VALUE PLUS FUND

     To approve an Agreement and Plan of Reorganization and the transactions contemplated by the reorganization plan, including (1) the transfer of substantially all of the assets and liabilities of Touchstone Value Plus Fund to a new series of Countrywide Strategic Trust in exchange for shares of the new series and (2) the distribution of these shares to the shareholders of Touchstone Value Plus Fund.

     SHAREHOLDERS OF TOUCHSTONE GROWTH & INCOME FUND

     To approve an Agreement and Plan of Reorganization and the transactions contemplated by the reorganization plan, including (1) the transfer of substantially all of the assets and liabilities of Touchstone Growth & Income Fund to a new series of Countrywide Strategic Trust in exchange for shares of the new series and (2) the distribution of these shares to the shareholders of Touchstone Growth & Income Fund.

     It is proposed that the assets of TOUCHSTONE VALUE PLUS FUND and the assets of TOUCHSTONE GROWTH & INCOME FUND be transferred to the same new series of Countrywide Strategic Trust, which would effectively merge these two Touchstone Funds.

     Shareholders of record at the close of business on February 28, 2000, are entitled to notice of, and to vote at, the special meeting. You should read the accompanying Proxy Statement. PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD(S) SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.

                                        By order of the Board of Trustees of
                                        Touchstone Series Trust

                                        Cynthia Surprise, Secretary

Cincinnati, Ohio
April 3, 2000

[Front of Card]

TOUCHSTONE FUND NAME PRINTS HERE                                           PROXY
(a series of Touchstone Series Trust)

     The undersigned appoints Jill T. McGruder and David E. Dennison and each of them, with full power of substitution, as attorneys and proxies of the undersigned, and does thereby request that the votes attributable to the undersigned be cast at the Meeting of the Shareholders of the Fund, a separate series of the Trust, to be held at 10:30 a.m. on April 19, 2000 at the offices of the Trust, 312 Walnut Street, Cincinnati, Ohio, and at any adjournment thereof.

PLEASE VOTE, DATE AND SIGN EXACTLY AS YOUR NAME APPEARS BELOW, AND RETURN THIS FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                      Note: The undersigned hereby acknowledges receipt of the notice of meeting and proxy statement and revokes any proxy heretofore given with respect to the votes covered by this proxy.

                                      Dated:  ___________________, 2000


                                      ---------------------------------
                                      Signature (s) (If Held Jointly)

--------------------------------------------------------------------------------

[Back of Card]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BELOW, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSAL BELOW. AS TO ANY OTHER MATTER, ALL PROXIES WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSAL.

Please vote by filling in the boxes below.


1.   To approve an Agreement and Plan of           FOR      AGAINST      ABSTAIN
     Reorganization  and the  transactions
     contemplated  by the  reorganization
     plan,  including (1) the transfer of
     substantially all of the  assets and
     liabilities  of the  Fund to a new
     series of Countrywide Strategic Trust
     in exchange for shares of the new
     series and (2) the distribution of
     these shares to the shareholders of
     the Fund.

2.   To transact any other business as may         FOR      AGAINST      ABSTAIN
     properly come before the special meeting.

          TOUCHSTONE SERIES TRUST              COUNTRYWIDE STRATEGIC TRUST

      Touchstone Emerging Growth Fund            New Emerging Growth Fund
   Touchstone International Equity Fund       New International Equity Fund
        Touchstone Value Plus Fund                 New Value Plus Fund
      Touchstone Growth & Income Fund

              311 Pike Street                       312 Walnut Street
            Cincinnati OH 45202                    Cincinnati OH 45202
               800-669-2796                            800-543-0407

              PROXY STATEMENT                           PROSPECTUS

     This Proxy Statement/Prospectus contains information about a proposed reorganization that a shareholder should know before voting and a prospective investor ought to know before investing. You should read it carefully and keep it for future reference. We are sending it to shareholders of each of the following funds: Touchstone Emerging Growth Fund, Touchstone International Equity Fund, Touchstone Value Plus Fund and Touchstone Growth & Income Fund. Each Touchstone Fund is a series of Touchstone Series Trust, a Massachusetts business trust.

     The proposed reorganization includes the merger of each Touchstone Fund with a new series of Countrywide Strategic Trust, a Massachusetts business trust. If the shareholders of each Touchstone Fund approve the reorganization, we will implement the reorganization of each Touchstone Fund as described on the next page. As a result of the reorganization, the shareholders of each Touchstone Fund will become shareholders of a new series of Countrywide Strategic Trust.

     Additional information about Touchstone Series Trust and Countrywide Strategic Trust has been filed with the Securities and Exchange Commission and is available upon oral or written request and without charge. A Statement of Additional Information dated April 3, 2000, is also available upon oral or written request and without charge. It is incorporated by reference in this Proxy Statement/Prospectus. You can request these documents by contacting us at the addresses or telephone numbers listed above.

     This Proxy Statement/Prospectus is first being mailed to shareholders on or about April 3, 2000. The date of this Proxy Statement/Prospectus is April 3, 2000.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED ANY SHARES OF COUNTRYWIDE STRATEGIC TRUST OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

     THE SHARES OF COUNTRYWIDE STRATEGIC TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. MUTUAL FUNDS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                          Continued on next page

Continuation of Cover Page

TOUCHSTONE EMERGING GROWTH FUND

     Touchstone Series Trust will transfer all of the assets of Touchstone Emerging Growth Fund, subject to its liabilities, to a new series of Countrywide Strategic Trust in exchange for shares of the new series ("New Emerging Growth Fund"). Class A shares of New Emerging Growth Fund that Touchstone Series Trust receives in the exchange will be distributed pro rata to Class A shareholders of Touchstone Emerging Growth Fund. Class C shares of New Emerging Growth Fund that Touchstone Series Trust receives in the exchange will be distributed pro rata to Class C shareholders of Touchstone Emerging Growth Fund. After the exchange, Touchstone Emerging Growth Fund will be dissolved. As a result of the reorganization, each shareholder of Touchstone Emerging Growth Fund will own shares of the corresponding class of New Emerging Growth Fund equal in value to the shares of Touchstone Emerging Growth Fund that he owns immediately before the reorganization.

     New Emerging Growth Fund will seek to increase the value of its shares as a primary goal and to earn income as a secondary goal. It will invest primarily in the common stocks of smaller, rapidly growing companies. Its investment goals and principal investment strategies are identical to those of Touchstone Emerging Growth Fund. The current sub-advisors of Touchstone Emerging Growth Fund will become the sub-advisors and manage the portfolio of New Emerging Growth Fund.

TOUCHSTONE INTERNATIONAL EQUITY FUND

     Touchstone Series Trust will transfer all of the assets of Touchstone International Equity Fund, subject to its liabilities, to a new series of Countrywide Strategic Trust in exchange for shares of the new series ("New International Equity Fund"). Class A shares of New International Equity Fund that Touchstone Series Trust receives in the exchange will be distributed pro rata to Class A shareholders of Touchstone International Equity Fund. Class C shares of New International Equity Fund that Touchstone Series Trust receives in the exchange will be distributed pro rata to Class C shareholders of Touchstone International Equity Fund. After the exchange, Touchstone International Equity Fund will be dissolved. As a result of the reorganization, each shareholder of Touchstone International Equity Fund will own shares of the corresponding class of New International Equity Fund equal in value to the shares of Touchstone International Equity Fund that she owns immediately before the reorganization.

     New International Equity Fund will seek to increase the value of its shares over the long-term. It will invest primarily in equity securities of foreign companies and will invest in at least 3 countries outside the United States. Its investment goal and principal investment strategies are identical to those of Touchstone International Equity Fund. The current sub-advisor of Touchstone International Equity Fund will become the sub-advisor and manage the portfolio of New International Equity Fund.

TOUCHSTONE VALUE PLUS FUND AND TOUCHSTONE GROWTH & INCOME FUND

     Touchstone Series Trust will transfer all of the assets of Touchstone Value Plus Fund and all of the assets of Touchstone Growth & Income Fund, subject to their liabilities, to a new series

                                                          Continued on next page

Continuation of Cover Page

of Countrywide Strategic Trust in exchange for shares of the new series ("New Value Plus Fund"). Class A shares of New Value Plus Fund that Touchstone Series Trust receives in the exchange will be distributed pro rata to Class A shareholders of Touchstone Value Plus Fund and Class A shareholders of Touchstone Growth & Income Fund. Class C shares of New Value Plus Fund that Touchstone Series Trust receives in the exchange will be distributed pro rata to Class C shareholders of Touchstone Value Plus Fund and Class C shareholders of Touchstone Growth & Income Fund. After the exchange, Touchstone Value Plus Fund and Touchstone Growth & Income Fund will be dissolved.

     As a result of the reorganization, each shareholder of Touchstone Value Plus Fund will own shares of the corresponding class of New Value Plus Fund equal in value to the shares of Touchstone Value Plus Fund that he owns immediately before the reorganization. As a result of the reorganization, each shareholder of Touchstone Growth & Income Fund will own shares of the corresponding class of New Value Plus Fund equal in value to the shares of Touchstone Growth & Income Fund that she owns immediately before the reorganization.

     New Value Plus Fund will seek to increase the value of its shares over the long-term. It will invest primarily in common stock of larger companies that the portfolio manager believes are undervalued. Its investment goal and principal investment strategies are identical to those of Touchstone Value Plus Fund and are similar to those of Touchstone Growth & Income Fund. A more complete comparison of the investment goals and strategies of these 3 funds is included in the sections of the Proxy Statement/Prospectus called "Comparison of Touchstone Value Plus Fund to New Value Plus Fund" and "Comparison of Touchstone Growth & Income Fund to New Value Plus Fund." The current sub-advisor of Touchstone Value Plus Fund will become the sub-advisor and manage the portfolio of New Value Plus Fund.

          TOUCHSTONE SERIES TRUST              COUNTRYWIDE STRATEGIC TRUST

      Touchstone Emerging Growth Fund            New Emerging Growth Fund
   Touchstone International Equity Fund       New International Equity Fund
        Touchstone Value Plus Fund                 New Value Plus Fund
      Touchstone Growth & Income Fund

              PROXY STATEMENT                           PROSPECTUS

INTRODUCTION

     The proposed reorganization is part of a series of transactions designed to consolidate the Touchstone and Countrywide mutual fund complexes. Currently, the Touchstone mutual fund complex includes 8 funds, each a series of one investment company, Touchstone Series Trust. The Countrywide mutual fund complex includes 18 funds in three investment companies, Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust.

     Touchstone Advisors, Inc. serves as the investment advisor to each fund in Touchstone Series Trust. Touchstone Advisors is a wholly-owned subsidiary of Western-Southern Life Assurance Company, which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.

     On October 29, 1999, Fort Washington Investment Advisors, Inc., another wholly-owned subsidiary of The Western and Southern Life Insurance Company, acquired all of the outstanding stock of Countrywide Financial Services, Inc. Countrywide Financial Services is the parent of Countrywide Investments, Inc., which serves as the investment advisor to each fund in Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust.

FUND MERGERS

     The consolidation of the mutual fund complexes includes the merger of certain funds in Touchstone Series Trust and Countrywide Strategic Trust. Touchstone Emerging Growth Fund, Touchstone International Equity Fund, Touchstone Value Plus Fund and Touchstone Growth & Income Fund (the "Touchstone Funds") will be merged with newly-established series (the "New Funds") in the Countrywide Strategic Trust. Touchstone Emerging Growth Fund and Touchstone International Equity Fund will be merged into separate series of Countrywide Strategic Trust. Both Touchstone Value Plus Fund and Touchstone Growth & Income Fund will be merged into one series of Countrywide Strategic Trust because these Touchstone Funds have similar investment goals and strategies and portfolio holdings.

     Touchstone Advisors will serve as the investment advisor to each New Fund. Touchstone Advisors will, in turn, engage sub-advisors to manage the portfolios of the New Funds.

     o The current sub-advisors of Touchstone Emerging Growth Fund (David L. Babson & Company, Inc. and Westfield Capital Management Company, Inc.) will serve as the sub-advisors to the New Emerging Growth Fund.

     o The current sub-advisor of Touchstone International Equity Fund (Credit Suisse) will serve as the sub-advisor to the New International Equity Fund.

     o The current sub-advisor of Touchstone Value Plus Fund (Fort Washington Investment Advisors) will serve as the sub-advisor to the New Value Plus Fund. The current sub-advisor of Touchstone Growth & Income Fund (Scudder Kemper Investments, Inc.) will not provide any services to the New Value Plus Fund.


RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Board of Trustees of Touchstone Series Trust recommends that the shareholders of each Touchstone Fund vote for the approval of the reorganization plan related to that Touchstone Fund. In making this recommendation, the Touchstone Board believes that it is acting in the best interests of the shareholders of each Touchstone Fund and has determined that the interests of the existing shareholders of each Touchstone Fund will not be diluted as a result of the proposed reorganization.

EXPENSE INFORMATION

FEES AND EXPENSES

     The following tables provide a comparison of the fees and expenses of each Touchstone Fund and the corresponding New Fund including:

     o A summary of the fees and expenses that you may pay if you buy and hold shares of a Touchstone Fund
     o A summary of the pro forma fees and expenses of each corresponding New Fund, after giving effect to the reorganization

                                                  Touchstone       New         Touchstone        New
                                                   Emerging      Emerging       Emerging       Emerging
                                                 Growth Fund   Growth Fund    GrowthFund     Growth Fund
                                                 -----------   -----------    ----------     -----------
                                                   Class A       Class A        Class C        Class C
                                                   -------       -------        -------        -------
Shareholder Transaction Expenses
(fees paid directly from your investment)
-----------------------------------------
Maximum Sales Charge.............................   5.75%          5.75%          1.00%          2.25%

Sales Charge (1).................................   5.75%          5.75%           None          1.25%

Deferred Sales Charge (2)........................   0.00%          0.00%          1.00%          1.00%

Annual Fund Operating Expenses (3)
(expenses that are deducted from Fund assets)
---------------------------------------------

Advisory Fee.....................................   0.80%          0.80%          0.80%          0.80%

Rule 12b-1 Fees..................................   0.25%          0.25%          1.00%          1.00%

Other Expenses...................................   2.24%          2.24%          2.24%          2.24%
                                                    -----          -----          -----          -----

Total Operating Expenses
(before waiver or reimbursement).................   3.29%          3.29%          4.04%          4.04%

Fee Waiver and/or
Expense Reimbursement (4) .......................   1.79%          1.79%          1.79%          1.79%
                                                    -----          -----          -----          -----

Net Expenses.....................................   1.50%          1.50%          2.25%          2.25%
                                                    =====          =====          =====          =====

                                                 Touchstone         New        Touchstone         New
                                                International  International  International  International
                                                 Equity Fund    Equity Fund    Equity Fund    Equity Fund
                                                 -----------    -----------    -----------    -----------
                                                   Class A        Class A        Class C        Class C
                                                   -------        -------        -------        -------
Shareholder Transaction Expenses
(fees paid directly from your investment)
-----------------------------------------
Maximum Sales Charge.............................   5.75%          5.75%          1.00%          2.25%

Sales Charge (1).................................   5.75%          5.75%           None          1.25%

Deferred Sales Charge (2)........................   0.00%          0.00%          1.00%          1.00%

Annual Fund  Operating  Expenses (3)
(expenses that are deducted from Fund assets)
---------------------------------------------

Advisory Fee.....................................   0.95%          0.95%          0.95%          0.95%

Rule 12b-1 Fees..................................   0.25%          0.25%          1.00%          1.00%

Other Expenses...................................   2.91%          2.91%          2.91%          2.91%
                                                    -----          -----          -----          -----

Total Operating Expenses
(before waiver or reimbursement).................   4.11%          4.11%          4.86%          4.86%

Fee Waiver and/or
Expense Reimbursement (4) .......................   2.51%          2.51%          2.51%          2.51%
                                                    -----          -----          -----          -----

Net Expenses.....................................   1.60%          1.60%          2.35%          2.35%
                                                    =====          =====          =====          =====

                                                  Touchstone                   Touchstone
                                                    Value        New Value        Value        New Value
Shareholder Transaction Expenses                  Plus Fund      Plus Fund      Plus Fund      Plus Fund
--------------------------------                  ---------      ---------      ---------      ---------
                                                   Class A        Class A        Class C        Class C
                                                   -------        -------        -------        -------
Shareholder Transaction Expenses
(fees paid directly from your investment)
-----------------------------------------
Maximum Sales Charge.............................   5.75%          5.75%          1.00%          2.25%

Sales Charge (1).................................   5.75%          5.75%           None          1.25%

Deferred Sales Charge (2)........................   0.00%          0.00%          1.00%          1.00%

Annual Fund  Operating  Expenses (3)
(expenses that are deducted from Fund assets)
---------------------------------------------

Advisory Fee.....................................   0.75%          0.75%          0.75%          0.75%

Rule 12b-1 Fees..................................   0.25%          0.25%          1.00%          1.00%

Other Expenses...................................   1.02%          0.82%          1.02%          0.82%
                                                    -----          -----          -----          -----

Total Operating Expenses
(before waiver or reimbursement).................   2.02%          1.82%          2.77%          2.57%

Fee Waiver and/or
Expense Reimbursement (4) .......................   0.72%          0.52%          0.72%          0.52%
                                                    -----          -----          -----          -----

Net Expenses.....................................   1.30%          1.30%          2.05%          2.05%
                                                    =====          =====          =====          =====

                                                 Touchstone                    Touchstone
                                                  Growth &       New Value      Growth &       New Value
Shareholder Transaction Expenses                 Income Fund     Plus Fund     Income Fund     Plus Fund
--------------------------------                 -----------     ---------     -----------     ---------
                                                   Class A        Class A        Class C        Class C
                                                   -------        -------        -------        -------
Shareholder Transaction Expenses
(fees paid directly from your investment)
-----------------------------------------
Maximum Sales Charge (1).........................   5.75%          5.75%          1.00%          2.25%

Sales Charge.....................................   5.75%          5.75%           None          1.25%

Deferred Sales Charge (2)........................   0.00%          0.00%          1.00%          1.00%

Annual Fund  Operating  Expenses (3)
(expenses that are deducted from Fund assets)
---------------------------------------------

Advisory Fee.....................................   0.80%          0.75%          0.80%          0.75%

Rule 12b-1 Fees..................................   0.25%          0.25%          1.00%          1.00%

Other Expenses...................................   1.08%          0.82%          1.08%          0.82%
                                                    -----          -----          -----          -----

Total Operating Expenses
(before waiver or reimbursement).................   2.13%          1.82%          2.88%          2.57%

Fee Waiver and/or
Expense Reimbursement (4) .......................   0.83%          0.52%          0.83%          0.52%
                                                    -----          -----          -----          -----

Net Expenses.....................................   1.30%          1.30%          2.05%          2.05%
                                                    =====          =====          =====          =====

NOTES TO FEE AND EXPENSE TABLES

(1) TOUCHSTONE FUNDS: The sales load is a percentage of the offering price. You may pay a reduced sales charge on very large purchases. There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on the shares if you redeem them within one year of purchase. There is also no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.
     NEW FUNDS: The sales load is a percentage of the offering price. You may pay a reduced sales charge on very large purchases. There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on the shares if you redeem them within one year of purchase.

(2) TOUCHSTONE FUNDS: The deferred sales load is a percentage of the amount redeemed. The 1.00% charge is waived for benefits paid to you through a qualified pension plan.
     NEW FUNDS: The deferred sales load is a percentage of the offering price. An $8 fee will be charged for each wire redemption. This fee is subject to change

(3) TOUCHSTONE AND NEW FUNDS: Amounts shown under Annual Fund Operating Expenses are shown as a percentage of average net assets.

(4) TOUCHSTONE FUNDS: Touchstone Advisors has agreed to waive or reimburse certain of the Annual Fund Operating Expenses of each class of each Touchstone Fund through December 31, 2000.
     NEW FUNDS: Touchstone Advisors has agreed to waive or reimburse certain of the Annual Fund Operating Expenses of each class of each New Fund through December 31, 2000, so that net expenses, on an annual basis, are not greater than the percentage listed above for each class of each New Fund.

EXAMPLES--COST OF A $10,000 INVESTMENT

     The following tables provide a comparison of the cost of investing in each Touchstone Fund and the corresponding New Fund including:

     o An example illustrating the cost of investing $10,000 in each Touchstone Fund
     o The pro forma cost of investing $10,000 in the corresponding New Fund, after giving effect to the reorganization

     The purpose of the examples is to assist you in understanding and comparing the costs of investing in a Touchstone Fund and the corresponding New Fund. The examples assume that you invest $10,000 in the applicable Touchstone or New Fund for the time period indicated. It also assumes that your investment has a 5% return each year and the operating expenses of the applicable Touchstone or New Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be the amounts shown below.

You would pay the following expenses if you redeemed your shares at the end of the indicated period:

                        Touchstone        New       Touchstone        New
                         Emerging      Emerging      Emerging      Emerging
Time Period             Growth Fund   Growth Fund   Growth Fund   Growth Fund
-----------             -----------   -----------   -----------   -----------
                          Class A       Class A       Class C       Class C
                          -------       -------       -------       -------

1 Year .................   $  719        $  719        $  228        $  350

3 Years ................   $1,372        $1,372        $1,066        $1,178

5 Years ................   $2,047        $2,047        $1,921        $2,022

10 Years ...............   $3,839        $3,839        $4,129        $4,203


                         Touchstone       New        Touchstone       New
                       International International International International
Time Period             Equity Fund   Equity Fund   Equity Fund   Equity Fund
-----------             -----------   -----------   -----------   -----------
                          Class A       Class A       Class C       Class C
                          -------       -------       -------       -------

1 Year .................   $  728        $  728        $  238        $  360

3 Years ................   $1,537        $1,537        $1,237        $1,347

5 Years ................   $2,359        $2,359        $2,239        $2,336

10 Years ...............   $4,481        $4,481        $4,756        $4,822

                         Touchstone                  Touchstone
                           Value       New Value       Value       New Value
Time Period              Plus Fund     Plus Fund     Plus Fund     Plus Fund
-----------              ---------     ---------     ---------     ---------
                          Class A       Class A       Class C       Class C
                          -------       -------       -------       -------

1 Year .................   $  700        $  700        $  208        $  330

3 Years ................   $1,107        $1,067        $  791        $  866

5 Years ................   $1,538        $1,458        $1,401        $1,427

10 Years ...............   $2,734        $2,549        $3,047        $2,955

                         Touchstone                  Touchstone
                          Growth &     New Value      Growth &     New Value
Time Period             Income Fund    Plus Fund    Income Fund    Plus Fund
-----------             -----------    ---------    -----------    ---------
                          Class A       Class A       Class C       Class C
                          -------       -------       -------       -------

1 Year .................   $  700        $  700        $  208        $  330

3 Years ................   $1,134        $1,067        $  814        $  866

5 Years ................   $1,593        $1,458        $1,445        $1,427

10 Years ...............   $2,861        $2,549        $3,145        $2,955

     The examples should not be considered to be a representation of past or future expenses. Actual expenses may be higher or lower than those shown. Moreover, the examples assume a 5% annual return. The performance of a mutual fund will vary and may result in an actual return higher or lower than 5%.

     The examples for one year are calculated using Net Expenses after fee waiver and/or reimbursement. The examples for 3 years, 5 years and 10 years are calculated using Total Operating Expenses before waiver or reimbursement.


SUMMARY

     This section of the Proxy Statement/Prospectus discusses the key features of the proposed reorganization of the Touchstone Funds, compares each Touchstone Fund to the corresponding New Fund, discusses the tax consequences of the reorganization, and discusses the risks of investing in each New Fund. The information is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, the Agreement and Plan of Reorganization, the prospectus of Touchstone Series Trust dated May 1, 1999, and the prospectus of Countrywide Strategic Trust dated August 1, 1999, each of which is incorporated by reference into this Proxy Statement/Prospectus.

PROPOSED REORGANIZATION OF TOUCHSTONE FUNDS

     The proposed reorganization of the Touchstone Funds includes the following mergers:

     ACQUIRED FUND                             ACQUIRING FUND
     -------------                             --------------
     Touchstone Emerging Growth Fund           New Emerging Growth Fund
     Touchstone International Equity Fund      New International Equity Fund
     Touchstone Value Plus Fund                New Value Plus Fund
     Touchstone Growth & Income Fund           New Value Plus Fund

     Each Touchstone Fund is a series of Touchstone Series Trust. Touchstone Series Trust is a registered open-end investment company. It is organized as a Massachusetts business trust.

     Each New Fund will be a series of Countrywide Strategic Trust. Countrywide Strategic Trust is a registered open-end investment company. It is organized as a Massachusetts business trust.

     In the reorganization, Touchstone Series Trust will transfer all of the assets of each acquired Touchstone Fund, subject to its liabilities, to the corresponding acquiring New Fund. Class A shares of the acquiring New Fund that Touchstone Series Trust receives in the exchange will be distributed pro rata to Class A shareholders of the acquired Touchstone Fund. Class C shares of the acquiring New Fund that Touchstone Series Trust receives in the exchange will be distributed pro rata to Class C shareholders of the acquired Touchstone Fund. After the exchange, each acquired Touchstone Fund will be dissolved. As a result of the reorganization, each shareholder of the acquired Touchstone Fund will own shares of the corresponding class of the acquiring New Fund equal in value to the shares of the acquired Touchstone Fund that he owns immediately before the reorganization.

COMPARISON OF TOUCHSTONE EMERGING GROWTH FUND TO NEW EMERGING GROWTH FUND

     Investment Objective and Principal Investment Strategies. The investment objective and principal investment strategies of the New Emerging Growth Fund will be identical to those of the Touchstone Emerging Growth Fund. The investment objective of the New Emerging Growth Fund will be to seek to increase the value of shares as a primary goal and to earn income as a secondary goal.

     The New Emerging Growth Fund will invest primarily (at least 65% of total assets) in the common stocks of smaller, rapidly growing (emerging growth) companies. In selecting its investments, the portfolio managers will focus on those companies they believe will grow faster than the U.S. economy in general. The portfolio managers also choose companies they believe are priced lower in the market than their true value.

     When the portfolio managers believe the following securities offer a good potential for capital growth or income, up to 35% of the fund's assets may be invested in:

     o    Larger company stocks;
     o    Preferred stocks;
     o    Convertible bonds; and
     o    Other debt securities, including:  collateralized mortgage obligations
          (CMOs), stripped U.S. government securities (Strips) and mortgage-related securities, all of which will be rated investment grade.

     The New Emerging Growth Fund may also invest in:

     o Securities of foreign companies traded mainly outside the U.S. (up to 20%);
     o    American Depositary Receipts (ADRs) (up to 20%); and
     o    Emerging market securities (up to 10%).

     Risk Factors. An investment in the New Emerging Growth Fund will involve certain risks, which are the same risks associated with an investment in the Touchstone Emerging Growth Fund. The share price of the New Emerging Growth Fund will fluctuate, and an investor could lose money on an investment in the New Emerging Growth Fund. An investment in the New Emerging Growth Fund could return less than other investments:

     o    If the stock market as a whole goes down
     o Because securities of small cap companies may be more thinly traded and may have more frequent and larger price changes than securities of larger cap companies
     o If the market continually values the stocks in the New Emerging Growth Fund's portfolio lower than the portfolio managers believe they should be valued
     o If the stocks in the New Emerging Growth Fund's portfolio are not undervalued as expected
     o If the companies in which the New Emerging Growth Fund invests do not grow as rapidly as expected
     o If interest rates go up, causing the value of any debt securities held by the New Emerging Growth Fund to decline
     o Because CMOs, Strips and mortgage-related securities may lose more value due to changes in interest rates than other debt securities and are subject to prepayment
     o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency and exchange rates and other factors
     o Because emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. and economic or political changes may cause larger price changes in emerging market securities than other foreign securities

     Investment Management. Touchstone Advisors, the investment advisor of the Touchstone Emerging Growth Fund, will be the investment advisor of the New Emerging Growth Fund. The terms of the investment advisory agreement for the New Emerging Growth Fund will be identical to the terms of the current investment advisory agreement for the Touchstone Emerging Growth Fund except for the effective and termination dates.

     David L. Babson & Company, Inc. and Westfield Capital Management Company, Inc., the sub-advisors of the Touchstone Emerging Growth Fund, will be the sub-advisors of the New Emerging Growth Fund. The terms of the sub-advisory agreements for the New Emerging Growth Fund will be identical to the terms of the current sub-advisory agreements for the Touchstone Emerging Growth Fund except for the effective and termination dates.

     Administrative Services. Investors Bank & Trust Company serves as custodian, administrator and fund accounting agent for the Touchstone Emerging Growth Fund and will provide these services to New Emerging Growth Fund. State Street Bank and Trust Company serves as transfer agent and dividend paying agent for the Touchstone Emerging Growth Fund. It is anticipated that, following the reorganization, Countrywide Fund Services, Inc. will act as transfer agent and dividend paying agent to the New Emerging Growth Fund for an annual fee less than that currently paid by the Touchstone Emerging Growth Fund. Countrywide Fund Services is an affiliate of Touchstone Advisors.

     Sales Charges. The maximum sales charge (5.75% of the offering price) for Class A shares of the New Emerging Growth Fund will be the same as the maximum sales charge for Class A shares of the Touchstone Emerging Growth Fund. Both Funds reduce the rate of the sales charge for purchases of $50,000 or more, offer reduced sales loads for certain purchase programs, permit purchases at net asset value for certain persons and impose a 1.00% contingent deferred sales load on certain redemptions.

     The maximum sales charge for Class C shares of the New Emerging Growth Fund will be 1.25% of the offering price. There is no sales charge for Class C shares of the Touchstone Emerging Growth Fund. Both New Emerging Growth Fund and Touchstone Emerging Growth Fund generally impose a contingent deferred sales charge of 1.00% on Class C shares redeemed within one year of purchase.

     No sales charge will be applicable to the merger transactions. In addition, the 1.25% sales load will be waived on future purchases by current shareholders of Class C shares of Touchstone Emerging Growth Fund. Therefore, if you are a Class C shareholder of the Touchstone Emerging Growth Fund and the merger with the New Emerging Growth Fund is completed, you will not pay the 1.25% sales charge when you purchase additional Class C shares of the New Emerging Growth Fund.

     See Appendix B to this Proxy Statement/Prospectus for a more complete description of the sales charges that will be applicable to Class A and Class C shares of the New Emerging Growth Fund.

     Rule 12b-1 Fees. The distribution fees to be paid by Class A shares of the New Emerging Growth Fund pursuant to its Rule 12b-1 Plan will be no greater than 0.25% of the average daily net assets attributable to Class A shares. This maximum equals the maximum rate of 12b-1 fees payable by Class A shares of the Touchstone Emerging Growth Fund. The maximum rate of 12b-1 fees payable by Class C shares of the New Emerging Growth Fund and the Touchstone Emerging Growth Fund is the same (1.00% of average daily net assets attributable to Class C shares).

COMPARISON OF TOUCHSTONE INTERNATIONAL EQUITY FUND TO NEW INTERNATIONAL EQUITY FUND

     Investment Objective and Principal Investment Strategies. The investment objective and principal investment strategies of the New International Equity Fund will be identical to those of the Touchstone International Equity Fund. The investment objective of the New International Equity Fund will be to seek to increase the value of shares of the New International Equity Fund over the long term.

     The New International Equity Fund will invest primarily (at least 80% of total assets) in equity securities of foreign companies and will invest in at least three countries outside the United States. A large portion of those non-U.S. equity securities may be issued by companies active in emerging market countries (up to 40% of total assets).

     The New International Equity Fund may also invest in certain debt securities issued by U.S. and non-U.S. entities (up to 20%), including non-investment grade debt securities rated as low as B.

     The portfolio manager will use a growth-oriented style to choose investments for the New International Equity Fund. This will include the use of both qualitative and quantitative analysis to identify markets and companies that offer solid growth prospects at reasonable prices. The portfolio manager's investment process will seek to add value by making good regional and country allocations as well as by selecting individual stocks within a region.

     Risk Factors. An investment in the New International Equity Fund will involve certain risks, which are the same risks associated with an investment in the Touchstone International Equity Fund. The share price of the New International Equity Fund will fluctuate, and an investor could lose money on an investment in the New International Equity Fund. An investment in the New International Equity Fund could also return less than other investments:

     o    If the stock market as a whole goes down
     o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in the currency exchange rates and other factors
     o Because emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. and economic or political changes may cause larger price changes in emerging market securities than other foreign securities
     o If the stocks in the portfolio of the New International Equity Fund do not grow over the long term as expected
     o If interest rates go up, causing the value of any debt securities held by the New International Equity Fund to decline

     o Because issuers of non-investment grade securities held by the New International Equity Fund are more likely to be unable to make timely payments of interest or principal.

     Investment Management. Touchstone Advisors, the investment advisor of the Touchstone International Equity Fund, will be the investment advisor of the New International Equity Fund. The terms of the investment advisory agreement for the New International Equity Fund will be identical to the terms of the current investment advisory agreement for the Touchstone International Equity Fund except for the effective and termination dates.

     Credit Suisse, the sub-advisor of the Touchstone International Equity Fund, will be the sub-advisor of the New International Equity Fund. The terms of the sub-advisory agreement for the New International Equity Fund will be identical to the terms of the current sub-advisory agreement for the Touchstone International Equity Fund except for the effective and termination dates.

     Administrative   Services.   Investors  Bank  &  Trust  Company  serves  as
custodian, administrator and fund accounting agent for the Touchstone International Equity Fund and will provide these services to the New International Equity Fund. State Street Bank and Trust Company serves as transfer agent and dividend paying agent for the Touchstone International Equity Fund. It is anticipated that, following the reorganization, Countrywide Fund Services, Inc. will serve as transfer agent and dividend paying agent to the New International Equity Fund for an annual fee less than that currently paid by the Touchstone International Equity Fund. Countrywide Fund Services is an affiliate of Touchstone Advisors.

     Sales Charges. The maximum sales charge (5.75% of the offering price) for Class A shares of the New International Equity Fund will be the same as the maximum sales charge for Class A shares of the Touchstone International Equity Fund. Both Funds reduce the rate of the sales charge for purchases of $50,000 or more, offer reduced sales loads for certain purchase programs, permit purchases at net asset value for certain persons and impose a 1.00% contingent deferred sales load on certain redemptions.

     The maximum sales charge for Class C shares of the New International Equity Fund will be 1.25% of the offering price. There is no sales charge for Class C shares of the Touchstone International Equity Fund. Both New International Equity Fund and Touchstone International Equity Fund generally impose a contingent deferred sales charge of 1.00% on Class C shares redeemed within one year of purchase.

     No sales charge will be applicable to the merger transactions. In addition, the 1.25% sales load will be waived on future purchases by current shareholders of Class C shares of Touchstone International Equity Fund. Therefore, if you are a Class C shareholder of the Touchstone International Equity Fund and the merger with the New International Equity Fund is completed, you will not pay the 1.25% sales charge when you purchase additional Class C shares of the New International Equity Fund.

     See Appendix B to this Proxy Statement/Prospectus for a more complete description of the sales charges that will be applicable to Class A and Class C shares of the New International Equity Fund.

     Rule 12b-1 Fees. The distribution fees to be paid by Class A shares of the New International Equity Fund pursuant to its Rule 12b-1 Plan will be no greater than 0.25% of the average daily net assets attributable to Class A shares. This maximum equals the maximum rate of 12b-1 fees payable by Class A shares of the Touchstone International Equity Fund. The maximum rate of 12b-1 fees payable by Class C shares of the New International Equity Fund and the Touchstone International Equity Fund is the same (1.00% of average daily net assets attributable to Class C shares).

COMPARISON OF TOUCHSTONE VALUE PLUS FUND TO NEW VALUE PLUS FUND

     Investment Objective and Principal Investment Strategies. The investment objective and principal investment strategies of the New Value Plus Fund will be identical to those of the Touchstone Value Plus Fund. The investment objective of the New Value Plus Fund will be to seek to increase the value of shares of the New Value Plus Fund over the long term.

     The New Value Plus Fund will invest primarily (at least 65% of total assets) in common stock of larger companies that the portfolio manager believes are undervalued. In choosing undervalued stocks, the portfolio manager looks for companies that have proven management and unique features or advantages but are believed to be priced lower than their true value. These companies may not pay dividends. The New Value Plus Fund may also invest in common stocks of rapidly growing companies to enhance the Fund's return and vary its investments to avoid having too much of the assets of the New Value Plus Fund subject to risks specific to undervalued stocks.

     Approximately 70% of total assets will generally be invested in large cap companies and approximately 30% will generally be invested in mid cap companies.

     The New Value Plus Fund will be permitted to invest in:

     o    Preferred stocks;
     o    Investment grade debt securities; and
     o    Convertible securities.

     In addition, the New Value Plus Fund may invest in (up to 10%):

     o    Cash equivalent instruments; and
     o    Short-term debt securities.

     Risk Factors. An investment in the New Value Plus Fund will involve certain risks, which are the same risks associated with an investment in the Touchstone Value Plus Fund. The share price of the New Value Plus Fund will fluctuate, and an investor could lose money on an investment in this fund. The New Value Plus Fund could also return less than other investments:

     o    If the stock market as a whole goes down
     o If the market continually values the stocks in the portfolio of the New Value Plus Fund lower than the portfolio manager believes they should be valued
     o If the stocks in the portfolio of the New Value Plus Fund are not undervalued as expected
     o If interest rates go up, causing the value of any debt securities held by the New Value Plus Fund to decline

     Investment Management. Touchstone Advisors, the investment advisor of the Touchstone Value Plus Fund, will be the investment advisor of the New Value Plus Fund. The terms of the investment advisory agreement for the New Value Plus Fund will be identical to the terms of the current investment advisory agreement for the Touchstone Value Plus Fund except for the effective and termination dates.

     Fort Washington Investment Advisors, Inc., the sub-advisor of the Touchstone Value Plus Fund, will be the sub-advisor of the New Value Plus Fund. The terms of the sub-advisory agreement for the New Value Plus Fund will be identical to the terms of the current sub-advisory agreement for the Touchstone Value Plus Fund except for the effective and termination dates.

     Administrative Services. Investors Bank & Trust Company serves as custodian, administrator and fund accounting agent for the Touchstone Value Plus Fund and will provide these services to the New Value Plus Fund. State Street Bank and Trust Company serves as transfer agent and dividend paying agent for the Touchstone Value Plus Fund. It is anticipated that, following the reorganization, Countrywide Fund Services, Inc. will serve as transfer agent and dividend paying agent to the New Value Plus Fund for an annual fee less than that currently paid by the Touchstone Value Plus Fund. Countrywide Fund Services is an affiliate of Touchstone Advisors.

     Sales Charges. The maximum sales charge (5.75% of the offering price) for Class A shares of the New Value Plus Fund will be the same as the maximum sales charge for Class A shares of the Touchstone Value Plus Fund. Both Funds reduce the rate of the sales charge for purchases of $50,000 or more, offer reduced sales loads for certain purchase programs, permit purchases at net asset value for certain persons and impose a 1.00% contingent deferred sales load on certain redemptions.

     The maximum sales charge for Class C shares of the New Value Plus Fund will be 1.25% of the offering price. There is no sales charge for Class C shares of the Touchstone Value Plus Fund. Both New Value Plus Fund and Touchstone Value Plus Fund generally impose a contingent deferred sales charge of 1.00% on Class C shares redeemed within one year of purchase.

     No sales charge will be applicable to the merger transactions. In addition, the 1.25% sales load will be waived on future purchases by current shareholders of Class C shares of Touchstone Value Plus Fund. Therefore, if you are a Class C shareholder of the Touchstone Value Plus Fund and the merger with the New Value Plus Fund is completed, you will not pay the 1.25% sales charge when you purchase additional Class C shares of the New Value Plus Fund.

     See Appendix B to this Proxy Statement/Prospectus for a more complete description of the sales charges that will be applicable to Class A and Class C shares of the New Value Plus Fund.

     Rule 12b-1 Fees. The distribution fees to be paid by Class A shares of the New Value Plus Fund pursuant to its Rule 12b-1 Plan will be no greater than 0.25% of the average daily net assets attributable to Class A shares. This maximum equals the maximum rate of 12b-1 fees payable by Class A shares of the Touchstone Value Plus Fund. The maximum rate of 12b-1 fees payable by Class C shares of the New Value Plus Fund and the Touchstone Value Plus Fund is the same (1.00% of average daily net assets attributable to Class C shares).

COMPARISON OF TOUCHSTONE GROWTH & INCOME FUND TO NEW VALUE PLUS FUND

     Investment Objective and Principal Investment Strategies. The investment objective and principal investment strategies of the New Value Plus Fund will be similar to those of the Touchstone Growth & Income Fund.

     o The investment objective of the New Value Plus Fund will be to seek to increase the value of its shares over the long-term. Unlike the Touchstone Growth & Income Fund, the New Value Plus Fund will not seek to obtain dividend income and therefore, it will not invest primarily in dividend-paying securities. It will invest primarily in common stock of larger companies that the portfolio manager believes are undervalued and may invest in companies that do not pay dividends.

     o Although the portfolio managers of both funds follow a value-oriented style, the New Value Plus Fund may invest in common stocks of rapidly growing companies to enhance its return and vary its investments to avoid having too much of the Fund's assets subject to risks specific to undervalued stocks.

     o Approximately 70% of total assets of the New Value Plus Fund's portfolio will generally be invested in large cap companies and approximately 30% will generally be invested in mid cap companies. As a result, its portfolio may contain more large cap companies than the Touchstone Growth & Income Fund's portfolio.

     o Both funds may invest in preferred stocks, convertible securities and debt securities. Unlike the Touchstone Growth & Income Fund, the New Value Plus Fund will not invest in non-investment grade debt securities

     o The New Value Plus Fund may invest up to 10% of its total assets in short-term debt securities and cash equivalent investments. It will not invest in securities of foreign companies or real estate investment trusts, which are permissible investments for the Touchstone Growth & Income Fund.

     This comparison of the New Value Plus Fund and the Growth & Income Fund is intended to be a brief summary of the differences in the investment objective and principal investment strategies of those two funds. A more complete description of the investment objective and principal investment strategies of each fund is set forth in the Touchstone Series Trust prospectus that accompanies this Proxy Statement/Prospectus.

     Risk Factors. An investment in the New Value Plus Fund will involve certain risks, which are the same risks associated with an investment in the Touchstone Value Plus Fund. A description of the various risks associated with an investment in the Touchstone Value Plus Fund is set forth in previous section of this Proxy Statement/Prospectus.

     The New Value Plus Fund, like the Touchstone Growth & Income Fund, is subject to market risk when it invests in common stocks and to interest rate and credit risk when it invests in debt securities. Unlike the Touchstone Growth & Income Fund, the New Value Plus Fund will not be subject to the risks related to investments in non-investment grade securities or foreign stocks. Since the New Value Plus Fund will not invest to receive dividend income, it will not be concerned about whether earnings are achieved and income is available for dividend payments.

     Investment Management. Touchstone Advisors, the investment advisor of the Touchstone Growth & Income Fund, will be the investment advisor of the New Value Plus Fund. The terms of the investment advisory agreement for the New Value Plus Fund will be identical to the terms of the current investment advisory agreement for the Touchstone Growth & Income Fund except for the name of the fund, the rate of the advisory fee and the effective and termination dates. The rate of the advisory fee to be paid by the New Value Plus Fund will be 0.75% of its average daily net assets, which is 0.05% less than the rate of the advisory fee paid by the Touchstone Growth & Income Fund.

     Fort Washington Investment Advisors, Inc., the sub-advisor of the Touchstone Value Plus Fund, will be the sub-advisor of the New Value Plus Fund. Scudder Kemper Investments, Inc. is the sub-advisor of the Touchstone Growth & Income Fund. The terms of the sub-advisory agreement for the New Value Plus Fund will be identical to the terms of the current sub-advisory agreement for the Touchstone Growth & Income Fund except for the rate of the sub-advisory fees, the name of the sub-advisor and the effective and termination dates.

     The rate of the sub-advisory fee to be paid by the New Value Plus Fund to Fort Washington will be 0.45% of its average daily net assets. The rate of the sub-advisory fee paid by the Touchstone Growth & Income Fund to Scudder Kemper Investments is 0.50% of the first $150 million of the average daily net assets of the Touchstone Growth & Income Fund and a similar fund of Touchstone Variable Series Trust and 0.45% of the average daily net assets of these 2 funds in excess of $150 million. Because the average daily net assets of these 2 funds is currently less than $150 million, the rate of the sub-advisory to be paid by the New Value Plus Fund will be 0.05% less than the rate of the sub-advisory fee paid by the Touchstone Growth & Income Fund.

     Administrative Services. Investors Bank & Trust Company serves as custodian, administrator and fund accounting agent for the Touchstone Growth & Income Fund and will provide these services to the New Value Plus Fund. State Street Bank and Trust Company serves as transfer agent and dividend paying agent for the Touchstone
Growth & Income Fund. It is anticipated that, following the reorganization, Countrywide Fund Services, Inc. will serve as transfer agent and dividend paying agent to the New Value Plus Fund at an annual fee less than that currently paid by the Touchstone Growth & Income Fund. Countrywide Fund Services is an affiliate of Touchstone Advisors.

     Sales Charges. The maximum sales charge (5.75% of the offering price) for Class A shares of the New Value Plus Fund will be the same as the maximum sales charge for Class A shares of Touchstone Growth & Income Fund. Both Funds reduce the rate of the sales charge for purchases of $50,000 or more, offer reduced sales loads for certain purchase programs, permit purchases at net asset value for certain persons and impose a 1.00% contingent deferred sales load on certain redemptions.

     The maximum sales charge for Class C shares of the New Value Plus Fund will be 1.25% of the offering price. There is no sales charge for Class C shares of Touchstone Growth & Income Fund. Both New Value Plus Fund and Touchstone Growth & Income Fund generally impose a contingent deferred sales charge of 1.00% on Class C shares redeemed within one year of purchase.

     No sales charge will be applicable to the merger transactions. In addition, the 1.25% sales load will be waived on future purchases by current shareholders of Class C shares of Touchstone Growth & Income Fund. Therefore, if you are a Class C shareholder of the Touchstone Growth & Income Fund and the merger with the New Value Plus Fund is completed, you will not pay the 1.25% sales charge when you purchase additional Class C shares of the New Value Plus Fund.

     See Appendix B to this Proxy Statement/Prospectus for a more complete description of the sales charges that will be applicable to Class A and Class C shares of New Value Plus Fund.

     Rule 12b-1 Fees. The distribution fees to be paid by the Class A shares of the New Value Plus Fund pursuant to its Rule 12b-1 Plan will be no greater than 0.25% of the average daily net assets attributable to Class A shares. This maximum equals the maximum rate of 12b-1 fees payable by Class A shares of Touchstone Growth & Income Fund. The maximum rate of 12b-1 fees payable by Class C shares of New Value Plus Fund and Touchstone Growth & Income Fund is the same (1.00% of average daily net assets attributable to Class C shares).

COMPARISON OF PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

     The procedures for purchasing, redeeming and exchanging shares of the New Funds will be substantially similar to those of the Touchstone Funds. A more complete description of the applicable purchase, redemption and exchange procedures is set forth in Appendix B to this Proxy Statement/Prospectus.

     The following list highlights the most significant differences in the purchase, redemption and exchange procedures of the Touchstone Funds and the New Funds.

     o Under some circumstances, the minimum investment amount required for an initial investment in a New Fund will be greater than the minimum investment amount required in a Touchstone Fund.

     o Under some circumstances, no minimum investment amount will be required for an additional investment in a New Fund.

     o The purchase of Class C shares in a New Fund generally will be subject to a 1.25% front-end sales charge.

     o A potential investor in a New Fund will not be able to open an account with a wire transfer.

     o A shareholder in a New Fund cannot sell shares over the telephone if the amount of the sale is more than $25,000 or the account is an IRA.

     o A wire charge fee of $8.00 will be charged to selling shareholders who direct the proceeds of the sale to be wired into a bank account.

     o A signature guarantee is required when the proceeds from the sale of your shares exceeds $25,000.

TAX CONSEQUENCES

     Touchstone Series Trust and Countrywide Strategic Trust have received an opinion of counsel that the reorganization will not result in any gain or loss for federal income tax purposes to any Touchstone Fund or its shareholders or any new Fund or its shareholders. See "The Proposed Reorganization--Tax Considerations."

PRINCIPAL RISKS OF INVESTING IN NEW FUNDS

     The following table shows some of the main risks to which each New Fund is subject. Each risk is described in detail below. The applicable risks are also discussed in prior sections of this Proxy Statement/Prospectus that compare the Touchstone Funds to each Corresponding New Fund. An investment in any of the New Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

                                     New Emerging   New International  New Value
Principal Risks                      Growth Fund       Equity Fund     Plus Fund
--------------------------------------------------------------------------------

Market Risk                               x                 x              x
 ................................................................................

   Emerging Growth Companies              x
 ................................................................................

Interest Rate Risk                        x                 x              x
 ................................................................................

   Mortgage-Related Securities            x
 ................................................................................

Credit Risk                               x                 x              x
 ................................................................................

   Non-Investment Grade Securities                          x
 ................................................................................

Foreign Investing Risk                    x                 x
 ................................................................................

   Emerging Market Risk                   x                 x
 ................................................................................

   Political Risk                                           x
 ................................................................................

     MARKET RISK. A New Fund that invests in common stocks is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.

     o Emerging Growth Companies. Investment in Emerging Growth companies is subject to enhanced risks because such companies generally have limited product lines, markets or financial resources and often exhibit a lack of management depth. The securities of such companies can be difficult to sell and are usually more volatile than securities of larger, more established companies.

     INTEREST RATE RISK. A New Fund that invests in debt securities is subject to the risk that the market value of the debt securities will decline because of rising interest rates. The prices of debt securities are generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

     o Mortgage-related securities. Payments from the pool of loans underlying a mortgage-related security may not be enough to meet the monthly payments of the mortgage-related security. If this occurs, the mortgage-related security will lose value. Also, prepayments of mortgages or mortgage foreclosures will shorten the life of the pool of mortgages underlying a mortgage-related security and will affect the average life of the mortgage-related securities held by a New Fund. Mortgage prepayments vary based on several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. In periods of falling interest rates, there are usually more prepayments. The reinvestment of cash received from prepayments will, therefore, usually be at lower interest rate than the original investment, lowering the New Fund's yield. Mortgage-related securities may be less likely to increase in value during periods of falling interest rates than other debt securities.

     CREDIT RISK. The debt securities in a New Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

     o Non-Investment Grade Securities. Non-investment grade securities are sometimes referred to as "junk bonds" and are very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that a New Fund could suffer a loss from investments in non-investment grade securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment grade securities has, in the past, had more frequent and larger price changes than the markets for other securities. Non-investment grade securities can also be more difficult to sell for good value.

     FOREIGN INVESTING. Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

     o Emerging Markets Risk. Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries.

     o Political Risk. Political risk includes a greater potential for revolts, and the taking of assets by governments. For example, a New Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under communist systems that took control of private industry. This could occur again in this region or others in which a New Fund may invest, in which case the New Fund may lose all of part of its investment in that country's issuers.

THE PROSPOSED REORGANIZATION

CONSIDERATION OF THE PROPOSED REORGANIZATION BY THE TOUCHSTONE BOARD

     The Board of Trustees of Touchstone Series Trust, including a majority of the Trustees who are not interested persons of Touchstone Series Trust, Countrywide Strategic Trust, Touchstone Advisors, Fort Washington Investment Advisors, Countrywide Investments or any affiliated person of these entities, has unanimously approved the Plan and determined that the reorganization is in the best interests of each Touchstone Fund and the interests of the existing shareholders of each Touchstone Fund will not be diluted as a result of the reorganization. The Board of Trustees of Touchstone Series Trust considered the following factors in its review of the reorganization:

     o The investment objectives and principal investment strategies of the acquiring New Fund will be identical or substantially similar to those of the acquired Touchstone Fund.

     o The projected expense ratio of the acquiring New Fund will be the same as or lower than the expense ratio of the acquired Touchstone Fund.

     o The investment advisory agreement and sub-advisory agreement of the acquiring New Fund will be substantially similar to those of the acquired Touchstone Fund.

     o The reorganization will not result in any tax consequences to the existing shareholders of the Touchstone Funds.

     o The costs of the reorganization will be paid by Touchstone Advisors or its affiliates.


     The Board also considered that the current sub-advisors for the Touchstone Emerging Growth Fund, the Touchstone International Equity Fund and the Touchstone Value Plus Fund will serve as the sub-advisors to the New Emerging Growth Fund, the New International Equity Fund and the New Value Plus Fund.

     In addition, the Board considered the representation made by representatives of Touchstone Advisors and Countrywide Investments that the consolidation of the Touchstone and Countrywide complexes may result in operating efficiencies and permit a more focused marketing strategy resulting in the greater likelihood of asset growth. Management representatives explained to the Board members that there are certain duplicate costs associated with maintaining 4 separate investment companies and similar funds, including separate audit fees and state filing fees. Combining the Touchstone and the Countrywide complexes and eliminating similar funds should eliminate these duplicate costs.

     The combination will also permit each remaining investment company to focus on a specific market (equity funds, taxable fixed income funds and tax-free fixed income funds). This focus and broader selection of funds in the combined complex may increase the opportunity for future asset growth. Merging duplicate funds will avoid confusion among current and potential shareholders and could result in a fund with more assets. Asset growth could enable a fund to obtain economies of scale by spreading certain expenses over a larger asset base and by reaching asset breakpoints in the rate of certain fees, which may result in an overall lower expense ratio for the fund. There can be no assurance, however, that asset growth, economies of scale or lower expense ratios will be achieved.

     The Board of Trustees also considered alternatives to the reorganization, including maintaining the current structure. In addition, the Board of Trustees considered the proposed reorganization of the Touchstone Funds in the context of management's stated goal of consolidating and simplifying the Touchstone and Countrywide mutual fund complexes. The Board recognized that, although the reorganization of the Touchstone Funds potentially could benefit Touchstone Advisors and its affiliates, it should also benefit shareholders by facilitating increased operational efficiencies and more focused marketing strategies.

AGREEMENT AND PLAN OF REORGANIZATION

     The terms and conditions under which the proposed reorganization will be completed are set forth in the Agreement and Plan of Reorganization. Significant provisions of the Plan are summarized below. This summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to the Proxy Statement/Prospectus. Unless defined in this Proxy Statement/Prospectus, a defined term used in this section has the same meaning as when it is used in the Plan.

     Before the Effective Time of the reorganization, Countrywide Strategic Trust will establish the New Funds by amending its Declaration of Trust and adding 3 new series of shares. As of the Effective Time of the reorganization, each Touchstone Fund will transfer all of its assets, subject to liabilities, to the applicable New Fund in exchange solely for shares of the New Fund. The shares of the New Fund will be deemed to be distributed immediately on a pro rata basis to the shareholders of the applicable Touchstone Fund.

     It is anticipated that the Effective Time of the reorganization will be immediately after the close of business on April 28, 2000 (the last business day of the month), if all conditions of the Plan are fulfilled or waived. The date of the Effective Time may be extended to a later date by the Board of Trustees of Touchstone Series Trust and the Board of Trustees of Countrywide Strategic Trust.

     The assets of each Touchstone Fund to be acquired in the reorganization will include all property, including without limitation, all cash, cash equivalents, securities, commodities and futures interests, receivables (including interest or dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, and other property owned by the Touchstone Fund and any deferred or prepaid expenses shown as an asset on the books of the Touchstone Fund at the Effective Time, all of which are consistent with the investment limitations of the acquiring New Fund. Each acquiring New Fund will assume from the acquired Touchstone Fund or Touchstone Funds all liabilities, expenses, costs, charges and reserves of the acquired Touchstone Fund or Touchstone Funds of whatever kind or nature, provided that each acquired Touchstone Fund utilized its best efforts to discharge all of its known debts, liabilities, obligations and duties before the Effective Time. In exchange for all of the assets and liabilities of the acquired Touchstone Fund or Touchstone Funds, the acquiring New Fund will deliver shares of the acquiring New Fund to the acquired Touchstone Fund or Touchstone Funds. The acquired Touchstone Fund will deliver the shares of the acquiring New Fund to the shareholders of the acquired Touchstone Fund in exchange for their shares of the acquired Touchstone Fund.

     The value of the assets and liabilities of each acquired Touchstone Fund will be determined as of the Effective Time in accordance with the policies and procedures set forth in the prospectus of Touchstone Series Trust. The value of the shares of the acquiring New Fund to be issued in exchange for the net assets of the acquired Touchstone Fund will be equal to the value of the shares of the acquired Touchstone Fund outstanding as of the Effective Time.

     As soon as practicable after the Closing Date, each Touchstone Fund will liquidate and distribute pro rata to its shareholders of record the shares of the corresponding New Fund received by the Touchstone Fund. The liquidation and distribution will be accomplished by opening accounts on the books of Countrywide Strategic Trust in the names of shareholders of each Touchstone Fund and by transferring the shares of each New Fund credited to the account of each Touchstone Fund on the books of Countrywide Strategic Trust. The value of the shares transferred to each shareholder's account will be equal to the value of the shares of each Touchstone Fund held by the shareholder as of the Effective Time. Fractional shares of each New Fund will be rounded to the nearest thousandth of a share.

     Any transfer of taxes payable upon issuance of the shares of each New Fund in a name other than the name of the registered holder of the shares on the books of each Touchstone Fund as of that time must be paid by the person to whom such shares are to be issued as a condition of the transfer. Any reporting responsibility of Touchstone Series Trust with respect to each Touchstone Fund will continue to be the responsibility of Touchstone Series Trust up to and including the Effective Time and such later date on which each Touchstone Fund is liquidated and Touchstone Series Trust is dissolved.

     Conditions of the closing of the reorganization include a condition that each of Touchstone Series Trust and Countrywide Strategic Trust must receive an opinion from Frost & Jacobs LLP regarding certain tax aspects of the reorganization (see "Tax Considerations") and an order from the Commission to permit them to implement the proposed reorganization (see "The Proposed Reorganization--Section 17(b) Exemptive Order").

     The Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Touchstone Funds, prior to the Closing Date. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the special meeting which will detrimentally affect the value of the shares of each New Fund to be distributed.

     Touchstone Advisors and/or its affiliates will pay the costs of the reorganization, including legal, accounting and other professional fees and the cost of soliciting proxies for the special meeting (consisting principally of printing and mailing expenses). The total estimated costs for the proposed reorganization are approximately $375,000.

SECTION 17(b) EXEMPTIVE ORDER

     Touchstone Series Trust, Countrywide Strategic Trust and Touchstone Advisors (the "Applicants") have submitted an application to the Securities and Exchange Commission for an order, pursuant to Section 17(b) of the Investment
Company Act of 1940, exempting the Applicants from the provisions of Section 17(a) of the Investment Company Act of 1940 to permit them to implement the proposed reorganization. Section 17(a) generally prohibits any affiliated person, or any affiliated person of an affiliated person, of a registered investment company, acting as principal, from knowingly purchasing any security from, or selling any security to, the investment company. The proposed transfer of assets from a Touchstone Fund to a New Fund in exchange for shares of the New Fund may be deemed to be a sale of the Touchstone Fund's portfolio securities to the New Fund. Due to certain affiliations among the Applicants, Section 17(a) may be applicable to the proposed reorganization and may prohibit the Applicants from implementing the proposed reorganization unless the Applicants obtain the requested order. Section 17(b) permits the Commission to issue an order of exemption if the applicable statutory standards are met. In the application, the Applicants have asserted that they meet the applicable statutory standards because (1) the terms of the proposed reorganization are reasonable and fair and do not involve overreaching on the part of any person concerned and (2) the proposed reorganization will be consistent with the policies of Touchstone Series Trust and the policies of Countrywide Strategic Trust.

     If the Commission does not issue the requested order, the Boards of Trustees of Touchstone Series Trust and Countrywide Strategic Trust will take such actions as they deem appropriate and in the best interests of the shareholders of the relevant trust. These actions will include the consideration of other options, such as restructuring the proposed reorganization, implementing other strategies to consolidate the Touchstone and Countrywide mutual fund complexes, or maintaining the current structure. The reorganization as proposed will not be implemented if the Commission does not issue the requested order.

DIVIDENDS AND OTHER DISTRIBUTIONS

     Each Touchstone Fund distributes substantially all of its net investment income and capital gains to shareholders each year. On or before the Closing Date, each Touchstone Fund may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain.

TAX CONSIDERATIONS

     It is a condition to the consummation of the reorganization that each of Touchstone Series Trust and Countrywide Strategic Trust must receive an opinion from Frost & Jacobs LLP, counsel to Touchstone Series Trust and Countrywide Strategic Trust, to the effect that, with respect to the reorganization as it affects each Touchstone Fund or each New Fund, as the case may be:

     o the reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code
     o no gain or loss will be recognized by any of the Touchstone Funds or New Funds upon the transfer of assets of each Touchstone Fund in exchange for shares of the acquiring New Fund
     o no gain or loss will be recognized by shareholders of any Touchstone Fund upon liquidation of the Touchstone Fund and the distribution of shares of the acquiring New Fund constructively in exchange for shares of the acquired Touchstone Fund
     o each New Fund's basis in the assets of the acquired Touchstone Fund received pursuant to the reorganization will be the same as the basis of those assets in the hands of the Touchstone Fund immediately prior to the exchange, and the holding period of those assets in the hands of the New Fund will include the holding period of the Touchstone Fund
     o the basis of shares of a New Fund received by each shareholder of the acquired Touchstone Fund pursuant to the reorganization will be the same as the shareholder's basis in shares of the Touchstone Fund held by the shareholder immediately prior to the exchange
     o    the  holding  period  of  shares  of each  New Fund  received  by each shareholder of the acquired Touchstone Fund pursuant to the reorganization will include the shareholder's holding period of shares of the Touchstone Fund held immediately prior to the exchange, provided that the shares of the Touchstone Fund were held as capital assets on the date of the reorganization.

     Touchstone Series Trust and Countrywide Strategic Trust are not seeking a tax ruling from the Internal Revenue Service but are acting in reliance upon the opinion of counsel discussed above. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. This discussion relates only to the federal income tax consequences of the reorganization.
Shareholders should consult their tax advisors about any state and local tax consequences of the reorganization.


CAPITALIZATION

     The following tables show the capitalization of each Touchstone Fund as of December 31, 1999, and the pro forma capitalization of each New Fund as of that date, giving effect to the reorganization.

                                                ------------------------------ ------------------------------
                                                           Class A                        Class C
                                                ------------------------------ ------------------------------
                                                  Touchstone        New         Touchstone        New
                                                   Emerging      Emerging        Emerging       Emerging
                                                 Growth Fund    Growth Fund     Growth Fund    Growth Fund
                                                 -----------    -----------     -----------    -----------
Net Assets (in thousands).................         $10,743         $10,743         $3,964         $3,964

Net Asset Value per Share.................          $16.96          $16.96         $16.29         $16.29

Shares Outstanding (in thousands).........             634             634            243            243

                                       26

                                                ------------------------------ ------------------------------
                                                           Class A                        Class C
                                                ------------------------------ ------------------------------
                                                  Touchstone         New        Touchstone         New
                                                International   International  International  International
                                                 Equity Fund     Equity Fund    Equity Fund    Equity Fund
                                                 -----------     -----------    -----------    -----------
Net Assets (in thousands).................          $9,043          $9,043         $6,475         $6,475

Net Asset Value per Share.................          $16.52          $16.52         $15.92         $15.92

Shares Outstanding (in thousands).........             547             547            407            407

                                                ---------------------------------------------------
                                                                     Class A
                                                ---------------------------------------------------
                                                   Touchstone       Touchstone           New
                                                     Value           Growth &           Value
                                                   Plus Fund        Income Fund       Plus Fund
                                                   ---------        -----------       ---------
Net Assets (in thousands).................         $31,808           $12,574          $65,830*

Net Asset Value per Share.................          $11.77            $14.44           $11.77

Shares Outstanding (in thousands).........           2,703               871            5,593

                                                ---------------------------------------------------
                                                                     Class C
                                                ---------------------------------------------------
                                                   Touchstone       Touchstone           New
                                                     Value           Growth &           Value
                                                   Plus Fund        Income Fund       Plus Fund
                                                   ---------        -----------       ---------
Net Assets (in thousands).................            $548            $2,109           $2,657

Net Asset Value per Share.................          $11.48            $13.25           $11.48

Shares Outstanding (in thousands).........              48               159              231

     * The pro forma capitalization reflects the anticipated investment of approximately $21,448,253 by an affiliated person of Touchstone Advisors prior to the reorganization.

     On December 31, 1999, there were 1,074,730 Class Y shares of Touchstone Growth & Income Fund issued and outstanding with a net asset value per share of $19.96 and net assets of $21,448,253. The Class Y shares will be redeemed prior to the reorganization, so New Value Plus Fund will issue no Class Y shares.

DESCRIPTION OF SHARES OF NEW FUNDS

     Each share of a New Fund represents an equal proportionate interest in the assets and liabilities belonging to the New Fund with each other share of the New Fund. Each share of a new Fund is entitled to the dividends and distributions belonging to the Fund as are declared by the Trustees of Countrywide Strategic Trust.

     The Trustees have the authority from time to time to divide or combine the shares of any New Fund into a greater or lesser number of shares of the New Fund so long as the proportionate beneficial interest in the assets belonging to the New Fund and the rights of shares of any other fund of the Trust are in no way affected. The Board of Trustees may classify or reclassify the shares of a New Fund into additional classes of shares at a future date.

     The shares of the New Funds do not have cumulative voting rights or any preemptive or conversion rights.

     Shares of each Fund of Countrywide Strategic Trust have equal voting rights. Each Fund votes separately on matters submitted to a vote of the shareholders except in matters where a vote of all Funds of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Each class of shares of a Fund of Countrywide Strategic Trust votes separately on matters relating to its plan of distribution pursuant to Rule 12b-1. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.

     Any general expenses of Countrywide Strategic Trust not readily identifiable as belonging to a particular fund are allocated by or under the direction of the Trustees in the manner determined by the Trustees to be fair and equitable. Generally, the Trustees allocate these expenses on the basis of relative net assets or number of shareholders.

     No shareholder of a New Fund is liable to further calls or to assessment by Countrywide Strategic Trust without his express consent. Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and management is not aware of an instance where this result has occurred.

     In addition, the Declaration of Trust of Countrywide Strategic Trust disclaims shareholder liability for its acts or obligations and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust also provides for the indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the Trust's obligations. Moreover, the Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment against the shareholder.

     As a result, and particularly as the assets of Countrywide Strategic Trust are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself will be unable to meet its obligations. Management believes that, in view of the factors discussed above, the risk of personal liability is remote.

     Additional information about shares of the New Funds is contained in the following section of this Proxy Statement/Prospectus.

COMPARISON OF SHAREHOLDER RIGHTS

General

     Each of the Touchstone Funds is a series of Touchstone Series Trust, which is a Massachusetts business trust, formed on February 7, 1994. Each New Fund will be a series of Countrywide Strategic Trust, also a Massachusetts business trust, which was formed November 18, 1982. Each of Touchstone Series Trust and Countrywide Strategic Trust is registered under the Investment Company Act of 1940 as an open-end management company and is a series investment company as defined by Rule 18f-2 under the Act. Each of Touchstone Series Trust and Countrywide Strategic Trust is governed by its Declaration of Trust, By-laws and Board of Trustees, as well as by applicable state and federal law.

     The Board of Trustees for each of Touchstone Series Trust and Countrywide Strategic Trust has authorized the issuance of several series and has the authority under its respective Declaration of Trust to issue additional series in the future. The Board of Trustees of Touchstone Series Trust has authorized the issuance of 8 series, each representing shares in one of 8 separate portfolios. The Board of Trustees of Countrywide Strategic Trust has authorized the issuance of the 3 New Funds and 4 other series of shares, each representing shares in one of 7 separate portfolios.

     The assets of each portfolio are segregated and separately managed and the interest of a shareholder is in the assets of the portfolio in which he or she holds shares. In both the Touchstone Funds and the New Funds, Class A shares and Class C shares represent interests in the assets of the applicable Fund and have identical voting, dividend, liquidation, and other rights on the same terms and conditions except that (1) expenses related to the distribution of each class of shares are borne solely by that class and (2) each class of shares has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pertaining to that class.

TRUSTEES

     The By-laws of Touchstone Series Trust and the Bylaws of Countrywide Strategic Trust provide that the term of office of each Trustee shall be from the time of his or her election until his or her successor is elected and qualified or until his or her earlier resignation or removal. Trustees of both Countrywide Strategic Trust and Touchstone Series Trust may be removed with or without cause at any meeting of shareholders by the affirmative vote of at least two thirds of the shares outstanding. A meeting for the removal of a Trustee of Countrywide Strategic Trust will be held upon the request of the holders of at least 10% of the voting power of that trust.

     Vacancies on the Board of either Touchstone Series Trust or Countrywide Strategic Trust may be filled by the Trustees remaining in office; provided, however, a meeting of shareholders will be required for the purpose of electing additional Trustees whenever fewer than a majority of the Trustees then in office were elected by shareholders.

VOTING RIGHTS

     Neither Countrywide Strategic Trust nor Touchstone Series Trust holds a meeting of shareholders annually. Neither trust typically holds a meeting of shareholders for the purpose of electing Trustees.

     Countrywide Strategic Trust will hold a meeting to elect Trustees when (a) less than a majority of the Trustees holding office in Countrywide Strategic Trust have been elected by shareholders or (b) upon a written request by shareholders of Countrywide Strategic Trust holding not less than 10% of the shares outstanding. A meeting of shareholders of Countrywide Strategic Trust, for any purpose, may be called upon the written request of shareholders holding at least 25% of the outstanding shares entitled to vote at such meeting or by the Board of Trustees.

     Special meetings of shareholders of Touchstone Series Trust, for any purpose, may be called upon the request of holders of at least 10% of the shares or by the Board of Trustees.

     On each matter submitted to a vote of the shareholders of either Countrywide Strategic Trust or Touchstone Series Trust, each shareholder is entitled to one vote for each whole share owned and a proportionate, fractional vote for each fractional share owned.

     With respect to Countrywide Strategic Trust, the affirmative vote of the majority of votes validly cast in person or by proxy at a shareholder meeting at which a quorum is present decides any questions except when a different vote is required or permitted by any provision of the Investment Company Act of 1940 or other applicable law or as may otherwise be set forth in the applicable organizational documents. With respect to Touchstone Series Trust, the required shareholder vote, provided that a quorum is present, varies depending on the provision as set forth in the organizational documents, subject to specific requirements under any provision of the Act or other applicable law. Under either trust's Declaration of Trust, a shareholder vote may be submitted to the holders of one or more but not all portfolios or classes.

LIQUIDATION OR DISSOLUTION

     In the event of the liquidation or dissolution of any of the New Funds or the Touchstone Funds, the shareholders of the fund are entitled to receive when, and as declared by the Trustees, the excess of the assets belonging to the fund over the fund's liabilities. In either case, the assets distributed to shareholders of the fund will be distributed among the shareholders in proportion to the number of shares of the fund held by them and recorded on the fund's books.

INDEMNIFICATION OF TRUSTEES AND OFFICERS

     The Declaration of Trust of Countrywide Strategic Trust provides that each individual who is a present or former Trustee or officer of Countrywide Strategic Trust who, by reason of his or her position was, is, or is threatened to be made a party to any threatened, pending or completed action shall be indemnified against all liabilities in addition to and not exclusive of the other rights applicable to such an individual. This indemnification provision does not protect any person from any liability arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, the Declaration of Trust of Countrywide Strategic Trust expressly provides for the advancement of expenses upon the undertaking by or on behalf of the individual seeking indemnification to repay the advance unless it is ultimately determined that the individual is entitled to indemnification.

     The Declaration of Trust of the Touchstone Series Trust provides that each Trustee and officer shall be indemnified against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Touchstone Series Trust, to the fullest extent permitted by law and the Investment Company Act of 1940, except for such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

SHAREHOLDER LIABILITY

     Under each trust's Declaration of Trust, the shareholders of the Countrywide Strategic Trust and Touchstone Series Trust do not have personal liability for the acts and obligations of any of the New Funds or the Touchstone Funds, respectively.

     Shares of each of the New Funds issued to the shareholders of the Touchstone Funds in the reorganization will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.

RIGHTS OF INSPECTION

     The By-laws of the Touchstone Series Trust and the Declaration of Trust of the Countrywide Strategic Trust afford shareholders the same inspection rights as provided under the Massachusetts Business Corporate Law. Massachusetts law permits any shareholder of a corporation or any agent of the shareholder to inspect and copy, during the corporation's usual business hours, the corporation's By-laws, minutes of shareholder proceedings, annual statements of the corporation's affairs and voting trust agreements on file at its principal office.

     The discussion in "Description of Shares of New Funds" and "Comparison of Shareholder Rights" is only a summary of certain information with respect to the New Funds and the Touchstone Funds. It is not a complete description of the documents cited. Shareholders should refer to the provisions of the governing documents of each trust and Massachusetts law for a more thorough description.


VOTING INFORMATION

SOLICITATION OF PROXIES

     We are furnishing this Proxy Statement/Prospectus to the shareholders of each Touchstone Fund in connection with the solicitation of proxies by the Board of Trustees of Touchstone Series Trust. The proxies will be used at a special meeting of shareholders to be held on Wednesday, April 19, 2000, at 10:30 a.m. Eastern time, at 312 Walnut Street, Cincinnati, Ohio 45202.

QUORUM

     The presence at the special meeting, in person or by proxy, of shareholders representing a majority of all shares of a Touchstone Fund entitled to vote on a proposal constitutes a quorum for the transaction of business by the Touchstone Fund.

VOTING PROCEDURES

     VOTING OF PROXIES. Shares represented by properly executed proxies received by Touchstone Series Trust will be voted at the special meeting and any adjournment of the meeting in accordance with the voting instructions provided in the proxies for each applicable proposal. If no instructions are specified on a signed proxy received from a shareholder, the shares represented by the proxy will be voted for each applicable proposal.

     BROKER NON-VOTES. Broker non-votes are proxies from brokers or other nominee owners indicating that the brokers or nominee owners have not received instructions from the beneficial owners or other persons entitled to vote the shares as to a matter with respect to which the brokers or other nominee owners do not have discretionary power to vote. In tabulating votes on any matter, broker non-votes will be counted as represented for purposes of determining the presence or absence of a quorum. Therefore, broker non-votes will have the effect of a vote against the applicable proposal.

     ABSTENTIONS. Abstentions will also be counted as represented for purposes of determining the presence or absence of a quorum. Therefore, abstentions will have the effect of a negative vote.

     REVOCATION OF YOUR PROXY. You may revoke a proxy that you have delivered to Touchstone Series Trust at any time before the voting of the proxy. You may revoke that proxy by filing a written notice of revocation with the Secretary of Touchstone Series Trust or by delivering a duly executed proxy dated after the proxy you previously delivered.

     SHAREHOLDERS OF RECORD. Shareholders of record at the close of business on February 28, 2000 will be entitled to vote on each applicable proposal. Each full share of a Touchstone Fund is entitled to one vote, with proportional voting for fractional shares. The number of shares of each Touchstone Fund outstanding on February 28, 2000 is set forth below.

--------------------------------------------------------------------------------
                                               Number of Shares Outstanding
                                          --------------------------------------
Touchstone Fund                             Class A      Class C       Class Y
--------------------------------------------------------------------------------
Touchstone Emerging Growth Fund..........   624,759      239,673         N/A

Touchstone International Equity Fund.....   561,179      405,682         N/A

Touchstone Value Plus Fund............... 2,707,815       48,578         N/A

Touchstone Growth & Income Fund..........   746,012      153,551      1,074,730

     VOTE REQUIRED FOR APPROVAL OF REORGANIZATION PLAN. The Agreement and Plan of Reorganization and the transactions contemplated by the Agreement will be implemented with respect to a Touchstone Fund only if "a majority of the outstanding voting securities" of the Touchstone Fund approve the Agreement. A "majority of the outstanding voting securities" means the lesser of (1) 67% or more of shares of a Touchstone Fund present at a meeting, if shareholders who are the owners of more than 50% of the Touchstone Fund's shares then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Touchstone Fund.

     The merger of Touchstone Value Plus Fund into New Value Plus Fund and the merger of Touchstone Growth & Income Fund into New Value Plus Fund are linked. The merger of Touchstone Value Plus Fund into New Value Plus Fund will be completed only if the merger of Touchstone Growth & Income Fund into New Value Plus Fund can also be completed. Likewise, the merger of Touchstone Growth & Income Fund into New Value Plus Fund will be completed only if the merger of Touchstone Value Plus Fund into New Value Plus Fund can also be completed.

     The merger involving Touchstone Emerging Growth Fund and the merger involving Touchstone International Equity Fund are not linked to the merger of any other Touchstone Fund.

     ADJOURNMENT OF THE SPECIAL MEETING. If sufficient votes in favor of a proposal are not received by the time scheduled for the special meeting, the persons named as proxies may propose one or more adjournments of the special meeting to permit additional solicitation of proxies with respect to the proposal. The special meeting may also be adjourned if certain issues under the Investment Company Act of 1940 have not been resolved to the mutual satisfaction of Touchstone Series Trust and Countrywide Strategic Trust by the scheduled time of the special meeting.

     Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the special meeting to be adjourned. The persons named as proxies will vote proxies that they are entitled to vote in favor of the proposal in favor of the adjournment. The persons named as proxies will vote proxies that they are entitled to vote against the proposal against the adjournment.


SHARE OWNERSHIP

AFFILIATED SHAREHOLDERS AND 5% SHAREHOLDERS

     The following table provides information about the share ownership of certain affiliated shareholders of each Touchstone Fund as of February 28, 2000, and pro forma information about the share ownership of these shareholders, after giving effect to the reorganization. The table shows:

     o the number of shares of each Touchstone Fund owned of record on February 28, 2000 by Western-Southern Life Assurance Company ("WSLAC") and The Western and Southern Life Insurance Company ("WSLIC"), each of which is an affiliate of Touchstone Advisors, Fort Washington Investment Advisors and Countrywide Investments
     o the names and addresses of other persons ("5% Shareholders") who owned of record 5% or more of the outstanding shares of a Touchstone Fund on February 28, 2000
     o the pro forma ownership of WSLAC, WSLIC and the 5% Shareholders as of February 28, 2000, after giving effect to the mergers

     The percentages in the table are based on the number of shares outstanding in each class of each Touchstone Fund as of February 28, 2000.

                                        Touchstone Funds                        New Funds**
                              -----------------------------------------------------------------------
Name and Address*                    Shares            %                   Shares          %
-----------------------------------------------------------------------------------------------------
                              Touchstone Emerging Growth Class A      New Emerging Growth Class A
                              -----------------------------------------------------------------------
WSLAC                              159,734.05       25.57%               159,734.05      25.57%

WSLIC                              106,683.66       17.08%               106,683.66      17.08%

Highlands Company of                68,563.02       10.97%                68,563.02      10.97%
Delaware
c/o Karen L. Clark
Smith Fought Bunker & Hume
PC
2301 Mitchell Park Drive
Petoskey, MI 49770-9600

Fifth Third Bank                    34,170.04        5.47%                34,170.04       5.47%
Agent for the Columbus Life
Insurance Agents
P.O. Box 630074
Cincinnati, OH 45263-0001

                              Touchstone Emerging Growth Class C      New Emerging Growth Class C
                              -----------------------------------------------------------------------
WSLAC                              158,155.02       65.99%               158,155.02      65.99%

                         Touchstone International Equity Class A     New International Equity Class A
                         ----------------------------------------------------------------------------
WSLAC                              311,523.96       55.51%               311,523.96      55.51%

Fifth Third Bank                    30,930.49        5.51%                30,930.49       5.51%
Agent for the Columbus Life
Insurance Agents
P.O. Box 630074
Cincinnati, OH 45263-0001

WSLIC                               27,239.92        4.85%                27,239.92       4.85%

                         Touchstone International Equity Class C     New International Equity Class C
                         ----------------------------------------------------------------------------
WSLAC                              310,306.94       76.49%               310,306.94      76.49%

                                       34

                              Touchstone Value Plus Class A             New Value Plus Class A
                              -----------------------------------------------------------------------
WSLIC                            2,600,598.42       96.04%             2,600,598.42      75.30%

                              Touchstone Value Plus Class C             New Value Plus Class C
                              -----------------------------------------------------------------------
WSLIC                               25,525.07       52.54%                25,525.07      12.63%

NFSC FEBO #                         12,230.69       25.18%                12,230.69       6.05%
NFSC/FMTC IRA Rollover
FBO Richard Gum
210 Gull Road
Ocean City, NJ 08226-4529


                              Touchstone Growth & Income Class A         New Value Plus Class A
                              -----------------------------------------------------------------------
WSLIC                              427,307.37       57.28%               427,307.37      12.37%

WSLAC                               14,933.40        2.00%                14,933.40       0.43%

                              Touchstone Growth & Income Class C         New Value Plus Class C
                              -----------------------------------------------------------------------
WSLAC                               15,549.14       10.13%                15,549.14       7.69%

Sparrow Construction Co. Inc.       10,217.02        6.65%                10,217.02       5.05%
PO Box 33609
3815 Hillsborough Street
Raleigh, NC 27607-5236

                              Touchstone Growth & Income Class Y         New Value Plus Class Y
                              -----------------------------------------------------------------------
WSLIC Separate Account A++          1,074,730         100%                    Not Applicable

*The address of WSLAC and WSLIC is 400 Broadway, Cincinnati, OH 45202. Each of WSLAC and WSLIC is organized under the laws of the State of Ohio.

**Touchstone Advisors or one of its affiliates will be the initial shareholder of each New Fund and will own 100% of the outstanding shares of each New Fund immediately before the reorganization is effected.

++ The Western and Southern Life Insurance Company Separate Account A is the only shareholder of Class Y shares of Touchstone Growth & Income Fund. This shareholder has informed Touchstone Advisors that it intends to redeem its shares of the Touchstone Growth & Income Fund before the completion of the reorganization. Therefore, no Class Y shares of the New Value Plus Fund will be issued in the reorganization.

SHARE OWNERSHIP OF TRUSTEES AND OFFICERS

     The following table shows information about the record ownership of shares of the Touchstone Funds by the Trustees and officers of Touchstone Series Trust and the Trustees and officers of Countrywide Strategic Trust as a group on February 28, 2000.

                                            Class A                 Class C
                                    --------------------------------------------
Fund                                 Shares           %        Shares        %
--------------------------------------------------------------------------------

Touchstone Emerging                 60,540.28       9.69%      245.46      0.10%
Growth Fund

Touchstone                          40,930.24       7.29%      254.68      0.06%
International Equity
Fund

Touchstone Value Plus               38,304.80       1.41%       31.15      0.06%
Fund

Touchstone Growth &                200,961.21      26.94%      507.81      0.33%
Income Fund

VOTING BY AFFILIATED PERSONS

     Western-Southern Life Assurance Company or The Western and Southern Life Insurance Company, each an affiliate of Touchstone Advisors, Fort Washington Investment Advisors and Countrywide Investments, owns more than 5% of the outstanding shares of each Touchstone Fund. Therefore, Western-Southern Life Assurance Company or The Western and Southern Life Insurance Company arguably could have the ability to influence the proposed reorganization based on its ownership of shares of the Touchstone Funds.

     To address the policy concerns underlying Section 17(a) of the Investment Company Act of 1940 and Rule 17a-8 promulgated under the Act with respect to the influence of persons that are affiliated persons of an investment company due to share ownership and are also affiliated persons of the investment advisor to the investment company, each of Western-Southern Life Assurance Company and The Western and Southern Life Insurance Company has agreed to vote the shares of each Touchstone Fund that it owns in the same proportion as the vote of all other shareholders of the relevant Touchstone Fund. This method of voting will effectively allow the shareholders, other than Western-Southern Life Assurance Company and The Western and Southern Life Insurance Company, to approve or disapprove the proposed reorganization and ensures that neither Western-Southern Life Assurance Company nor The Western and Southern Life Insurance Company improperly influences Touchstone Series Trust, any Touchstone Fund or the terms of the proposed reorganization.

PROXY SOLICITATION

     Touchstone Series Trust has retained Management Information Services Corp. ("MIS") in connection with the entire reorganization, which includes the proposed mergers set forth in this Proxy Statement/Prospectus. MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services for the entire reorganization is approximately $85,000, which includes costs related to this Proxy Statement/ Prospectus, and will be paid by Touchstone Advisors or an affiliate thereof.

     In connection with the entire reorganization, Touchstone Advisors, as necessary, will engage D.F. King & Co., Inc. to assist with proxy solicitation at a projected total fee of $65,000 plus reasonable expenses, which fee includes the costs incurred in connection with this Proxy Statement/Prospectus. The cost of these services will be paid by Touchstone Advisors or an affiliate thereof.

     Touchstone Advisors or its affiliates will pay the cost of the proxy solicitation, the special meeting, the reorganization of the Touchstone Funds and the consolidation of the Touchstone and Countrywide complexes. Touchstone Advisors or its affiliates will also reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares of the Touchstone Funds.

     In addition to this solicitation of proxies by use of the mails, employees of Touchstone Advisors or its affiliates may solicit proxies personally or by telephone.


ADDITIONAL INFORMATION

SHAREHOLDER INQUIRIES

     If you have questions about the proposed reorganization or would like to request a copy of any prospectus, statement of additional information, annual report, semi-annual report or other document mentioned in this Proxy Statement/Prospectus, please contact us at 311 Pike Street, Cincinnati, OH 45202 or call 800-669-2796 to talk to a shareholder service representative.

ADDITIONAL INFORMATION ABOUT NEW FUNDS

     Each New Fund will be a "duplicate" of a Touchstone Fund that is described in more detail in the prospectus of Touchstone Series Trust dated May 1, 1999 (the "Touchstone Prospectus) that accompanies this Proxy Statement/Prospectus. The Touchstone Prospectus contains information about the following topics for each Touchstone Fund in the location indicated. Except as modified in this Proxy Statement/Prospectus, the information in the Touchstone Prospectus about the Touchstone Fund will apply to the corresponding New Fund because each New Fund will be managed in the same manner as the applicable Touchstone Fund.

Topic                                    Location in Touchstone Prospectus
--------------------------------------------------------------------------------
Investment objectives, principal         Touchstone Emerging Growth Fund
investment strategiesand related risks   Touchstone International Equity Fund
                                         Touchstone Value Plus Fund
 ................................................................................
Risk return chart                        Touchstone Emerging Growth Fund
                                         Touchstone International Equity Fund
                                         Touchstone Value Plus Fund
 ................................................................................
Investment adviser                       The Fund's Management
 ................................................................................
Portfolio manager                        The Fund's Management
 ................................................................................
Dividends and distributions              Distributions and Taxes
 ................................................................................
Tax consequences                         Distributions and Taxes
 ................................................................................
Financial highlights                     Financial Highlights
 ................................................................................

     Management's discussion of each Touchstone Fund's performance is contained in the 1999 Annual Report to Shareholders of Touchstone Series Trust that accompanies this Proxy Statement/Prospectus.

ADDITIONAL INFORMATION ABOUT COUNTRYWIDE STRATEGIC TRUST, TOUCHSTONE FUNDS AND TOUCHSTONE SERIES TRUST

     Additional information about Countrywide Strategic Trust is contained in the Countrywide Prospectus, which accompanies this Proxy Statement/Prospectus, and a Statement of Additional Information dated August 1, 1999.

     Additional information about the Touchstone Funds and Touchstone Series Trust is contained in the Touchstone Prospectus, which accompanies this Proxy Statement/Prospectus, and a Statement of Additional Information dated May 1, 1999.

ACCOMPANYING DOCUMENTS

     This Proxy Statement/Prospectus is accompanied by the following documents:

     o Prospectus of Touchstone Series Trust (Touchstone Family of Funds) dated May 1, 1999, as supplemented on July 19, 1999 and March 10, 2000
     o    Annual Report of Touchstone Series Trust--December 31, 1999
     o    Prospectus  of  Countrywide  Strategic  Trust (Equity Fund and Utility
          Fund) dated August 1, 1999, as supplemented on December 1, 1999
     o    Annual Report of Countrywide Strategic Trust--March 31, 1999

INFORMATION AVAILABLE FROM THE SECURITIES AND EXCHANGE COMMISSION

     COUNTRYWIDE STRATEGIC TRUST. Countrywide Strategic Trust has filed with the Securities and Exchange Commission ("Commission") a Registration Statement on Form N-14 under the Securities Act of 1933, as amended, with respect to the shares of New Emerging Growth Fund, New International Equity Fund and New Value Plus Fund offered by this Prospectus. As permitted by the rules and regulations of the Commission, this Proxy Statement/Prospectus and the accompanying Statement of Additional Information omit certain information, exhibits and undertakings contained in the Registration Statement.

     TOUCHSTONE SERIES TRUST AND COUNTRYWIDE STRATEGIC TRUST. Touchstone Series Trust and Countrywide Strategic Trust are subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the Investment Company Act of 1940, as amended, and file reports and other information with the Commission.

     HOW TO OBTAIN INFORMATION FROM THE COMMISSION. You can inspect and copy reports, proxy statements and other information filed with the Commission at the Public Reference Facilities of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, as well as the following regional offices: Seven World Trade Center, 13th Floor, New York, New York 10048; and CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. You can obtain copies of this material at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     A Statement of Additional Information, dated April 3, 2000, relating to the proposed reorganization described in this Proxy Statement/Prospectus has been filed with the Commission and is incorporated by reference herein. You can obtain a copy of this SAI without charge by writing to Countrywide Strategic Trust at 312 Walnut Street, Cincinnati OH 45202 or by calling 800-543-0407.

     Touchstone Series Trust's current Prospectus and Statement of Additional Information, both dated May 1, 1999, as supplemented to date, have been filed with the Commission as part of Post-Effective Amendment No. 11 to its Registration Statement on Form N-1A (1933 Act File No. 033-75764 and 1940 Act File No. 811-08380) and are incorporated by reference herein. Any information in the Post-Effective Amendment that is modified or superseded by information in this Proxy Statement/Prospectus shall not be deemed to be incorporated by reference in this Proxy Statement/Prospectus or to be part of this Proxy Statement/Prospectus.

     Countrywide Strategic Trust's current Prospectus and Statement of Additional Information, both dated August 1, 1999, as supplemented to date, have been filed with the Commission as part of Post-Effective Amendment No. 38 to its Registration Statement on Form N-1A (1933 Act File No. 002-80859 and 1940 Act File No. 811-03651) and are incorporated by reference herein. Any information in the Post-Effective Amendment that is modified or superseded by information in this Proxy Statement/Prospectus shall not be deemed to be incorporated by reference in this Proxy Statement/Prospectus or to be part of this Proxy Statement/Prospectus.

               -------------------------------------------------

     All information contained in this Proxy Statement/Prospectus relating to Touchstone Series Trust and/or the Touchstone Funds has been supplied by Touchstone Series Trust, and all information relating to Countrywide Strategic Trust and/or the New Funds has been supplied by Countrywide Strategic Trust.

     No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus in connection with the offer contained in this Proxy Statement/Prospectus. You should not rely on any information or representations other than those contained in this Proxy Statement/Prospectus or in other filings made by Touchstone Series Trust or Countrywide Strategic Trust with the Commission. This Proxy Statement/Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it would be unlawful to make an offer.

                                Table of Contents

INTRODUCTION...................................................................1
    Fund Mergers...............................................................1
RECOMMENDATION OF THE BOARD OF TRUSTEES........................................2
EXPENSE INFORMATION............................................................3
    Fees and Expenses..........................................................3
    Notes to Fee and Expense Tables............................................5
    Examples--Cost of a $10,000 Investment.....................................6
SUMMARY........................................................................8
    Proposed Reorganization of Touchstone Funds................................9
    Comparison of Touchstone Emerging Growth Fund to New Emerging Growth
    Fund.......................................................................9
    Comparison of Touchstone International Equity Fund to New International
    Equity Fund...............................................................12
    Comparison of Touchstone Value Plus Fund to New Value Plus Fund...........14
    Comparison of Touchstone Growth & Income Fund to New Value Plus Fund......16
    Comparison of Purchase, Redemption and Exchange Procedures................18
    Tax Consequences..........................................................19
    Principal Risks of Investing in New Funds.................................20
THE PROSPOSED REORGANIZATION..................................................22
    Consideration of the Proposed Reorganization by the Touchstone Board......22
    Agreement and Plan of Reorganization......................................23
    Section 17(b) Exemptive Order.............................................25
    Dividends and Other Distributions.........................................25
TAX CONSIDERATIONS............................................................25
CAPITALIZATION................................................................26
DESCRIPTION OF SHARES OF NEW FUNDS............................................27
COMPARISON OF SHAREHOLDER RIGHTS..............................................29
    General...................................................................29
    Trustees..................................................................29
    Voting Rights.............................................................30
    Liquidation or Dissolution................................................30
    Indemnification of Trustees and Officers..................................30
    Shareholder Liability.....................................................31
    Rights of Inspection......................................................31
VOTING INFORMATION............................................................31
    Solicitation of Proxies...................................................31
    Quorum....................................................................32
    Voting Procedures.........................................................32
SHARE OWNERSHIP...............................................................33
    Affiliated Shareholders and 5% Shareholders...............................33
    Share Ownership of Trustees and Officers..................................35
    Voting by Affiliated Persons..............................................36
    Proxy Solicitation........................................................36
ADDITIONAL INFORMATION........................................................37
    Shareholder Inquiries.....................................................37

    Additional Information about New Funds....................................37
    Additional Information about Countrywide Strategic Trust, Touchstone
    Funds and Touchstone Series Trust.........................................38
    Accompanying Documents....................................................38
    Information Available from the Securities and Exchange Commission.........38
    Incorporation of Certain Documents by Reference...........................39

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (the "Plan") is made as of this 15th day of February, 2000 by and between Countrywide Strategic Trust ("Strategic Trust") for itself and on behalf of its series which are the subject of this Plan and are set forth below (hereinafter, collectively the "Acquiring Funds" or individually an "Acquiring Fund"), and Touchstone Series Trust ("Touchstone Trust ") for itself and on behalf of its series which are the subject of this Plan and are set forth below (hereinafter, collectively the "Acquired Funds" or individually an "Acquired Fund").

     This Plan governs the proposed issuance of shares of each Acquiring Fund in exchange for all of the assets and liabilities of the specific Acquired Fund set forth opposite the name of that Acquiring Fund in the table below.

   Acquiring Funds                          Acquired Funds
   ---------------                          --------------

   Countrywide Emerging Growth Fund         Touchstone Emerging Growth Fund
   Countrywide International Equity Fund    Touchstone International Equity Fund
   Countrywide Value Plus Fund              Touchstone Value Plus Fund
   Countrywide Value Plus Fund              Touchstone Growth & Income Fund

     This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). A reorganization (each a "Reorganization") will comprise the transfer of all of the assets of an Acquired Fund to the corresponding Acquiring Fund in exchange solely for such corresponding Acquiring Fund's shares and the assumption by the Acquiring Fund of certain liabilities of the corresponding Acquired Fund, and the constructive distribution after the Closing Date (as hereinafter defined) of such shares to the shareholders of the corresponding Acquired

Fund in liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Plan.

     WHEREAS, Strategic Trust and Touchstone Trust are each (a) a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and (b) registered as an open-end series investment company under the Investment Company Act of 1940, as amended( the "1940 Act"); and each Acquired Fund owns securities which generally are assets of the character in which the corresponding Acquiring Fund is permitted to invest; and

     WHEREAS, effective as of the Closing Date, the shares of beneficial interest of each Acquiring Fund will consist of two separate classes, designated as Class A shares of beneficial interest ("Class A") and Class C shares of beneficial interest ("Class C"). The shares of each class of each Acquiring Fund (the "Acquiring Class") that the Acquiring Fund will issue to the shareholders of the corresponding Acquired Fund class (the "Corresponding Acquired Class") are set forth in the Corresponding Classes Table in Schedule A; and

     WHEREAS the Board of Trustees of Touchstone Trust has determined that an exchange of all of the assets of each Acquired Fund for shares of the corresponding Acquiring Fund and the assumption of the liabilities of such Acquired Fund by the corresponding Acquiring Fund is in the best interests of each Acquired Fund's Shareholders (as defined below) and that the interests of the existing shareholders of each Acquired Fund will not be diluted as a result of this transaction; and

     WHEREAS, the execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of Strategic Trust and Touchstone Trust, respectively, and this Plan constitutes a valid and binding obligation of each of the parties hereto enforceable in accordance with its terms, subject to the requisite approval of the shareholders of each Acquired Fund.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. Transfer of Assets and Liabilities of Each Acquired Fund to the Corresponding Acquiring Fund in Exchange for Such Corresponding Acquiring Fund's Shares; Liquidation of the Acquired Funds.

          1.1 Transfer and Exchange of Assets for Shares. Subject to the requisite approval of the shareholders of each Acquired Fund and to the other terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each of the Touchstone Emerging Growth Fund, Touchstone International Equity Fund, Touchstone Value Plus Fund and Touchstone Growth & Income Fund series of Touchstone Trust shall transfer to each of Countrywide Emerging Growth Fund, Countrywide International Equity Fund, Countrywide Value Plus Fund and Countrywide Value Plus Fund series of Strategic Trust, respectively, and each of Countrywide Emerging Growth Fund, Countrywide International Equity Fund, Countrywide Value Plus Fund and Countrywide Value Plus Fund series of Strategic Trust shall acquire from each of Touchstone Emerging Growth Fund, Touchstone International Equity Fund, Touchstone Value Plus Fund and Touchstone Growth & Income Fund series of Touchstone Trust, respectively, as of the Closing Date, all of the Assets (as hereinafter defined)
(a) of the Touchstone Emerging Growth Fund in exchange for that number of Acquiring Class shares of Countrywide Emerging Growth Fund determined in accordance with Section 2.2 hereof and the assumption by Countrywide Emerging Growth Fund of the Liabilities (as hereinafter defined) of the Touchstone Emerging Growth Fund, (b) of the Touchstone International Equity Fund in exchange for that number of Acquiring Class shares of the

Countrywide International Equity Fund determined in accordance with Section 2.2 hereof, and the assumption by the Countrywide International Equity Fund of the Liabilities of the Touchstone International Equity Fund, (c) of the Touchstone Value Plus Fund in exchange for that number of Acquiring Class shares of the Countrywide Value Plus Fund determined in accordance with Section 2.2 hereof, and the assumption by Countrywide Value Plus Fund of the Liabilities of the Touchstone Value Plus Fund, and (d) of the Touchstone Growth & Income Fund in exchange for that number of Acquiring Class shares of the Countrywide Value Plus Fund determined in accordance with Section 2.2 hereof, and the assumption by the Countrywide Value Plus Fund of the Liabilities of the Touchstone Growth & Income Fund. Such transactions shall take place at the closing provided for in Article 3 of this Plan (the "Closing").

          Touchstone Trust will (a) pay or cause to be paid to Strategic Trust any interest received on or after the Closing Date with respect to the Assets of each Acquired Fund and (b) transfer to Strategic Trust any distributions, rights, stock dividends or other property received by Touchstone Trust after the Closing Date as distributions on or with respect to the Assets of each Acquired Fund. Any such interest, distributions, rights, stock dividends or other property so paid or transferred or received directly by Strategic Trust shall be allocated by Strategic Trust to the account of the Acquiring Fund and the Acquiring Class that acquired the Assets to which such property relates.

          1.2 Description of Assets to be Acquired. The assets of each Acquired Fund to be acquired by each Acquiring Fund shall consist of all property, including without limitation, all cash, cash equivalents, securities, commodities and future interests, receivables (including interest or dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, and other property owned by each Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of each Acquired Fund at the Effective Time (the "Assets").

          1.3 Liabilities to be Assumed. Each Acquiring Fund shall assume from the corresponding Acquired Fund all liabilities, expenses, costs, charges and reserves of such Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable as of the Effective Time and whether or not specifically referred to in this Plan; provided, however, that it is understood and agreed by the parties hereto that each Acquired Fund will utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties (the "Liabilities") prior to the Effective Time.

          1.4 Liquidation of Each Acquired Fund. As provided in Section 3.3 of this Plan, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), Touchstone Trust will effect the termination and liquidation of each Acquired Fund in the manner provided in its Declaration of Trust and in accordance with applicable law. On the Closing Date, each Acquired Fund will distribute pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (the "Acquired Fund's Shareholders"), Acquiring Class shares received by such Acquired Fund pursuant to Section 1.1 in exchange for each such shareholder's interest in each Corresponding Acquired Class evidenced by such shareholder's shares of beneficial interest in each Acquired Fund. Such liquidation and distribution will be accomplished by opening accounts on the books of each Acquiring Fund in the names of each Acquired Fund's Shareholders and transferring the shares credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund. Each account opened shall represent the respective pro rata number of Acquiring Class shares due each Acquired Fund Shareholder. Fractional shares of each Acquiring Class shall be rounded to the nearest thousandth of one share. All issued and outstanding shares of each Acquired Fund shall simultaneously be cancelled on the books of the Acquired Fund.

          1.5 No Issuance of Certificates. None of the Acquiring Funds will issue certificates representing its Acquiring Class shares issued in connection with the exchange described in Section 1.1 hereof.

          1.6 Transfer Agent's Records. Ownership of Acquiring Class shares will be shown on the books of Strategic Trust's transfer agent. Acquiring Class shares will be issued in the manner described in the then-effective Prospectus and Statement of Additional Information of Strategic Trust relating to Acquiring Class shares.

          1.7 Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Class shares in a name other than the registered holder of the shares on the books of each Acquired Fund as of the time of issuance shall be paid by the person to whom such shares are to be issued as a condition of such transfer.

          1.8 Reporting Responsibilities of each Acquired Fund. Any reporting obligations relating to an Acquired Fund are and shall remain the responsibility of Touchstone Trust up to and including the Closing Date and such later date on which each Acquired Fund is terminated.

          1.9 Operating Plan. From and after the Closing Date, the rights and privileges of the Class A and Class C shares of each Acquiring Fund shall be determined under the provisions of Massachusetts law, Strategic Trust's Declaration of Trust, as amended from time to time, Strategic Trust's Bylaws and the operating plan adopted by Strategic Trust's Board of Trustees which establishes policies and procedures for allocating income and expenses between each Acquiring Fund's Class A shares and Class C shares which further defines the relative voting rights of the Class A and Class C shares and which otherwise delineates the relative rights, privileges and liabilities of the Class A and Class C shares.

          1.10 On or before the Closing Date, the Acquired Funds may declare additional dividends or other distributions in order to distribute substantially all of their investment company taxable income and net realized capital gain. Any such distribution is intended to preserve the Acquired Funds' status as regulated investment companies pursuant to Sections 851-855 of the Code.

     2.   Valuation.

          2.1 Net Asset Value of each Acquired Fund. The value of the net assets to be acquired by each Acquiring Fund hereunder shall be the value of the Assets of the corresponding Acquired Fund, less the Liabilities of such Acquired Fund, and shall be computed at the time and in the manner set forth in Strategic Trust's then-current Prospectus and Statement of Additional Information on the business day immediately preceding the Closing Date or such other date as the parties may agree in writing (such time and date being hereinafter called the "Valuation Date").

          2.2 Exchange Ratio. The number of Acquiring Class shares to be issued (including fractional shares, if any) in exchange for the Assets of each Acquired Fund and the assumption of its Liabilities shall be such number of shares of the corresponding Acquiring Class so that shareholders of each Corresponding Acquired Class will own shares of the corresponding Acquiring Class equal in aggregate net asset value to the shares of the Corresponding Acquired Class at the Closing Date.

          2.3 Documentation. All computations of value shall be made by [Countrywide] in accordance with its regular practice as pricing agent for Strategic Trust. In addition, Touchstone Trust shall furnish to Strategic Trust within 60 days of the Closing Date a statement of each Acquired Fund's assets and liabilities as of the Effective Time, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Treasurer of Touchstone Trust. In addition, Touchstone Trust shall supply to Strategic Trust in such form as is reasonably satisfactory to Strategic Trust, a statement of earnings and profits of each Acquired Fund for federal income tax purposes which may be carried over to the shares of each Acquiring Class as a result of Section 381 of the Code. This statement shall be provided within 180 days of the Closing Date.

     3.   Closing and Closing Date.

          3.1 Establishment of Closing Dates; Description of Closing. The "Closing Date" shall be the next full business day following the Valuation Date or such later date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the last business day immediately preceding the Closing Date (the "Effective Time"), unless otherwise provided. The Closing shall be held on the Closing Date at 9:00 a.m. at the principal offices of Frost & Jacobs LLP, or such other time and/or place as the parties may agree.

          3.2 Deliveries by Transfer Agent. Investors Bank & Trust Company, as custodian for Touchstone Trust shall deliver at the Closing a certificate of an authorized officer stating that: (a) each Acquired Fund's portfolio securities, cash and any other assets shall have been delivered in proper form to Strategic Trust on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made in connection with the delivery of portfolio securities.

          3.3 Closing of New York Stock Exchange. In the event that on the Valuation Date: (a) the New York Stock Exchange is closed to trading or trading thereon is restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere is disrupted so that accurate appraisal of the value of the total net assets of each Acquired Fund is impracticable, then the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.4 List of each Acquired Fund's Shareholders. Touchstone Trust shall deliver at the Closing a list of names and addresses of the shareholders of each Acquired Fund and the class, number and percentage ownership of outstanding shares owned by each such shareholder, all as of the Effective Time, certified by the Secretary or Assistant Secretary of Touchstone Trust. Strategic Trust shall issue and deliver to said Secretary or Assistant Secretary of Touchstone Trust a confirmation evidencing Acquiring Class shares to be credited to the corresponding Acquired Fund as soon as practicable after the Closing, or provide other evidence satisfactory to Touchstone Trust that such Acquiring Class shares have been credited to the account of the corresponding Acquired Fund on the records of Strategic Trust's transfer agent maintained with respect to the Acquiring Class shares. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts or other transfer documents as such other party may reasonably request.

     4.   Representations and Warranties.

          4.1 Touchstone Trust, on behalf of each Acquired Fund, represents and warrants to Strategic Trust, on behalf of each Acquiring Fund, as follows:

               (a) Touchstone Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

               (b) Touchstone Trust is registered as an investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect;

               (c) The current prospectus and statement of additional information of Touchstone Trust relating to the Acquired Funds conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (d) Touchstone Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Declaration of Trust or By-Laws, as each may have been amended to the date hereof, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Touchstone Trust is a party or by which it is bound;

               (e) Touchstone Trust has no material contracts or other commitments (other than this Agreement) which, if terminated prior to the Closing Date, would result in an additional liability of any of the Acquired Funds;

               (f) No litigation or administrative proceedings or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Touchstone Trust or any Acquired Fund or any of their respective properties or assets which, if adversely determined, would materially and adversely affect their financial condition or the conduct of their business. Touchstone Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially or adversely affects its business or its ability to consummate the transactions herein contemplated.

               (g) At the Closing Date, all federal and other tax returns and reports of the Acquired Funds required by law to have been filed by such date shall have been filed, and all federal and other taxes shall have been paid so far as due, or provisions shall have been made for the payment thereof and, to the best of Touchstone Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

               (h) The Touchstone Trust's Financial Statements, copies of which have been previously delivered to Strategic Trust, fairly present the financial positions of each Acquired Fund as of the Fund's most recent fiscal year-end and the results of the Fund's operations and changes in the Fund's net Assets for the periods indicated. The Touchstone Trust's Financial Statements are in accordance with generally accepted accounting principals consistently applied. For purposes of this Agreement, the Financial Statements include the audited financial statements of each Acquired Fund for its most recently completed fiscal year and, if applicable, the un-audited financial statements of each Acquired Fund for its most recently completed semi-annual period.

               (i) For each fiscal year of its operation each of the Acquired Funds has (i) met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and (ii) been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, and (iii) each of the Acquired Funds intends to be so treated as a separate corporation and meet such qualification requirements for its current taxable year;

               (j) All issued and outstanding shares of each Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof (recognizing that, under Massachusetts law, each Acquired Fund's Shareholders could, under certain circumstances, be held personally liable for obligations of the respective Acquired Fund);

               (k) At the  Closing  Date,  Touchstone  Trust,  on  behalf of the
Acquired Funds, will have good and marketable title to the Assets to be transferred to the Acquiring Funds pursuant hereto and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder and, upon delivery and payment for such Assets, the Acquiring Funds will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Funds.

               (l) The execution, delivery and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Touchstone Trust's Board of Trustees, and on the date hereof and on the Closing Date this Agreement will constitute a valid and binding obligation of Touchstone Trust on behalf of each respective Acquired Fund enforceable against Touchstone Trust in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general principles of equity;

               (m) On the Closing Date, the performance of this Agreement shall have been duly authorized by all necessary action by the shareholders of each Acquired Fund.

               (n)  Since  the  date  of  the   Touchstone   Trust's   Financial
Statements, there has been no material adverse change in the financial condition, result of operations, business, properties or Assets of any Acquired Fund.

          4.2 Strategic Trust, on behalf of each Acquiring Fund, represents and warrants to Touchstone Trust on behalf of each Acquired Fund as follows:

               (a) Strategic Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized, validly existing in good standing under the laws of the Commonwealth of Massachusetts;

               (b) Strategic Trust is registered as an investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act, is in full force and effect;

               (c) The current prospectus and statement of additional information of Strategic Trust relating to the Acquiring Funds conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (d) Strategic Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Declaration of Trust or By-Laws, as each may have been amended to the date hereof, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Strategic Trust is a party or by which it is bound;

               (e) Strategic Trust has no material contracts or other commitments (other than by this Agreement) which, if terminated prior to the Closing Date, would result in an additional liability of any of the Acquiring Funds;

               (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Strategic Trust or any Acquiring Fund or any of their respective properties or assets which, if adversely determined, would materially and adversely affect their financial condition or the conduct of their business. Strategic Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially or adversely affects its business or its ability to consummate the transactions herein contemplated;

               (g) At the Closing Date, all federal and other tax returns and reports of the Acquiring Funds required by law to have been filed by such date shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of Strategic Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

               (h) For each fiscal year of its operation, each of the Acquiring Funds has (i) met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and (ii) been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, and each of the Acquiring Funds intends to be so treated as a separate corporation and meet such qualification requirements for its current taxable year;

               (i) All issued and outstanding shares of each Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof (recognizing that, under Massachusetts law, each Acquiring Fund's Shareholders could, under certain circumstances, be held personally liable for obligations of the respective Acquiring Fund);

               (j) The execution, delivery and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of the Strategic Trust's Board of Trustees, and on the date hereof and on the Closing Date this Agreement will constitute a valid and binding obligation of Strategic Trust on behalf of each respective Acquiring Fund enforceable against Strategic Trust in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity.

               (k) Since its most recent fiscal year-end, there has been no material adverse change in the financial condition, business, properties or Assets of any Acquiring Fund.

     5.   Conditions Precedent to Obligations of the Parties.

          5.1 Representations and Warranties. All representations and warranties of each of Strategic Trust and Touchstone Trust set forth herein shall be true and correct in all material respects as of the date hereof and, except as may be affected by the transactions contemplated by this Plan, as of the Effective Time with the same force and effect as if made on and as of the Effective Time.

          5.2 Approval of Plan by Shareholders of Each Acquired Fund. This Plan and the transactions contemplated hereby shall have been approved by the requisite vote of the holders of the outstanding shares of each Acquired Fund in accordance with the provisions of the law of business trusts of the Commonwealth of Massachusetts, the provisions of the 1940 Act and the provisions of Touchstone Trust's Declaration of Trust and By-laws;

          5.3 No Adverse Actions. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Plan or the transactions contemplated hereby;

          5.4 Consents and Approvals.

               (a) All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by Strategic Trust or Touchstone Trust to permit consummation, in all material respects, of the transactions contemplated hereby, shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any Acquired Fund or any Acquiring Fund, provided that either party hereby may for itself waive any such conditions; and

               (b) The Board of Trustees of Strategic Trust and Touchstone Trust shall have approved the terms of the Reorganization and this Plan and shall have determined that (i) participation by the Acquiring Funds and the Acquired Funds, respectively, in the Reorganization is in the best interests of such Funds, (ii) the interests of existing shareholders of each of the Acquiring Funds and the Acquired Funds, respectively, will not be diluted as a result of the Reorganization, (iii) the terms of the Reorganization, including the consideration to be paid or received, are reasonable and fair and do not involve overreaching on the part of any person, and (iv) the Reorganization is consistent with the policies of Strategic Trust and Touchstone Trust, respectively, as recited in its respective registration statement and reports filed under the 1940 Act.

          5.5 Effectiveness of Registration Statement on Form N-14; Exemptive Order. A Registration Statement on Form N-14 relating to each Acquiring Class shares issuable hereunder, including the combined Proxy Statement of each Acquired Fund and the Prospectus of Strategic Trust (relating to the Acquiring Class shares issuable pursuant to the terms of this Plan) constituting a part thereof, shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. Additionally, in response to an application for exemption to be submitted by Strategic Trust, Touchstone Trust and certain affiliated persons, the Commission shall have issued an order exempting Strategic Trust, Touchstone Trust and the other applicants from certain provisions of the 1940 Act or the issues raised in the application shall have otherwise been resolved to the mutual satisfaction of the parties.

          5.6 Tax Opinions. Each of Strategic Trust and Touchstone Trust shall have obtained an opinion of Frost & Jacobs LLP, legal counsel to Strategic Trust and Touchstone Trust, in form and substance reasonably satisfactory to their respective Boards, to the effect that:

               (a) The transfer of all of an Acquired Fund's Assets solely in exchange for the corresponding Acquiring Class shares and the assumption by the Acquiring

Fund of the Liabilities of the Acquired Fund, and the distribution of such Acquiring Class shares to the shareholders of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368 (a)(1)(C) of the Code and the Acquiring Fund and the Acquired Fund are each a "party to a reorganization" within the meaning of Section 368(b) of the Code;

               (b) No gain or loss will be recognized by an Acquired Fund upon the transfer of the Acquired Fund's Assets to the corresponding Acquiring Fund in exchange for the Acquiring Class shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Class shares to the Acquired Fund's Shareholders in exchange for their shares of the Acquired Fund;

               (c) The tax basis of each Acquired Fund's Assets acquired by an Acquiring Fund will be the same to the Acquiring Fund as the tax basis of such Assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the Assets of each Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

               (d) No gain or loss will be recognized by an Acquiring Fund upon the receipt of the Assets of an Acquired Fund solely in exchange for the Acquiring Class shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund;

               (e) No gain or loss will be recognized by shareholders of any Acquired Fund upon the distribution of the Acquiring Class shares to such shareholders, provided such shareholders receive solely such Acquiring Class shares (including fractional shares) in exchange for their Corresponding Acquired Class shares; and

               (f) The aggregate tax basis for the Acquiring Class shares, including any fractional shares, received by each shareholder of each Acquired Fund pursuant to the

Reorganization will be the same as the aggregate tax basis of the Corresponding Acquired Class shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Class shares, including any fractional shares, to be received by each shareholder of the Acquired Fund will include the period during which the Corresponding Acquired Class shares exchanged therefor were held by such shareholder (provided that the Corresponding Acquired Class shares were held as a capital asset on the date of the Reorganization).

     6.   Expenses.

          The expenses incurred in connection with the entering into and carrying out the provisions of this Plan will be borne and paid by Touchstone Advisors, Inc., and not by each Acquiring Fund or each Acquired Fund.

     7.   Termination.

          7.1 Mutual Agreement. This Plan may be terminated by the mutual agreement of Strategic Trust and Touchstone Trust.

          7.2 Material Breach. In addition, either Strategic Trust or Touchstone Trust may, at its option, terminate this Plan at or prior to the Closing Date on account of a material breach by the other of any agreement contained herein to be performed by such other party at or prior to the Closing Date.

          7.3 Failure of Condition Precedent. In addition, either Strategic Trust or Touchstone Trust may, at its option, terminate this Plan at or prior to the Closing Date on account of a condition herein expressed to be precedent to the obligation of such party which has not been met and which appears cannot reasonably, or will not, be met.

          7.4 Effects of Termination. In the event of any such termination, there shall be no liability for damage on the part of Strategic Trust or Touchstone Trust or their respective Trustees or officers.

     8. Limitation on Liabilities. The obligations of Strategic Trust, Touchstone Trust and each Fund shall not bind any of the trustees, shareholders, nominees, officers, agents, or employees of Strategic Trust or Touchstone Trust personally, but shall bind only the Assets and property of the Acquiring Funds and the Acquired Funds. The execution and delivery of this Plan by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Acquiring Funds or the Acquired Funds, as appropriate.

     9.   Amendment.

          This Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties hereto; provided, however, that following the meeting of the shareholders of each Acquired Fund described in Section 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of shares of each corresponding Acquiring Class shares to be issued to an Acquired Fund's Shareholders under this Plan to the detriment of such shareholders without their further approval.

     10.  Miscellaneous.

          10.1 Headings. The section headings contained in this Plan will have reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

          10.2 Governing Law. This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed on its behalf by its duly authorized officer as of the day and year first written above.


                                         TOUCHSTONE SERIES TRUST


                                         By:/s/  Jill T. McGruder
                                            ---------------------------------
                                                 Jill T. McGruder, President


                                         COUNTRYWIDE STRATEGIC TRUST


                                         By:/s/  Robert H. Leshner
                                            ---------------------------------
                                                 Robert H. Leshner, President


                                         TOUCHSTONE ADVISORS, INC.
                                         (SOLELY TO EVIDENCE ITS CONCURRENCE
                                          WITH SECTION 6 HEREOF)


                                         By:/s/  Jill T. McGruder
                                            ---------------------------------
                                                 Jill T. McGruder, President

                                   SCHEDULE A

I.   CORRESPONDING CLASSES TABLE

     Acquiring Fund Classes                 Corresponding Acquired Fund Classes
     ----------------------                 -----------------------------------

     Emerging Growth Fund                   Emerging Growth Fund
           A Shares                               A Shares
           C Shares                               C Shares

     International Equity Fund              International Equity Fund
           A Shares                               A Shares
           C Shares                               C Shares

     Value Plus Fund                        Value Plus Fund
           A Shares                               A Shares
           C Shares                               C Shares

     Value Plus Fund                        Growth & Income Fund
           A Shares                               A Shares
           C Shares                               C Shares

                                                                      APPENDIX B

INVESTING WITH COUNTRYWIDE
--------------------------

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

OPENING AN ACCOUNT

You can contact your financial advisor to purchase shares of the Funds. You may also purchase shares of any Fund directly from Touchstone Securities, Inc. (the "Distributor"). In any event, you must complete the Investment Application included in this Prospectus. You may also obtain an Investment Application from the Distributor or your financial advisor.

     o Investor Alert: The Distributor may choose to refuse any purchase order.

You should read this Prospectus carefully and then determine how much you want to invest. Check below to find the minimum investment amount required to purchase shares as well as to learn about the various ways you can purchase your shares

                                                       Initial     Additional
                                                     Investments   Investment
                                                     -----------   ----------
                                   Regular Account      $1,000        None
                                   ---------------

               Accounts for Countrywide Affiliates      $   50        None
               -----------------------------------

Retirement Plan Account or Custodial account under      $  250        None
 a Uniform Gifts/Transfers to Minors Act ("UGTMA)"
--------------------------------------------------

 Investments through the Automatic Investment Plan      $   50      $   50
 -------------------------------------------------

     o Investor Alert: The Distributor could change these initial and additional investment minimums at any time.

PRICING OF FUND SHARES

Each Fund's share price, also called net asset value (NAV), is determined as of the close of trading (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange (NYSE) is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased at the next offering price determined after your purchase or sale order is received in proper form by Countrywide Fund Services, Inc. (the "Transfer Agent"). The offering price is the NAV plus a sales charge, if applicable.

The Funds' investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values. Some specific pricing strategies follow:

     o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined represents fair value.
     o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.
     o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Trustees might decide to value the security based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.
     o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

CHOOSING A CLASS OF SHARES

Each of the Funds offers Class A shares and Class C shares, except the Aggressive Growth Fund which offers only Class A shares. Each class of shares has different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

CLASS A SHARES

The offering price of Class A shares of each Fund is equal to its NAV plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment.

The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares of each Fund as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

                                         Sales Charge        Sales Charge
                                           as % of             as % of
Amount of Your Investment               Offering Price    Net Amount Invested
-------------------------               --------------    -------------------

Under $50,000                               5.75%               6.10%
$50,000 but less than $100,000              4.50%               4.71%
$100,000 but less than $250,000             3.50%               3.63%
$250,000 but less than $500,000             2.95%               3.04%
$500,000 but less than $1 million           2.25%               2.30%
$1 million or more                          0.00%               0.00%

There is no front-end sales charge if you invest $1 million or more in a Fund. This includes large total purchases made through programs such as Aggregation, Concurrent Purchases, Letters of Intent and Rights of Accumulation. These programs are described more fully in the Statement of Additional Information ("SAI"). In addition, there is no front-end sales charge on purchases by certain persons related to the Funds or its service providers and certain other persons listed in the SAI.

If you redeem shares that you purchased as part of the $1 million purchase within one year, you will pay a contingent deferred sales charge (a sales charge you pay when you redeem your shares) of 1% on the shares redeemed.

Each Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") for its Class A shares. This plan allows each Fund to pay distribution fees for the sale and distribution of its Class A shares. Under the plan, each Fund pays an annual fee of up to 0.25% of its average daily net assets that are attributable to Class A shares. Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment.

CLASS C SHARES

The offering price of Class C shares of the Funds is equal to its NAV plus a 1.25% front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. A contingent deferred sales charge of 1% of the offering price will be charged on Class C shares redeemed within one year after you purchased them.

No contingent deferred sales charge is applied if:

     o The shares which you redeem were acquired through the reinvestment of dividends or capital gains distributions
     o The amount redeemed resulted from increases in the value of the account above the amount of the total purchase payments

When we determine whether a contingent deferred sales charge is payable on a redemption, we assume that:

     o The redemption is made first from amounts free of any contingent deferred sales charge; then
     o    From the earliest purchase payment(s) that remain invested in the Fund

When we determine if amounts are available for redemption free of any contingent deferred sales charge, we:

     o    Add together all of your original purchase payments
     o    Subtract any amounts previously withdrawn

     o Check if there is any remaining amount free of any contingent deferred sales charge that can be applied to the total of the current value of the shares you have asked to redeem

The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Class C shares. This plan allows each Fund to pay distribution and other fees for the sale and distribution of its Class C shares and for services provided to holders of Class C shares. Under the plan, each Fund pays an annual fee of up to 1.00% of its average daily net assets that are attributable to Class C shares. Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

PURCHASING YOUR SHARES

For information about how to purchase shares, telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050).

You can invest in the Funds in the following ways:

                                          OPENING AN ACCOUNT
                    o    Please make your check (in U.S. dollars) payable to the
                         Fund.
                    o    Send your check with the completed account  application
                         to  Countrywide  Fund  Services,  Inc.,  P.O. Box 5354,
                         Cincinnati,  Ohio 45201-5354 Your  application  will be
                         processed subject to your check clearing.
                    o    You may also open an  account  through  your  financial
                         advisor.  We price direct purchases based upon the next
                         determined   public   offering   price  (NAV  plus  any
                         applicable  sales load)  after your order is  received.
                         Direct  purchase  orders received by the Transfer Agent
                         by 4:00 p.m., Eastern time, are processed at that day's
                         public offering price.  Direct investments  received by
                         the Transfer  Agent after 4:00 p.m.,  Eastern time, are
                         processed at the public  offering price next determined
                         on the following business day. Purchase orders received
                         from financial advisors before 4:00 p.m., Eastern time,
                         and  transmitted  to  the  Distributor  by  5:00  p.m.,
                         Eastern  time,  are  processed  at  that  day's  public
                         offering price. Purchase orders received from financial
                         advisors  after 5:00 p.m.,  Eastern time, are processed
                         at the public  offering  price next  determined  on the
                         following business day.
BY MAIL OR
THROUGH YOUR
FINANCIAL ADVISOR
--------------------------------------------------------------------------------
                    o    You may exchange  shares of the Funds for shares of the
                         same class of another  Countrywide Fund at NAV. You may
                         also  exchange  shares of the  Funds for  shares of any
                         money market fund.
                    o    You do not  have to pay  any  exchange  fee  for  these
                         exchanges.
                    o    You  should  review  the  disclosure  provided  in  the
                         Prospectus   relating  to  the   exchanged-for   shares
                         carefully  before  making  an  exchange  of  your  Fund
                         shares.
BY EXCHANGE
--------------------------------------------------------------------------------
                    o    You may invest in the Funds through various  retirement
                         plans.  The  Funds'  shares are  designed  for use with
                         certain  types  of  tax  qualified   retirement   plans
                         including  defined  benefit  and  defined  contribution
                         plans
THROUGH             o    For  further   information  about  any  of  the  plans,
RETIREMENT               agreements,  applications and annual fees,  contact the
PLANS                    Transfer Agent or your financial advisor
--------------------------------------------------------------------------------

                                ADDING TO YOUR ACCOUNT

                    o    Complete the investment  form provided at the bottom of
                         a recent account statement.
                    o    Make your check payable to the applicable Fund.
                    o    Write your account  number and asset  allocation  model
                         number, if applicable, on the check.
                    o    Either:  (1) Mail the check with the investment form in
                         the envelope provided with your account  statement;  or
                         (2) Mail your check directly to your financial  advisor
                         at the address printed on your account statement.  Your
                         financial advisor is responsible for forwarding payment
                         promptly to the Distributor.
BY CHECK
--------------------------------------------------------------------------------
                    o    Specify your name and account  number.  If the Transfer
                         Agent  receives a properly  executed  wire by 4:00 p.m.
                         Eastern time on a day when the NYSE is open for regular
                         trading,  your  order will be  processed  at that day's
                         public offering price.
BY WIRE
--------------------------------------------------------------------------------
                    o    You may  exchange  your shares by calling the  Transfer
                         Agent.
                    o    You do not  have to pay  any  exchange  fee  for  these
                         exchanges.
                    o    You  should  review  the  disclosure  provided  in  the
                         Prospectus   relating  to  the   exchanged-for   shares
                         carefully  before  making  an  exchange  of  your  Fund
                         shares.
BY EXCHANGE
--------------------------------------------------------------------------------
                    o    You  may  add to  your  account  in the  funds  through
THROUGH                  various  retirement  plans.  For  further  information,
RETIREMENT               contact the Transfer Agent or your financial advisor.
PLANS
--------------------------------------------------------------------------------

INFORMATION ABOUT WIRE TRANSFERS.

You may make additional purchases in the Funds directly by wire transfers. Contact your bank and ask it to wire federal funds to the Transfer Agent. Banks may charge a fee for handling wire transfers. You should contact the Transfer Agent or your financial advisor for further instructions.

ooo  Special Tax Consideration

--------------------------------------------------------------------------------
For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

ooo  Special Tax Consideration
--------------------------------------------------------------------------------
To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

MORE INFORMATION ABOUT RETIREMENT PLANS.

Retirement Plans may include the following:

INDIVIDUAL RETIREMENT PLANS

     o    Traditional Individual Retirement Accounts (IRAs)
     o    Savings Incentive Match Plan for Employees (SIMPLE) IRAs
     o    Spousal IRAs
     o    Roth Individual Retirement Accounts (Roth IRAs)
     o    Education Individual Retirement Accounts (Education IRAs)
     o    Simplified Employee Pension Plans (SEP IRAs)
     o 403(b) Tax Sheltered Accounts that employ as custodian a bank acceptable to the Distributor

EMPLOYER SPONSORED RETIREMENT PLANS

     o    Defined benefit plans
     o Defined contribution plans (including 401K plans, profit sharing plans and money purchase plans)
     o    457 plans

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can invest in the Funds are outlined below. The Transfer Agent does not charge any fees for these services.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments of $50 or more in each Fund to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the Investment Application to do this. For further details about this service call the Transfer Agent at 1-800-543-0407; in Cincinnati, 629-2050.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your account application. You may also choose to have your dividends or capital gains paid to you in cash.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds. This occurs on a monthly basis and the minimum investment is $50.

DOLLAR COST AVERAGING. Our Dollar Cost Averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic transfers of at least $50 from one Countrywide Fund to any other. The applicable sales charge, if any, will be assessed.

PROCESSING ORGANIZATIONS. You may also purchase shares of the Funds through a "processing organization", (e.g. a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Funds have authorized certain processing organizations to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization in conjunction with this Prospectus.

When shares are purchased this way, there may be various differences. The processing organization may:

     o    Charge a fee for its services
     o    Act as the shareholder of record of the shares
     o    Set different minimum initial and additional investment requirements
     o    Impose other charges and restrictions
     o Designate intermediaries to accept purchase and sales orders on the Funds' behalf

The Transfer Agent considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next computed after such order is received in proper form.

Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and the Transfer Agent. Certain processing organizations may receive compensation from the Funds, the Distributor, the Advisor or their affiliates.

SELLING YOUR SHARES

You may sell some or all of your Fund shares on any day that the Fund calculates its NAV. If your request is received in proper form before the close of regular trading on the NYSE, you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

THROUGH             o    You  can  sell  or   exchange   your  shares  over  the
RETIREMENT               telephone,  unless you have specifically  declined this
PLANS                    option.  If you do not wish to have this  ability,  you
                         must mark the  appropriate  section  of the  Investment
                         Application.   You  may  only  sell   shares  over  the
                         telephone if the amount is less than $25,000.
                    o    To  sell  your  Fund  shares  by  telephone,  call  the
                         Transfer   Agent,   Nationwide  at   800-543-0407;   in
                         Cincinnati, 629-2050.
                    o    IRA accounts cannot be sold by telephone
BY TELEPHONE
--------------------------------------------------------------------------------
                    o    Write to the Transfer Agent.
                    o    Indicate  the  number of shares or dollar  amount to be
                         sold.
                    o    Include your name and account number.
                    o    Sign your request  exactly as your name appears on your
                         Investment Application
BY MAIL
--------------------------------------------------------------------------------
                    o    Complete the appropriate  information on the Investment
                         Application.
                    o    If your  proceeds  are $1,000 or more,  you may request
                         that the Transfer Agent wire them to your bank account.
                    o    You will be charged a fee of $8.00.
                    o    Redemption  proceeds will only be wired to a commercial
                         bank or brokerage firm in the United States.
                    o    Your  redemption  proceeds may be  deposited  without a
                         charge  directly into your bank account  through an ACH
                         transaction.   Contact  the  Transfer  Agent  for  more
                         information.
BY WIRE
--------------------------------------------------------------------------------
                    o    You may also sell shares by contacting  your  financial
                         advisor,  who may  charge  you a fee for this  service.
                         Shares  held in street name must be sold  through  your
                         financial  advisor or, if  applicable,  the  processing
                         organization.
                    o    Your financial  advisor is responsible  for making sure
                         that sale  requests  are  transmitted  to the  Transfer
                         Agent in proper form in a timely manner.
THROUGH
YOUR FINANCIAL
ADVISOR
--------------------------------------------------------------------------------

ooo  Special Tax Consideration

--------------------------------------------------------------------------------
Selling your shares may cause you to incur a taxable gain or loss.

     o Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on the Transfer Agent's records.

SIGNATURE GUARANTEES. Some circumstances require that the request for the sale of shares have a signature guarantee. A signature guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances requiring a signature guarantee include:

     o    Proceeds from the sale of shares that exceed $25,000
     o Proceeds to be paid when the name or the address on the account has been changed within 30 days of your sale request.

TELEPHONE SALES. If we receive your share sale request before 4:00 p.m., Eastern time on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

Interruptions in telephone service could prevent you from selling your shares in this manner when you want to. When you have difficulty making telephone sales, you should mail (or send by overnight delivery) a written request for sale of your shares to the Transfer Agent.

In order to protect your investment assets, the Transfer Agent will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and the Trust will not be liable, in those cases. The Trust has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures include:

     o    Requiring personal identification
     o Making checks payable only to the owner(s) of the account shown on the Trust's records
     o Mailing checks only to the account address shown on the Trust's records
     o    Directing wires only to the bank account shown on the Trust's records
     o    Providing written confirmation for transactions requested by telephone
     o    Tape recording instructions received by telephone

SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive or send to a third party monthly or quarterly withdrawals of $50 or more if your account value is at least $5,000. There is no special fee for this service and no minimum amount is required for retirement plans.

ooo  Special Tax Consideration

--------------------------------------------------------------------------------

If you exercise the Reinstatement Privilege, you should contact your tax advisor.

ooo  Special Tax Consideration

--------------------------------------------------------------------------------

Involuntary sales may result in the sale of your Fund shares at a loss or may result in taxable investment gains.

REINSTATEMENT PRIVILEGE. You may reinvest proceeds from a sale of Fund shares or a dividend or capital gain distribution on Fund shares without a sales charge in any of the Countrywide Funds. You may do so by sending a written request and a check to the Transfer Agent within 90 days after the date of the sale, dividend or distribution. Reinvestment will be at the next NAV calculated after the Transfer Agent receives your request.

LOW ACCOUNT BALANCES

The Transfer Agent may sell your Fund shares if your balance falls below the minimum amount required for your account as a result of redemptions that you have made (as opposed to a reduction from market changes). This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gift to Minors Act (UGTMA). The Transfer Agent will let you know that your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

RECEIVING SALE PROCEEDS

The Transfer Agent will forward the proceeds of your sale to you (or to your financial advisor) within 7 business days (normally within 3 business days) from the date of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS

Proceeds which are sent to your financial advisor will not usually be re-invested for you unless you provide specific instructions to do so. Therefore, the financial advisor may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK

If you purchase Fund shares by personal check, the proceeds of a sale of those shares will not be sent to you until the check has cleared, which may take up to 15 days. If you may need your money more quickly, you should purchase shares by federal funds, bank wire, or with a certified or cashier's check.

It is possible that the payments of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

     o    When the NYSE is closed for other than customary weekends and holidays
     o    When trading on the NYSE is restricted
     o When an emergency situation causes a Fund Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of its net assets
     o    During any other time when the SEC, by order, permits.

                           Touchstone Family Of Funds

                                   PROSPECTUS
                                   May 1, 1999


 o Touchstone Emerging Growth Fund
 o Touchstone International Equity Fund
 o Touchstone Income Opportunity Fund
 o Touchstone Value Plus Fund
 o Touchstone Growth & Income Fund
 o Touchstone Balanced Fund
 o Touchstone Bond Fund
 o Touchstone Standby Income Fund




Neither the Securities and Exchange Commission nor any state securities commission has approved any Fund's shares as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

2

Touchstone Family of Funds

The Touchstone Family of Funds is a group of mutual funds. Each Fund has a different investment goal and risk level and is a part of the Touchstone Series Trust (the Trust).

3

Table Of Contents

Table Of Contents


                                                            Page


Touchstone Emerging Growth Fund.........................      4

Touchstone International Equity Fund....................      9

Touchstone Income Opportunity Fund......................     13

Touchstone Value Plus Fund..............................     17

Touchstone Growth & Income Fund.........................     20

Touchstone Balanced Fund................................     24

Touchstone Bond Fund....................................     28

Touchstone Standby Income Fund..........................     32

Investment Strategies And Risks.........................     36

The Funds' Management...................................     42

Investing With Touchstone...............................     46

Distributions And Taxes.................................     58

Financial Highlights....................................     59

For More Information....................................     64


[ICON] Touchstone Family of Funds

4

Touchstone Emerging Growth Fund

Touchstone Emerging Growth Fund

--------------------------------------------------------------------------------
The Fund's Investment Goal

The Emerging Growth Fund seeks to increase the value of Fund shares as a primary goal and to earn income as a secondary goal.


As with any mutual fund, there is no guarantee that the Fund will achieve its goal.


--------------------------------------------------------------------------------
Its Principal Investment Strategies

The Fund invests primarily (at least 65% of total assets) in the common stocks of smaller, rapidly growing (emerging growth) companies. In selecting its investments, the portfolio managers focus on those companies they believe will grow faster than the U.S. economy in general. They also choose companies they believe are priced lower in the market than their true value.

When the portfolio managers believe the following securities offer a good potential for capital growth or income, up to 35% of the Fund's assets may be invested in:

          o    Larger company stocks

          o    Preferred stocks

          o    Convertible bonds

          o    Other debt securities, including:
               collateralized mortgage obligations (CMOs), stripped U.S. government securities (Strips) and mortgage-related securities, all of which will be rated investment grade

  The Fund may also invest in:

          o Securities of foreign companies traded mainly outside the U.S. (up to 20%)

          o    American Depositary Receipts (ADRs) (up to 20%)

          o    Emerging market securities (up to 10%)

The Key Risks

The Fund's share price will fluctuate and you could lose money on your investment in the Fund. The Fund could also return less than other investments:

          o    If the stock market as a whole goes down

          o Because securities of small cap companies may be more thinly traded and may have more frequent and larger price changes than securities of larger cap companies

          o If the market continually values the stocks in the Fund's portfolio lower than the portfolio managers believe they should be valued


[ICON] Touchstone Family of Funds

5
Touchstone Emerging Growth Fund

          o If the stocks in the Fund's portfolio are not undervalued as expected

          o If the companies in which the Fund invests do not grow as rapidly as expected

          o If interest rates go up, causing the value of any debt securities held by the Fund to decline

          o Because CMOs, Strips and mortgage-related securities may lose more value due to changes in interest rates than other debt securities and are subject to prepayment

          o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors

          o Because emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. and economic or political changes may cause larger price changes in emerging market securities than other foreign securities

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.


You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies And Risks later in this Prospectus.


Who May Want to Invest

This Fund is most appropriate for you if you are an aggressive investor and are willing to assume a relatively high amount of risk. You should be comfortable with extreme levels of volatility, and safety of principal in the short term should not be a high priority for you. This Fund's approach may be appropriate for you if you are many years from retirement and are comfortable with wide market fluctuations.

The Fund's Performance

The following bar chart indicates the risks of investing in the Emerging Growth Fund. It shows changes in the performance of the Fund's Class A shares from year to year since the Fund started. The chart does not reflect any sales charges. Sales charges will reduce return.

The Fund's past performance does not necessarily indicate how it will perform in the future.

The return for other classes of shares offered by the Fund will differ from the Class A returns shown in the bar chart, depending on the expenses of that class.



[ICON] Touchstone Family of Funds

6
Touchstone Emerging Growth Fund

                   EMERGING GROWTH FUND -- CLASS A PERFORMANCE

         YEARS    TOTAL RETURN

1995     22.56%

1996     10.56%

1997     32.20%

1998     2.57%


      During the period shown in the bar chart, the highest quarterly return was 20.90% (for the quarter ended December 31, 1998) and the lowest quarterly return was -19.30% (for the quarter ended September 30, 1998).


The following table shows how the Fund's average annual returns for the periods shown compare to those of the Russell 2000 Index and to the Wiesenberger Small Cap -- MF. The Russell 2000 Index is a widely recognized unmanaged index of small cap stock performance. The Wiesenberger Small Cap -- MF is a composite index of the annual returns of mutual funds that have an investment style similar to that of the Emerging Growth Fund. The table shows the effect of the Class A sales charge.


For the periods ended December 31, 1998

--------------------------------------------------------------------------------
                                                      Past 12       Since
                                                       Months   Fund Started

                 Emerging Growth Fund -- Class A        -3.3%        14.5%
                 Emerging Growth Fund -- Class C         2.0%        15.1%
                              Russell 2000 Index        -2.5%        14.1%
                    Wiesenberger Small Cap -- MF        -0.4%        16.4%


[ICON] Touchstone Family of Funds

7
Touchstone Emerging Growth Fund

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                                 Shareholder Fees (fees paid
                                               directly from your investment)

                                               Class A Shares   Class C Shares

        Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of offering price)       5.75%1           None
--------------------------------------------------------------------------------
          Maximum Deferred Sales Charge (Load)
          (as a percentage of amount redeemed)       None             1.00%2
--------------------------------------------------------------------------------


                                                    Annual Fund Operating
                                                 Expenses (expenses that are
                                                 deducted from Fund assets)

                               Management Fees       0.80%       0.80%
--------------------------------------------------------------------------------
                     Distribution (12b-1) Fees       0.25%       1.00%
--------------------------------------------------------------------------------
                                Other Expenses       3.15%       3.15%
--------------------------------------------------------------------------------
          Total Annual Fund Operating Expenses       4.20%       4.95%
--------------------------------------------------------------------------------
    Fee Waiver and/or Expense Reimbursement(3)       2.70%       2.70%
--------------------------------------------------------------------------------
                                  Net Expenses       1.50%       2.25%
--------------------------------------------------------------------------------

     1 You may pay a reduced sales charge on very large purchases. There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within one year of purchase. There is also no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     2 The 1.00% is waived for benefits paid to you through a qualified pension plan.

     3 Touchstone Advisors has contractually agreed to waive or reimburse certain of the Total Annual Fund Operating Expenses of each Class of the Fund (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 1999.

The following example should help you compare the cost of investing in the Emerging Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.



[ICON] Touchstone Family of Funds

8
Touchstone Emerging Growth Fund

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  Class A Shares         Class C Shares

                 1 Year               $  719                 $  228
--------------------------------------------------------------------------------
                3 Years               $1,545                 $1,246
--------------------------------------------------------------------------------
                5 Years               $2,384                 $2,265
--------------------------------------------------------------------------------
               10 Years               $4,542                 $4,816
--------------------------------------------------------------------------------


          o The example for the 3, 5 and 10-year periods is calculated using the Total Fund Operating Expenses before the limits agreed to under the Sponsor Agreement for periods after year 1.


[ICON] Touchstone Family of Funds

9
Touchstone International Equity Fund

Touchstone International Equity Fund


--------------------------------------------------------------------------------
The Fund's Investment Goal

The International Equity Fund seeks to increase the value of Fund shares over the long-term.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

--------------------------------------------------------------------------------
Its Principal Investment Strategies

The Fund invests primarily (at least 80% of total assets) in equity securities of foreign companies and will invest in at least three countries outside the United States. A large portion of those non-U.S. equity securities may be issued by companies active in emerging market countries (up to 40% of total assets).

The Fund may also invest in certain debt securities issued by U.S. and non-U.S. entities (up to 20%), including non-investment grade debt securities rated as low as B.

The portfolio manager uses a growth-oriented style to choose investments for the Fund. This includes the use of both qualitative and quantitative analysis to identify markets and companies that offer solid growth prospects at reasonable prices. The portfolio manager's investment process seeks to add value by making good regional and country allocations as well as by selecting individual stocks within a region.

The Key Risks

The Fund's share price will fluctuate and you could lose money on your investment in the Fund. The Fund could also return less than other investments:

          o    If the stock market as a whole goes down

          o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors

          o Because emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. and economic or political changes may cause larger price changes in emerging market securities than other foreign securities

          o If the stocks in the Fund's portfolio do not grow over the long term as expected

          o If interest rates go up, causing the value of any debt securities held by the Fund to decline

          o Because issuers of non-investment grade securities held by the Fund are more likely to be unable to make timely payments of interest or principal

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.


You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies And Risks later in this Prospectus.




[ICON] Touchstone Family of Funds

10
Touchstone International Equity Fund

Who May Want to Invest

This Fund is most appropriate for you if you are an aggressive investor and are willing to assume a relatively high amount of risk. You should be comfortable with extreme levels of volatility, and safety of principal in the short term should not be a high priority for you. This Fund's approach may be appropriate for you if you are many years from retirement and are comfortable with wide market fluctuations.

The Fund's Performance

The bar chart shown below indicates the risks of investing in the International Equity Fund. It shows changes in the performance of the Fund's Class A shares from year to year since the Fund started. The chart does not reflect any sales charges. Sales charges will reduce return.

The Fund's past performance does not necessarily indicate how it will perform in the future.

The return for other classes of shares offered by the Fund will differ from the Class A returns shown in the bar chart, depending on the expenses of that class.

                          INTERNATIONAL EQUITY FUND --
                               CLASS A PERFORMANCE

BAR CHART


YEARS    TOTAL RETURN

1995     5.29%

1996     11.61%

1997     15.57%

1998     19.94%


         During the period shown in the bar chart, the highest quarterly return was 16.83% (for the quarter ended March 31, 1998) and the lowest quarterly return was -13.67 (for the quarter ended September 30, 1998).



[ICON] Touchstone Family of Funds

11
Touchstone International Equity Fund

The table below shows how the Fund's average annual returns for the periods shown compare to those of the MSCI EAFE Index and the Wiesenberger Non-US Equity -- MF index. The MSCI EAFE Index is a Morgan Stanley index that includes stocks traded on 16 exchanges in Europe, Australia and the Far East. The Wiesenberger Non-US Equity -- MF is a composite index of the annual returns of mutual funds that have an investment style similar to that of the International Equity Fund. The table shows the effect of the Class A sales charge.


For the periods ended December 31, 1998

                                                   Past 12       Since
                                                   Months    Fund Started

         International Equity Fund -- Class A       13.0%         8.3%
--------------------------------------------------------------------------------
         International Equity Fund -- Class C       19.0%         9.0%
--------------------------------------------------------------------------------
                              MSCI EAFE Index       20.3%         9.0%
--------------------------------------------------------------------------------
             Wiesenberger Non-US Equity -- MF        6.1%         3.9%
--------------------------------------------------------------------------------


The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


                                                Shareholder Fees (fees paid
                                              directly from your investment)

                                               Class A Shares   Class C Shares
       Maximum Sales Charge (load) Imposed on
Purchases (as a percentage of offering price)       5.75%1            None
--------------------------------------------------------------------------------
         Maximum Deferred Sales Charge (Load)
         (as a percentage of amount redeemed)       None              1.00%2
--------------------------------------------------------------------------------


                                                  Annual Fund Operating
                                                Expenses (expenses that are
                                                deducted from Fund assets)

                              Management Fees       0.95%       0.95%
--------------------------------------------------------------------------------
                    Distribution (12b-1) Fees       0.25%       1.00%
--------------------------------------------------------------------------------
                               Other Expenses       2.63%       2.63%
--------------------------------------------------------------------------------
         Total Annual Fund Operating Expenses       3.83%       4.58%
--------------------------------------------------------------------------------
     Fee Waiver and/or Expense Reimbursement3       2.23%       2.23%
--------------------------------------------------------------------------------
                                 Net Expenses       1.60%       2.35%
--------------------------------------------------------------------------------



     1 You may pay a reduced sales charge on very large purchases. There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within one year of purchase. There is also no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     2 The 1.00% is waived for benefits paid to you through a qualified pension plan.

     3 Touchstone Advisors has contractually agreed to waive or reimburse certain of the Total Annual Fund Operating Expenses of each Class of the Fund (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 1999.



[ICON] Touchstone Family of Funds

12
Touchstone International Equity Fund

The following example should help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           Class A Shares         Class C Shares

          1 Year               $  728                 $  238
--------------------------------------------------------------------------------
         3 Years               $1,484                 $1,182
--------------------------------------------------------------------------------
         5 Years               $2,257                 $2,135
--------------------------------------------------------------------------------
        10 Years               $4,270                 $4,550
--------------------------------------------------------------------------------



     o The example for the 3, 5 and 10-year periods is calculated using the Total Fund Operating Expenses before the limits agreed to under the Sponsor Agreement for periods after year 1.


[ICON] Touchstone Family of Funds

13
Touchstone Income Opportunity Fund

Touchstone Income Opportunity Fund
--------------------------------------------------------------------------------
  The Fund's Investment Goal

The Income Opportunity Fund seeks to achieve a high level of current income as its main goal. The Fund may also seek to increase the value of Fund shares, if consistent with its main goal.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

--------------------------------------------------------------------------------
  Its Principal Investment Strategies

  The Fund invests primarily in debt securities. These debt securities will generally be more risky non-investment grade corporate and government securities (up to 100% of total assets). Non-investment grade debt securities are often referred to as "junk bonds" and are considered speculative.

  The Fund's investments may include:

          o Securities of foreign companies (up to 100%), but only up to 30% of its assets in securities of foreign companies that are denominated in a currency other than the U.S. dollar

          o    Debt securities that are emerging market securities (up to 65%)

          o    Mortgage-related securities, loans and loan participations

          o    Currency futures and option contracts

The Key Risks

The Fund's share price will fluctuate and you could lose money on your investment in the Fund. The Fund could also return less than other investments:

          o If interest rates go up, causing the value of any debt securities held by the Fund to decline

          o Because issuers of non-investment grade securities held by the Fund are more likely to be unable to make timely payments of interest or principal

          o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors

          o Because emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. and economic or political changes may cause larger price changes in emerging market securities than other foreign securities

          o Because mortgage-related securities may lose more value due to changes in interest rates than other debt securities and are subject to prepayments

          o Because loans and loan participations may be more difficult to sell than other investments and subject to the risk of borrower default

          o    If the stock market as a whole goes down

[ICON] Touchstone Family of Funds

14
Touchstone Income Opportunity Fund

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.


You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies And Risks later in this Prospectus.


Who May Want to Invest

This Fund is most appropriate for you if you are an aggressive investor and are willing to assume a relatively high amount of risk. You should be comfortable with extreme levels of volatility, and safety of principal in the short term should not be a high priority for you. This Fund's approach may be appropriate for you if you are many years from retirement and are comfortable with wide market fluctuations.

The Fund's Performance


The following bar chart indicates the risks of investing in the Income Opportunity Fund. It shows changes in the performance of the Fund's Class A shares from year to year since the Fund started. The chart does not reflect any sales charges. Sales charges will reduce return.


The Fund's past performance does not necessarily indicate how it will perform in the future.

The return for other classes of shares offered by the Fund will differ from the Class A returns shown in the bar chart, depending on the expenses of that class.


[ICON] Touchstone Family of Funds

15
Touchstone Income Opportunity Fund

                           INCOME OPPORTUNITY FUND --
                                CLASS A PERFORMANCE

BAR CHART

YEARS    TOTAL RETURN

1995     23.19%

1996     26.66%

1997     9.49%

1998     -13.77%



      During the period shown in the bar chart, the highest quarterly return was 16.15% (for the quarter ended June 30, 1995) and the lowest quarterly return was -16.50% (for the quarter ended September 30, 1998).

The table below shows how the Fund's average annual returns for the periods shown compare to those of the Lehman Brothers Corporate Bond Index, the Wiesenberger Corp -- High Yield -- MF, the Wiesenberger Global Income -- MF and the Wiesenberger Emerging Market Income -- MF. The Lehman Brothers Corporate Bond Index is based on all publicly issued intermediate fixed-rate, non-convertible investment grade domestic corporate debt. The Wiesenberger Corp
- -- High Yield -- MF index, the Wiesenberger Global Income -- MF index and the Wiesenberger Emerging Market Income -- MF index are composite indexes of the annual returns of mutual funds that have an investment style similar to the Income Opportunity Fund. The table shows the effect of the Class A sales charge.

For the periods ended December 31, 1998

                                                Past 12          Since
                                                Months       Fund Started

          Income Opportunity Fund-- Class A      -17.8%           6.4%
--------------------------------------------------------------------------------
          Income Opportunity Fund-- Class C      -14.5%           6.8%
--------------------------------------------------------------------------------
       Lehman Brothers Corporate Bond Index        8.5%          10.3%
--------------------------------------------------------------------------------
        Wiesenberger Corp-- High Yield-- MF       -0.7%           9.3%
--------------------------------------------------------------------------------
            Wiesenberger Global Income-- MF        4.8%           7.5%
--------------------------------------------------------------------------------
   Wiesenberger Emerging Market Income-- MF      -22.8%           5.8%
--------------------------------------------------------------------------------


[ICON] Touchstone Family of Funds

16
Touchstone Income Opportunity Fund

The Fund's Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                                   Shareholder Fees (fees paid
                                                 directly from your investment)

                                                 Class A Shares   Class C Shares
       Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)       4.75%1            None
--------------------------------------------------------------------------------
         Maximum Deferred Sales Charge (Load)
         (as a percentage of amount redeemed)       None              1.00%2
--------------------------------------------------------------------------------


                                                   Annual Fund Operating
                                                Expenses (expenses that are
                                                deducted from Fund assets)

                              Management Fees       0.65%       0.65%
                    Distribution (12b-1) Fees       0.25%       1.00%
--------------------------------------------------------------------------------
                               Other Expenses       2.43%       2.43%
--------------------------------------------------------------------------------
         Total Annual Fund Operating Expenses       3.33%       4.08%
--------------------------------------------------------------------------------
     Fee Waiver And/or Expense Reimbursement3       2.13%       2.13%
--------------------------------------------------------------------------------
                                 Net Expenses       1.20%       1.95%
--------------------------------------------------------------------------------



     1 You may pay a reduced sales charge on very large purchases. There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within one year of purchase. There is also no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     2 The 1.00% is waived for benefits paid to you through a qualified pension plan.

     3 Touchstone Advisors has contractually agreed to waive or reimburse certain of the Total Annual Fund Operating Expenses of each Class of the Fund (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 1999.


The following example should help you compare the cost of investing in the Income Opportunity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                  Class A Shares         Class C Shares

                 1 Year               $  591                 $  198
--------------------------------------------------------------------------------
                3 Years               $1,261                 $1,047
--------------------------------------------------------------------------------
                5 Years               $1,953                 $1,911
--------------------------------------------------------------------------------
               10 Years               $3,787                 $4,142
--------------------------------------------------------------------------------


     o The example for the 3, 5 and 10-year periods is calculated using the Total Fund Operating Expenses before the limits agreed to under the Sponsor Agreement for periods after year 1.

[ICON] Touchstone Family of Funds

17
Touchstone Value Plus Fund

Touchstone Value Plus Fund


The Fund's Investment Goal

The Value Plus Fund seeks to increase the value of Fund shares over the long-term.


As with any mutual fund, there is no guarantee that it will achieve its goal.


--------------------------------------------------------------------------------

Its Principal Investment Strategies

The Fund invests primarily (at least 65% of total assets) in common stock of larger companies that the portfolio manager believes are undervalued. In choosing undervalued stocks, the portfolio manager looks for companies that have proven management and unique features or advantages but are believed to be priced lower than their true value. These companies may not pay dividends. The Fund may also invest in common stocks of rapidly growing companies to enhance the Fund's return and vary its investments to avoid having too much of the Fund's assets subject to risks specific to undervalued stocks.


Approximately 70% of total assets will generally be invested in large cap companies and approximately 30% will generally be invested in mid cap companies.


The Fund may invest in:


          o    Preferred stocks


          o    Investment grade debt securities

          o    Convertible securities

In addition, the Fund may invest in (up to 10%):


          o    Cash equivalent investments


          o    Short-term debt securities

The Key Risks

The Fund's share price will fluctuate and you could lose money on your investment in the Fund. The Fund could also return less than other investments:

          o    If the stock market as a whole goes down

          o If the market continually values the stocks in the Fund's portfolio lower than the portfolio manager believes they should be valued

          o If the stocks in the Fund's portfolio are not undervalued as expected

          o If interest rates go up, causing the value of any debt securities held by the Fund to decline

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.


You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies And Risks later in this Prospectus.




[ICON] Touchstone Family of Funds

18
Touchstone Value Plus Fund

Who May Want to Invest

This Fund will be most appealing to you if you are a moderate or risk tolerant investor. You should be comfortable with a fair degree of volatility. Capital appreciation may be important to you, but you may not want to take extreme risks in order to achieve it. This Fund's approach may be most appropriate for you if you are many years from retirement and are comfortable with a moderate level of risk.

Performance Note

Performance information is only shown for those Funds which have had a full calendar year of operations. Since the Value Plus Fund started on May 1, 1998, there is no performance information included in this Prospectus.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


                                                  Shareholder Fees (fees paid
                                                  directly from your investment)

                                               Class A Shares     Class C Shares
       Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)       5.75%1            None
--------------------------------------------------------------------------------
         Maximum Deferred Sales Charge (Load)
         (as a percentage of amount redeemed)       None              1.00%2
--------------------------------------------------------------------------------


                                                   Annual Fund Operating
                                                Expenses (expenses that are
                                                deducted from Fund assets)

                              Management Fees       0.75%       0.75%
--------------------------------------------------------------------------------
                    Distribution (12b-1) Fees       0.25%       1.00%
--------------------------------------------------------------------------------
                               Other Expenses       1.14%       1.14%
--------------------------------------------------------------------------------
         Total Annual Fund Operating Expenses       2.14%       2.89%
--------------------------------------------------------------------------------
   Fee Waiver and/or Expense Reimbursement(3)        0.84%       0.84%
--------------------------------------------------------------------------------
                                 Net Expenses       1.30%       2.05%
--------------------------------------------------------------------------------

     1 You may pay a reduced sales charge on very large purchases. There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within one year of purchase. There is also no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     2 The 1.00% is waived for benefits paid to you through a qualified pension plan.

     3 Touchstone Advisors has contractually agreed to waive or reimburse certain of the Total Annual Fund Operating Expenses of each Class of the Fund (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 1999.



[ICON] Touchstone Family of Funds

19
Touchstone Value Plus Fund

The following examples should help you compare the cost of investing in the Value Plus Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           Class A Shares         Class C Shares


           1 Year              $ 700                  $ 208
--------------------------------------------------------------------------------
          3 Years              $1,130                 $ 816
--------------------------------------------------------------------------------
          5 Years              $1,585                 $1,449
--------------------------------------------------------------------------------
        10  Years              $2,843                 $3,154
--------------------------------------------------------------------------------


     o The example for the 3, 5 and 10-year period is calculated using the Total Fund Operating Expenses before the limits agreed to under the Sponsor Agreement for periods after year 1.




[ICON] Touchstone Family of Funds

20
Touchstone Growth & Income Fund

Touchstone Growth & Income Fund

--------------------------------------------------------------------------------
The Fund's Investment Goal

The Growth & Income Fund seeks to increase the value of Fund shares over the long-term, while receiving dividend income.


As with any mutual fund, there is no guarantee that the Fund will achieve its goal.


--------------------------------------------------------------------------------
Its Principal Investment Strategies

The Fund invests primarily (at least 65% of total assets) in dividend-paying common stocks, preferred stocks and convertible securities in a variety of industries. The portfolio manager may choose to purchase securities which do not pay dividends (up to 35%) but which are expected to increase in value or produce high income payments in the future.

In choosing securities for the Fund, the portfolio manager will follow a value-oriented style, generally buying securities with yields that are at least 20% higher than the average yield of companies in the S&P 500. The portfolio manager focuses on investing in companies that have a market capitalization of at least $1 billion, but may invest in companies of any size.


The Fund may also invest up to 20% of its total assets in debt securities -- and within this 20% limitation, the Fund may invest the full 20% in investment grade non-convertible debt securities, the full 20% in convertible debt securities rated as low as the highest level of non-investment grade or up to 5% in non-convertible non-investment grade debt securities.


The Fund may also invest in:

          o Securities of foreign companies including American Depository Receipts (ADRs) (up to 20%)

          o    Real estate investment trusts (REITs) (up to 10%)

The Key Risks

The Fund's share price will fluctuate and you could lose money on your investment in the Fund. The Fund could also return less than other investments:

          o    If the stock market as a whole goes down

          o If any of the stocks in the Fund's portfolio do not increase in value as expected

          o If earnings of companies the Fund invests in are not achieved and income available for interest or dividend payments is reduced

          o If interest rates go up, causing the value of any debt securities held by the Fund to decline

          o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors

          o Because investments in REITs are more sensitive to changes in interest rates and other factors that affect real estate values

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

[ICON] Touchstone Family of Funds

21
Touchstone Growth & Income Fund


You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies And Risks later in this Prospectus.


Who May Want to Invest

This Fund will be most appealing to you if you are a moderate or risk tolerant investor. You should be comfortable with a fair degree of volatility. Capital appreciation of your investment capital may be important to you, however, you may be uncomfortable taking extreme risk in order to achieve it. This Fund's approach may be most appropriate for you if you are many years from retirement and are comfortable with a moderate level of risk.

The Fund's Performance

The bar chart shown below indicates the risks of investing in the Growth & Income Fund. It shows changes in the performance of the Fund's Class A shares from year to year since the Fund started. The chart does not reflect any sales charges. Sales charges will reduce return.

The Fund's past performance does not necessarily indicate how it will perform in the future.

The return for other classes of shares offered by the Fund will differ from the Class A returns shown in the bar chart, depending on the expenses of that class.

                   GROWTH & INCOME FUND -- CLASS A PERFORMANCE

YEARS    TOTAL RETURN

1995     35.14%

1996     16.95%

1997     20.70%

1998      6.87%


      During the period shown in the bar chart, the highest quarterly return was 12.42% (for the quarter ended March 31, 1998) and the lowest quarterly return was -12.72% (for the quarter ended September 30, 1998).



[ICON] Touchstone Family of Funds

22
Touchstone Growth & Income Fund


The table below shows how the Fund's average annual returns for the periods shown compare to those of the Standard & Poor's Composite Index of 500 Stocks (S&P500) and the Wiesenberger Growth & Income -- MF Index. The S&P 500 Index is a widely recognized unmanaged index of stock performance. The Wiesenberger Growth & Income -- MF Index is a composite index of the annual returns of mutual funds that have an investment style similar to the Growth & Income Fund. The table shows the effect of the Class A sales charge.

For the periods ended December 31, 1998

                                                 Past 12       Since
                                                 Months    Fund Started

           Growth & Income Fund -- Class A         0.7%         16.7%
--------------------------------------------------------------------------------
           Growth & Income Fund -- Class C         6.0%         17.5%
--------------------------------------------------------------------------------
                             S&P 500 Index        28.6%         28.5%
--------------------------------------------------------------------------------
        Wiesenberger Growth & Income -- MF        15.3%         21.0%
--------------------------------------------------------------------------------


The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


                                                Shareholder Fees (fees paid
                                              directly from your investment)

                                               Class A Shares    Class C Shares
       Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)       5.75%1            None
--------------------------------------------------------------------------------
         Maximum Deferred Sales Charge (Load)
         (as a percentage of amount redeemed)       None              1.00%2
--------------------------------------------------------------------------------


                                                  Annual Fund Operating
                                                Expenses (expenses that are
                                                deducted from Fund assets)
                              Management Fees       0.80%       0.80%
--------------------------------------------------------------------------------
                    Distribution (12b-1) Fees       0.25%       1.00%
--------------------------------------------------------------------------------
                               Other Expenses       1.40%       1.40%
--------------------------------------------------------------------------------
         Total Annual Fund Operating Expenses       2.45%       3.20%
--------------------------------------------------------------------------------
   Fee Waiver and/or Expense Reimbursement(3)       1.15%       1.15%
--------------------------------------------------------------------------------
                                 Net Expenses       1.30%       2.05%


     1 You may pay a reduced sales charge on very large purchases. There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within one year of purchase. There is also no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     2 The 1.00% is waived for benefits paid to you through a qualified pension plan.

     3 Touchstone Advisors has contractually agreed to waive or reimburse certain of the Total Annual Fund Operating Expenses of each Class of the Fund (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 1999.

[ICON] Touchstone Family of Funds

23
Touchstone Growth & Income Fund

The following example should help you compare the cost of investing in the Growth & Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             Class A Shares         Class C Shares

            1 Year                $ 700                  $ 228
--------------------------------------------------------------------------------
           3 Years               $1,191                  $ 879
--------------------------------------------------------------------------------
           5 Years               $1,708                 $1,574
--------------------------------------------------------------------------------
          10 Years               $3,119                 $3,424
--------------------------------------------------------------------------------



     o The example for the 3, 5 and 10-year periods is calculated using the Total Fund Operating Expenses before the limits agreed to under the Sponsor Agreement for periods after year 1.


[ICON] Touchstone Family of Funds

24
Touchstone Balanced Fund

Touchstone Balanced Fund
--------------------------------------------------------------------------------

The Fund's Investment Goal

The Balanced Fund seeks to achieve both an increase in the value of Fund shares and current income.


As with any mutual fund, there is no guarantee that the Fund will achieve its goal.


--------------------------------------------------------------------------------

Its Principal Investment Strategies


The Fund invests in both equity securities (generally about 60% of total assets) and debt securities (generally about 40%, but at least 25%, of total assets). The debt securities will be rated investment grade or at the two highest levels of non-investment grade.


  The Fund may invest in:

          o    Warrants

          o    Preferred stocks

          o    Convertible securities

The Fund may also invest up to one-third of its assets in securities of foreign companies, and up to 15% in emerging market securities.

In choosing equity securities for the Fund, the portfolio manager will seek out companies that are in a strong position within their industry, are owned in part by management and are selling at a price lower than the company's intrinsic value. Debt securities are also chosen using a value style. The portfolio manager will focus on higher yielding securities, but will also consider expected movements in interest rates and industry position.


The Key Risks

The Fund's share price will fluctuate and you could lose money on your investment in the Fund. The Fund could also return less than other investments:

          o    If the stock market as a whole goes down

          o If the stocks in the Fund's portfolio do not increase in value as expected

          o If earnings of companies the Fund invests in are not achieved and income available for interest or dividend payments is reduced sIf interest rates go up, causing the value of any debt securities held by the Fund to decline

          o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors

          o Because emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. and economic or political changes may cause larger price changes in emerging market securities than other foreign securities

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.


[ICON] Touchstone Family of Funds

25
Touchstone Balanced Fund


You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies And Risks later in this Prospectus.


Who May Want to Invest

This Fund is most appropriate for you if you are a risk neutral or moderately conservative investor. You may typically take a relatively low risk approach to investing and may be comfortable with a low level of volatility in your investments. While safety may be important to you, you may also value appreciation of your investments. If you invest in this Fund, you should be willing to accept some risk. This Fund's approach may be appropriate for you if you are several years from retirement.

The Fund's Performance

The following bar chart indicates the risks of investing in the Balanced Fund. It shows changes in the performance of the Fund's Class A shares from year to year since the Fund started. The chart does not reflect any sales charges. Sales charges will reduce return.

The Fund's past performance does not necessarily indicate how it will perform in the future.

The return for other classes of shares offered by the Fund will differ from the Class A returns shown in the bar chart, depending on the expenses of that class.

                      BALANCED FUND -- CLASS A PERFORMANCE

BAR CHART

YEARS    TOTAL RETURN

1995     23.24%

1996     16.86%

1997     19.25%

1998      3.98%


      During the period shown in the bar chart, the highest quarterly return was 10.71% (for the quarter ended June 30, 1997) and the lowest quarterly return was -10.39% (for the quarter ended September 30, 1998).


[ICON] Touchstone Family of Funds

26
Touchstone Balanced Fund


The table which follows shows how the Fund's average annual returns for the periods shown compare to those of the Standard & Poor's Composite Index of 500 Stocks (S&P 500), the Lehman Brothers Aggregate Index, a blend made up of 60% S&P 500 and 40% LB Aggregate and to the Wiesenberger Balanced Domestic
- -- MF index. The Lehman Brothers Aggregate Index is composed of 5,400 publicly issued corporate and U.S. government debt rated Baa or better with at least one year to maturity and at least $25 million par outstanding. The Wiesenberger Balanced Domestic -- MF index is a composite index of the annual returns of mutual funds that have an investment style similar to the Balanced Fund. The table shows the effect of the Class A sales charge.

For the periods ended December 31, 1998

                                                Past 12       Since
                                                Months    Fund Started

                  Balanced Fund -- Class A        -2.0%        13.1%
--------------------------------------------------------------------------------
                  Balanced Fund -- Class C         3.3%        13.9%
--------------------------------------------------------------------------------
                             S&P 500 Index        28.6%        28.5%
--------------------------------------------------------------------------------
           Lehman Brothers Aggregate Index         8.7%         9.5%
--------------------------------------------------------------------------------
    Blend -- 60% S&P 500, 40% LB Aggregate        21.0%        20.8%
--------------------------------------------------------------------------------
      Wiesenberger Balanced Domestic -- MF        12.9%        15.9%
--------------------------------------------------------------------------------



[ICON] Touchstone Family of Funds

27
Touchstone Balanced Fund

The Fund's Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund:

                                                Shareholder Fees (fees paid
                                              directly from your investment)

                                                Class A Shares    Class C Shares

       Maximum Sales Charge (Load) Imposed On
Purchases (as a percentage of offering price)       5.75%1            None
--------------------------------------------------------------------------------
         Maximum Deferred Sales Charge (Load)
         (as a percentage of amount redeemed)        None             1.00%2
--------------------------------------------------------------------------------

                                                  Annual Fund Operating
                                                Expenses (expenses that are
                                                deducted from Fund assets)

                              Management Fees       0.80%       0.80%
--------------------------------------------------------------------------------
                    Distribution (12b-1) Fees       0.25%       1.00%
--------------------------------------------------------------------------------
                               Other Expenses       3.62%       3.62%
--------------------------------------------------------------------------------
         Total Annual Fund Operating Expenses       4.67%       5.42%
--------------------------------------------------------------------------------
   Fee Waiver and/or Expense Reimbursement(3)       3.32%       3.32%
--------------------------------------------------------------------------------
                                 Net Expenses       1.35%       2.10%
--------------------------------------------------------------------------------


     1 You may pay a reduced sales charge on very large purchases. There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within one year of purchase. There is also no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     2 The 1.00% is waived for benefits paid to you through a qualified pension plan.

     3 Touchstone Advisors has contractually agreed to waive or reimburse certain of the Total Annual Fund Operating Expenses of each Class of the Fund (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 1999.


The following example should help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                Class A Shares         Class C Shares

               1 Year               $  705                 $  213
--------------------------------------------------------------------------------
              3 Years               $1,620                 $1,324
--------------------------------------------------------------------------------
              5 Years               $2,541                 $2,425
--------------------------------------------------------------------------------
             10 Years               $4,872                 $5,139
--------------------------------------------------------------------------------



o The example for the 3, 5 and 10-year periods is calculated using the Total Fund Operating Expenses before the limits agreed to under the Sponsor Agreement for periods after year 1.

[ICON] Touchstone Family of Funds

28
Touchstone Bond Fund

Touchstone Bond Fund
--------------------------------------------------------------------------------
The Fund's Investment Goal

The Bond Fund seeks to provide a high level of current income.


As with any mutual fund, there is no guarantee that the Fund will achieve its goal.


--------------------------------------------------------------------------------
Its Principal Investment Strategies

The Fund invests primarily in higher quality investment grade debt securities (at least 65% of total assets). The Fund's investment in debt securities may be determined by the direction in which interest rates are expected to move because the value of these securities generally moves in the opposite direction from interest rates. The Fund expects to have an average maturity between five and fifteen years.

The Fund invests in:

          o    Mortgage-related securities (up to 60%)

          o    Asset-backed securities

          o    Preferred stocks


The Fund also invests in non-investment grade U.S. or foreign debt securities and preferred stock which are rated as low as B (up to 35%).


In addition, the Fund may invest in:

          o    Debt securities denominated in foreign currencies (20% or less)

The Key Risks

The Fund's share price will fluctuate and you could lose money on your investment in the Fund. The Fund could also return less than other investments:

          o If interest rates go up, causing the value of any debt securities held by the Fund to decline

          o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors

          o Because issuers of non-investment grade securities held by the Fund are more likely to be unable to make timely payments of interest or principal

          o Because mortgage-related securities and asset-backed securities may lose more value due to changes in interest rates than other debt securities and are subject to prepayment

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.


You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies And Risks later in this Prospectus.



[ICON] Touchstone Family of Funds

29
Touchstone Bond Fund

Who May Want to Invest

This Fund is most appropriate for you if you prefer to take a relatively low risk approach to investing. Safety of your investment may be the most important factor to you. You may be willing to accept potentially lower returns in order to maintain a lower, more tolerable level of risk. This Fund's approach may be most appropriate for you if you are nearing retirement.

The Fund's Performance

The following bar chart indicates the risks of investing in the Bond Fund. It shows changes in the performance of the Fund's Class A shares from year to year since the Fund's inception. The chart does not reflect any sales charges. Sales charges will reduce return.

The Fund's past performance does not necessarily indicate how it will perform in the future.

The return for other classes of shares offered by the Fund will differ from the Class A returns shown in the bar chart, depending on the expenses of that class.

                        BOND FUND -- CLASS A PERFORMANCE

YEARS    TOTAL RETURN

1995     16.95%

1996      2.85%

1997      7.30%

1998      8.56%

      During the period shown in the bar chart, the highest quarterly return was 5.21% (for the quarter ended December 31, 1997) and the lowest quarterly return was -2.10% (for the quarter ended March 31, 1997).

[ICON] Touchstone Family of Funds

30
Touchstone Bond Fund

The table below shows how the Fund's average annual returns for the periods shown compare to those of the Lehman Brothers Aggregate Index and to the Wiesenberger Corp -- Investment Grade -- MF index. The Lehman Brothers Aggregate Index is comprised of approximately 6000 publicly traded bonds with an average maturity of about 10 years. The Wiesenberger Corp -- Investment Grade -- MF index is a composite index of the annual returns of mutual funds that have an investment style similar to the Bond Fund. The table shows the effect of the Class A sales charge.


For the periods ended December 31, 1998


                                                    Past 12       Since
                                                    Months    Fund Started

                          Bond Fund -- Class A        3.4%         7.1%
--------------------------------------------------------------------------------
                          Bond Fund -- Class C        6.9%         7.3%
--------------------------------------------------------------------------------
               Lehman Brothers Aggregate Index        8.7%         9.5%
--------------------------------------------------------------------------------
   Wiesenberger Corp -- Investment Grade -- MF        7.2%         8.7%
--------------------------------------------------------------------------------


The Fund's Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:


                                                   Shareholder Fees (fees paid
                                                 directly from your investment)

                                                Class A Shares    Class C Shares

       Maximum Sales Charge (Load) Imposed On
Purchases (as a percentage of offering price)       4.75%1            None
--------------------------------------------------------------------------------
         Maximum Deferred Sales Charge (Load)
         (as a percentage of amount redeemed)       None              1.00%2
--------------------------------------------------------------------------------


                                                  Annual Fund Operating
                                                Expenses (expenses that are
                                                deducted from Fund assets)

                              Management Fees       0.55%       0.55%
--------------------------------------------------------------------------------
                    Distribution (12b-1) Fees       0.25%       1.00%
--------------------------------------------------------------------------------
                               Other Expenses       1.49%       1.49%
--------------------------------------------------------------------------------
         Total Annual Fund Operating Expenses       2.29%       3.04%
--------------------------------------------------------------------------------
     Fee Waiver and/or Expense Reimbursement3       1.39%       1.39%
--------------------------------------------------------------------------------
                                 Net Expenses       0.90%       1.65%
--------------------------------------------------------------------------------


     1 You may pay a reduced sales charge on very large purchases. There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within one year of purchase. There is also no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     2 The 1.00% is waived for benefits paid to you through a qualified pension plan.

     3 Touchstone Advisors has contractually agreed to waive or reimburse certain of the Total Annual Fund Operating Expenses of each Class of the Fund (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 1999.

[ICON] Touchstone Family of Funds

31
Touchstone Bond Fund

The following example should help you compare the cost of investing in the Bond Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                Class A Shares         Class C Shares

               1 Year               $  562                 $  168
--------------------------------------------------------------------------------
              3 Years               $1,029                 $  809
--------------------------------------------------------------------------------
              5 Years               $1,521                 $1,475
--------------------------------------------------------------------------------
             10 Years               $2,873                 $3,258
--------------------------------------------------------------------------------

     o The example for the 3, 5 and 10-year periods is calculated using the Total Fund Operating Expenses before the limits agreed to under the Sponsor Agreement for periods after year 1.



[ICON] Touchstone Family of Funds

32
Touchstone Standby Income Fund

Touchstone Standby Income Fund
--------------------------------------------------------------------------------
The Fund's Investment Goal

The Standby Income Fund seeks to provide a higher level of current income than a money market fund, while also seeking to prevent large fluctuations in the value of your initial investment. The Fund does not try to keep a constant $1.00 per share net asset value.


As with any mutual fund, there is no guarantee that the Fund will achieve its goal.


--------------------------------------------------------------------------------
Its Principal Investment Strategies

The Fund invests mostly in various types of money market instruments. All investments will be rated at least investment grade. On average, the securities held by the Fund will mature in less than one year.

The Fund's investments may include:

          o    Short-term government securities

          o    Mortgage-related securities

          o    Asset-backed securities

          o    Repurchase agreements

The Fund may invest up to 50% of total assets in:

          o Securities denominated in U.S. dollars and issued in the U.S. by foreign issuers (known as Yankee bonds)

          o    Eurodollar Certificates of Deposit

In addition, the Fund may invest in:

          o    Debt securities denominated in foreign currencies (up to 20%)

          o Corporate bonds, commercial paper, certificates of deposit, and bankers' acceptances

The Key Risks

The Fund's share price will fluctuate and you could lose money on your investment in the Fund. The Fund could also return less than other investments:

          o If interest rates go up, causing the value of any debt securities to decline

          o Because mortgage-related securities and asset-backed securities may lose more value due to changes in interest rates than other debt securities and are subject to prepayment

          o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.


You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies And Risks later in this Prospectus.



[ICON] Touchstone Family of Funds

33
Touchstone Standby Income Fund

Who May Want to Invest

This Fund is most appropriate for you if you take a relatively low risk approach to investing. Safety of your investment is of key importance to you. Additionally, you are willing to accept potentially lower returns in order to maintain a lower, more tolerable level of risk. This Fund's approach may be most appropriate for you if you are nearing retirement, or if you have a longer time horizon, but nevertheless, have a lower risk tolerance. This Fund is also appropriate for you if you want the added convenience of writing checks directly from your account.

The Fund's Performance

The bar chart shown below indicates the risks of investing in the Standby Income Fund. It shows changes in the performance of the Fund's shares from year to year since the Fund's inception.

The Fund's past performance does not necessarily indicate how it will perform in the future.

                         STANDBY INCOME FUND PERFORMANCE

YEARS    TOTAL RETURN

1995     5.71%

1996     4.80%

1997     5.21%

1998     5.49%

      During the period shown in the bar chart, the highest quarterly return was 1.57% (for the quarter ended December 31, 1995) and the lowest quarterly return was 1.07% (for the quarter ended March 31, 1996).



[ICON] Touchstone Family of Funds

34
Touchstone Standby Income Fund


The table below shows how the Fund's average annual returns for the periods shown compare to those of the Merrill Lynch 91-Day Treasury Index, to the 30-Day Money Market Yield Index and to the Smith Barney 3-Month Treasury Bill Index. The Merrill Lynch 91-Day Treasury Index consists of short-term U.S. Treasury securities, maturing in 91 days. The 30-Day Money Market Yield Index is an index of money market funds based on 30-day yields. The Smith Barney 3-Month Treasury Bill Index consists of short-term U.S. Treasury securities, maturing in 90 days.

For the periods ended December 31, 1998

                                                   Past 12      Since
                                                   Months    Fund Started

                         Standby Income Fund        5.5%         5.3%
--------------------------------------------------------------------------------
         Merrill Lynch 91-day Treasury Index        5.2%         5.5%
--------------------------------------------------------------------------------
             30-day Money Market Yield Index        5.0%         5.1%
--------------------------------------------------------------------------------
    Smith Barney 3-Month Treasury Bill Index        5.1%         5.5%
--------------------------------------------------------------------------------


The Fund's Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:


                                                Shareholder Fees (fees paid
                                              directly from your investment)


       Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)             None
--------------------------------------------------------------------------------
         Maximum Deferred Sales Charge (Load)
         (as a percentage of amount redeemed)             None
--------------------------------------------------------------------------------


                                                  Annual Fund Operating
                                                Expenses (expenses that are
                                                deducted from Fund assets)

                              Management Fees             0.25%
--------------------------------------------------------------------------------
                    Distribution (12b-1) Fees             None
--------------------------------------------------------------------------------
                               Other Expenses             3.26%
--------------------------------------------------------------------------------
         Total Annual Fund Operating Expenses             3.51%
--------------------------------------------------------------------------------
   Fee Waiver And/or Expense Reimbursement(1)             2.76%
--------------------------------------------------------------------------------
                                 Net Expenses             0.75%
--------------------------------------------------------------------------------

     1 Touchstone Advisors has contractually agreed to waive or reimburse certain of the Total Annual Fund Operating Expenses of the Fund (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 1999.



[ICON] Touchstone Family of Funds

35
Touchstone Standby Income Fund

The following example should help you compare the cost of investing in the Standby Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                        1 Year                    $ 77
--------------------------------------------------------------------------------
                       3 Years                   $ 819
--------------------------------------------------------------------------------
                       5 Years                  $1,584
--------------------------------------------------------------------------------
                      10 Years                  $3,599
--------------------------------------------------------------------------------

     o The example for the 3, 5 and 10-year periods is calculated using the Total Fund Operating Expenses before the limits agreed to under the Sponsor Agreement for periods after year 1.


[ICON] Touchstone Family of Funds

36
Investment Strategies And Risks

Investment Strategies And Risks

Can a Fund Depart From its Normal Strategies?

Each Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During these times, a Fund may not achieve its investment goals.

Do the Funds Engage in Active Trading of Securities?

The International Equity Fund, Income Opportunity Fund and Bond Fund may engage in active trading to achieve their investment goals. This may cause the Fund to realize higher capital gains which would be passed on to you. Higher capital gains could increase your tax liability. Frequent trading also increases transaction costs, which would lower the Fund's performance.

Can a Fund Change its Investment Goal?

A Fund's investment goal(s) may be changed by a vote of the Board of Trustees without shareholder approval. You would be notified at least 30 days before any such change took effect.

Year 2000 Risk

Touchstone has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. We are also examining the third parties with whom we work to assess their readiness and are developing contingency plans to assure that any problems in their systems will not materially affect Touchstone's operations.

Companies or governmental entities in which Touchstone Funds invest could also be affected by the Year 2000 issue, but at this time the Funds cannot predict the degree of impact.

Computer systems failure of Touchstone, a Fund Sub-Advisor or that of any Fund service provider could impair Fund services and have a negative impact on a Fund's operations and returns.

The Funds at a Glance
The following two tables can give you a quick basic understanding of the types of securities a Fund tends to invest in and some of the risks associated with a Fund's investments. You should read all of the information about a Fund and its risks before deciding to invest.


[ICON] Touchstone Family of Funds

37
Investment Strategies And Risks

How Can I Tell, at a Glance, Which Types of Securities a Fund Might Invest in?

The following table shows the main types of securities in which each Fund generally will invest. Some of the Funds' investments are described in detail below:


                                EmergingInternational Income     Value      Growth                          Standby
                                 Growth    Equity  Opportunity    Plus     & Income   Balanced    Bond      Income
                                  Fund      Fund       Fund       Fund       Fund       Fund      Fund       Fund
Financial Instruments
-----------------------------------------------------------------------------------------------------------------------------
  Invests in U.S. stocks            o         o                     o          o          o
-----------------------------------------------------------------------------------------------------------------------------
  Invests in foreign stocks         o         o                                o          o
  Invests in investment grade
  debt securities                   o         o          o          o          o          o         o          o
  Invests in non-investment
  grade debt securities                       o          o                     o          o         o
-----------------------------------------------------------------------------------------------------------------------------
  Invests in foreign debt securities          o          o                     o          o         o          o
-----------------------------------------------------------------------------------------------------------------------------
  Invests in futures contracts                           o
-----------------------------------------------------------------------------------------------------------------------------
  Invests in forward currency
  contracts                                              o
-----------------------------------------------------------------------------------------------------------------------------
  Invests in asset-backed securities                                                                o          o
-----------------------------------------------------------------------------------------------------------------------------
  Invests in mortgage-related
  securities                        o                    o                                          o          o
-----------------------------------------------------------------------------------------------------------------------------
  Invests in real estate
  investment trusts (REITs)                                                    o
-----------------------------------------------------------------------------------------------------------------------------
Investment Techniques
-----------------------------------------------------------------------------------------------------------------------------
  Emphasizes securities of
  small cap companies               o
-----------------------------------------------------------------------------------------------------------------------------
  Emphasizes securities of mid cap
  companies                                                         o
-----------------------------------------------------------------------------------------------------------------------------
  Emphasizes securities of
  large cap companies                                               o          o          o
-----------------------------------------------------------------------------------------------------------------------------
  Emphasizes undervalued stocks     o                               o          o
-----------------------------------------------------------------------------------------------------------------------------
  Invests in securities of
  emerging markets countries        o         o          o                     o          o
-----------------------------------------------------------------------------------------------------------------------------
  Emphasizes dividend-paying
  common stocks                                                                o
-----------------------------------------------------------------------------------------------------------------------------
  Invests in short-term
  debt securities                                                   o                                          o
-----------------------------------------------------------------------------------------------------------------------------

Additional Information About Fund Investments

Foreign Companies. A foreign company is organized under the laws of a foreign country and:

          o Has the principal trading market for its stock in a foreign country

          o Derives at least 50% of its revenues or profits from operations in foreign countries or has at least 50% of its assets located in foreign countries

American Depository Receipts. American Depository Receipts (ADRs) are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of the foreign security and are traded on U.S. exchanges.

Investment Grade Securities. Investment grade securities are generally rated BBB or better by Standard & Poor's Rating Service (S&P) or Baa or better by Moody's Investor Service, Inc. (Moody's).



[ICON] Touchstone Family of Funds

38
Investment Strategies And Risks


Non-investment Grade Securities. Non-investment grade securities are higher risk, lower quality securities, often referred to as "junk bonds", and are considered speculative. They are rated by S&P as less than BBB or by Moody's as less than Baa.


Asset-backed Securities. Asset-backed securities represent groups of other assets, for example credit card receivables, that are combined or pooled for sale to investors.

Mortgage-related Securities. Mortgage-related securities represent groups of mortgage loans that are combined for sale to investors. The loans may be grouped together by:

          o    The Government National Mortgage Association (GNMA)

          o    The Federal National Mortgage Association (FNMA)

          o    The Federal Home Loan Mortgage Corporation (FHLMC)

          o    Commercial banks

          o    Savings and loan institutions

          o    Mortgage bankers

          o    Private mortgage insurance companies

Real Estate Investment Trusts. Real estate investment trusts (REITs) pool investors' money to invest primarily in income-producing real estate or real estate-related loans or interests.


"Large cap" and "Mid cap" Companies. A large cap company has a market capitalization of more than $5 billion. A mid cap company has a market capitalization of between $1 billion and $5 billion.

Emerging Growth Companies. Emerging Growth companies are companies that have:

          o A total market capitalization less than that of the average of the companies in the Standard & Poor's Composite Index of 500 Stocks (S&P 500)


          o Earnings that the portfolio managers believe may grow faster than the U.S. economy in general due to new products, management changes at the company or economic shocks such as high inflation or sudden increases or decreases in interest rates

Emerging Market Securities. Emerging Market Securities are issued by a company that:

          o Is organized under the laws of an emerging market country (any country other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Holland, Italy, Japan, Luxembourg, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States)

          o Has its principal trading market for its stock in an emerging market country

          o Derives at least 50% of its revenues or profits from operations within emerging market countries or has at least 50% of its assets located in emerging market countries

[ICON] Touchstone Family of Funds

39
Investment Strategies And Risks

Undervalued Stocks. A stock is considered undervalued if the portfolio manager believes it should be trading at a higher price than it is at the time of purchase. Factors considered are:

          o    Price relative to earnings

          o    Price relative to cash flow

          o    Price relative to financial strength

Repurchase Agreements. Repurchase Agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

How Can I Tell, at a Glance, a Fund's Key Risks?

The following table shows some of the main risks to which each Fund is subject. Each risk is described in detail below:

                                EmergingInternational Income                Growth                          Standby
                                 Growth    Equity  Opportunity Value Plus  & Income   Balanced    Bond      Income
                                  Fund      Fund       Fund       Fund       Fund       Fund      Fund       Fund

Market Risk                         o         o                     o          o          o
-----------------------------------------------------------------------------------------------------------------------
  Emerging Growth Companies         o
-----------------------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts                                                o
-----------------------------------------------------------------------------------------------------------------------
Interest Rate Risk                  o         o          o          o          o          o         o          o
-----------------------------------------------------------------------------------------------------------------------
  Mortgage-Related Securities       o                    o                                          o          o
-----------------------------------------------------------------------------------------------------------------------
Credit Risk                         o         o          o          o          o          o         o          o
-----------------------------------------------------------------------------------------------------------------------
  Non-Investment Grade Securities             o          o                     o          o         o
-----------------------------------------------------------------------------------------------------------------------
Foreign Investing Risk              o         o          o                     o          o         o          o
-----------------------------------------------------------------------------------------------------------------------
  Emerging Market Risk              o         o          o                     o          o
-----------------------------------------------------------------------------------------------------------------------
  Political Risk                              o          o
-----------------------------------------------------------------------------------------------------------------------

[ICON] Touchstone Family of Funds

40
Investment Strategies And Risks

Risks of Investing in the Funds

Market Risk. A Fund that invests in common stocks is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.


          o Emerging Growth Companies. Investment in Emerging Growth companies is subject to enhanced risks because such companies generally have limited product lines, markets or financial resources and often exhibit a lack of management depth. The securities of such companies can be difficult to sell and are usually more volatile than securities of larger, more established companies.


          o Real Estate Investment Trusts (REITs). Investment in REITs is subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). REITs are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also lose value due to changes in tax or other regulatory requirements.

Interest Rat Risk. A Fund that invests in debt securities is subject to the risk that the market value of the debt securities will decline because of rising interest rates. The prices of debt securities are generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

          o Mortgage-Related Securities. Payments from the pool of loans underlying a mortgage-related security may not be enough to meet the monthly payments of the mortgage-related security. If this occurs, the mortgage-related security will lose value. Also, prepayments of mortgages or mortgage foreclosures will shorten the life of the pool of mortgages underlying a mortgage-related security and will affect the average life of the mortgage-related securities held by a Fund. Mortgage prepayments vary based on several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. In periods of falling interest rates, there are usually more prepayments. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering a Fund's yield. Mortgage-related securities may be less likely to increase in value during periods of falling interest rates than other debt securities.


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41
Investment Strategies And Risks

Credit Risk. The debt securities in a Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

          o Non-Investment Grade Securities. Non-investment grade securities are sometimes referred to as "junk bonds" and are very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that a Fund which invests in non-investment grade securities could suffer a loss caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment grade securities has, in the past, had more frequent and larger price changes than the markets for other securities. Non-investment grade securities can also be more difficult to sell for good value.

Foreign Investing. Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

          o Emerging Markets Risk. Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries.

          o Political Risk. Political risk includes a greater potential for revolts, and the taking of assets by governments. For example, a Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under communist systems that took control of private industry. This could occur again in this region or others in which a Fund may invest, in which case the Fund may lose all or part of its investment in that country's issuers.


[ICON] Touchstone Family of Funds
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42
The Funds' Management

The Funds' Management

Investment Advisor

Touchstone Advisors, Inc., (the Advisor or Touchstone Advisors) located at 311 Pike Street, Cincinnati, Ohio 45202, is the investment advisor of the Funds.


Touchstone Advisors has been registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the Advisers Act) since 1994. As of December 31, 1998, Touchstone Advisors had approximately $422 million in assets under management.


Touchstone Advisors is responsible for selecting Fund Sub-Advisors who have shown good investment performance in their areas of expertise. The Board of Trustees of the Trust reviews and must approve the Advisor's selections. Touchstone considers various factors in evaluating Fund Sub-Advisors, including:

          o    Level of knowledge and skill

          o    Performance as compared to its peers or benchmark

          o    Consistency of performance over five years or more

          o    Level of compliance with investment rules and strategies

          o    Employees, facilities and financial strength

          o    Quality of service

Touchstone will also continually monitor each Fund Sub-Advisor's performance through various analyses and through in-person, telephone and written consultations with the Fund Sub-Advisors.

Touchstone discusses its expectations for performance with each Fund Sub-Advisor. Touchstone provides written evaluations and recommendations to the Board of Trustees, including whether or not each Fund Sub-Advisor's contract should be renewed, modified or terminated.

Touchstone is also responsible for running all of the operations of the Funds, except for those that are subcontracted to the Fund Sub-Advisors, custodian, transfer agent and administrator.

Two or more Fund Sub-Advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one Fund Sub-Advisor, Touchstone allocates how much of a Fund's assets are managed by each Sub-Advisor. Touchstone may change these allocations from time to time, often based upon the results of the evaluations of the Fund Sub-Advisors.

Each Fund pays Touchstone a fee for its services. Out of this fee Touchstone pays each Fund Sub-Advisor a fee for its services.



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43
The Funds' Management

The fee paid to Touchstone by each Fund is shown in the table below:


                                                  Fee to Touchstone
                                                  (as % of average
                                                  daily net assets)

                      Emerging Growth Fund              0.80%
--------------------------------------------------------------------------------
                 International Equity Fund              0.95%
--------------------------------------------------------------------------------
                   Income Opportunity Fund              0.65%
--------------------------------------------------------------------------------
                           Value Plus Fund              0.75%
--------------------------------------------------------------------------------
                      Growth & Income Fund              0.80%
--------------------------------------------------------------------------------
                             Balanced Fund              0.80%
--------------------------------------------------------------------------------
                                 Bond Fund              0.55%
--------------------------------------------------------------------------------
                       Standby Income Fund              0.25%
--------------------------------------------------------------------------------


Fund Sub-Advisors

The Fund Sub-Advisors make the day-to-day decisions regarding buying and selling specific securities for a Fund. Each Fund Sub-Advisor manages the investments held by the Fund it serves according to the applicable investment goals and strategies.


Fund Sub-Advisors to the Emerging Growth Fund


David L. Babson & Company, Inc. (Babson)
One Memorial Drive, Cambridge, MA 02142-1300


Babson has been registered as an investment advisor under the Advisers Act since 1940. Babson provides investment advisory services to individual and institutional clients. As of December 31, 1998, Babson and affiliates had assets under management of $19.9 billion. Babson has been managing the Emerging Growth Fund since the Fund's inception.

Dennis J. Scannell and Lance F. James have primary responsibility for the day-to-day management of the Fund. Mr. Scannell has been with the firm since 1993, and Mr. James has been with the firm since 1986.


Westfield Capital Management Company, Inc. (Westfield)
One Financial Center, Boston, MA 02111


Westfield has been registered as an investment advisor under the Advisers Act since 1989. Westfield provides investment advisory services to individual and institutional clients. As of December 31, 1998, Westfield had assets under management of $1.4 billion. Westfield has been managing the Emerging Growth Fund since the Fund's inception.

William A. Muggia has managed the portion of the Emerging Growth Fund's assets allocated to Westfield by the Advisor since April 1999. Mr. Muggia has been with Westfield since 1994.



[ICON] Touchstone Family of Funds

44
The Funds' Management

Fund Sub-Advisor to the International Equity Fund

Credit Suisse Asset Management (Credit Suisse)
One Citicorp Center, 153 East 53rd Street, New York, NY 10022


Credit Suisse has been registered as an investment advisor under the Advisers Act since 1968. Credit Suisse provides investment advisory services to individual and institutional clients. As of December 31, 1998, Credit Suisse had assets under management of $154.2 billion. Credit Suisse has been managing the International Equity Fund since the Fund's inception.


The Fund is managed by the Credit Suisse International Equity Management Team. The team consists of William Sterling, Richard Watt, Steven D. Bleiberg, Susan Boland, Emily Alejos and Robert B. Hrabchak.

Fund Sub-Advisor to the Income Opportunity Fund

Alliance Capital Management L.P. (Alliance)
1345 Avenue of the Americas, New York, NY 10105


Alliance has been registered as an investment advisor under the Advisers Act since 1971. Alliance provides investment advisory services to individual and institutional clients. As of December 31, 1998, Alliance had assets under management of $286.7 billion. Alliance has been managing the Income Opportunity Fund since the Fund's inception.


Wayne Lyski and Vicki Fuller have primary responsibility for the day-to-day management of the Fund. Mr. Lyski has been with Alliance since 1983. Ms. Fuller
(CPA) has been with Alliance, and its predecessors, since 1985.

Fund Sub-Advisor to the Value Plus Fund, Bond Fund, and Standby Income Fund

Fort Washington Investment Advisors, Inc. (Fort Washington)
420 East Fourth Street, Cincinnati, OH 45202


Fort Washington has been registered as an investment advisor under the Advisers Act since 1990. Fort Washington provides investment advisory services to individual and institutional clients. As of December 31, 1998, Fort Washington had assets under management of $6.3 billion. Fort Washington has been managing the Value Plus Fund, the Bond Fund and the Standby Income Fund since each Fund's inception.


Value Plus Fund: John C. Holden has managed the Value Plus Fund since May, 1998. Mr. Holden (CFA) joined Fort Washington in 1997 and is Vice President and Senior Portfolio Manager. Mr. Holden previously served as senior portfolio manager with Mellon Private Asset Management in Pittsburgh, senior portfolio manager and investment analyst for Star Bank's Stellar Performance Group in Cincinnati, and senior employee benefit portfolio manager for First Kentucky Trust Company in Louisville.

Bond Fund: Roger Lanham and Brendan White have managed the Bond Fund since 1994. Mr. Lanham is a CFA and has been with Fort Washington since 1980. Mr. White is a CFA and has been with Fort Washington since 1993.

[ICON] Touchstone Family of Funds

45
The Funds' Management


Standby Income Fund: Christopher J. Mahony has managed the Standby Income Fund since 1994. Mr. Mahony joined Fort Washington in 1994 after eight years of investment experience with Neuberger & Berman.


Fort Washington is an affiliate of Touchstone. Therefore, Touchstone may have a conflict of interest when making decisions to keep Fort Washington as a Fund Sub-Advisor. The Board of Trustees reviews all of Touchstone's decisions to reduce the possibility of a conflict of interest situation.

Fund Sub-Advisor to the Growth & Income Fund

Scudder Kemper Investments, Inc. (Scudder Kemper)
345 Park Avenue, New York, NY 10154


Scudder Kemper and its predecessors have provided investment advisory services to mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts since 1943. As of December 31, 1998, Scudder Kemper had assets under management of $280 billion. Scudder Kemper has been managing the Growth & Income Fund since June 1997.


Robert T. Hoffman, Lori Ensinger, Benjamin W. Thorndike and Kathleen T. Millard have primary responsibility for the day-to-day management of the Fund. Mr. Hoffman, Lead Product Manager, joined Scudder in 1990. He has 13 years of experience in the investment industry, including several years of pension fund management experience. Lori Ensinger, Lead Portfolio Manager, focuses on stock selection and investment strategy. She has been a portfolio manager since 1983 and joined Scudder in 1993. Benjamin W. Thorndike, Portfolio Manager, is the Fund's chief analyst and strategist for convertible securities. Mr. Thorndike, who has 18 years of investment experience, joined Scudder in 1983. Kathleen T. Millard, Portfolio Manager, has worked as a portfolio manager since 1986. Ms. Millard, who joined Scudder in 1991, focuses on strategy and stock selection.

Fund Sub-Advisor to the Balanced Fund

OpCap Advisors (OpCap)
Oppenheimer Tower, One World Financial Center, New York, NY 10281


OpCap is a subsidiary of Oppenheimer Capital. Oppenheimer Capital has been registered as an investment advisor under the Advisers Act since 1968 and its employees perform all investment advisory services provided to the Fund. As of December 31, 1998, Oppenheimer Capital and its subsidiaries had assets under management of $63 billion. OpCap has been managing the Balanced Fund since May of 1997.

Louis Goldstein has managed the equity portion of the Balanced Fund since April 1999. Robert J. Bluestone and Matthew Greenwald have managed the fixed-income portion of the Balanced Fund since 1997. Mr. Goldstein joined Oppenheimer Capital in 1991 and is an equity analyst and portfolio manager. Mr. Bluestone joined Oppenheimer Capital in 1986 and is Managing Director. Mr. Greenwald joined Oppenheimer Capital in 1989 and is Vice President.


[ICON] Touchstone Family of Funds

46
Investing With Touchstone

Investing With Touchstone
Opening An Account


Choosing the Appropriate Funds to Match Your Goals. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.


You should read this Prospectus carefully and then determine how much you want to invest. Check below to find the minimum investment amount required for each class of shares as well as to learn about the various ways you can purchase your shares:


                                                                 Class A                    Class C

                                                          Initial    Additional      Initial     Additional
                                                        Investment   Investment     Investment   Investment


                                   Regular Account         $500         $50          $1,000         $50
------------------------------------------------------------------------------------------------------------

Retirement Plan account or Custodial account under
 a Uniform Gifts/Transfers to Minors Act ("UGTMA")         $250         $50           $ 250         $50
------------------------------------------------------------------------------------------------------------

     Investments through the Automatic Investment
           Plan or through the Direct Deposit Plan         $ 50         $50           $ 50          $50
------------------------------------------------------------------------------------------------------------


          o Investor Alert: Touchstone could change these initial and additional investment minimums at any time.

Investing in the Funds

You can contact your financial advisor to purchase shares of the Funds.


You may also purchase shares of any Fund directly from Touchstone. In any event, you must complete an Investment Application. You may obtain account applications from Touchstone or your financial advisor.


          o Investor Alert: Touchstone may choose to refuse any purchase order.

Pricing of Fund Shares

Each Fund's share price, also called net asset value (NAV), is determined as of the close of trading (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange (NYSE) is open. The fund calculates the NAV per share, generally using market prices, by dividing the total value of each class' net assets by the number of the class shares outstanding. Shares are purchased at the next offering price determined after your purchase or sale order is received in proper form by Touchstone. The offering price is the NAV plus a sales charge, if applicable.


[ICON] Touchstone Family of Funds

47
Investing With Touchstone

The Fund's investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values. Some specific pricing strategies follow:

          o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined represents fair value.

          o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

          o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Trustees might decide to value the security based on fair value. This may cause the value of the security on the books of the fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

          o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Choosing a Class of Shares

Each of the Funds (other than the Standby Income Fund) offers Class A shares and Class C shares. Each class of shares charges different sales charges and distribution or service fees. The amount of sales charges and other fees you pay will depend on which class of shares you decide to purchase.

Each Fund also offers Class Y shares. Class Y shares are only available for purchase by pension plans.

The Standby Income Fund does not have share classes and it does not charge sales charges, distribution fees or service fees. The Standby Income Fund may be purchased by all investors.

Class A Shares

The offering price of each Class A share of a Fund is equal to its NAV plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment.

The following tables show the amounts of the front-end sales charge you will pay on purchases of Class A shares of each Fund as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.



[ICON] Touchstone Family of Funds

48
Investing With Touchstone

For Emerging Growth Fund, International Equity Fund, Value Plus Fund, Growth & Income Fund and Balanced Fund

                                  Sales Charge As % of     Sales Charge As % of
Amount of Your Investment            Offering Price        Net Amount Invested


Under $50,000                            5.75%                  6.10%
------------------------------------------------------------------------
$50,000 but less than $100,000           4.50%                  4.71%
------------------------------------------------------------------------
$100,000 but less than $250,000          3.50%                  3.63%
------------------------------------------------------------------------
$250,000 but less than $500,000          2.50%                  2.56%
------------------------------------------------------------------------
$500,000 but less than $1 million        2.00%                  2.04%
------------------------------------------------------------------------
$1 million or more                       0.00%                  0.00%
------------------------------------------------------------------------




For Income Opportunity Fund and Bond Fund

                                  Sales Charge As % of     Sales Charge As % of
Amount of Your Investment            Offering Price        Net Amount Invested


Under $25,000                            4.75%                  4.99%
--------------------------------------------------------------------------------
$25,000 but less than $50,000            4.50%                  4.71%
--------------------------------------------------------------------------------
$50,000 but less than $100,000           4.00%                  4.17%
--------------------------------------------------------------------------------
$100,000 but less than $250,000          3.50%                  3.63%
--------------------------------------------------------------------------------
$250,000 but less than $500,000          2.50%                  2.56%
--------------------------------------------------------------------------------
$500,000 but less than $1 million        2.00%                  2.04%
--------------------------------------------------------------------------------
$1 million or more                       0.00%                  0.00%
--------------------------------------------------------------------------------



There is no front-end sales charge if you invest $1 million or more in the Funds. This includes large total purchases made through programs such as Aggregation, Concurrent Purchases, Letters of Intent and Rights of Accumulation. These programs are described more fully in the Statement of Additional Information (SAI). In addition, there is no front-end sales charge on purchases by certain persons related to the Fund or its service providers and certain other persons listed in the Statement of Additional Information.

If you redeem shares that you purchased as part of the $1 million purchase within one year, you will pay a contingent deferred sales charge (a sales charge you pay when you redeem your shares) of 1% on the shares redeemed.

Each Fund (other than the Standby Income Fund) has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act) for its Class A shares. This plan allows each Fund to pay distribution and other fees for the sale and distribution of its Class A shares and for services provided to holders of Class A shares.


[ICON] Touchstone Family of Funds

49
Investing With Touchstone

Under the plan, each Fund pays an annual fee of up to 0.25% of the average daily net assets of the Fund that are attributable to Class A shares. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment.

Class C Shares

The offering price of each Class C share is equal to its NAV. No front-end sales charge is applied at the time of purchase. All of your investment money goes to work for you immediately. However, a contingent deferred sales charge of 1% of the offering price will be charged on shares redeemed within one year after you purchased them.

No contingent deferred sales charge is applied if:

          o The shares which you redeem were acquired through the reinvestment of dividends or capital gains distributions

          o The amount redeemed resulted from increases in the value of the account above the amount of the total purchase payments

When we determine whether a contingent deferred sales charge is payable on a redemption, we assume that:

          o The redemption is made first from amounts free of any contingent deferred sales charge; then

          o From the earliest purchase payments(s) that remain invested in the Funds

When we determine if amounts are available for redemption free of any contingent deferred sales charge, we:

          o    Add together all of your original purchase payments


          o    Subtract any amounts previously withdrawn


          o Check if there is any remaining amount free of any contingent deferred sales charge that can be applied to the total of the current value of the shares you have asked to redeem

There is no contingent deferred sales charge on purchases by certain persons related to the Fund or its service providers and certain other parties.

Each Fund (other than the Standby Income Fund) has adopted a distribution and service plan under Rule 12b-1 of the 1940 Act for its Class C shares. This plan allows each Fund to pay distribution and other fees for the sale and distribution of its Class C shares and for services provided to holders of Class C shares.

Under the plan, each Fund pays an annual fee of up to 1.00% of the average daily net assets of the Fund that are attributable to Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.



[ICON] Touchstone Family of Funds

50
Investing With Touchstone

Purchasing Your Shares

You can invest in the Fund shares in the following ways:

                               Opening an account

          o Please make your check (in U.S. dollars) payable to the Touchstone Family of Funds.

          o    Send your check with the completed account application to the address shown on the application or to your financial advisor.
               Your application will be processed subject to your check
BY CHECK       clearing.
--------------------------------------------------------------------------------

          o First, telephone Touchstone at 800.669.2796 (press 1) between the hours of 8:00 a.m. and 4:00 p.m. Eastern time on a day when the NYSE is open for regular trading. When you call, you will receive an account number.

          o Instruct your bank to transfer funds by wire to Touchstone at the following address: Touchstone Family of Funds, c/o State Street Bank and Trust Company, P.O. Box 8518, Boston, Massachusetts 02266-8518, ABA Number 011000028, DDA Number 9905-036-1,
               Attention: Mutual Funds Division.

          o    Specify in the wire: (1) the name of the Fund, (2) the account number which Touchstone assigned to you, and (3) your name. If
               Touchstone receives the federal funds before the close of regular trading of the NYSE on a day the NYSE is open for regular
BY WIRE        trading, you may purchase Fund shares as of that day.
--------------------------------------------------------------------------------

          o First, you should follow the procedures under "By Check" or "By Wire" in order to get an account number for Fund(s) which you do not currently own shares of, but which you desire to exchange shares into.

          o You may exchange your Fund shares for shares of the same Class of another Fund (or of the Standby Income Fund) described in this Prospectus at their respective NAVs.

          o    You do not have to pay any exchange fee for these exchanges.

          o    You should review the disclosure provided in this Prospectus relating to the exchanged-for shares carefully before making an
BY EXCHANGE    exchange of your Fund shares.
--------------------------------------------------------------------------------

          o You can begin the process of purchasing shares by wire or arrange for an exchange of shares by calling Touchstone In-Touch, Touchstone's automated response system, at 800.669.2796 and speaking to a customer service representative (press 1,1,3).

          o    Touchstone In-Touch can also provide you with other information
BY TELEPHONE   about the Funds such as daily share prices.
--------------------------------------------------------------------------------


          o You may invest in each Fund through various retirement plans. The Funds' shares are designed for use with certain types of tax qualified retirement plans including defined benefit and defined contribution plans.


THROUGH   o    For further information about any of the plans, agreements,
RETIREMENT     applications and annual fees, contact Touchstone or your
PLANS          financial advisor.
--------------------------------------------------------------------------------


[ICON] Touchstone Family of Funds

51
Investing With Touchstone


                             Adding to your account

          o Complete the investment form provided at the bottom of a recent account statement.

          o    Make your check payable to the Touchstone Family of Funds.

          o Write your account number and asset allocation model number, if applicable, on the check.

          o    Either: (1) Mail the check with the investment form in the envelope provided with your account statement; or (2) Mail your check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible
BY CHECK       for forwarding payment promptly to Touchstone.
--------------------------------------------------------------------------------

          o    Refer to wire instructions for opening an account.

          o    Specify in the wire: (1) the name of the Fund, (2) the account number which Touchstone assigned to you, and (3) your name. If
               Touchstone receives the federal funds before the close of regular trading of the New York Stock Exchange (NYSE) on a day the NYSE
               is open for regular trading, you may purchase Fund shares as of
BY WIRE        that day.
--------------------------------------------------------------------------------

          o You may exchange your Fund shares for shares of the same Class of another Fund (or of the Standby Income Fund) described in this Prospectus at their respective NAVs.

          o    You do not have to pay any exchange fee for these exchanges.

          o    You should review the disclosure provided in this Prospectus relating to the exchanged-for shares carefully before making an
BY EXCHANGE    exchange of your Fund shares.
--------------------------------------------------------------------------------

          o    You can arrange for an exchange of shares by calling Touchstone
               In-Touch, Touchstone's automated response system, at 800.669.2796 and speaking to a customer service representative (press 1,1,3).
               Touchstone In-Touch can also provide you with other information
BY TELEPHONE   about the Funds such as daily share prices.
--------------------------------------------------------------------------------


THROUGH   o    You may add to your account in each Fund through various
RETIREMENT     retirement plans. For further information, contact Touchstone or
PLANS          your financial advisor.
--------------------------------------------------------------------------------


More Information About Wire Transfers.

You may invest in the Funds directly by wire transfers. Contact your bank and request it to wire federal funds to Touchstone. Banks may charge a fee for handling wire transfers. You should contact Touchstone or your financial advisor for further instructions.


[ICON] Touchstone Family of Funds

52
Investing With Touchstone

  ooo Special Tax
      Consideration
--------------------------------------------------------------------------------
For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.


  ooo Special Tax
      Consideration
--------------------------------------------------------------------------------
To determine which type of retirement plan is appropriate for you, please contact your tax advisor.


More Information About Exchanges.

For exchanges from the Standby Income Fund, which has no sales charge associated with it, the applicable sales charges on the Fund being purchased will apply. The exception would be if those Standby Income Fund shares were acquired by an exchange from a Fund which does have a sales charge or by reinvestment or cross-reinvestment of dividends or capital gains distributions.

More Information About Retirement Plans.

Retirement Plans may include the following:

Individual Retirement Plans

          o    Traditional Individual Retirement Accounts (IRAs)

          o    Savings Incentive Match Plan for Employees (SIMPLE) IRAs

          o    Roth Individual Retirement Accounts (Roth IRAs)

          o    Education Individual Retirement Accounts (Education IRAs)

          o    Simplified Employee Pension Plans (SEP IRAs)

          o 403(b) Tax Sheltered Accounts that employ as custodian a bank acceptable to the Distributor

Employer Sponsored Retirement Plans

          o    Defined benefit plans

          o Defined contribution plans (including 401K plans, profit sharing plans and money purchase plans)

          o    457 plans

Automatic Investment Options

The various ways that you can invest in the Funds are outlined below. Touchstone does not charge any fees for these services.

Automatic Investment Plan. You can pre-authorize monthly or quarterly investments of $50 or more in each Fund to be processed electronically from a checking or savings account. You will need to complete the appropriate forms to do this. See the account application for further details about this service or call Touchstone at 800.669.2796 (press 1).

Reinvestment/Cross Reinvestment. Dividends and capital gains can be automatically reinvested in the Fund that pays them or another Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your account application. You may also choose to have your dividends or capital gains paid to you in cash.



[ICON] Touchstone Family of Funds

53
Investing With Touchstone

Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension payouts or any other pre-authorized government or private recurring payments in our Funds. This occurs on a monthly basis and the minimum investment is $50.

Dollar Cost Averaging. Touchstone's Dollar Cost Averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic transfers of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.


Processing Organizations. You may also purchase shares of the Funds through a "processing organization", (e.g. a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Funds have authorized certain processing organizations to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization in conjunction with this Prospectus.

When shares are purchased this way, there may be various differences. The processing organization may:


          o    Charge a fee for its services

          o    Act as the shareholder of record of the shares

          o Set different minimum initial and additional investment requirements

          o    Impose other charges and restrictions

          o Designate intermediaries to accept purchase and sales orders on the Funds' behalf


Touchstone considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next computed after such order is received in proper form.

Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and Touchstone. Certain processing organizations may receive compensation from the Funds, Touchstone, the Advisor or their affiliates.




[ICON] Touchstone Family of Funds

54
Investing With Touchstone

Selling Your Shares

You may sell some or all of your Fund shares on any day that the Fund calculates its NAV. If your request is received in proper form before the close of regular trading on the NYSE, you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.


          o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the Investment Application.

          o    To sell your Fund shares by telephone, call Touchstone at
               800.669.2796 (press 1) or, from outside the United States,
               617.483.5000 ext. 6518. You can also send a fax to us at
               617.483.2354 between the hours of 8:00 a.m. and 4:00 p.m. Eastern
BY TELEPHONE   time on a day when the NYSE is open for regular trading.
--------------------------------------------------------------------------------


          o    Write to Touchstone.

          o    Specify the name of the Fund.

          o    Indicate the number of shares or dollar amount to be sold.

BY MAIL   o    Include your name and account number.
--------------------------------------------------------------------------------


          o Complete the appropriate information on the Investment Application or fill out a Touchstone Wire Transfer Form.


          o If your proceeds are $1,000 or more, you may request that the Transfer Agent wire them to your bank account.

          o    You may also request wire transfer of your proceeds in writing.
               Written requests should include the name, location and ABA or bank routing number (if known) of your designated bank and your
BY WIRE        account number.
--------------------------------------------------------------------------------

          o    If a corporation, partnership, trust or fiduciary requests the
BY A           sale of shares, Touchstone will require proof of their authority
THIRD PARTY    before shares are sold.
--------------------------------------------------------------------------------


THROUGH   o    You may also sell shares by contacting your financial advisor,
YOUR           who may charge you a fee for this service. Shares held in street
FINANCIAL      name must be sold through your financial advisor or, if
ADVISOR        applicable, the processing organization.
--------------------------------------------------------------------------------


[ICON] Touchstone Family of Funds

55
Investing With Touchstone

  ooo Special Tax
      Consideration
--------------------------------------------------------------------------------
  Selling your shares may cause you to incur a taxable gain or loss.


          o Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

Signature Guarantees. Some circumstances require that the request for the sale of shares have a signature guarantee. A signature guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances requiring a signature guarantee include:

          o    Proceeds from the sale of shares that exceed $50,000

          o    Proceeds to be paid to a person other than the record owner

          o Proceeds to be sent to an address other than the address on the Transfer Agent's records

          o Proceeds to be paid to a corporation, partnership, trust or fiduciary

Telephone Sales. If we receive your share sale request before 4:00 p.m. Eastern time on a day when the NYSE is open for regular trading, the sale of your shares will be processed that day. Otherwise it will occur on the next business day.

Interruptions in telephone service could prevent you from selling your shares in this manner when you want to. When you have difficulty making telephone sales, you should mail (or send by overnight delivery) a written request for sale of your shares to Touchstone.

In order to protect your investment assets, Touchstone intends to only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and the Trust will not be liable for those cases. The Trust has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures include:

          o    Requiring personal identification

          o Making checks payable only to the owner(s) of the account shown on the Trust's records

          o Mailing checks only to the account address shown on the Trust's records

          o Directing wires only to the bank account shown on the Trust's records

          o Providing written confirmation for transactions requested by telephone

          o    Tape recording instructions received by telephone

Systematic Withdrawal Plan. You may elect to receive or send to a third party monthly, quarterly or annual withdrawals of $50 or more if your account value is at least $5,000. There is no special fee for this service and no minimum value is required for retirement plans.

[ICON] Touchstone Family of Funds

56
Investing With Touchstone

  ooo Special Tax
      Consideration
--------------------------------------------------------------------------------
  If you exercise the Reinstatement Privilege, you should contact your tax advisor.


  ooo Special Tax
      Consideration
--------------------------------------------------------------------------------
  Involuntary sales may result in the sale of your Fund shares at a loss or may result in taxable investment gains.


Reinstatement Privilege. You may reinvest proceeds from a sale of Fund shares or a dividend or capital gain distribution on Fund shares without a sales charge in any of the Funds. You may do so by sending a written request and a check to Touchstone within 90 days after the date of the sale, dividend or distribution. Reinvestment will be at the next NAV calculated after Touchstone receives your request.

Low Account Balances

Touchstone may sell your Fund shares if your account balance falls below $500 as a result of redemptions that you have made (as opposed to a reduction from market changes). This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gift to Minors Act (UGTMA). Touchstone will let you know that your shares are about to be sold and you will have 30 days to increase your account balance to more than $500.

Receiving Sale Proceeds

Touchstone will forward the proceeds of your sale to you (or to your financial advisor) within seven days.

Proceeds Sent to Financial Advisors

Proceeds which are sent to your financial advisor will not usually be re-invested for you unless you provide specific instructions to do so. Therefore, the financial advisor may benefit from the use of your money.

Fund Shares Purchased by Check

If you purchase Fund shares by personal check, the proceeds of a sale of those shares will not be sent to you until the check has cleared, which may take up to 15 days. If you may need your money more quickly, you should purchase shares by federal funds, bank wire, or with a certified or cashier's check.

It is possible that the payments of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

          o When the NYSE is closed for other than customary weekends and holidays

          o    When trading on the NYSE is restricted

          o When an emergency situation causes a Fund Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of its net assets

          o    During any other time when the SEC, by order, permits.


[ICON] Touchstone Family of Funds

57
Investing With Touchstone

Check-Writing -- Standby Income Fund Only


You may establish check-writing privileges from your investment in the Standby Income Fund. To do so, complete the check-writing authorization section of the Investment Application and pay the $5 fee per checkbook. You will then receive checks that you may use to draw against your account. You will be charged $1 for each check presented for payment.

Checks may be payable to anyone you designate in the amount of $500 or more. Checks must be signed as indicated on your check-writing signature card contained in the account application. You cannot write a check for an amount larger than the value of your account (at the time the check is written), or your check will be returned. You will continue to earn monthly dividends on the funds until the check is presented for payment.

Checks cannot be presented in person to Touchstone. When a check is presented for payment, Touchstone will sell a sufficient number of shares in your account to cover the amount of the check. The check-writing option can provide you with easy access to your money, but it is not meant to be used as a regular checking account.

          o Special Tax Consideration: Since the share price of the Standby Income Fund may fluctuate daily, use of the check-writing privilege can result in the sale of your shares at a profit or a loss from the time of your purchase. These sales of your Fund share may be considered a taxable event.


          o Investor Alert: You should use the telephone or mail redemption procedures, rather than a check, to close your account.


          o Investor Alert: The check-writing privilege may be modified or terminated at any time by the Trust or Transfer Agent upon notice to shareholders.



[ICON] Touchstone Family of Funds

58
Distributions And Taxes

  ooo Special Tax
      Consideration
--------------------------------------------------------------------------------
  You should consult with your tax advisor to address your own tax situation.

Distributions And Taxes

Each Touchstone Fund intends to distribute to its shareholders substantially all of its income and capital gains. The table below outlines when dividends are declared and paid for each Fund:

                                  Dividends Declared        Dividends Paid


               Standby Income Fund         Daily                Monthly
--------------------------------------------------------------------------------
           Income Opportunity Fund
                     and Bond Fund        Monthly               Monthly
--------------------------------------------------------------------------------
             Growth & Income Fund,
                   Value Plus Fund
                 and Balanced Fund       Quarterly              Quarterly
--------------------------------------------------------------------------------
              Emerging Growth Fund
     and International Equity Fund       Annually               Annually
--------------------------------------------------------------------------------




Distributions of any capital gains earned by a Fund will be made at least annually.

Tax Information

Distributions. Each Fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time a Fund holds its assets). Each Fund's distributions may be subject to federal income tax whether you reinvest such dividends in additional shares of a Fund or choose to receive cash.

Ordinary Income. Income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Long-Term Capital Gains. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes paid by the Funds and certain distributions paid by the Funds during the prior taxable year.



[ICON] Touchstone Family of Funds

59
Financial Highlights

Financial Highlights

These financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request.

--------------------------------------------------------------------------------
  The Emerging Growth Fund -- Class A
--------------------------------------------------------------------------------

  Period Ended                                        12/31/94(a)   12/31/95     12/31/96   12/31/97    12/31/98
  Per Share Operating Performance


  Net Asset Value, Beginning of Period                    $10.00      $10.11      $11.52     $11.55      $13.85
------------------------------------------------------------------------------------------------------------------------
  Income (Loss) from Investment Operations:
------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                              0.16       (0.01)       0.01      (0.03)      (0.04)
------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain
     (Loss) on Investments                                  0.11        2.29        1.20       3.71        0.37
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          0.27        2.28        1.21       3.68        0.33
------------------------------------------------------------------------------------------------------------------------
  Less: Dividends and Distributions to Shareholders from:
------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                    (0.15)      (0.03)      (0.01)        --          --
------------------------------------------------------------------------------------------------------------------------
  Realized Capital Gains                                   (0.01)      (0.84)      (1.17)     (1.38)      (0.78)
------------------------------------------------------------------------------------------------------------------------
  Return of Capital                                           --          --          --         --          --
------------------------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions                        (0.16)      (0.87)      (1.18)     (1.38)      (0.78)
------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                          $10.11      $11.52      $11.55     $13.85      $13.40
------------------------------------------------------------------------------------------------------------------------
  Total Return (c)                                          2.72%      22.56%      10.56%     32.20%       2.57%
------------------------------------------------------------------------------------------------------------------------
  Ratios and Supplemental Data:
------------------------------------------------------------------------------------------------------------------------
  Net Assets at End of Period (000's)                      $1,038      $2,520      $2,873     $4,949      $8,335
------------------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets (d):
     Expenses                                               1.75%(f)    1.50%       1.50%      1.50%       1.50%
------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                           6.10%(f)   (0.05%)     (0.12%)    (0.30%)     (0.41%)
------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate                                    150%        109%        117%       101%         78%
------------------------------------------------------------------------------------------------------------------------



[ICON] Touchstone Family of Funds

60
FINANCIAL HIGHLIGHTS



--------------------------------------------------------------------------------
  The International Equity Fund -- Class A
--------------------------------------------------------------------------------

  Period Ended                                        12/31/94(a)   12/31/95     12/31/96   12/31/97    12/31/98
  Per Share Operating Performance

  Net Asset Value, Beginning of Period                    $10.00      $ 9.12      $ 9.58     $10.63      $11.41
------------------------------------------------------------------------------------------------------------------------
  Income (Loss) from Investment Operations:
------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                --        0.21        0.05       0.02        0.00(g)
------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain
     (Loss) on Investments                                 (0.88)       0.47        1.06       1.64        2.27
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         (0.88)       0.68        1.11       1.66        2.27
------------------------------------------------------------------------------------------------------------------------
  Less: Dividends and Distributions to Shareholders from:
------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                       --       (0.22)      (0.06)     (0.02)      (0.05)
------------------------------------------------------------------------------------------------------------------------
  Realized Capital Gains                                      --          --          --      (0.86)      (0.74)
------------------------------------------------------------------------------------------------------------------------
  Return of Capital                                           --          --          --         --          --
------------------------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions                           --       (0.22)      (0.06)     (0.88)      (0.79)
------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                          $ 9.12      $ 9.58      $10.63     $11.41      $12.89
------------------------------------------------------------------------------------------------------------------------
  Total Return (c)                                         (8.80%)      5.29%      11.61%     15.57%      19.94%
------------------------------------------------------------------------------------------------------------------------
  Ratios and Supplemental Data:
------------------------------------------------------------------------------------------------------------------------
  Net Assets at End of Period (000's)                     $2,282      $2,617      $3,449     $4,761      $6,876
------------------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets (d):
------------------------------------------------------------------------------------------------------------------------
     Expenses                                               1.85%(f)    1.60%       1.60%      1.60%       1.60%
------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                          (0.36%)(f)   0.11%       0.42%      0.17%      (0.03)%
------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate                                      7%         90%         86%       151%        138%
------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  The Income Opportunity Fund -- Class A
--------------------------------------------------------------------------------

  Period Ended                                        12/31/94(a)   12/31/95     12/31/96   12/31/97    12/31/98
  Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------

  Net Asset Value, Beginning of Period                    $10.00      $ 9.08      $ 9.83     $10.90      $ 9.89
------------------------------------------------------------------------------------------------------------------------
  Income (Loss) from Investment Operations:
------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                              0.22        1.19        1.12       1.24        0.90
------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain
     (Loss) on Investments                                 (0.94)       0.77        1.38      (0.23)      (2.18)
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         (0.72)       1.96        2.50       1.01       (1.28)
------------------------------------------------------------------------------------------------------------------------
  Less: Dividends and Distributions to Shareholders from:
------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                    (0.20)      (1.21)      (1.12)     (1.22)      (0.91)
------------------------------------------------------------------------------------------------------------------------
  Realized Capital Gains                                      --          --       (0.31)     (0.80)         --
------------------------------------------------------------------------------------------------------------------------
  Return of Capital                                           --          --          --         --       (0.07)
------------------------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions                        (0.20)      (1.21)      (1.43)     (2.02)      (0.98)
------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                          $ 9.08      $ 9.83      $10.90     $ 9.89      $ 7.63
------------------------------------------------------------------------------------------------------------------------
  Total Return (c)                                         (7.20%)     23.19%      26.66%      9.49%     (13.77)%
------------------------------------------------------------------------------------------------------------------------
  Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
  Net Assets at End of Period (000's)                     $  926      $1,369      $4,579     $7,009      $6,658
------------------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets (d):
------------------------------------------------------------------------------------------------------------------------
     Expenses                                               1.45%(f)    1.20%       1.20%      1.20%       1.20%
------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                           8.60%(f)   12.42%      11.29%     11.19%      10.02%
------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate                                    144%        120%        222%       270%        283%
------------------------------------------------------------------------------------------------------------------------


[ICON] Touchstone Family of Funds

61
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
  The Value Plus Fund -- Class A
--------------------------------------------------------------------------------

  Period Ended                                                                                        12/31/98(b)
  Per Share Operating Performance


  Net Asset Value, Beginning of Period                                                                  $ 10.00
------------------------------------------------------------------------------------------------------------------------
  Income (Loss) from Investment Operations:
------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                                                             0.02
------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain
     (Loss) on Investments                                                                                 0.41
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                                         0.43
------------------------------------------------------------------------------------------------------------------------
  Less: Dividends and Distributions to Shareholders from:
------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                                                   (0.02)
------------------------------------------------------------------------------------------------------------------------
  Realized Capital Gains                                                                                   --
------------------------------------------------------------------------------------------------------------------------
  Return of Capital                                                                                       (0.00)(g)
------------------------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions                                                                       (0.02)
------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                                                                        $ 10.41
------------------------------------------------------------------------------------------------------------------------
  Total Return (c)                                                                                         4.29%
------------------------------------------------------------------------------------------------------------------------
  Ratios and Supplemental Data:
------------------------------------------------------------------------------------------------------------------------
  Net Assets at End of Period (000's)                                                                   $27,068
------------------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets (d):
------------------------------------------------------------------------------------------------------------------------
     Expenses                                                                                              1.30%(f)
------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                                                          0.25%(f)
------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate                                                                                    34%
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  The Growth & Income Fund -- Class A
--------------------------------------------------------------------------------

  Period Ended                                        12/31/94(a)   12/31/95     12/31/96   12/31/97    12/31/98
  Per Share Operating Performance


  Net Asset Value, Beginning of Period                    $10.00      $10.02      $13.14     $14.03      $15.06
------------------------------------------------------------------------------------------------------------------------
  Income (Loss) from Investment Operations:
------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                              0.86        0.05        0.12       0.09        0.19
------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain
     (Loss) on Investments                                 (0.84)       3.46        2.12       2.78        0.84(h)
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          0.02        3.51        2.24       2.87        1.03
------------------------------------------------------------------------------------------------------------------------
  Less: Dividends and Distributions to Shareholders from:
------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                    --          (0.16)      (0.12)     (0.11)      (0.20)
------------------------------------------------------------------------------------------------------------------------
  Realized Capital Gains                                   --          (0.23)      (1.23)     (1.73)      (0.40)
------------------------------------------------------------------------------------------------------------------------
  Return of Capital                                        --          --          --         --          (0.02)
------------------------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions                        --          (0.39)      (1.35)     (1.84)      (0.62)
------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                          $10.02      $13.14      $14.03     $15.06      $15.47
------------------------------------------------------------------------------------------------------------------------
  Total Return (c)                                          0.20%      35.14%      16.95%     20.70%       6.87%
------------------------------------------------------------------------------------------------------------------------
  Ratios and Supplemental Data:
------------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000s)                         $  20      $1,500      $3,659     $5,980     $15,261
------------------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets (d):
------------------------------------------------------------------------------------------------------------------------
     Expenses                                               1.55%(f)    1.30%       1.30%      1.30%       1.30%
------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                           0.56%(f)    0.56%       0.55%      0.67%       1.50%
------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate                                     10%        102%         92%       170%         64%
------------------------------------------------------------------------------------------------------------------------


[ICON] Touchstone Family of Funds

62
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
  The Balanced Fund -- Class A
--------------------------------------------------------------------------------

  Period Ended                                        12/31/94(a)   12/31/95     12/31/96   12/31/97    12/31/98
  Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------

  Net Asset Value, Beginning of Period                    $10.00      $ 9.97      $11.34     $12.48      $12.42
------------------------------------------------------------------------------------------------------------------------
  Income (Loss) from Investment Operations:
------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                              0.08        0.31        0.30       0.27        0.25
------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain
   (Loss) on Investments                                   (0.05)       1.99        1.59       2.09        0.23
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          0.03        2.30        1.89       2.36        0.48
------------------------------------------------------------------------------------------------------------------------
  Less: Dividends and Distributions to Shareholders from:
------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                    (0.06)      (0.33)      (0.30)     (0.30)      (0.30)
------------------------------------------------------------------------------------------------------------------------
  Realized Capital Gains                                      --       (0.60)      (0.45)     (2.12)      (0.51)
------------------------------------------------------------------------------------------------------------------------
  Return of Capital                                           --          --          --         --          --
------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                          (0.06)      (0.93)      (0.75)     (2.42)      (0.81)
------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                          $ 9.97      $11.34      $12.48     $12.42      $12.09
------------------------------------------------------------------------------------------------------------------------
  Total Return (c)                                         (0.30%)     23.24%      16.86%     19.25%       3.98%
------------------------------------------------------------------------------------------------------------------------
  Ratios and Supplemental Data:
------------------------------------------------------------------------------------------------------------------------
  Net Assets at End of Period (000's)                     $1,001      $1,502      $2,085     $3,316      $4,636
------------------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets (d):
------------------------------------------------------------------------------------------------------------------------
     Expenses                                               1.60%(f)    1.35%       1.35%      1.35%       1.35%
------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                           2.75%(f)    2.39%       2.19%      2.07%       2.11%
------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate                                      7%        121%         88%       120%         59%
------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
         THE BOND FUND -- CLASS A
--------------------------------------------------------------------------------

  Period Ended                                        12/31/94(a)   12/31/95     12/31/96   12/31/97    12/31/98
  Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------

  Net Asset Value, Beginning of Period                    $10.00      $ 9.88      $10.61     $10.17      $10.22
------------------------------------------------------------------------------------------------------------------------
  Income (Loss) from Investment Operations:
------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                              1.15        0.56        0.71       0.61        0.55
------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain
   (Loss) on Investments                                   (1.12)       1.07       (0.43)      0.11        0.30
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          0.03        1.63        0.28       0.72        0.85
------------------------------------------------------------------------------------------------------------------------
  Less: Dividends and Distributions to Shareholders from:
------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                    (0.15)      (0.86)      (0.70)     (0.66)      (0.57)
------------------------------------------------------------------------------------------------------------------------
  Realized Capital Gains                                      --       (0.04)      (0.02)     (0.01)      (0.11)
------------------------------------------------------------------------------------------------------------------------
  Return of Capital                                           --          --          --         --          --
------------------------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions                        (0.15)      (0.90)      (0.72)     (0.67)      (0.68)
------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                          $ 9.88      $10.61      $10.17     $10.22      $10.39
------------------------------------------------------------------------------------------------------------------------
  Total Return (c)                                          0.28%      16.95%       2.85%      7.30%       8.56%
------------------------------------------------------------------------------------------------------------------------
  Ratios and Supplemental Data:
------------------------------------------------------------------------------------------------------------------------
  Net Assets at End of Period (000's)                      $  16      $  523      $  821     $1,685      $4,924
------------------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets (d):
------------------------------------------------------------------------------------------------------------------------
  Expenses                                                  1.15%(f)    0.90%       0.90%      0.90%       0.90%
------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                           5.58%(f)    6.21%       6.01%      6.08%       5.68%
------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate                                     11%         78%         64%        88%        170%
------------------------------------------------------------------------------------------------------------------------



[ICON] Touchstone Family of Funds

63
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
  The Standby Income Fund
--------------------------------------------------------------------------------

  Period Ended                                        12/31/94(a)   12/31/95     12/31/96   12/31/97    12/31/98
  Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------

  Net Asset Value, Beginning of Period                    $10.00      $10.03      $10.01     $ 9.98      $ 9.97
------------------------------------------------------------------------------------------------------------------------
  Income from Investment Operations:
------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                              0.11        0.55        0.46       0.51        0.52
------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain
   (Loss on Investments)                                    0.03       (0.02)       0.01      --           0.01
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          0.14        0.53        0.47       0.51        0.53
------------------------------------------------------------------------------------------------------------------------
  Less: Dividends and Distributions to Shareholders from:
------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                    (0.11)      (0.55)      (0.50)     (0.52)      (0.52)
------------------------------------------------------------------------------------------------------------------------
  Net Realized Gain                                           --          --          --         --       (0.00)(g)
------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                          $10.03      $10.01     $  9.98     $ 9.97      $ 9.98
------------------------------------------------------------------------------------------------------------------------
  Total Return (i)                                          1.40%       5.71%       4.80%      5.21%       5.49%
------------------------------------------------------------------------------------------------------------------------
  Ratios and Supplemental Data:
------------------------------------------------------------------------------------------------------------------------
  Net Assets at End of Period (000's)                     $5,048      $5,910      $6,456     $8,603     $11,257
------------------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------
     Expenses (j)                                           1.00%(f)    0.75%       0.75%      0.75%       0.75%
------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                  4.54%(f)    5.32%       4.88%      5.14%       5.17%
------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover                                           0%        142%         20%       285%        683%
------------------------------------------------------------------------------------------------------------------------

     * The outstanding shares of each series of Touchstone Series Trust (formerly named Select Advisors Trust A), other than the Standby Income Fund, were redesignated as Class A shares effective after the close of business on December 31, 1998.

     (a)  The Fund commenced operations on October 3, 1994.

     (b)  The Fund commenced operations on May 1, 1998.

     (c) Total return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown.

     (d) Includes the Fund's proportionate share of the corresponding Portfolio's expenses. If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been higher.

     (e)  Per share amounts have been calculated using the average share method.

     (f)  Ratios are annualized.

     (g)  Amount rounds to less than $0.01.

     (h) The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

     (i) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown.

     (j) If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been higher.


[ICON] Touchstone Family of Funds

64
For More Information

For More Information

For investors who want more information about the Funds, the following documents are available free upon request:

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds and is legally a part of this prospectus.

Annual/Semi-Annual Reports: The Funds' annual and semi-annual reports provide additional information about the Funds' investments. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can get free copies of the SAI, the reports, other information and answers to your questions about the Funds by contacting your financial advisor, or the Funds at:

                           Touchstone Family of Funds
                                 311 Pike Street
                             Cincinnati, Ohio 45202
                             800.669.2796 (Press 3)
                         http://www.touchstonefunds.com

You can view the Funds' SAI and the reports at the Public Reference Room of the Securities and Exchange Commission.


For a fee, you can get text-only copies by writing to the Public Reference Room of the SEC, 450 Fifth Street N.W., Washington, D.C. 20549-6009. You can also call 800.SEC.0330.


You can also view the SAI and the reports free from the SEC's Internet website at http://www.sec.gov.

Investment Company Act file no. 811-8380



Touchstone Family of Funds


                              o Touchstone Emerging
                                   Growth Fund

                           o Touchstone International
                                   Equity Fund

                               o Touchstone Income
                                Opportunity Fund

                          o Touchstone Value Plus Fund

                              o Touchstone Growth &
                                   Income Fund

                           o Touchstone Balanced Fund

                             o Touchstone Bond Fund

                              o Touchstone Standby
                                   Income Fund


                               Class A and Class C
                              Shares are Offered by
                                 this Prospectus

                            SUPPLEMENT TO PROSPECTUS
                                       OF
                      TOUCHSTONE SERIES TRUST (THE "TRUST")
                               IN CONNECTION WITH
                      TOUCHSTONE INTERNATIONAL EQUITY FUND

                  THIS SUPPLEMENT IS DATED AS OF JULY 19, 1999

The following information replaces certain information contained in the Prospectus of the Trust, dated May 1, 1999, and should be read in conjunction with that Prospectus.

CHANGE IN PORTFOLIO MANAGEMENT TEAM

The second paragraph of the section entitled "Fund Sub-Advisor to the International Equity Fund" located on page 44 of the Prospectus is hereby replaced with the following:

The Fund is managed by the Credit Suisse International Equity Management Team. The team consists of Larry Smith, Steven D. Bleiberg, Richard Watt, Alan Zlater, Emily Alejos and Robert B. Hrabchak.

                     SUPPLEMENT TO MAY 1, 1999, PROSPECTUS
                                       OF
                     TOUCHSTONE SERIES TRUST (THE "TRUST")
                              DATED MARCH 10, 2000

The following information supplements certain information contained in the Prospectus of the Trust, dated May 1, 1999, and should be read in conjunction with that Prospectus.

As of March 15, 2000, Touchstone Balanced Fund, Touchstone Income Opportunity Fund and Touchstone Standby Income Fund (the "Funds") are closed to new accounts and are not available for purchase by shareholders who had not established an account with Touchstone Series Trust on or before March 15, 2000. Shareholders who are currently invested in any of the series of Touchstone Series Trust may make additional investments in the Funds and make exchanges to the Funds.

Annual Report
December 31, 1999

o Emerging Growth
o International Equity
o Income Opportunity
o Value Plus
o Growth & Income
o Balanced
o Bond
o Standby Income

[TOUCHSTONE LOGO HERE]

Touchstone
Family of Funds

[PHOTO OF BUSINESS MEETING]

LETTER FROM THE PRESIDENT

Dear Fellow Touchstone Shareholder:

Thank you for owning a Touchstone fund. We are pleased to provide you with this update of the investment activity and performance of the Touchstone Series Trust for the year ended December 31, 1999.

LOOKING BACK

Shrugging off three interest rate increases implemented by the Federal Reserve Board, all major U.S. equity markets indices finished 1999 in record territory. However, drilling down into the indices reveals widely mixed results. Among large companies, robust advances in a relatively narrow band of technology-related sectors overwhelmed middling returns elsewhere. Mid cap and small cap issues led by technology shares rebounded strongly from the previous year. The leading international equity market index, the MSCI EAFE Index, performed better than the S&P 500 Index for the first time in five years. Fixed income markets meanwhile experienced flat or falling returns. The U.S. fixed income market, in particular, endured one of the worst years in its history.

Movements in the various financial markets came against an extremely positive domestic backdrop of continued high employment, modest inflation, fiscal and monetary restraint and enhanced productivity boosted by advancing technology. As the current economic expansion neared record length, real economic growth remained strong and corporate earnings gains impressive.

THE VALUE OF DIVERSIFICATION

Performance disparities among asset classes, industry sectors and types of stocks are hardly new. Nonetheless, they seldom have been as pronounced as in recent years. Stocks have outperformed bonds dramatically. Technology stocks have outdistanced the rest of the market - even those of new companies with uncertain prospects and no earnings. Large stocks have outperformed small stocks and growth stocks have outperformed value stocks over the past several years.

Despite this recent experience, historical trends show that performance of investment sectors and styles runs in cycles. Traditionally, diversification among asset classes possessing complementary returns has been shown to reduce a portfolio's overall volatility. If market returns eventually revert to their mean, as efficient market theory implies they will, then asset classes and styles that have lagged may be poised to rebound. Now may be an opportune time to review your asset allocation mix in light of the benefits of diversification. As you pursue your wealth-building goals in today's investment world, professional advice is more important than ever. The registered representative who assisted you in the purchase of your Touchstone mutual fund can help you assess your situation and options.

LOOKING AHEAD

Consumer confidence is high entering the new year as the U.S. economy continues to demonstrate vigor. The impact of influences such as widely anticipated interest rate hikes, rising energy prices and a widening U.S. trade deficit remains to be determined in the months ahead. Other factors at work will include a presidential election campaign domestically and generally improving economic conditions abroad.

Regardless of what the future holds, companies that can perform on their own merits will most likely be the ones offering the best opportunities. As they assess the forces that drive the financial markets, our managers will remain steadfastly focused on identifying the opportunities and the companies capable of succeeding in any economic environment. Their overriding goal, as well as ours, is to deliver superior long-term performance across all of our investment options.

Thank you again for the opportunity to work on your behalf. We appreciate your continued confidence in Touchstone and, as always, pledge every effort to continue to merit your trust.



Sincerely,

/s/ Jill T. McGruder

Jill T. McGruder
President and Chief Executive Officer
Touchstone Family of Funds and Variable Annuities

P.S. Please check out our new look and enhanced presence on the web at WWW.TOUCHSTONEFUNDS.COM. We value your comments.
------------------------

THE TOUCHSTONE FAMILY OF FUNDS IS DISTRIBUTED BY TOUCHSTONE SECURITIES, INC.* FOR A PROSPECTUS CONTAINING MORE INFORMATION, INCLUDING ALL FEES AND EXPENSES, CALL 800.669.2796. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

*MEMBER NASD/SIPC

3

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE EMERGING GROWTH FUND

During the annual period ended December 31, 1999, several factors affected the Touchstone Emerging Growth Fund. After experiencing a difficult period during the third quarter of 1999, the equity markets surged in the fourth quarter to finish the year very strongly. In fact, small cap stocks led the surge, increasing their value by 18% (as measured by the Russell 2000 Index) during the fourth quarter, eclipsing the performance of large cap stocks (as measured by the S&P 500 Index) which were up 15%. Indeed, 1999 marked the first full calendar year that the Russell 2000, the benchmark of the Emerging Growth Fund, outperformed the S&P 500 since 1993, albeit by a very narrow margin (21.3% for the Russell 2000 versus 21.0% for the S&P 500). The Emerging Growth Fund had a 37.5% return in 1999.

As the growth-style manager of the Touchstone Emerging Growth Fund, Westfield Capital Management found that good stock selection and an overweight position in technology, telecommunications and select health care stocks drove performance in 1999. The growth-style portion of the portfolio was underweight in the consumer and financial sectors as many companies in those sectors did not meet the Westfield's minimum earnings growth criteria.

Though the strict valuation discipline eliminated the traditional internet and dot.com companies, the portfolio invested heavily in internet infrastructure stocks. Westfield views business-to-business e-commerce as an attractive sector with outstanding growth prospects. Traditional businesses are developing e-business models and Westfield invested in chip, software, telecommunication and wireless stocks to take advantage of this major shift. In health care, Westfield focused on a select group of outstanding companies in medical devices, biotechnology and genomics.

The value-style manager of the Fund, David L. Babson & Company, reported that 1999 was a very difficult year for those small cap managers with a value discipline. For all of 1999, the Russell 2000 Growth Index was up a very impressive 43%, while the Russell 2000 Value Index was down nearly 2% -- the widest differential in performance ever.

The Value portion of the Touchstone Emerging Growth Fund was hurt by increased weightings in the Materials & Processing and Financial Services sectors - two of the worst performing sectors in the Russell 2000, due to investors' concerns of rising interest rates.

Nevertheless, the Fund did benefit from several investments that delivered strong performance during the year. CommScope, the global leader in manufacturing coaxial cable, saw its stock increase 150% during 1999, and nearly four-fold from our original investment a couple of years ago due to excitement surrounding increased spending by AT&T and other cable companies to upgrade their cable services. Nabors Industries, the leading operator of oil rigs in North America, saw its stock increase 129% during the year due to increased drilling activity by its customers seeking to capitalize on the recent improvements in oil prices. Finally, Scitex, a leading maker of printing equipment, saw its stock increase 43% during the second half of 1999 (+24% for the full year), as the gradual global economic recovery is encouraging the company's overseas customers to begin ordering new equipment again.

While 1999 was a challenging year for the value side of the small cap market, the Touchstone Emerging Growth Fund delivered superior results, demonstrating once again the benefits of having both a value and growth discipline in one fund. Babson and Westfield look forward to continuing to deliver strong performance.

4

  EMERGING GROWTH FUND

GROWTH OF A $10,000 INVESTMENT - Class A Shares

                    Touchstone
                    Emerging              Russell 2000
                    Growth                Index                 CDA/Wiesenberger
                    Fund A                (Major Index)         Small Cap - MF
--------------------------------------------------------------------------------
9/94                9425                  10000                 10000
12/94               9681                  9813                  9950
3/95                10093                 10265                 10512
6/95                10735                 11227                 11450
9/95                11733                 12336                 12785
12/95               11865                 12603                 13072
3/96                12391                 13246                 13917
6/96                12947                 13909                 15025
9/96                12599                 13956                 15319
12/96               13119                 14682                 15758
3/97                12585                 13923                 14745
6/97                14811                 16180                 17262
9/97                17253                 18588                 20184
12/97               17343                 17965                 19162
3/98                18946                 19772                 21254
6/98                18232                 18850                 20421
9/98                14714                 15053                 16072
12/98               17803                 17508                 19081
3/99                17285                 16558                 17905
6/99                20485                 19132                 20706
9/99                20471                 17923                 20121
12/99               25966                 21172                 24981

Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
37.5%             20.4%                 20.0%


Cumulative Total Return

Since Inception
10/3/94
159.7%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.


GROWTH OF A $10,000 INVESTMENT - Class C Shares

                Touchstone
                Emerging               Russell 2000
                Growth                 Index                   CDA/Wiesenberger
                Fund C                 (Major Index)           Small Cap - MF
--------------------------------------------------------------------------------
1/99            10000                  10000                   10000
3/99            9701                   9457                    9384
6/99            11472                  10928                   10852
9/99            11442                  10237                   10545
12/99           14486                  12093                   13092


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
44.9%             44.9%

Cumulative Total Return

Since Inception
1/1/99
44.9%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

5

  EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS


DECEMBER 31, 1999

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 97.2%
  AUTOMOTIVE - 0.5%
    9,700  Exide                            $    80,631
--------------------------------------------------------
  BANKING - 1.3%
    6,000  Dime Bancorp                          90,750
    6,200  Golden State Bancorp*                106,950
--------------------------------------------------------
                                                197,700
--------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 1.5%
   14,400  DiMon                                 46,800
    5,200  Ralcorp Holdings*                    103,675
   12,100  Vlasic Foods International*           68,819
--------------------------------------------------------
                                                219,294
--------------------------------------------------------
  BUILDING MATERIALS - 1.6%
   12,100  Dal-Tile International*              122,513
    2,600  Martin Marietta Materials            106,600
--------------------------------------------------------
                                                229,113
--------------------------------------------------------
  COMMERCIAL SERVICES - 18.1%
    9,700  Administaff *                        293,425
   10,800  Applied Analytical Industries*        98,550
    4,700  A.C. Nielson*                        115,738
    6,000  Career Education*                    230,250
    3,900  CDI*                                  94,088
    8,000  DeVry*                               149,000
    8,850  Diamond Technology Partners*         760,541
    4,500  Forrester Research*                  309,938
    2,400  PerkinElmer                          100,050
    9,700  Safety-Kleen*                        109,731
   12,000  Stericycle*                          225,750
    8,100  Unova*                               105,300
    5,400  Wallace Computer Services             89,775
--------------------------------------------------------
                                              2,682,136
--------------------------------------------------------
  COMMUNICATIONS - 12.2%
   11,600  Advanced Fibre Communications*       518,375
    8,000  AudioCodes*                          736,000
    3,200  Ditech Communications*               299,200
    4,000  Powerwave Technologies*              233,500
--------------------------------------------------------
                                              1,787,075
--------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 11.7%
    8,500  CBT Group, ADR*                      284,750
   11,200  Mail.com*                            210,000
   12,600  Natural MicroSystems*                589,838
   10,300  Perot Systems, Class A*              195,700
    4,300  Policy Management System*            109,919
    9,000  Scientific Learning*                 328,500
--------------------------------------------------------
                                              1,718,707
--------------------------------------------------------
  COMPUTERS & INFORMATION - 1.4%
    5,400  Gerber Scientific                    118,463
    5,600  Scitex*                               81,550
--------------------------------------------------------
                                                200,013
--------------------------------------------------------
  ELECTRICAL EQUIPMENT - 1.0%
    9,100  Magnetek*                             69,956
    4,000  Ucar International*                   71,250
--------------------------------------------------------
                                                141,206
--------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  ELECTRONICS - 1.1%
    4,100  Dionex*                          $   168,869
--------------------------------------------------------
  ENTERTAINMENT & LEISURE - 2.2%
    7,000  Cinar, Class B*                      171,500
    4,350  SFX Entertainment, Class A*          157,416
--------------------------------------------------------
                                                328,916
--------------------------------------------------------
  FINANCIAL SERVICES - 1.2%
   10,200  First Sierra Financial*              174,675
--------------------------------------------------------
  FOOD RETAILERS - 0.7%
    7,000  Pantry (The)*                         98,875
--------------------------------------------------------
  HEALTH CARE PROVIDERS - 1.4%
    5,000  Syncor International*                145,625
    9,800  Total Renal Care Holdings*            65,538
--------------------------------------------------------
                                                211,163
--------------------------------------------------------
  HEAVY CONSTRUCTION - 0.6%
    9,300  Foster Wheeler                        82,538
--------------------------------------------------------
  HEAVY MACHINERY - 2.7%
    8,900  Helix Technology                     398,831
--------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.2%
    2,000  LA-Z-Boy Chair                        33,625
--------------------------------------------------------
  HOUSEHOLD PRODUCTS - 0.6%
    3,300  Snap-on                               87,656
--------------------------------------------------------
  INSURANCE - 1.6%
    8,800  HCC Insurance Holdings               116,050
    3,400  HSB Group                            114,963
--------------------------------------------------------
                                                231,013
--------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 6.6%
    8,000  American Tower Systems, Class A*     244,500
    2,800  Central Newspapers, Class A          110,250
    8,400  Hollinger International              108,675
   13,500  Information Holdings*                392,344
    3,600  Lee Enterprises                      114,975
--------------------------------------------------------
                                                970,744
--------------------------------------------------------
  MEDICAL SUPPLIES - 4.2%
    3,200  Arthocare*                           195,200
    5,500  Novoste*                              90,750
    3,000  Roper Industries                     113,438
    9,600  Varian*                              216,000
--------------------------------------------------------
                                                615,388
--------------------------------------------------------
  METALS - 2.0%
    4,100  Belden                                86,100
    3,400  Harsco                               107,950
    5,500  Ryerson Tull                         106,906
--------------------------------------------------------
                                                300,956
--------------------------------------------------------
  OIL & GAS - 7.0%
    2,700  Equitable Resources                   90,113
    3,306  Friede Goldman Halter*                22,935
    6,900  Hanover Compressor*                  260,475
    7,100  Helmerich & Payne                    154,869
    3,700  Nabors Industries*                   114,469
   15,400  Santa Fe Snyder*                     123,200
    9,500  Stolt Comex Seaway*                  105,094
   22,400  Energy Services*                     151,200
--------------------------------------------------------
                                              1,022,355
--------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

6

  EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS CONTINUED


                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - CONTINUED
  PHARMACEUTICALS - 9.1%
    6,200  Albany Molecular Research*       $   189,100
   10,200  ILEX Oncology*                       246,075
    4,000  Millennium Pharmaceuticals*          488,000
   11,200  Taro Pharmaceutical Industries*      162,400
   13,300  Titan Pharmaceuticals*               252,700
--------------------------------------------------------
                                              1,338,275
--------------------------------------------------------
  REAL ESTATE - 0.6%
    4,000  Prentiss Properties Trust, REIT       84,000
--------------------------------------------------------
  RETAILERS - 3.0%
    7,300  Enesco Group                          80,756
   10,000  Tweeter Home Entertainment Group*    355,000
--------------------------------------------------------
                                                435,756
--------------------------------------------------------
  TEXTILES, CLOTHING & FABRICS - 1.7%
    5,439  Albany International                  84,299
   10,000  Stride Rite                           65,000
    8,200  Unifi*                               100,963
--------------------------------------------------------
                                                250,262
--------------------------------------------------------
  TRANSPORTATION - 1.4%
    9,400  Fritz Companies*                      98,700
    6,400  Yellow*                              107,600
--------------------------------------------------------
                                                206,300
--------------------------------------------------------
TOTAL COMMON STOCKS
(COST $10,753,698)                          $14,296,072
--------------------------------------------------------



                                                 Value
   Shares                                      (Note 1)

WARRANTS - 0.0%
  BANKING - 0.0%
    2,200  Golden State Bancorp*            $     1,925
--------------------------------------------------------
TOTAL WARRANTS
(COST $9,438)                               $     1,925
--------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 97.2%
(COST $10,763,136) (A)                      $14,297,997
CASH AND OTHER ASSETS
NET OF LIABILITIES -  2.8%                      409,704
--------------------------------------------------------
NET ASSETS - 100.0%                         $14,707,701
--------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $10,764,988 resulting in gross unrealized appreciation and depreciation of $4,889,804 and $1,356,795, respectively, and net unrealized appreciation of $3,533,009.
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

7

  INTERNATIONAL EQUITY FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE INTERNATIONAL EQUITY FUND

The Touchstone International Equity Fund portfolio finished the year well ahead of its benchmark, the MSCI EAFE Index. While the MSCI EAFE Index ended 1999 with a 27.3% return, the International Equity Fund had a 31.4% return. According to the manager of the Touchstone International Equity Fund, Credit Suisse Asset Management, performance lagged in the first quarter because the Fund was underweight in Japan and the manager was too defensive in investing in European and Japanese stocks. Performance was strong in the second half of the year due to the positive impact of regional allocations and stock selections.

In Japan, the economic recovery appeared to gather momentum in the second half of 1999 and corporate restructuring activity remained strong. During this period, Credit Suisse moved from a benchmark neutral weight to overweight. The most prominent Japanese sector overweights were in consumer finance and telecommunications as well as an exposure to smaller companies in consumer and technology related businesses. These decisions helped performance.

In Continental Europe, Credit Suisse moved from a slight underweight to an over weight position during the fourth quarter in the midst of a favorable economic environment, strong mergers and acquisition activity and a benign inflation outlook. The Fund's overweights in Finland and France proved especially beneficial due to large holdings in technology/telecommunications names like Nokia and ST Microelectronics.

Elsewhere, regional allocations and stock selection also boosted performance. The Fund was underweight in the U.K. because Credit Suisse believed there was a likelihood of further rate increases by the Bank of England. This underweight had a positive impact on performance as did stock selection in the U.K. which emphasized companies such as GEC Marconi, an old defense company in the process of reinventing itself as a telecommunications equipment manufacturer, and BP Amoco, the global oil and gas giant.

Finally, the Fund's modest allocation to the Emerging Markets also had a positive impact on performance; particularly in Brazil, Mexico, Korea, and Taiwan -- those countries poised to benefit most from a pick-up in global growth and rebound in commodity prices.

8

  INTERNATIONAL EQUITY FUND

GROWTH OF A $10,000 INVESTMENT - Class A Shares

                 Touchstone                  MSCI               CDA/Wiesenberger
                 International               EAFE               Non-US
                 Equity Fund A               Index              Equity - MF
--------------------------------------------------------------------------------
9/94             9425                        10000              10000
12/94            8596                        9905               9452
3/95             8256                        10097              9153
6/95             8615                        10178              9585
9/95             9001                        10611              10007
12/95            9050                        11049              10114
3/96             9598                        11377              10648
6/96             9806                        11565              11047
9/96             9731                        11559              10952
12/96            10101                       11752              11317
3/97             10253                       11576              11455
6/97             11479                       13087              12691
9/97             12011                       13003              12549
12/97            11674                       11994              11089
3/98             13638                       13767              12443
6/98             14375                       13923              11847
9/98             12411                       11952              10061
12/98            14002                       14432              11763
3/99             13763                       14643              12085
6/99             14241                       15025              13358
9/99             15088                       15695              13705
12/99            19532                       18372              17396


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
31.4%             16.4%                 13.6%


Cumulative Total Return

Since Inception
10/3/94
95.3%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

GROWTH OF A $10,000 INVESTMENT - Class C Shares

               Touchstone              MSCI                   CDA/Wiesenberger
               International           EAFE                   Non-US
               Equity Fund A           Index                  Equity - MF
------------------------------------------------------------------------------
1/99           10000                   10000                  10000
3/99           9808                    10146                  10273
6/99           10136                   10411                  11355
9/99           10711                   10875                  11651
12/99          13844                   12730                  14788


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
38.4%             38.4%


Cumulative Total Return

Since Inception
1/1/99
38.4%


Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

9

  INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS


DECEMBER 31, 1999



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 98.2%
  AUSTRALIA - 0.0%
       60  Southcorp                        $       211
-------------------------------------------------------
  BRAZIL - 1.6%
    1,700  Petroleo Brasileiro, ADR              43,602
    1,584  Telecomunicacoes Brasileiras
           (Telebras), ADR                      203,544
-------------------------------------------------------
                                                247,146
-------------------------------------------------------
  CHINA - 0.3%
      525  China Steel, 144A, ADR                 7,770
    4,400  China Telecom*                        27,509
      100  China Telecom, ADR*                   12,856
-------------------------------------------------------
                                                 48,135
-------------------------------------------------------
  FINLAND - 3.8%
    2,545  Nokia Oyj                            461,834
    3,113  UPM-Kymmene                          125,535
-------------------------------------------------------
                                                587,369
-------------------------------------------------------
  FRANCE - 13.4%
    1,037  Alcatel Alsthom                      238,363
    2,439  Alstom                                81,389
        5  Aventis                                  291
    1,216  AXA                                  169,666
    2,412  Banque Nationale de Paris            222,740
    1,089  Carrefour Supermarche                201,021
    3,651  Credit Lyonnais*                     167,106
      573  Groupe Danone                        135,175
      661  Pinault-Printemps-Redoute            174,593
    2,458  Renault                              118,599
    1,800  Scor                                  79,483
    2,202  Total Fina, Class B                  294,143
    2,125  Vivendi                              192,059
-------------------------------------------------------
                                              2,074,628
-------------------------------------------------------
  GERMANY - 11.1%
      504  Allianz Holdings                     169,454
    2,244  BASF                                 115,377
    3,611  Deutsche Bank                        305,250
    1,667  Dresdner Bank                         90,500
    1,767  Mannesmann                           426,646
      569  Muenchener
           Rueckversicherungs-Gasellschaft      144,442
    2,364  Preussag                             131,795
      213  SAP                                  104,147
    1,154  Siemens                              146,938
    1,791  Veba                                  87,120
-------------------------------------------------------
                                              1,721,669
-------------------------------------------------------
  GREAT BRITAIN - 9.5%
   22,984  BP Amoco                             231,661
    4,566  British Aerospace                     30,014
    5,990  British Telecommunications           143,351
    5,113  Glaxo Wellcome                       145,011
   11,460  J Sainsbury                           65,707
   17,600  Legal & General Group                 47,936
    8,880  Lloyds TSB Group                     110,291
   10,650  Marconi                              188,942
    4,330  Peninsular and Oriental
           Steam Navigation                      72,206
    4,020  Reuters Group                         55,837


                                                 Value
   Shares                                      (Note 1)

  GREAT BRITAIN - CONTINUED
    7,100  Shell Transport & Trading        $    59,200
   11,013  SmithKline Beecham                   140,340
    2,238  South African Breweries               22,780
        1  Unilever                                   7
   33,740  Vodafone Group                       166,222
-------------------------------------------------------
                                              1,479,505
-------------------------------------------------------
  GREECE - 0.2%
      141  Alpha Credit Bank                     11,050
      140  Intracom                               6,414
      600  National Bank of Greece, GDR           8,438
-------------------------------------------------------
                                                 25,902
-------------------------------------------------------
  HONG KONG - 0.0%
       53  Hang Seng Bank                           605
-------------------------------------------------------
  INDIA - 0.4%
      700  Larsen & Toubro, GDR                  23,275
    1,400  State Bank of India, GDR              14,461
    1,000  Videsh Sanchar Nigam, GDR             20,785
-------------------------------------------------------
                                                 58,521
-------------------------------------------------------
  ITALY - 4.0%
    4,233  Assicurazione Generali               140,571
    7,610  Concessioni e Costruzioni
           Autostrade*                           51,801
   21,403  ENI                                  117,446
    7,503  Istituto Bancario
           San Paolo di Torino                  101,768
   23,500  Istituto Nazionale
           delle Assicurazioni                   62,593
   39,197  Tecnost*                             147,871
-------------------------------------------------------
                                                622,050
-------------------------------------------------------
  JAPAN - 34.1%
      300  Advantest                             79,233
    2,000  Alps Electric                         30,500
    6,600  Bank of Tokyo                         91,934
    1,000  Bridgestone                           22,009
    1,000  Canon                                 39,714
    4,000  Daikin Industries                     54,387
    6,000  Daiwa Securities                      93,847
      200  Don Quijote                           31,302
    1,200  Fanuc                                152,714
   10,000  Fuji Bank Limited (The)               97,134
      620  Fuji Soft ABC                         48,518
        4  Fuji Television Network               54,778
    1,000  Fujisawa Pharmaceutical               24,259
    2,000  Fujitsu                               91,167
    4,000  Fukuyama Transporting                 28,759
    3,600  Hitachi Credit                        73,071
    1,000  Hitachi Maxell                        29,443
    3,000  House Foods                           45,486
    3,000  Industrial Bank of Japan              28,905
    1,400  ITO Yokado                           152,010
    3,000  Kaneka                                38,355
    2,000  Kao                                   57,028
    1,000  Kirin Brewery                         10,516
   20,000  Kubota                                76,494
    1,600  Kyocera                              414,751
    3,000  Matsushita Electric                   83,048
    3,000  Minebea                               51,443


The accompanying notes are an integral part of the financial statements.

10

  INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS CONTINUED



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - CONTINUED
  JAPAN - CONTINUED
    7,000  Mitsubishi                       $    54,025
    8,900  Mitsui Chemicals                      71,649
    1,000  Mitsumi Electric                      31,302
    2,000  Mori Seiki                            26,802
    3,000  NEC                                   71,457
      100  NIDEC                                 29,248
    3,000  Nikko Securities Co. (The)            37,944
      500  Nintendo                              82,314
    3,000  Nippon Meat Packers                   38,883
       17  Nippon Telegraph & Telephone         291,010
    3,000  Nomura Securities                     54,143
        4  NTT Data                              91,950
        2  NTT Mobile Communication
           Network                               76,885
      700  Orix                                 157,625
      300  Rohm Company                         123,251
   17,000  Sakura Bank                           98,445
    5,000  Sanwa Bank (The)                      60,794
    1,000  Secom                                110,046
    4,000  Sekisui House                         35,410
    1,000  Seven-Eleven Japan                   158,466
    2,000  Sharp                                 51,159
    2,000  Shin-Etsu Chemical                    86,080
       73  Softbank                              69,837
      875  Sony                                 259,342
    3,000  Sumitomo Bank                         41,054
    8,000  Sumitomo Chemical                     37,562
    4,000  Sumitomo Marine & Fire
           Insurance Co. (The)                   24,650
    7,000  Sumitomo Realty & Development         23,281
   10,000  Sumitomo Trust & Banking              67,495
    1,000  Taisho Pharmaceutical                 29,346
    1,000  Taiyo Yuden                           59,278
    1,000  Takeda Chemical Industries            49,398
      500  TDK                                   69,011
    4,000  Tokyo Broadcasting System            135,381
    1,000  Tokyo Electron                       136,946
    2,000  Tostem                                35,899
    5,000  Toyota Motor                         242,101
      500  WORLD                                 61,137
    1,000  Yamanouchi Pharmaceutical             34,921
    2,000  Yamato Transport                      77,472
-------------------------------------------------------
                                              5,293,804
-------------------------------------------------------
  MEXICO - 0.9%
      830  Cemex SA de CV, ADR*                  23,136
      400  Grupo Televisa, GDR*                  27,300
      850  Telefonos de Mexico, Class L, ADR     95,625
-------------------------------------------------------
                                                146,061
-------------------------------------------------------
  NETHERLANDS - 7.3%
    1,821  Akzo Nobel                            91,425
    1,402  Equant*                              159,293
    2,595  Fortis                                93,527
    2,950  ING Groep                            178,264


                                                 Value
   Shares                                      (Note 1)

  NETHERLANDS - CONTINUED
    1,684  Koninklijke (Royal)
           Philips Electronics              $   229,193
    1,928  STMicroelectronics                   296,999
    1,580  Verenigde Nederlandse                 83,116
-------------------------------------------------------
                                              1,131,817
-------------------------------------------------------
  PORTUGAL - 1.2%
   16,560  Portugal Telecom                     181,808
      134  PT Multimedia - Servicos de
           Telecomunicaceous e Multimedia
           SGPS*                                  7,629
-------------------------------------------------------
                                                189,437
-------------------------------------------------------
  SOUTH AFRICA - 0.1%
    4,200  Standard Bank Investment Corp.        17,449
-------------------------------------------------------
  SOUTH KOREA - 0.8%
    2,100  Korea Electric Power, ADR             35,175
      700  Korea Telecom, ADR                    52,325
      657  Pohang Iron & Steel                   22,995
       74  Samsung Electronics, 144A, GDR         9,047
-------------------------------------------------------
                                                119,542
-------------------------------------------------------
  SPAIN - 3.2%
   11,070  Banco Santander Central Hispano      125,441
   14,554  Telefonica                           363,881
-------------------------------------------------------
                                                489,322
-------------------------------------------------------
  SWEDEN - 1.4%
    2,486  Ericsson                             160,113
    2,048  Skandia Forsakrings                   61,973
-------------------------------------------------------
                                                222,086
-------------------------------------------------------
  SWITZERLAND - 4.3%
      873  ABB                                  106,828
       88  Novartis                             129,277
       14  Roche Holding                        166,258
      518  Union Bank of Switzerland            139,956
      223  Zurich Allied                        127,228
-------------------------------------------------------
                                                669,547
-------------------------------------------------------
  TAIWAN - 0.6%
    2,164  Taiwan Semiconductor
           Manufacturing, ADR                    97,380
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $11,645,725)                          $15,242,186
-------------------------------------------------------
INVESTMENT TRUST - 0.2%
  TAIWAN - 0.2%
      190  Morgan Stanley Taiwan OPALS,
           Series B, 144A (b)                    27,509
-------------------------------------------------------
TOTAL INVESTMENT TRUST
(COST $23,708)                              $    27,509
-------------------------------------------------------
PREFERRED STOCKS - 0.8%
  GERMANY - 0.8%
      202  SAP                                  121,780
-------------------------------------------------------
TOTAL PREFERRED STOCKS
(COST $84,148)                              $   121,780
-------------------------------------------------------
WARRANTS - 0.0%
  FRANCE - 0.0%
      390  Banque Nationale de Paris              1,801
-------------------------------------------------------
TOTAL WARRANTS (COST $0)                    $     1,801
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

11

  INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS CONTINUED



  Principal                Interest Maturity     Value
   Amount                    Rate     Date     (Note 1)

CORPORATE BONDS - 0.0%
  GREAT BRITAIN - 0.0%
$   1,442  British Aerospace 7.45% 11/30/03 $        23
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $32)                                  $        23
-------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 99.2%
(COST $11,753,613) (A)                      $15,393,299
CASH AND OTHER ASSETS
NET OF LIABILITIES -  0.8%                      124,868
-------------------------------------------------------
NET ASSETS - 100.0%                         $15,518,167
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $11,837,296, resulting in gross unrealized appreciation and depreciation of $3,925,294 and $369,291, respectively, and net unrealized appreciation of $3,556,003.
(b)  Board valued security
144A - Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $44,326, or 0.3% of net assets.
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
OPALS - Optimised Portfolios As Listed Securities


Industry sector diversification of the International Equity Fund's investments as a percentage of net assets as of December 31, 1999 was as follows:

  Industry                                       Percentage
   Sector                                        Net Assets

Banking                                              12.77%
Communications                                        9.60%
Electronics                                           8.58%
Telephone Systems                                     8.31%
Electrical Equipment                                  7.88%
Insurance                                             5.41%
Heavy Machinery                                       5.14%
Oil & Gas                                             4.81%
Pharmaceuticals                                       4.63%
Retailers                                             4.62%
Commercial Services                                   4.45%
Financial Services                                    3.60%
Chemicals                                             3.35%
Computer Software & Processing                        2.46%
Transportation                                        2.33%
Automotive                                            2.32%
Media - Broadcasting & Publishing                     1.94%
Beverages, Food & Tobacco                             1.63%
Multiple Utilities                                    1.47%
Forest Products & Paper                               0.81%
Entertainment & Leisure                               0.53%
Metals                                                0.43%
Food Retailers                                        0.42%
Textiles, Clothing & Fabrics                          0.39%
Construction                                          0.23%
Electric Utilities                                    0.23%
Aerospace & Defense                                   0.19%
Computers & Information                               0.19%
Miscellaneous                                         0.18%
Real Estate                                           0.15%
Building Materials                                    0.15%
Containers & Packaging                                0.00%
Other assets in excess of liabilities                 0.80%
-----------------------------------------------------------
                                                    100.00%
-----------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

12

  INCOME OPPORTUNITY FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE INCOME OPPORTUNITY FUND

For the twelve months ended December 31, 1999, the Touchstone Income Opportunity Fund underperformed the index. The Fund's benchmark was the Lehman Brothers Corporate Bond Index, which produced a return of (2.1%). The Income Opportunity Fund had a (3.6%) return in 1999.

Emerging assets, however, closed the year on a very strong note with the JP Morgan Emerging Market Bond Plus Mutual Fund Index returning 5.41% in December, bringing the year-to-date gain to 25.97%. At the end of the year, the emerging market percentage was 40% of the Fund. The manager of the Touchstone Income Opportunity Fund, Alliance Capital Management, moved the emphasis of the portfolio in 1999 from corporate assets to sovereign debt because they believe that sovereign debt will outperform corporate debt due to its greater liquidity. During the second half of the year, Alliance increased the weighting in Russia by about 1.25%, which proved to be positive for the Fund. Russian debt was the outperforming asset for both the month of December and the year, returning 14.84% and 165.70% respectively. The Income Opportunity Fund also continued to hold a large position in Mexico, which was upgraded this year by Moody's to Ba1, one notch below investment grade, and performed well, returning 15.30% for the year.

Alliance reduced the position in emerging market corporates from about 10% to roughly 5.7%. Two defaulted positions, FSW International and NTS Steel, were sold. During the second half of the year, Alliance also elected to sell the position in Paging Network Brazil. The company, located in Brazil, had been negatively impacted by the devaluation of the Brazilian currency and the decreasing demand for paging services due to the popularity of cellular phones.

The high yield market is completing its second straight year of low single-digit returns. The Merrill Lynch High Yield Index returned 1.573% for the year. This is the first occurrence in the history of the high yield market of sub-coupon returns in a non-recessionary economic environment. Alliance believes this poor performance is a function of significant spread widening brought about by reduced liquidity following the global dislocation of 1998 (i.e., Asia, Russia, Brazil) and a persistently rising high yield default rate. According to Moody's, defaults are currently averaging about 6%. During the second half of the year, Alliance began to actively reduce exposure to possible problem/restructuring scenarios when credit fundamentals suggested that it was warranted and market prices repre sented fair value. Alliance elected to sell several assets including Aqua Chem, Eagle Geophysical, Orion Network and TVN Entertainment. These securities were sold due to credit concerns and Alliance's belief that the money could be invested in better performing assets. During the month of December, two other assets posted large price declines due to poor operating performance. These securities include Pen Tab and Republic Technologies. Pen Tab was downgraded in early December to Caa2 by Moody's due to their weaker than expected operating performance and heightened liquidity concerns. There has been little support from the underwriter and the bonds moved down in price from the mid 80s to $25.00.

Another security in the portfolio which posted a price decline was Republic Technologies. The company missed earnings expectations and the bonds rapidly declined in price from the low 90s to its year end price of $65.00.

Alliance has been in contact with both the company and sponsor, and continues to hold the security, believing it will improve.

13

  INCOME OPPORTUNITY FUND


In general for the high yield market, primary activity slowed during 1999 from 1998 levels, although $94.7 billion in new issues came to market. Media and telecommunications continued to be the dominant suppliers of new issuance, accounting for 69.6% ($12.1 billion of $17.4 billion issued) of the supply in the fourth quarter. One big change in the high yield market this year was the lack of demand from mutual funds, which saw redemptions for most of the year. This has left structured products, insurance, pension, and crossover accounts as the major participants in the market, which has in turn led to lower trading volumes and reduced demand for new issuance.



                Touchstone                  Lehman Brothers
                Income                      Corporate                     CDA/Wiesenberger             CDA/Wiesenberger
                Opportunity                 Bond Index                    International                Corporate High Yield
                Fund A                      (Major Index)                 Bond Average - MF            Average - MF

---------------------------------------------------------------------------------------------------------------------------
9/94            9525                        10000                         10000                        10000
12/94           8838                        10043                         9881                         9155
3/95            8357                        10638                         10316                        7945
6/95            9708                        11429                         10650                        9305
9/95            10334                       11699                         11180                        9834
12/95           10888                       12277                         11515                        10643
3/96            11474                       11960                         11811                        11072
6/96            12149                       12014                         12036                        12215
9/96            13125                       12254                         12582                        13736
12/96           13791                       12681                         13030                        14770
3/97            14037                       12553                         13103                        15060
6/97            14953                       13070                         13764                        16479
9/97            15718                       13582                         14483                        17368
12/97           15100                       13978                         14674                        16421
3/98            15843                       14193                         15263                        17217
6/98            15149                       14548                         15304                        15861
9/98            12650                       15077                         14209                        11357
12/98           13089                       15168                         14567                        12685
3/99            13126                       15028                         14926                        13268
6/99            13116                       14790                         14992                        14032
9/99            12915                       14846                         14753                        14069
12/99           13240                       14843                         15085                        15789


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
(3.6%)            7.4%                  5.5%


Cumulative Total Return

Since Inception
10/3/94
32.4%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

14

  INCOME OPPORTUNITY FUND

GROWTH OF A $10,000 INVESTMENT - Class C Shares


                Touchstone                  Lehman Brothers
                Income                      Corporate                     CDA/Wiesenberger             CDA/Wiesenberger
                Opportunity                 Bond Index                    International                Corporate High Yield
                Fund A                      (Major Index)                 Bond Average - MF            Average - MF
---------------------------------------------------------------------------------------------------------------------------
1/99            10000                       10000                         10000                        10000
3/99            10022                       9951                          10246                        10460
6/99            9993                        9794                          10292                        11062
9/99            9829                        9831                          10128                        11091
12/99           10049                       9829                          10356                        12447


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
0.5%              0.5%


Cumulative Total Return

Since Inception
1/1/99
0.5%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

15

  INCOME OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS
                                      DECEMBER 31, 1999

  Principal              Interest  Maturity      Value
   Amount                  Rate      Date      (Note 1)

CORPORATE BONDS - 60.4%
  AUTOMOTIVE - 5.9%
$250,000   Sonic Automotive,
           Series B         11.00% 08/01/08  $  247,500
 250,000   Tenneco
           Automotive,
           144A            11.625% 10/15/09     255,000
-------------------------------------------------------
                                                502,500
-------------------------------------------------------
  COMMERCIAL SERVICES - 4.0%
 250,000   Building One
           Services         10.50% 05/01/09     240,000
 200,000   Dialog, Series A,
           Yankee Dollar    11.00% 11/15/07      96,000
-------------------------------------------------------
                                                336,000
-------------------------------------------------------
  COMMUNICATIONS - 14.7%
 250,000   Netia Holdings,
           Series B, 144A  13.125% 06/15/09     257,500
 250,000   Nextel
           Communications,
           144A             9.375% 11/15/09     245,000
 250,000   Northeast Optic
           Network          12.75% 08/15/08     267,500
 200,000   Turkcell, 144A   12.75% 08/01/05     207,250
           United Pan-Europe
           Communications,
           144A             11.25% 11/01/09     256,563
-------------------------------------------------------
                                              1,233,813
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 3.0%
 250,000   Bell Sports,
           Series B         11.00% 08/15/08     250,000
-------------------------------------------------------
  HEALTH CARE PROVIDERS - 3.1%
 250,000   LifePoint Hospitals
           Holdings,
           Series B         10.75% 05/15/09     258,750
-------------------------------------------------------
  HEAVY MACHINERY - 5.7%
 250,000   Generac Portable
           Products         11.25% 07/01/06     255,000
 250,000   Pentacon,
           Series B         12.25% 04/01/09     225,000
-------------------------------------------------------
                                                480,000
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 0.7%
 250,000   Pen-Tab Industries,
           Series B        10.875% 02/01/07      62,500
-------------------------------------------------------
  MEDICAL SUPPLIES - 3.7%
 300,000   Kelso & Company,
           144A             12.75% 10/01/09     310,500
-------------------------------------------------------
  METALS - 2.0%
 250,000   Republic Technologies
           International,
           144A             13.75% 07/15/09     165,000
-------------------------------------------------------

  Principal              Interest  Maturity      Value
   Amount                  Rate      Date      (Note 1)

  OIL & GAS - 6.1%
$250,000   EOTT Energy
           Partners         11.00% 10/01/09  $  258,750
 250,000   Western Gas
           Resources        10.00% 06/15/09     256,250
-------------------------------------------------------
                                                515,000
-------------------------------------------------------
  TELEPHONE SYSTEMS - 11.5%
  250,000  Exodus
           Communications,
           144A             10.75% 12/15/09     254,375
  200,000  Global Crossing
           Holdings, 144A   9.125% 11/15/06     197,750
 250,000   Metromedia
           Fiber Network    10.00% 12/15/09     256,250
 250,000   Worldwide
           Fiber, 144A      12.00% 08/01/09     257,500
-------------------------------------------------------
                                                965,875
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $5,351,893)                            $5,079,938
-------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS - 34.9%
  ARGENTINA - 1.9%
 176,000   Republic of
           Argentina,
           Brady Bond (b)   6.813% 03/31/05 $   159,157
-------------------------------------------------------
  BRAZIL - 5.8%
 300,000   Republic
           of Brazil       11.625% 04/15/04     300,000
 250,000   Republic of Brazil,
           Brady Bond (b)   6.938% 04/15/24     189,688
-------------------------------------------------------
                                                489,688
-------------------------------------------------------
  BULGARIA - 3.3%
 350,000   Government
           of Bulgaria,
           Brady Bond,
           IAB, PDI (b)      6.50% 07/28/11     276,063
-------------------------------------------------------
  COLOMBIA - 2.8%
 250,000   Republic of
           Colombia          9.75% 04/23/09     232,500
-------------------------------------------------------
  MEXICO - 6.2%
 500,000   United Mexican
           States          10.375% 02/17/09     532,498
-------------------------------------------------------
  MOROCCO - 2.7%
 250,000   Kingdom of
           Morocco,
           Series A (b)     6.844% 01/01/09     225,625
-------------------------------------------------------
  PERU - 1.8%
 250,000   Republic of Peru,
           Brady Bond,
           FLIRB (b)         3.75% 03/07/17     154,688
-------------------------------------------------------
  PHILIPPINE ISLANDS - 2.4%
 200,000   Republic of
           Philippines      9.875% 01/15/19     197,750
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

16

  INCOME OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS CONTINUED



  Principal              Interest  Maturity      Value
   Amount                  Rate      Date      (Note 1)

SOVEREIGN GOVERNMENT OBLIGATIONS - CONTINUED
  RUSSIA - 2.8%
$400,000   Russian Federation,
           Euro-Dollar       8.75% 07/24/05  $  237,000
-------------------------------------------------------
  TURKEY - 3.2%
 250,000   Republic of
           Turkey          12.375% 06/15/09     268,125
-------------------------------------------------------
  VENEZUELA - 2.0%
 250,000   Venezuela         9.25% 09/15/27     165,000
-------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT OBLIGATIONS
(COST $2,711,508)                            $2,938,094
-------------------------------------------------------

                                                 Value
    Units                                      (Notes 1)

WARRANTS - 0.1%
  COMMUNICATIONS - 0.0%
     400   Paging do Brazil,
           Class B, 144A*                    $        0
-------------------------------------------------------
  NIGERIA - 0.0%
     250   Central Bank of Nigeria*                   0
-------------------------------------------------------
  TELEPHONE SYSTEMS - 0.1%
   3,375   Conecel Holdings*                          0
     200   Primus Telecommunications*             5,000
-------------------------------------------------------
                                                  5,000
-------------------------------------------------------
TOTAL WARRANTS
(COST $0)                                    $    5,000
-------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 95.4%
(COST $8,063,401) (A)                        $8,023,032
CASH AND OTHER ASSETS
NET OF LIABILITIES -  4.6%                      383,116
-------------------------------------------------------
NET ASSETS - 100.0%                          $8,406,148
-------------------------------------------------------


Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $8,072,399, resulting in gross unrealized appreciation and depreciation of $355,986 and $405,353 respectively, and net unrealized depreciation of $49,367.
(b) Interest rate shown reflects current rate on instrument with variable or floating rates.
144A - Security exempt from registration under Rule 144A of Securities Act of
       1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $2,406,438, or 28.6% of net assets.
Brady Bond - U.S. dollar denominated bonds of developing countries that were exchanged, in a restructuring, for commercial bank loans in default. The bonds are collateralized by U.S. Treasury zero-coupon bonds to ensure principal.
Euro-Dollar - Bonds issued offshore that pay interest and principal in U.S.
              dollars.
FLIRB - Front-Load Interest Reduction Bonds
IAB - Interest Arrears Bonds
PDI - Past Due Interest Bonds
Yankee Dollar - U.S. dollar denominated bonds issued by non-U.S. companies in the U.S.


The accompanying notes are an integral part of the financial statements.

17

  VALUE PLUS FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE VALUE PLUS FUND

Fort Washington Investment Advisors, the manager of the Touchstone Value Plus Fund, and a disciplined value manager, uses the S&P/Barra Value Index as their style benchmark. The S&P Barra Value Index had a 12.0% return in 1999, compared to 8.8% for the Value Plus Fund. Fort Washington states that they were in the top-performing quartile of large value equity managers for 1999.

The U.S. stock market finished 1999 with a flourish to record another big year. Despite the protestations of countless naysayers, stocks recorded their fifth straight year of twenty plus percent returns, as measured by the S&P 500 Index. Yet once again this performance was concentrated in a relative handful of large capitalization, mostly technology stocks. The market's "underbelly" is very soft; since April 1998, 70% of the roughly 6,000 U.S. common stocks are down in price. In fact, over one half of the stocks in the S&P 500 Index had a negative absolute return for 1999.

As most of the biggest gains in last year's stock market were in technology stocks, the Touchstone Value Plus Fund, due to its diversification, had returns less than those of the S&P 500 Index. Less than a quarter of the portfolio was invested in computer-related and electronics stocks, so the Fund wasn't as strongly impacted by the tremendous increase in technology stocks.

The best performing sectors in the portfolio for the last quarter were Consumer Staples and Communication Services. Leading the performance in these sectors were Sysco and Frontier Corp (now Global Crossings). Other notable performers in the quarter were Nortel Networks and Amgen. Consumer Cyclicals was the worst performing sector with Stewart Enterprises showing the worst underperformance.


GROWTH OF A $10,000 INVESTMENT - Class A Shares


                Touchstone                  S&P 500                       S&P/Barra                    Wilshire Large
                Value Plus                  Index                         Value Index                  Cap Value
                Fund A                      (Major Index)                 (Minor Index)                (Minor Index)
---------------------------------------------------------------------------------------------------------------------
5/98            9525                        10000                         10000                        10000
6/98            9303                        10227                         9934                         9968
9/98            8134                        9210                          8651                         8853
12/98           9829                        11171                         10159                        10075
3/99            10208                       11571                         10449                        10073
6/99            11001                       12347                         11577                        10862
9/99            10046                       11538                         10509                        9771
12/99           11354                       13216                         11379                        10433


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          5/1/98
8.8%              7.9%


Cumulative Total Return

Since Inception
5/1/98
13.5%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

18

  VALUE PLUS FUND

GROWTH OF A $10,000 INVESTMENT - Class C Shares

                Touchstone                  S&P 500                       S&P/Barra                    Wilshire Large
                Value Plus                  Index                         Value Index                  Cap Value
                Fund C                      (Major Index)                 (Minor Index)                (Minor Index)
---------------------------------------------------------------------------------------------------------------------
1/99            10000                       10000                         10000                        10000
3/99            10331                       10500                         10282                        9998
6/99            11111                       11240                         11395                        10781
9/99            10127                       10537                         10344                        9698
12/99           11424                       12105                         11201                        10355


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
14.2%             14.2%


Cumulative Total Return

Since Inception
1/1/99
14.2%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

19

  VALUE PLUS FUND

SCHEDULE OF INVESTMENTS
                                      DECEMBER 31, 1999



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 96.7%
  ADVERTISING - 2.2%
   12,100  Interpublic Group of
           Companies (The)                  $   698,019
-------------------------------------------------------
  AEROSPACE & DEFENSE - 2.1%
   11,800  Honeywell International              680,713
-------------------------------------------------------
  AUTOMOTIVE - 1.7%
   13,000  Magna International, Class A         550,875
-------------------------------------------------------
  BANKING - 3.2%
   13,706  Bank One                             439,449
    4,000  Chase Manhattan                      310,750
   16,500  North Fork Bancorporation            288,750
-------------------------------------------------------
                                              1,038,949
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 3.8%
   15,800  McCormick & Company                  470,050
   21,200  Pepsico                              747,300
-------------------------------------------------------
                                              1,217,350
-------------------------------------------------------
  COMMUNICATIONS - 3.5%
   11,200  Nortel Networks                    1,131,200
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 8.5%
   29,500  Ceridian*                            636,094
    9,400  Computer Associates
           International                        657,413
   32,100  Compuware*                         1,195,716
    5,400  First Data                           266,288
-------------------------------------------------------
                                              2,755,511
-------------------------------------------------------
  COMPUTERS & INFORMATION - 9.2%
    6,400  Hewlett-Packard                      729,200
    6,700  International Business Machines      723,600
   10,200  Lexmark International Group,
           Class A*                             923,100
    8,200  Sun Microsystems*                    634,988
-------------------------------------------------------
                                              3,010,888
-------------------------------------------------------
  ELECTRIC UTILITIES - 1.6%
   16,600  CMS Energy                           517,713
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 0.7%
    6,600  Thomas & Betts                       210,375
-------------------------------------------------------
  ELECTRONICS - 2.1%
    8,200  Intel                                674,963
-------------------------------------------------------
  FINANCIAL SERVICES - 7.1%
   14,550  Citigroup                            808,434
    5,600  Federal Home Loan Mortgage
           Corporation                          263,550
   11,600  Federal National Mortgage
           Association                          724,275
   11,500  SLM Holding                          485,875
-------------------------------------------------------
                                              2,282,134
-------------------------------------------------------
  FOOD RETAILERS - 1.4%
   13,860  Albertson's                          446,985
-------------------------------------------------------




                                                 Value
   Shares                                      (Note 1)

  FOREST PRODUCTS & PAPER - 5.4%
   16,400  Kimberly-Clark                   $ 1,070,100
   15,700  Mead                                 681,969
-------------------------------------------------------
                                              1,752,069
-------------------------------------------------------
  HEALTH CARE PROVIDERS - 1.3%
   26,400  Manor Care*                          422,400
-------------------------------------------------------
  HEAVY MACHINERY - 2.9%
    3,300  Applied Materials*                   418,069
    9,400  Ingersoll-Rand                       517,588
-------------------------------------------------------
                                                935,657
-------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.0%
    4,200  General Electric                     649,950
-------------------------------------------------------
  INSURANCE - 4.6%
    5,000  Aetna                                279,063
   18,600  AXA Financial                        630,075
   14,800  Reliastar Financial                  579,975
-------------------------------------------------------
                                              1,489,113
-------------------------------------------------------
  MEDICAL SUPPLIES - 2.2%
    4,500  Baxter International                 282,656
   16,300  Becton Dickinson & Company           436,025
-------------------------------------------------------
                                                718,681
-------------------------------------------------------
  METALS - 1.9%
   24,000  Masco                                609,000
-------------------------------------------------------
  OIL & GAS - 7.8%
   22,800  Conoco, Class A                      564,300
    7,857  Exxon Mobil                          632,980
    7,900  Schlumberger                         444,375
   17,300  Tosco                                470,344
    1,529  Transocean Sedco Forex                51,523
   11,500  Williams Companies (The)             351,469
-------------------------------------------------------
                                              2,514,991
-------------------------------------------------------
  PHARMACEUTICALS - 7.1%
   14,600  Abbott Laboratories                  530,163
   10,600  Amgen*                               636,663
   11,900  Cardinal Health                      569,713
    8,200  Merck                                549,913
-------------------------------------------------------
                                              2,286,452
-------------------------------------------------------
  RETAILERS - 3.1%
    8,500  Federated Department Stores*         429,781
   51,000  Office Depot*                        557,813
-------------------------------------------------------
                                                987,594
-------------------------------------------------------
  TELEPHONE SYSTEMS - 10.2%
    9,600  Alltel                               793,800
    9,100  Bell Atlantic                        560,219
   13,810  Global Crossing*                     690,500
   10,800  MCI WorldCom*                        573,075
   14,900  SBC Communications                   726,375
-------------------------------------------------------
                                              3,343,969
-------------------------------------------------------



The accompanying notes are an integral part of the financial statements.

20

  VALUE PLUS FUND


SCHEDULE OF INVESTMENTS CONTINUED



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - CONTINUED
  TRANSPORTATION - 1.1%
    3,700  US Freightways                   $   177,138
   13,700  Wisconsin Central Transport*         184,094
-------------------------------------------------------
                                                361,232
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $27,959,720)                          $31,286,783
-------------------------------------------------------


                                                 Value
                                               (Note 1)

TOTAL INVESTMENTS AT VALUE - 96.7%
(COST $27,959,720) (A)                      $31,286,783
CASH AND OTHER ASSETS
NET OF LIABILITIES - 3.3%                     1,069,218
-------------------------------------------------------
NET ASSETS - 100.0%                         $32,356,001
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $27,966,854 resulting in gross unrealized appreciation and depreciation of $6,266,546 and $2,946,617, respectively, and net unrealized appreciation of $3,319,929.


The accompanying notes are an integral part of the financial statements.

21

  GROWTH & INCOME FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE GROWTH & INCOME FUND

The S&P 500 Index, the benchmark for the Growth & Income Fund, posted an unprecedented fifth consecutive year of 20+% returns in 1999 to end a phenomenal decade of U.S. equity market performance. 1999 was similar to 1998 in that the overall market exceeded even the most optimistic predictions, a narrow group of technology and growth stocks dominated market index returns, and the dispersion of returns between growth and value styles has never been greater. The Growth & Income Fund posted a (3.3)% return for 1999, compared to 21.1% for the S&P 500 Index.

Despite three interest rate hikes by the Federal Reserve and record valuations among technology stocks, the broad market posted solid returns in the first half of the year, declined sharply in the third quarter and fully recovered by year end to reach new highs. However, only a narrow group of stocks in the broad market index participated in this record setting performance.

For the second consecutive year, growth managers fully participated in this narrow market, while value managers generally remained on the sidelines. The dominance of technology and the underperformance of the finance sector led to the largest ever performance dispersion between the large cap style indices as measured by the Russell 1000 Value Index (+7.4%) and the Russell 1000 Growth Index (+33.2%). For the year, only 31% of the stocks in the S&P 500 outperformed the index and 50% of the stocks had negative returns. The Russell 1000 Value Index had similarly poor breadth, with only 35% of its stocks outperforming the index, and 50% of its stocks declining. The majority of active large cap value managers underperformed the value benchmark.

The manager of the Touchstone Growth & Income Fund, Scudder Kemper Investments, observed that the Fund's performance relative to the benchmark and their peer group suffered in the second half of the year. A number of portfolio holdings declined sharply after posting negative revenue or earnings surprises. The market, which typically is more forgiving of disappointments among low price/earnings stocks, punished these underperformers nonetheless. A handful of stocks including Xerox, Lockheed Martin, American Home Products, and First Union were the most significant detractors from performance for the fourth quarter and full year.

The most significant positive contributors to fourth quarter performance were telecommunications and telecommunications equipment holdings, led by Corning (the portfolio's largest position), which rallied 80% on continuing positive news coming out of its fiber and photonics businesses. Global Crossing rose 83% following its successful closure of the Frontier acquisition. Sprint received a takeover bid from Worldcom and leapt 27% in the quarter. In the cyclical arena, the portfolio benefited from its holdings in Georgia Pacific and Weyerhaeuser, which both rallied 23% on news of a tight supply/demand balance in pulp and container board. American Airlines (+21%) was the best performing of the major airlines during the quarter, announcing the spin-off of Sabre Group earlier than expected. In the technology sector, Philips Electronics posted a 30% gain, as it benefited from the tight capacity in semiconductor contract manufacturing (through its ownership of Taiwan Semiconductor). In the financial sector, the Fund was rewarded by evidence of the turn in the property and casualty insurance cycle, as Marsh & McLennan (+38%) and St. Paul (+22%) contributed most significantly. Morgan Stanley Dean Witter (+58%) and Lehman Brothers (+45%) also added value, as they both posted positive surprises on the heels of strong investment banking results.

22

  GROWTH & INCOME FUND


As a disciplined value investor, Scudder will adhere to the value process that they have historically followed. They believe that the portfolio is positioned to ensure participation when the style shift occurs.



GROWTH OF A $10,000 INVESTMENT - Class A Shares

                           Touchstone
                           Growth &                           S&P 500                          CDA/Wiesenberger
                           Income                             Index                            Growth &
                           Fund A                             (Major Index)                    Income - MF

--------------------------------------------------------------------------------------------------------------
9/94                       9425                               10000                            10000
12/94                      9444                               9998                             9837
3/95                       10406                              10972                            10594
6/95                       11160                              12019                            11428
9/95                       12049                              12974                            12248
12/95                      12763                              13756                            12823
3/96                       13676                              14494                            13525
6/96                       14114                              15144                            13969
9/96                       14419                              15612                            14370
12/96                      14927                              16914                            15415
3/97                       14278                              17367                            15583
6/97                       15959                              20399                            17768
9/97                       17460                              21927                            19305
12/97                      18016                              22557                            19484
3/98                       20253                              25703                            21658
6/98                       19780                              26552                            21739
9/98                       17264                              23911                            19232
12/98                      19253                              29002                            22466
3/99                       19355                              30452                            22839
6/99                       21497                              32598                            24815
9/99                       19011                              30561                            22992
12/99                      19740                              35108                            25305


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
(3.3%)            14.5%                 13.8%


Cumulative Total Return

Since Inception
10/3/94
97.4%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

23

  GROWTH & INCOME FUND


GROWTH OF A $10,000 INVESTMENT - Class C Shares

                   Touchstone
                   Growth &             S&P 500                CDA/Wiesenberger
                   Income               Index                  Growth &
                   Fund C               (Major Index)          Income - MF

------------------------------------------------------------------------------
1/99               10000                10000                  10000
3/99               10038                10500                  10166
6/99               11134                11240                  11045
9/99               9820                 10537                  10234
12/99              10180                12105                  11264


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
1.8%              1.8%


Cumulative Total Return

Since Inception
1/1/99
1.8%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.




GROWTH OF A $10,000 INVESTMENT - Class Y Shares

                Touchstone
                Growth &               S&P 500                 CDA/Wiesenberger
                Income                 Index                   Growth &
                Fund Y                 (Major Index)           Income - MF

-------------------------------------------------------------------------------

1/99            10000                  10000                   10000
3/99            10058                  10500                   10166
6/99            11185                  11240                   11045
9/99            9892                   10537                   10234
12/99           10271                  12105                   11264


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
2.7%              2.7%


Cumulative Total Return

Since Inception
1/1/99
2.7%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

24

  GROWTH & INCOME FUND


SCHEDULE OF INVESTMENTS
                                       DECEMBER 31, 1999

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 98.0%
  AEROSPACE & DEFENSE - 2.8%
  17,600   Lockheed Martin                  $   385,000
   5,500   Northrop Grumman                     297,344
   7,200   Rockwell International               344,700
-------------------------------------------------------
                                              1,027,044
-------------------------------------------------------
  AIRLINES - 0.6%
   3,400   AMR*                                 227,800
-------------------------------------------------------
  AUTOMOTIVE - 1.9%
   7,200   Ford Motor                           384,750
   8,500   Meritor Automotive                   164,688
   3,500   Paccar                               155,094
-------------------------------------------------------
                                                704,532
-------------------------------------------------------
  BANKING - 8.7%
  12,000   Bank of America                      602,250
   9,500   Chase Manhattan                      738,031
   8,962   First Union                          294,066
  14,700   FleetBoston Financial                511,744
  13,500   PNC Bank                             600,750
  17,300   US Bancorp                           411,956
-------------------------------------------------------
                                              3,158,797
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 3.5%
   8,500   Heinz (H. J.)                        338,406
  19,500   Pepsico                              687,375
  10,500   Philip Morris                        243,469
-------------------------------------------------------
                                              1,269,250
-------------------------------------------------------
  CHEMICALS - 1.3%
   5,900   Air Products & Chemicals             198,019
       1   Du Pont (E.I.) De Nemours                 66
  21,500   Lyondell Petro Chemical              274,125
-------------------------------------------------------
                                                472,210
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 3.4%
   8,900   Cadence Design Systems*              213,600
  14,600   Computer Associates
           International                      1,021,088
-------------------------------------------------------
                                              1,234,688
-------------------------------------------------------
  COSMETICS & PERSONAL CARE - 1.2%
   6,400   Colgate-Palmolive                    416,000
-------------------------------------------------------
  ELECTRIC UTILITIES - 2.8%
   5,600   Cinergy                              135,100
  10,672   ScottishPower, ADR                   298,816
  17,000   Unicom                               569,500
-------------------------------------------------------
                                              1,003,416
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 0.9%
   5,700   Emerson Electric                     327,038
-------------------------------------------------------
  ELECTRONICS - 2.5%
   6,700   Koninklijke (Royal) Philips
           Electronics (NY Reg.)                904,500
-------------------------------------------------------
  FINANCIAL SERVICES - 9.6%
  17,600   Citigroup                            977,900
  10,400   Federal National Mortgage
           Association                          649,350
   3,000   J.P. Morgan                          379,875
   6,100   Lehman Brothers Holdings             516,594
   4,000   Morgan Stanley Dean Witter           571,000
   8,500   SLM Holding                          359,125
-------------------------------------------------------
                                              3,453,844
-------------------------------------------------------




                                                 Value
   Shares                                      (Note 1)

  FOOD RETAILERS - 0.7%
   7,963   Albertson's                      $   256,807
-------------------------------------------------------
  FOREST PRODUCTS & PAPER - 2.1%
   4,900   Georgia-Pacific                      248,675
   7,100   Weyerhaeuser                         509,869
-------------------------------------------------------
                                                758,544
-------------------------------------------------------
  HEAVY MACHINERY - 1.7%
  11,700   Parker Hannifin                      600,356
-------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.7%
   3,900   General Electric                     603,525
-------------------------------------------------------
  HOUSEHOLD PRODUCTS - 5.5%
  15,300   Corning                            1,972,744
-------------------------------------------------------
  INSURANCE - 7.9%
  19,800   Allstate Corporation (The)           475,200
  18,200   Lincoln National                     728,000
   5,800   Marsh & McLennan Companies           554,988
  15,600   St. Paul Companies (The)             525,525
  10,870   XL Capital, Class A                  563,881
-------------------------------------------------------
                                              2,847,594
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 1.6%
   9,500   McGraw-Hill Companies (The)          585,438
-------------------------------------------------------
  METALS - 0.8%
   9,050   Allegheny Technologies               203,059
  10,200   Oregon Steel Mills                    80,963
-------------------------------------------------------
                                                284,022
-------------------------------------------------------
  OIL & GAS - 11.4%
   9,700   Burlington Resources                 320,706
  12,300   Conoco, Class A                      304,425
  11,546   Conoco, Class B                      287,207
  18,240   Exxon Mobil                        1,469,453
   7,000   Royal Dutch Petroleum                423,063
   9,600   Texaco                               521,400
   8,233   Total Fina S.A., ADR                 570,135
   7,600   Williams Companies (The)             232,275
-------------------------------------------------------
                                              4,128,664
-------------------------------------------------------
  PHARMACEUTICALS - 3.8%
  17,400   American Home Products               686,213
   5,300   Bristol-Myers Squibb                 340,194
   6,400   Glaxo Wellcome, ADR                  357,600
-------------------------------------------------------
                                              1,384,007
-------------------------------------------------------
  RETAILERS - 1.2%
   6,000   Dayton Hudson                        440,625
-------------------------------------------------------
  TELEPHONE SYSTEMS - 17.6%
   8,100   Alltel                               669,769
  16,300   AT&T                                 827,225
  20,900   Bell Atlantic                      1,286,656
  22,600   BellSouth                          1,057,963
   6,540   Global Crossing*                     327,000
   7,600   GTE                                  536,275
  21,332   SBC Communications                 1,039,935
   8,700   Sprint                               585,619
-------------------------------------------------------
                                              6,330,442
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

25

  GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS CONTINUED



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - CONTINUED
  TRANSPORTATION - 2.8%
   11,200  Canadian National Railway        $   294,700
   16,500  CSX                                  517,688
    9,000  Norfolk Southern                     184,500
-------------------------------------------------------
                                                996,888
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $35,518,105)                          $35,388,775
-------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 0.5%
  CHEMICALS - 0.5%
    5,900  Monsanto, ACES                   $   195,438
-------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(COST $266,258)                             $   195,438
-------------------------------------------------------




                                                 Value
                                               (Note 1)

TOTAL INVESTMENTS AT VALUE - 98.5%
(COST $35,784,363) (A)                      $35,584,213
CASH AND OTHER ASSETS
NET OF LIABILITIES - 1.5%                       546,605
-------------------------------------------------------
NET ASSETS - 100.0%                         $36,130,818
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $35,785,695 resulting in gross unrealized appreciation and depreciation of $4,489,147 and $4,690,629, respectively, and net unrealized depreciation of $201,482.
ACES - Adjustable Conversion-Rate Equity Security
ADR - American Depository Receipt


The accompanying notes are an integral part of the financial statements.

26

  BALANCED FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE BALANCED FUND
The U.S. stock market continued its strong performance in 1999, completing five consecutive years of sharply rising prices. Meanwhile, it was a rough year for bonds and, by some measures, it was the worst year ever. At year end, bonds and fixed income securities represented 40% of the Balanced Fund's assets. The Touchstone Balanced Fund had a return of 3.3% for 1999. Its benchmark, the Lehman Brothers Aggregate Index, had a return of (0.8)%.

The U.S. economy remains strong and there are indications of excessive optimism in the stock market. The three rate increases implemented by the Federal Reserve since June of 1999 have been taken in stride, and even welcomed, by the stock market. The stock market was characterized throughout 1999 -- and especially in the fourth quarter -- by two extremely contradictory trends: the rapid escalation of many technology stocks and only modest gains or even price declines for stocks across most other industry sectors. Many technology stocks did not generate any earnings, yet increased dramatically, driven by the prospect of continued rapid growth for e-commerce and the Internet. On the other hand, many "bricks and mortar" stocks with solid earnings and favorable business prospects declined in price.

The manager of the Touchstone Balanced Fund, OpCap Advisors, observed that as technology stocks soared, many non-tech issues were left behind. A full one-third of NYSE stocks declined 20% or more in 1999. Even stocks of traditional companies with excellent competitive positions and strong earnings growth tended to fare poorly in this technology-focused market environment. Performance disparities among industry sectors and types of stocks are hardly new. Nonetheless, few such disparities have been as dramatic as that which occurred during 1999 between the technology stocks and the rest of the market.

OpCap remained focused on generating excellent long-term results with below-market risk by investing in companies with superior fundamentals and inexpensive valuations.

Among the Fund's equity holdings, Oak Industries, a leading manufacturer of cable TV and telecommunications infrastructure products, was a top contributor to performance. In November, Corning agreed to acquire Oak for approximately $75 per share, a 51% premium to market, confirming OpCap's assessment of the inherent worth of Oak's valuable franchises. Another major contributor to performance was Molex, the second largest electronics connector manufacturer in the world. The company's stock appreciated significantly during the last few months of the year, reflecting the recovery of Asian markets and the company's strong position in cell phone components. Emmis, a major broadcasting company focused on large media markets, continues to be rewarded by the market for strong performance in radio and television.

The five largest equity holdings at December 31, 1999 were AMFM, a broadcasting company, representing 2.9% of the Fund's net assets; Computer Associates, a developer of software products, 2.0%; Federal Home Loan Mortgage Corp., 1.7% of the Fund's net assets; Minnesota Mining & Manufacturing (3M), a diversified manufacturer, 1.5% of net assets and Citigroup, a diversified financial services company, 1.4% of net assets.

In addition to its holdings of common stocks, bonds and fixed income securities, the Fund was invested in cash and cash equivalents. The fixed income portion of the portfolio lagged along with the bond market at large.

27

  BALANCED FUND

GROWTH OF A $10,000 INVESTMENT - Class A Shares

                                                  Lehman                    Blend 60%                  CDA/Wiesenberger
           Touchstone         S&P                 Brothers                  S&P 500, 40%               Balanced
           Balanced           500                 Aggregate Index           Lehman Brothers            Domestic
           Fund A             Index               (Major Index)             Aggregate                  Average - MF
-----------------------------------------------------------------------------------------------------------------------
9/94       9425               10000               10000                     10000                      10000
12/94      9453               9998                10038                     9973                       9893
3/95       9965               10972               10544                     10713                      10501
6/95       10922              12019               11187                     11539                      11245
9/95       11582              12974               11406                     12113                      11849
12/95      11654              13756               11892                     12734                      12337
3/96       12065              14494               11681                     13006                      12656
6/96       12209              15144               11748                     13339                      12954
9/96       12606              15612               11965                     13644                      13300
12/96      13618              16914               12324                     14446                      13973
3/97       13575              17367               12256                     14611                      13964
6/97       15028              20399               12707                     16290                      15380
9/97       15929              21927               13131                     17203                      16397
12/97      16240              22557               13514                     17666                      16572
3/98       17364              25703               13723                     19198                      17828
6/98       17443              26552               14045                     19717                      18014
9/98       15631              23911               14638                     18852                      16835
12/98      16885              29002               14687                     21182                      18708
3/99       16968              30452               14613                     21729                      18858
6/99       18090              32598               14484                     22525                      19704
9/99       17225              30561               14583                     21693                      18840
12/99      18508              35108               14565                     23543                      20267


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
3.3%              13.0%                 12.5%

Cumulative Total Return

Since Inception
10/3/94
85.1%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.


GROWTH OF A $10,000 INVESTMENT - Class C Shares

                                                  Lehman                    Blend 60%                  CDA/Wiesenberger
           Touchstone         S&P                 Brothers                  S&P 500, 40%               Balanced
           Balanced           500                 Aggregate Index           Lehman Brothers            Domestic
           Fund C             Index               (Major Index)             Aggregate                  Average - MF
-----------------------------------------------------------------------------------------------------------------------
1/99       10000              10000               10000                     10000                      10000
3/99       10032              10500               9949                      10258                      10081
6/99       10673              11240               9861                      10634                      10533
9/99       10145              10537               9929                      10241                      10071
12/99      10878              12105               9917                      11115                      10834

Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
8.8%              8.8%

Cumulative Total Return

Since Inception
1/1/99
8.8%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

28

  BALANCED FUND


SCHEDULE OF INVESTMENTS


DECEMBER 31, 1999



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 54.1%
  ADVERTISING - 2.2%
      700  Lamar Advertising*               $    42,394
      900  WPP Group                             74,813
      600  Young & Rubicam                       42,450
-------------------------------------------------------
                                                159,657
-------------------------------------------------------
  AEROSPACE & DEFENSE - 0.9%
    1,500  Boeing                                62,344
-------------------------------------------------------
  AIRLINES - 1.2%
    1,300  AMR*                                  87,100
-------------------------------------------------------
  BANKING - 4.0%
      600  Chase Manhattan                       46,613
    2,221  FleetBoston Financial                 77,319
    1,800  Household International               67,050
    2,500  Wells Fargo                          101,094
-------------------------------------------------------
                                                292,076
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 2.2%
    2,255  Diageo, ADR                           72,160
    2,200  McDonald's                            88,688
-------------------------------------------------------
                                                160,848
-------------------------------------------------------
  BUILDING MATERIALS - 0.1%
    1,422  Huttig Building Products*              7,022
-------------------------------------------------------
  CHEMICALS - 2.0%
    1,500  Du Pont (E.I.) De Nemours             98,813
    1,200  Monsanto                              42,750
-------------------------------------------------------
                                                141,563
-------------------------------------------------------
  COMMERCIAL SERVICES - 1.6%
    1,450  PerkinElmer                           60,447
    3,300  Waste Management                      56,719
-------------------------------------------------------
                                                117,166
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 2.0%
    2,050  Computer Associates International    143,372
-------------------------------------------------------
  COMPUTERS & INFORMATION - 0.9%
    2,400  Compaq Computer                       64,950
-------------------------------------------------------
  CONTAINERS & PACKAGING - 0.4%
    2,000  American National Can Group           26,000
-------------------------------------------------------
  COSMETICS & PERSONAL CARE - 0.7%
    1,600  Avon Products                         52,800
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 1.2%
    1,500  Emerson Electric                      86,063
-------------------------------------------------------
  ELECTRONICS - 2.2%
    2,000  Arrow Electronics*                    50,750
      900  Avnet                                 54,450
      900  Molex                                 51,019
-------------------------------------------------------
                                                156,219
-------------------------------------------------------
  FINANCIAL SERVICES - 3.5%
    1,875  Citigroup                            104,180
    1,100  Countrywide Credit                    27,775
    2,600  Federal Home Loan
           Mortgage Corporation                 122,363
-------------------------------------------------------
                                                254,318
-------------------------------------------------------
  FOOD RETAILERS - 1.2%
    4,700  Kroger Company (The)*                 88,713
-------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  HEAVY MACHINERY - 4.5%
    1,800  Applied Power, Class A           $    66,150
    1,750  Caterpillar                           82,359
    1,500  Dover                                 68,063
    1,600  Parker Hannifin                       82,100
      600  W.W. Grainger                         28,688
-------------------------------------------------------
                                                327,360
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 2.4%
    1,900  Carlisle Companies                    68,400
    1,100  Minnesota Mining &
           Manufacturing (3M)                   107,663
-------------------------------------------------------
                                                176,063
-------------------------------------------------------
  INSURANCE - 3.7%
    1,200  AFLAC                                 56,625
    1,557  Conseco                               27,831
    1,800  Everest Reinsurance Holdings          40,163
    1,000  PartnerRe                             32,438
    1,500  Protective Life                       47,719
    1,200  XL Capital, Class A                   62,250
-------------------------------------------------------
                                                267,026
-------------------------------------------------------
  LODGING - 1.0%
   35,400  Homestead Village*                    75,217
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 4.0%
    2,700  AMFM*                                211,275
      600  Emmis Communications, Class A*        74,784
-------------------------------------------------------
                                                286,059
-------------------------------------------------------
  METALS - 1.8%
      800  Alcoa                                 66,400
    3,200  Crane                                 63,600
-------------------------------------------------------
                                                130,000
-------------------------------------------------------
  OIL & GAS - 0.8%
    1,700  Anadarko Petroleum                    58,013
-------------------------------------------------------
  PHARMACEUTICALS - 2.2%
    1,700  American Home Products                67,044
    1,250  Teva Pharmaceutical Industries, ADR   89,609
-------------------------------------------------------
                                                156,653
-------------------------------------------------------
  REAL ESTATE - 1.0%
    3,600  Prologis Trust, REIT                  69,300
-------------------------------------------------------
  RESTAURANTS - 0.4%
    2,000  Bob Evans Farms                       30,875
-------------------------------------------------------
  RETAILERS - 1.1%
    1,100  CVS                                   43,931
    1,100  May Department Stores                 35,475
-------------------------------------------------------
                                                 79,406
-------------------------------------------------------
  TELEPHONE SYSTEMS - 3.0%
      800  Bell Atlantic                         49,250
    1,425  MCI WorldCom*                         75,614
    1,350  Sprint                                90,872
-------------------------------------------------------
                                                215,736
-------------------------------------------------------
  TRANSPORTATION - 1.9%
    2,200  Air Express International             71,088
    1,250  Sabre Group Holdings*                 64,063
-------------------------------------------------------
                                                135,151
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $3,808,179)                           $ 3,907,070
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

29

  BALANCED FUND

SCHEDULE OF INVESTMENTS CONTINUED



                                                 Value
   Shares                                      (Note 1)

PREFERRED STOCKS - 0.9%
  ENTERTAINMENT & LEISURE - 0.9%
    2,000  News Corporation Limited
           (The), ADR                         $  66,875
-------------------------------------------------------
TOTAL PREFERRED STOCKS
(COST $50,643)                                $  66,875
-------------------------------------------------------


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

ASSET-BACKED SECURITIES - 0.1%
  FINANCIAL SERVICES - 0.1%
$   4,111  Merrill Lynch
           Mortgage Investors,
           Series 1991-I,
           Class A           7.65% 01/15/12    $  4,113
-------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $4,211)                                  $  4,113
-------------------------------------------------------
CORPORATE BONDS - 20.4%
  BANKING - 4.7%
  150,000  Associates
           Corporation of
           North America     5.75% 11/01/03     142,819
  100,000  BB&T              7.25% 06/15/07      96,789
  100,000  Chase Manhattan   7.25% 06/01/07      98,043
      308  Nykredit          6.00% 10/01/26          39
-------------------------------------------------------
                                                337,690
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 0.8%
   60,000  Coca-Cola Femsa   8.95% 11/01/06      60,150
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 1.3%
  100,000  Computer Associates
           International    6.375% 04/15/05      93,036
-------------------------------------------------------
  ELECTRIC UTILITIES - 5.8%
   95,000  Financiera
           Energy           9.375% 06/15/06      80,257
  200,000  Tennessee Valley
           Authority         5.00% 12/18/03     187,556
  150,000  Wisconsin Electric
           Power            6.625% 12/01/02     148,686
-------------------------------------------------------
                                                416,499
-------------------------------------------------------
  FINANCIAL SERVICES - 4.4%
  150,000  AT&T Capital      7.50% 11/15/00     150,734
  100,000  GMAC             7.125% 05/01/01     100,177
   69,000  Paine Webber
           Group             7.00% 03/01/00      69,049
-------------------------------------------------------
                                                319,960
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 1.3%
  100,000  CSC Holdings     7.625% 07/15/18      93,000
-------------------------------------------------------
  METALS - 1.4%
  100,000  AK Steel         9.125% 12/15/06     101,750
-------------------------------------------------------
  OIL & GAS - 0.7%
   50,000  Petroleos
           Mexicanos         8.85% 09/15/07      47,875
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $1,540,369)                           $ 1,469,960
-------------------------------------------------------


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

MORTGAGE-BACKED SECURITIES - 9.1%
$  20,000  Federal Home
           Loan Mortgage
           Corporation       6.00% 03/15/08  $   19,668
   45,000  Federal National
           Mortgage
           Association       6.15% 10/25/07      44,375
  150,000  Federal National
           Mortgage
           Association       6.00% 05/15/08     140,193
  100,000  Federal National
           Mortgage
           Association       6.50% 04/29/09      93,694
  139,159  Federal National
           Mortgage
           Association       6.00% 01/01/14     132,099
   75,277  Federal National
           Mortgage
           Association       6.50% 07/18/28      70,016
   40,000  General Electric
           Capital Mortgage
           Services, Series
           1993-14, Class A7 6.50% 11/25/23      34,928
   44,500  General Electric
           Capital Mortgage
           Services, Series
           1994-10,
           Class A10         6.50% 03/25/24      42,329
   40,000  Merrill Lynch
           Mortgage Investors,
           Series 1995-C3,
           Class A3         7.089% 12/26/25      39,333
   50,000  Prudential Home
           Mortgage Securities,
           Series 1994-17,
           Class A6          6.25% 04/25/24      41,609
-------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES
(COST $697,092)                               $ 658,244
-------------------------------------------------------
MUNICIPAL BONDS - 1.9%
  HOUSING - 1.4%
   40,000  Baltimore Community
           Development
           Financing         8.20% 08/15/07  $   41,504
    4,092  Denver Colorado
           City & County
           Single Family     7.25% 12/01/10       3,949
   30,000  New York State
           Housing Finance
           Agency Service    7.50% 09/15/03      30,197
   25,000  Ohio Housing
           Financial Agency  7.90% 10/01/14      25,526
-------------------------------------------------------
                                                101,176
-------------------------------------------------------
  TRANSPORTATION - 0.5%
   30,000  Oklahoma City
           Airport           9.40% 11/01/10      32,908
-------------------------------------------------------
TOTAL MUNICIPAL BONDS
(COST $130,110)                              $  134,084
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

30

  BALANCED FUND

SCHEDULE OF INVESTMENTS CONTINUED



  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

SOVEREIGN GOVERNMENT OBLIGATIONS - 2.8%
  SOUTH AFRICA - 1.7%
ZAR    774,000  Republic
                of South
                Africa      13.00% 08/31/10  $  120,954
-------------------------------------------------------
  UNITED KINGDOM - 1.1%
GBP     37,000  United
                Kingdom
                Treasury     8.00% 12/07/15      79,789
-------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT
OBLIGATIONS (COST $220,336)                  $  200,743
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 4.1%
  180,000  U.S. Treasury
           Note             5.875% 02/15/04  $  177,019
   65,000  U.S. Treasury
           Bond              6.25% 04/30/01      65,061
   50,000  U.S. Treasury
           Bond              7.25% 08/15/22      52,719
-------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $303,273)                              $  294,799
-------------------------------------------------------


                                                 Value
                                               (Note 1)

TOTAL INVESTMENTS AT VALUE - 93.4%
(COST $6,754,213) (A)                       $ 6,735,888
CASH AND OTHER ASSETS
NET OF LIABILITIES - 6.6%                       473,725
-------------------------------------------------------
NET ASSETS - 100.0%                         $ 7,209,613
-------------------------------------------------------
Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $6,757,066 resulting in gross unrealized appreciation and depreciation of $679,190 and $700,368, respectively, and net unrealized depreciation of $21,178.
ADR - American Depository Receipt
REIT - Real Estate Investment Trust
GBP - Great Britain Pound
ZAR - South African Rand


The accompanying notes are an integral part of the financial statements.

31

  BOND FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE BOND FUND

The bond market ended its final quarter of the century on a down note, generating a negative return in December and locking in an equally poor return for the quarter. The Federal Reserve induced sell-off continued and produced only the second negative total return for bonds in a year since 1975. There are few places to hide in the fixed income market when the Federal Reserve begins to tighten the money supply. The benchmark for the Bond Fund, the Lehman Brothers Aggregate Index, had a (0.8%) return in 1999. The Bond Fund return for the same period was (6.4%).

This environment wasn't conducive to an outstanding bond portfolio performance. While the Touchstone Bond Fund is structured to produce above market income as a defensive measure, lower prices have offset this tactic causing returns to closely track the index. Performance for the Fund gross of fees for the fourth quarter and the year were -0.21% and -0.97% versus -0.12% and -0.83% for the Lehman Brothers Aggregate Index.

Fixed income has not been the investment asset of choice for the past several years when compared to the stellar returns in the equity market. The manager of the Touchstone Bond Fund, Fort Washington Investment Advisors, believes that there could continue to be rough sledding in the bond market.


GROWTH OF A $10,000 INVESTMENT - Class A Shares

              Touchstone             Lehman Brothers       CDA/Wiesenberger
              Bond                   Aggregate Index       Corporate-Investment
              Fund A                 (Major Index)         Grade - MF
-------------------------------------------------------------------------------
9/94          9525                   10000                 10000
12/94         9551                   10038                 9985
3/95          10046                  10544                 10418
6/95          10571                  11187                 11104
9/95          10742                  11406                 11331
12/95         11172                  11892                 11867
3/96          10937                  11681                 11588
6/96          10982                  11748                 11629
9/96          11175                  11965                 11842
12/96         11490                  12324                 12223
3/97          11450                  12256                 12134
6/97          11818                  12707                 12571
9/97          12197                  13131                 12999
12/97         12329                  13514                 13302
3/98          12583                  13723                 13491
6/98          12853                  14045                 13788
9/98          13202                  14638                 14188
12/98         13384                  14687                 14257
3/99          13287                  14613                 14171
6/99          13162                  14484                 13976
9/99          13203                  14583                 14040
12/99         13160                  14565                 14015


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
(6.4%)            5.6%                  5.4%


Cumulative Total Return

Since Inception
10/3/94
31.6%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

32

  BOND FUND


GROWTH OF A $10,000 INVESTMENT - Class C Shares

              Touchstone         Lehman Brothers            CDA/Wiesenberger
              Bond               Aggregate Index            Corporate-Investment
              Fund C             (Major Index)              Grade - MF
--------------------------------------------------------------------------------
1/99          10000              10000                      10000
3/99          9910               9949                       9940
6/99          9799               9861                       9803
9/99          9810               9929                       9847
12/99         9759               9917                       9830


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
(2.4%)            (2.4%)


Cumulative Total Return

Since Inception
1/1/99
(2.4%)

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.


GROWTH OF A $10,000 INVESTMENT - Class Y Shares

              Touchstone           Lehman Brothers          CDA/Wiesenberger
              Bond                 Aggregate Index          Corporate-Investment
              Fund Y               (Major Index)            Grade - MF
--------------------------------------------------------------------------------
1/99          10000                10000                    10000
3/99          9935                 9949                     9940
6/99          9848                 9861                     9803
9/99          9889                 9929                     9847
12/99         9856                 9917                     9830


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
(1.4%)            (1.4%)


Cumulative Total Return

Since Inception
1/1/99
(1.4%)

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

33

  BOND FUND


SCHEDULE OF INVESTMENTS

DECEMBER 31, 1999


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

AGENCY FOR INTERNATIONAL DEVELOPMENT BONDS - 3.4%
  CENTRAL AMERICA - 2.1%
$ 120,000  Central America
           International
           Development,
           Series F+        10.00% 12/01/11  $  132,586
  120,000  Central America
           International
           Development,
           Series G+        10.00% 12/01/11     132,586
  120,000  Central America
           International
           Development,
           Series H+        10.00% 12/01/11     132,586
-------------------------------------------------------
                                                397,758
-------------------------------------------------------
  HONDURAS - 1.3%
  100,000  Republic of Honduras
           International
           Development,
           Series C+        13.00% 06/01/06     118,494
  100,000  Republic of Honduras
           International
           Development,
           Series D+        13.00% 06/01/11     133,383
-------------------------------------------------------
                                                251,877
-------------------------------------------------------
TOTAL AGENCY FOR INTERNATIONAL
DEVELOPMENT BONDS (COST $681,852)            $  649,635
-------------------------------------------------------
ASSET-BACKED SECURITIES - 6.8%
  FINANCIAL SERVICES - 6.8%
   28,690  Chase Manhattan
           Grantor Trust,
           Series 1996-A,
           Class A           5.20% 02/15/02   $  28,595
  750,000  Chemical Credit
           Card Master Trust,
           Series 1996-2,
           Class A           5.98% 09/15/08     712,838
   72,833  Navistar Financial
           Corp. Owner Trust,
           Series 1996-A,
           Class A2          6.35% 11/15/02      72,795
  492,133  World Omni Auto
           Lease, Series
           1997-B, Class A3  6.18% 11/25/03     492,015
-------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $1,345,825)                            $1,306,243
-------------------------------------------------------
CORPORATE BONDS - 40.0%
  BANKING - 3.1%
  225,000  Credit Suisse First
           Boston - London   7.90% 05/01/07  $  214,078
  350,000  First Union       6.55% 10/15/35     332,532
   49,276  Mercantile Safe
           Deposit+        12.125% 01/02/01      49,399
-------------------------------------------------------
                                                596,009
-------------------------------------------------------


  Principal              Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

  BEVERAGES, FOOD & TOBACCO - 2.3%
$ 500,000  Pepsi Bottling,
           144A             5.625% 02/17/09  $  441,478
-------------------------------------------------------
  CHEMICALS - 4.5%
  900,000  Du Pont (E.I.)
           De Nemours       6.875% 10/15/09     870,483
-------------------------------------------------------
  COMMUNICATIONS - 2.6%
  500,000  Harris Corporation
                             6.65% 08/01/06     497,730
-------------------------------------------------------
  ELECTRIC UTILITIES - 2.4%
  500,000  Consumers Energy,
           Series B          6.50% 06/15/18     465,235
-------------------------------------------------------
  ELECTRONICS - 4.9%
1,000,000  Raytheon          5.70% 11/01/03     938,371
-------------------------------------------------------
  FINANCIAL SERVICES - 3.4%
  750,000  Safeco Capital   8.072% 07/15/37     659,612
-------------------------------------------------------
  FOREST PRODUCTS & PAPER - 1.4%
  250,000  Georgia-Pacific   9.50% 05/15/22     264,531
-------------------------------------------------------
  HEALTH CARE PROVIDERS - 3.1%
  650,000  Columbia/HCA
           Health            6.73% 07/15/45     604,937
-------------------------------------------------------
  HOUSEHOLD PRODUCTS - 3.6%
  750,000  Owens-Illinois    7.15% 05/15/05     696,290
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 1.4%
  250,000  News America
           Holdings        10.125% 10/15/12     275,052
-------------------------------------------------------
  OIL & GAS - 1.3%
  250,000  Husky Oil         8.90% 08/15/28     249,649
-------------------------------------------------------
  TELEPHONE SYSTEMS - 2.2%
  400,000  MCI WorldCom     8.875% 01/15/06     417,948
-------------------------------------------------------
  TRANSPORTATION - 3.8%
  750,000  Norfolk Southern  7.35% 05/15/07     733,254
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $8,170,971)                            $7,710,579
-------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 28.8%
  119,271  Federal Home
           Loan Mortgage
           Corporation       6.00% 05/01/09   $ 114,965
  419,767  Federal Home
           Loan Mortgage
           Corporation       6.00% 08/01/10     403,376
   35,889  Federal Home
           Loan Mortgage
           Corporation       6.00% 10/01/10      34,488
1,000,000  Federal National
           Mortgage
           Association       5.75% 04/15/03     970,904
1,223,815  Federal National
           Mortgage
           Association       6.50% 07/01/28   1,153,521
  983,939  Federal National
           Mortgage
           Association       7.00% 08/01/29     951,614


The accompanying notes are an integral part of the financial statements.

34

  BOND FUND

SCHEDULE OF INVESTMENTS CONTINUED

  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

MORTGAGE-BACKED SECURITIES - CONTINUED
$ 342,954  Government
           National Mortgage
           Association       7.00% 06/15/09  $  341,999
  227,027  Government
           National Mortgage
           Association       9.00% 08/15/19     238,338
  279,577  Government
           National Mortgage
           Association       6.50% 01/15/24     265,224
   72,037  Government
           National Mortgage
           Association       7.50% 12/15/27      71,287
  803,018  Government
           National Mortgage
           Association       7.00% 05/15/28     775,999
  242,869  Government
           National Mortgage
           Association       6.50% 09/15/28     228,145
-------------------------------------------------------
TOTAL-MORTGAGE BACKED
SECURITIES (COST $5,805,865)                 $5,549,860
-------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS - 5.2%
  CANADA - 5.2%
1,000,000  Province of
           Ontario          7.375% 01/27/03  $1,010,650
-------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT
OBLIGATIONS (COST $1,081,178)                $1,010,650
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 5.2%
1,000,000  U.S. Treasury
           Note             5.875% 10/31/01  $  993,438
-------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $994,547)                              $  993,438
-------------------------------------------------------


Shares                                           Value
                                               (Note 1)
PREFERRED STOCKS - 4.5%
  ELECTRIC UTILITIES - 2.1%
    9,600  Appalachian Power,
           8.25% Cumulative                  $  213,600
    8,700  Ohio Power, Series A,
           8.16% Cumulative                     193,575
-------------------------------------------------------
                                                407,175
-------------------------------------------------------
  OIL & GAS - 2.4%
   20,000  Transcanada Pipelines,
           8.75% Cumulative                     451,250
-------------------------------------------------------
TOTAL PREFERRED STOCKS
(COST $989,416)                              $  858,425
-------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 93.9%
(COST $19,069,654) (A)                      $18,078,830
CASH AND OTHER ASSETS
NET OF LIABILITIES - 6.1%                     1,177,309
-------------------------------------------------------
NET ASSETS - 100.0%                         $19,256,139
-------------------------------------------------------

Notes to the Schedule of Investments:
  +  Restricted and Board valued security (Note 5).
(a) The aggregate identified cost for federal income tax purposes is $19,069,654, resulting in gross unrealized appreciation and depreciation of $8,172 and $998,996, respectively, and net unrealized depreciation of $990,824.
144A - Security exempt from registration under Rule 144A of Securities Act of
      1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $441,478, or 2.3% of net assets.

The accompanying notes are an integral part of the financial statements.

35

  STANDBY INCOME FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE STANDBY INCOME FUND

The Touchstone Standby Income Fund continued to achieve success in 1999. Fort Washington Investment Advisors, the manager of the Touchstone Standby Income Fund, attributed this to their investment philosophy of sector rotation and trend analysis. The Fund's benchmark, the Merrill Lynch 91-Day Treasury Index, posted a 4.8% return for 1999. The Standby Income Fund achieved a 4.6% return for the year.

Fort Washington began 1999 with a near balanced allocation to the Commercial Paper, corporate bond and ABS markets and an index matched average maturity. As the year concluded, the Fund had a significantly higher Commercial Paper allocation, effectively unwinding the position that had helped them to achieve success in 1998. ABS and corporate spreads, which had reached historically wide levels in 1998, began to tighten adding to the Fund's total return. This, coupled with the increasing likelihood that the Federal Reserve was becoming more hostile to the bond market, caused Fort Washington to shorten duration and seek the liquidity provided by the Commercial Paper market.

Fort Washington's defensive posture allowed the success to continue into 1999, even as the bond market experienced its second worst year ever. The Fund's 4.6% return again placed the Touchstone Standby Income Fund in the top quartile of the Morningstar Ultra Short Index.


GROWTH OF A $10,000 INVESTMENT

                                          Merrill Lynch                     30-Day
             Touchstone                   91-Day                            Money Market                   Smith Barney
             Standby Income               Treasury Index                    Yield Index                    3-Month
             Fund*                        (Major Index)                     (Minor Index)                  Treasury Bill
------------------------------------------------------------------------------------------------------------------------
9/94         10000                        10000                             10000                          10000
12/94        10115                        10133                             10117                          10130
3/95         10248                        10285                             10254                          10272
6/95         10400                        10439                             10396                          10422
9/95         10527                        10588                             10535                          10569
12/95        10692                        10744                             10673                          10713
3/96         10804                        10876                             10805                          10851
6/96         10937                        11016                             10934                          10988
9/96         11078                        11168                             11066                          11132
12/96        11206                        11314                             11201                          11276
3/97         11346                        11458                             11336                          11419
6/97         11492                        11614                             11478                          11566
9/97         11646                        11769                             11623                          11716
12/97        11792                        11917                             11770                          11868
3/98         11950                        12072                             11914                          12021
6/98         12103                        12227                             12064                          12173
9/98         12273                        12401                             12216                          12327
12/98        12440                        12540                             12358                          12468
3/99         12579                        12673                             12494                          12485
6/99         12708                        12822                             12629                          12622
9/99         12845                        12984                             12773                          12766
12/99        13007                        13146                             12930                          12926


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
4.6%              5.2%                  5.1%


Cumulative Total Return

Since Inception
10/3/94
30.1%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

36

  STANDBY INCOME FUND


SCHEDULE OF INVESTMENTS


DECEMBER 31, 1999



  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

ASSET-BACKED SECURITIES - 12.9%
$ 252,317  Auto Finance Group
           Receivables Trust,
           Series 1997-A,
           Class A           6.35% 10/15/02  $  251,540
  325,681  Auto Finance Group
           Receivables Trust,
           Series 1997-B,
           Class A           6.20% 02/15/03     323,782
  247,281  Capital Asset
           Research Funding,
           Series 1998-A,
           Class A, 144A    5.905% 12/15/05     247,976
  500,000  Chase Credit Card
           Master Trust,
           Series 1998-6,
           Class B (a)      6.973% 09/15/04     501,175
  540,000  Citibank Credit Card
           Master Trust,
           Series 1997-3,
           Class A          6.839% 02/10/04     539,341
  410,756  Mellon Auto
           Grantor Trust,
           Series 1999-1,
           Class B           5.76% 10/17/05     405,527
   18,832  Newcourt Equipment
           Trust Securities,
           Series 1998-1,
           Class A2          5.17% 09/20/00      18,832
  406,539  Onyx Acceptance
           Auto Trust, Series
           1998-1, Class A   5.95% 07/15/04     402,941
  172,246  Summit Acceptance
           Auto Trust,
           Series 1996-A,
           Class A1, 144A    7.01% 07/15/02     172,784
  255,840  UCFC Home
           Equity Loan,
           Series 1998-D,
           Class AF1        6.105% 04/15/13     254,878
-------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $3,134,708)                            $3,118,776
-------------------------------------------------------
COMMERCIAL PAPER - 63.3%
1,000,000  Centennial Energy
           Holdings,
           Sec. 4(2)         7.20% 01/21/00  $  995,000
1,000,000  Consolidated
           Natural Gas       7.05% 01/21/00     995,104
  520,000  Consolidation
           Coal              6.43% 01/21/00     515,170
7,550,000  Inter-American
           Development
           Bank              5.78%            7,530,603
1,000,000  Merrill Lynch     6.37% 01/31/00     993,807
1,000,000  PHH               7.15% 01/21/00     995,035


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

COMMERCIAL PAPER - CONTINUED
$ 570,000  Popular North
           America           6.30% 01/24/00 $   564,713
  565,000  South Carolina
           Electric & Gas    6.60% 02/01/00     560,857
  600,000  Tandy             6.45% 02/08/00     595,378
1,000,000  Toyota Credit
           (Puerto Rico)     6.55% 01/20/00     995,633
  570,000  UOP, Sec. 4(2)    6.75% 01/28/00     564,443
-------------------------------------------------------
TOTAL COMMERCIAL PAPER
(COST $15,305,743)                          $15,305,743
-------------------------------------------------------
CORPORATE BONDS - 14.8%
  BANKING - 4.6%
  570,000  MBNA, MTN (a)     6.58% 07/07/03 $   564,784
  540,000  Popular, Series 3,
           MTN               6.40% 08/25/00     538,560
-------------------------------------------------------
                                              1,103,344
-------------------------------------------------------
  ELECTRIC UTILITIES - 2.1%
  500,000  SCANA,
           MTN (a)          6.813% 07/14/00     499,863
-------------------------------------------------------
  FINANCIAL SERVICES - 2.1%
  500,000  Potomac Capital
           Investment,
           144A              7.55% 11/19/01     501,257
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 0.6%
  150,000  Cox
           Communications   6.375% 06/15/00     150,148
-------------------------------------------------------
  REAL ESTATE - 2.1%
  500,000  Federal Realty
           Investment Trust,
           REIT             8.875% 01/15/00     500,253
-------------------------------------------------------
  RESTAURANTS - 1.0%
  239,000  ARA Services    10.625% 08/01/00     242,061
-------------------------------------------------------
  RETAILERS - 2.3%
  550,000  Dayton Hudson    10.00% 12/01/00     565,089
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $3,592,162)                           $ 3,562,015
-------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.5%
  600,000  Federal Home
           Loan Bank         5.73% 01/14/00 $   597,326
  500,000  Federal Home
           Loan Mortgage
           Corportation,
           Series UB         6.00% 11/15/08     493,195
-------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (COST $1,100,764)               $ 1,090,521
-------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 95.5%
(COST $23,133,377) (B)                      $23,077,055
CASH AND OTHER ASSETS
NET OF LIABILITIES - 4.5%                     1,084,721
-------------------------------------------------------
NET ASSETS - 100.0%                         $24,161,776
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

37

  STANDBY INCOME FUND

SCHEDULE OF INVESTMENTS CONTINUED




Notes to the Schedule of Investments:

(a) Interest rate shown reflects current rate on instrument with variable rate.
(b) The aggregate identified cost for federal income tax purposes is $23,133,377, resulting in gross unrealized appreciation and depreciation of $3,650 and $59,972, respectively, and net unrealized depreciation of $56,322.
144A - Security exempt from registration under Rule 144A of Securities Act of
       1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $922,017, or 3.8% of net assets.

Sec. 4(2) - Securities offered pursuant to Section 4(2) of the Securities Act of
            1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. At December 31, 1999, these securities were valued at $1,559,443, or 6.5% of net assets.
MTN - Medium Term Note
REIT - Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

38

  TOUCHSTONE SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES
                                                             DECEMBER 31, 1999

                    TOUCHSTONE    TOUCHSTONE    TOUCHSTONE   TOUCHSTONE    TOUCHSTONE                               TOUCHSTONE
                     EMERGING    INTERNATIONAL    INCOME        VALUE       GROWTH &     TOUCHSTONE   TOUCHSTONE      STANDBY
                      GROWTH        EQUITY      OPPORTUNITY     PLUS         INCOME       BALANCED       BOND         INCOME
                       FUND          FUND          FUND         FUND          FUND          FUND         FUND         FUND(E)
ASSETS:
Investments, at value
   (Note1)(a)       $14,297,997  $15,393,299    $8,023,032   $31,286,783  $35,584,213    $6,735,888   $18,078,830  $23,077,055
Cash                    332,115           --        39,203     1,142,975      684,758       320,743       880,807      903,916
Foreign currency (b)         --           --            --            --           --         2,391            --           --
Receivables for:
   Investments sold      22,738      142,567            --            --           --            --            --           --
   Fund shares sold       1,416        2,455           324            43          780           624             6           --
   Dividends              6,882        4,672            --        33,720       63,622         1,625        17,590           --
   Foreign tax reclaims      --        9,390            --           367        3,455            --         1,094           --
   Interest               2,556        1,017       230,899         5,983        3,475        35,096       247,247      100,729
Unrealized appreciation
   on foreign forward
   currency contracts        --           --            --            --           --           326            --           --
Receivable from
   Investment
   Advisor (Note 6)      94,851      168,044       164,514            --           --       152,264       120,542      111,499
------------------------------------------------------------------------------------------------------------------------------
     Total assets    14,758,555   15,721,444     8,457,972    32,469,871   36,340,303     7,248,957    19,346,116   24,193,199
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
   Investments
   purchased              1,730      142,185            --            --           --            --            --           --
   Fund shares
   redeemed               6,947        1,005         8,471            --        2,342         2,185           500        2,059
Unrealized depreciation
   on foreign forward
   currency contracts        --        1,049            --            --           --            --            --           --
Payable to Investment
   Advisor (Note 6)          --           --            --        68,346       96,816            --            --           --
Other accrued expenses   42,177       59,038        43,353        45,524      110,327        37,159        89,477       29,364
------------------------------------------------------------------------------------------------------------------------------
    Total liabilities    50,854      203,277        51,824       113,870      209,485        39,344        89,977       31,423
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS(C)       $14,707,701  $15,518,167    $8,406,148   $32,356,001  $36,130,818    $7,209,613   $19,256,139  $24,161,776
------------------------------------------------------------------------------------------------------------------------------
COMPUTATION OF NET ASSET VALUE, REDEMPTION VALUE AND OFFERING PRICE PER SHARE:
Net assets
  - Class A         $10,743,308  $ 9,043,060    $5,329,689   $31,807,545  $12,573,988    $4,248,477   $ 4,309,853  $24,161,776
Shares outstanding
  - Class A             633,546      547,386       778,365     2,702,538      871,043       356,241       455,338    2,445,173
Net asset value and
   redemption price per
   share -
   Class A          $     16.96   $    16.52    $     6.85   $     11.77  $     14.44    $    11.93   $      9.47  $      9.88
Offering price per share
   - Class A (d)    $     17.99   $    17.53    $     7.19   $     12.49  $     15.32    $    12.66   $      9.94  $      9.88
Net assets
  - Class C         $ 3,964,393   $6,475,107    $3,076,459   $   548,456  $ 2,108,577    $2,961,136   $   997,953  $        --
Shares outstanding
   - Class C            243,392      406,736       463,383        47,763      159,131       257,042       109,081           --
Net asset value, offering
   price and redemption
   price per share
   - Class C        $     16.29   $    15.92    $     6.64   $     11.48  $     13.25     $   11.52   $      9.15  $        --
Net assets
   - Class Y        $        --   $       --    $       --   $        --  $21,448,253     $      --   $13,948,333  $        --
Shares outstanding
   - Class Y                 --           --            --            --    1,074,730            --     1,067,830           --
Net asset value, offering
   price and redemption
   price per share
   - Class Y        $        --   $       --    $       --   $        --  $     19.96     $      --   $     13.06  $        --
------------------------------------------------------------------------------------------------------------------------------
(a)  Cost of
     investments
     of:            $10,763,136  $11,753,613    $8,063,401   $27,959,720  $35,784,363    $6,754,213   $19,069,654  $23,133,377
(b)  Cost of foreign
     currency of:   $        --  $        --    $       --   $        --  $        --    $    2,367   $        --  $        --
(c)  See the Statement of Changes in Net Assets for components of net assets.
(d)  The offering price per share is calculated as follows: Net Asset Value Per Share/(1-maximum sales load).
(e)  The Fund does not offer classes of shares. All Fund information is shown in the spaces corresponding to Class A.

The accompanying notes are an integral part of the financial statements.

39

  TOUCHSTONE SERIES TRUST


STATEMENTS OF OPERATIONS
                                            FOR THE YEAR ENDED DECEMBER 31, 1999



                    TOUCHSTONE    TOUCHSTONE    TOUCHSTONE   TOUCHSTONE    TOUCHSTONE                               TOUCHSTONE
                     EMERGING    INTERNATIONAL    INCOME        VALUE       GROWTH &     TOUCHSTONE   TOUCHSTONE      STANDBY
                      GROWTH        EQUITY      OPPORTUNITY     PLUS         INCOME       BALANCED       BOND         INCOME
                       FUND          FUND          FUND         FUND          FUND          FUND         FUND          FUND
INVESTMENT INCOME
(NOTE 1):
Interest income      $   29,477   $   12,301    $1,108,296    $   55,207   $   25,966    $  204,810    $1,261,883   $  709,187
Dividend income(a)       70,954      175,337            --       359,297      866,148        49,724        86,248           --
------------------------------------------------------------------------------------------------------------------------------
   Total investment
   income               100,431      187,638     1,108,296       414,504      892,114       254,534     1,348,131      709,187
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory
   fees (Note 3)         96,269      117,039        59,613       224,988      305,915        59,339       108,553       28,605
Sponsor fees (Note 3)    24,067       24,640        18,342        59,997       76,479        14,835        39,474       22,884
Custody, administration
   and fund accounting
   fees                  87,024      168,151        88,315        89,091      122,537        83,985       104,707       69,820
Transfer agent fees      95,027       92,283        94,610        58,906      103,972        88,008        75,287       65,195
Registration fees        16,660       23,623        22,123        25,029       22,299        22,965        20,949       14,511
Professional fees        11,638       11,406        12,608        19,383       22,951         9,891        15,018       10,203
Printing fees            24,855       28,768        23,797        48,287       51,569        19,285        22,974       24,749
Trustee fees                978          956         1,259         1,938        3,077           890         1,635        1,170
Distribution fees
   - Class A             21,608       17,648        14,568        73,078       34,869        10,887        11,783           --
Distribution fees
   - Class C             32,920       51,644        32,752         5,161       24,394        30,290        10,142           --
Amortization of
   organization costs     7,393        7,393         7,393            --        7,393         7,393         7,393        9,789
Miscellaneous             1,698        1,773         1,536         4,004        2,641         1,169           887        1,631
------------------------------------------------------------------------------------------------------------------------------
   Total expenses       420,137      545,324       376,916       609,862      778,096       348,937       418,802      248,557
   Reimbursement
   or waiver from
   Investment
   Advisor
   (Note 6)            (215,188)    (309,722)     (242,471)     (216,639)    (317,320)     (226,438)     (268,587)    (162,742)
-------------------------------------------------------------------------------------------------------------------------------
   Net expenses         204,949      235,602       134,445       393,223      460,776       122,499       150,215       85,815
-------------------------------------------------------------------------------------------------------------------------------
Net investment
   income (loss)       (104,518)     (47,964)      973,851        21,281      431,338       132,035     1,197,916      623,372
-------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
   Investments        2,394,962    2,822,986    (3,040,680)    2,709,639      128,669       637,223      (347,955)     (46,908)
   Foreign currency
   transactions              --      (58,523)           --            --           --        (7,726)           --           --
-------------------------------------------------------------------------------------------------------------------------------
                      2,394,962    2,764,463    (3,040,680)    2,709,639      128,669       629,497      (347,955)     (46,908)
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
   Investments        2,521,564    1,714,220     2,175,422     1,607,624      524,230      (106,165)   (1,153,862)     (58,658)
   Foreign currency
   translations              --       (1,369)           --            --           --           563            --           --
-------------------------------------------------------------------------------------------------------------------------------
                      2,521,564    1,712,851     2,175,422     1,607,624      524,230      (105,602)   (1,153,862)     (58,658)
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND
   UNREALIZED
   GAIN (LOSS):       4,916,526    4,477,314      (865,258)    4,317,263      652,899       523,895    (1,501,817)    (105,566)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS        $4,812,008   $4,429,350    $  108,593    $4,338,544   $1,084,237    $  655,930    $ (303,901)  $  517,806
-------------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign tax
     withholding of: $       --   $   17,180    $       --    $    1,830   $    2,936    $      368    $       --   $       --


The accompanying notes are an integral part of the financial statements.

40

  TOUCHSTONE SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS
                                                  TOUCHSTONE EMERGING    TOUCHSTONE INTERNATIONAL     TOUCHSTONE INCOME
                                                       GROWTH FUND              EQUITY FUND           OPPORTUNITY FUND
                                               --------------------------------------------------------------------------------
                                                   FOR THE     FOR THE      FOR THE      FOR THE      FOR THE     FOR THE
                                                 YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                    1999        1998         1999         1998         1999        1998
OPERATIONS:
   Net investment income (loss)                 $ (104,518)  $  (27,765) $  (47,964)  $   (1,691)  $  973,851  $  714,488
   Net realized gain (loss)                      2,394,962      363,157   2,764,463      345,939   (3,040,680)   (670,556)
   Net change in unrealized appreciation
         (depreciation)                          2,521,564     (340,021)  1,712,851      643,481    2,175,422  (1,110,683)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
         from operations                         4,812,008       (4,629)  4,429,350      987,729      108,593  (1,066,751)
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
         Class A                                        --           --     (16,101)      (6,819)    (634,236)   (727,740)
         Class C                                        --           --          --           --     (341,850)         --
         Class Y                                        --           --          --           --           --          --
   Realized capital gains
         Class A                                (1,429,950)    (407,884)   (690,064)    (373,319)          --          --
         Class C                                  (532,042)          --    (511,346)          --           --          --
         Class Y                                        --           --          --           --           --          --
   Distributions in excess of net investment income
         Class A                                        --           --     (14,483)     (20,277)     (81,498)         --
         Class C                                        --           --          --           --      (45,806)         --
         Class Y                                        --           --          --           --           --          --
   Distributions in excess of realized capital gains
         Class A                                        --      (50,275)         --           --           --          --
         Class C                                        --           --          --           --           --          --
         Class Y                                        --           --          --           --           --          --
   Return of capital distributions
         Class A                                        --           --          --           --           --     (56,290)
         Class C                                        --           --          --           --           --          --
         Class Y                                        --           --          --           --           --          --
-------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions            (1,961,992)    (458,159) (1,231,994)    (400,415)  (1,103,390)   (784,030)
-------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
   Capital Contribution - Class C (Note 7)       3,284,020           --   5,226,105           --    3,798,163          --
   Capital Contribution - Class Y (Note 7)              --           --          --           --           --          --
   Proceeds from shares sold                     1,738,718    5,012,537   1,242,946    1,630,252    1,334,627   3,476,133
   Reinvestment of dividends and distributions   1,716,110      418,391   1,227,418      398,640      942,415     623,322
   Cost of shares redeemed                      (3,216,309)  (1,581,667) (2,251,174)    (501,457)  (3,332,584) (2,599,216)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share
         transactions                            3,522,539    3,849,261   5,445,295    1,527,435    2,742,621   1,500,239
-------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets       6,372,555    3,386,473   8,642,651    2,114,749    1,747,824    (350,542)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                           8,335,146    4,948,673   6,875,516    4,760,767    6,658,324   7,008,866
-------------------------------------------------------------------------------------------------------------------------------
   End of period                               $14,707,701   $8,335,146 $15,518,167   $6,875,516  $ 8,406,148  $6,658,324
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                             $10,901,854   $7,715,214 $10,442,829   $5,804,081  $13,013,011  $8,978,000
   Undistributed (distributions in excess of)
         net investment income                          --           --      35,589      (32,893)    (117,424)         --
   Accumulated net realized gain (loss)            270,986      (47,580)  1,400,906       27,664   (4,449,070)   (909,681)
   Net unrealized appreciation (depreciation)    3,534,861      667,512   3,638,843    1,076,664      (40,369) (1,409,995)
-------------------------------------------------------------------------------------------------------------------------------
   Net assets applicable to shares outstanding $14,707,701   $8,335,146 $15,518,167   $6,875,516  $ 8,406,148  $6,658,324
-------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations: The Fund commenced operations on May 1, 1998.
(b) The Fund does not offer classes of shares. All Fund information is shown in the spaces corresponding to Class A.

The accompanying notes are an integral part of the financial statements.

41

  TOUCHSTONE SERIES TRUST

                                                            TOUCHSTONE VALUE          TOUCHSTONE GROWTH            TOUCHSTONE
                                                                PLUS FUND                & INCOME FUND            BALANCED FUND
                                                       -----------------------------------------------------------------------------
                                                           FOR THE      FOR THE       FOR THE     FOR THE      FOR THE      FOR THE
                                                         YEAR ENDED PERIOD ENDED(A) YEAR ENDED  YEAR ENDED  YEAR ENDED   YEAR ENDED
                                                        DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER
                                                            1999         1998          1999        1998         1999       31, 1998
OPERATIONS:
   Net investment income (loss)                         $   21,281  $   40,182    $  431,338   $  181,174   $  132,035  $   88,739
   Net realized gain (loss)                              2,709,639    (608,840)      128,669      220,365      629,497     225,430
   Net change in unrealized appreciation
         (depreciation)                                  1,607,624   1,699,825       524,230     (338,911)    (105,602)   (183,060)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
         from operations                                 4,338,544   1,131,167     1,084,237       62,628      655,930     131,109
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
         Class A                                           (33,255)    (40,182)     (165,297)    (183,340)    (105,330)    (93,863)
         Class C                                                --          --        (7,313)          --      (36,471)         --
         Class Y                                                --          --      (261,137)          --           --          --
   Realized capital gains
         Class A                                          (638,617)         --       (24,828)    (304,181)    (324,326)   (185,895)
         Class C                                           (11,183)         --        (4,407)          --     (232,046)         --
         Class Y                                                --          --       (30,551)          --           --          --
   Distributions in excess of net investment income
         Class A                                                --          --        (2,012)      (6,836)          --     (11,391)
         Class C                                                --          --           (89)          --           --          --
         Class Y                                                --          --        (3,179)          --           --          --
   Distributions in excess of realized capital gains
         Class A                                                --          --            --      (70,773)          --          --
         Class C                                                --          --            --           --           --          --
         Class Y                                                --          --            --           --           --          --
   Return of capital distributions
         Class A                                                --      (3,702)     (969,080)     (13,429)          --          --
         Class C                                                --          --      (171,468)          --           --          --
         Class Y                                                --          --    (1,193,905)          --           --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                     (683,055)    (43,884)   (2,833,266)    (578,559)    (698,173)   (291,149)
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
   Capital Contribution - Class C (Note 7)                 318,185          --     2,753,186           --    3,339,459          --
   Capital Contribution - Class Y (Note 7)                      --          --    20,868,632           --           --          --
   Proceeds from shares sold                             1,447,308  25,939,165     1,928,120   13,903,526      765,540   2,065,886
   Reinvestment of dividends and distributions             674,160      43,452     2,824,251      569,460      695,607     286,919
   Cost of shares redeemed                                (806,675)     (2,366)   (5,755,291)  (4,676,332)  (2,184,837)   (872,443)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions       1,632,978  25,980,251    22,618,898    9,796,654    2,615,769   1,480,362
------------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets               5,288,467  27,067,534    20,869,869    9,280,723    2,573,526   1,320,322
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                 $27,067,534 $        --   $15,260,949  $ 5,980,226   $4,636,087  $3,315,765
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                       $32,356,001 $27,067,534   $36,130,818  $15,260,949   $7,209,613  $4,636,087
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:                                 $27,595,607 $25,976,551   $36,332,300  $15,278,502   $7,083,151  $4,521,372
   Paid-in capital
   Undistributed (distributions in excess of)
         net investment income                                  --          --         1,598           --       (3,313)      1,963
   Accumulated net realized gain (loss)                  1,433,331    (608,842)       (2,930)     (66,551)     149,136      74,357
   Net unrealized appreciation (depreciation)            3,327,063   1,699,825      (200,150)      48,998      (19,361)     38,395
------------------------------------------------------------------------------------------------------------------------------------
   Net assets applicable to shares outstanding         $32,356,001 $27,067,534   $36,130,818  $15,260,949   $7,209,613  $4,636,087


                                                           TOUCHSTONE            TOUCHSTONE STANDBY
                                                            BOND FUND              INCOME FUND(B)
                                                   ----------------------------------------------------
                                                        FOR THE     FOR THE      FOR THE      FOR THE
                                                     YEAR ENDED    YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                    DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                           1999        1998         1999         1998
OPERATIONS:
   Net investment income (loss)                    $ 1,197,916   $  218,403  $  623,372   $  536,968
   Net realized gain (loss)                           (347,955)      66,845     (46,908)      15,437
   Net change in unrealized appreciation
         (depreciation)                             (1,153,862)      37,207     (58,658)       2,467
------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
         from operations                              (303,901)     322,455     517,806      554,872
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
         Class A                                      (314,128)    (219,500)   (626,405)    (541,711)
         Class C                                       (63,775)          --          --           --
         Class Y                                      (832,231)          --          --           --
   Realized capital gains
         Class A                                           (31)     (53,127)         --       (2,087)
         Class C                                            (7)          --          --           --
         Class Y                                           (73)          --          --           --
   Distributions in excess of net investment income
         Class A                                        (1,716)      (4,091)         --           --
         Class C                                          (348)          --          --           --
         Class Y                                        (4,547)          --          --           --
   Distributions in excess of realized capital gain
         Class A                                            --           --          --           --
         Class C                                            --           --          --           --
         Class Y                                            --           --          --           --
   Return of capital distributions
         Class A                                       (33,705)          --          --           --
         Class C                                        (8,180)          --          --           --
         Class Y                                       (78,615)          --          --           --
----------------------------------------------------------------------------------------------------
   Total dividends and distributions               (1,337,356)    (276,718)   (626,405)    (543,798)
----------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
   Capital Contribution - Class C (Note 7)           1,139,586           --          --           --
   Capital Contribution - Class Y (Note 7)          14,150,014           --          --           --
   Proceeds from shares sold                         1,713,920    4,527,950  15,760,941    8,443,462
   Reinvestment of dividends and distributions       1,327,271      271,637     623,651      543,405
   Cost of shares redeemed                          (2,356,902)  (1,606,439) (3,371,225)  (6,343,864)
----------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions  15,973,889    3,193,148  13,013,367    2,643,003
----------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets          14,332,632    3,238,885  12,904,768    2,654,077
----------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                             $ 4,923,507   $1,684,622 $11,257,008  $ 8,602,931
----------------------------------------------------------------------------------------------------
   End of period                                   $19,256,139   $4,923,507 $24,161,776  $11,257,008
----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:                             $20,599,903   $4,840,284 $24,249,371  $11,238,577
   Paid-in capital
   Undistributed (distributions in excess of)
         net investment income                              --        3,657      16,536        7,490
   Accumulated net realized gain (loss)               (352,940)      10,547     (47,809)       8,605
   Net unrealized appreciation (depreciation)         (990,824)      69,019     (56,322)       2,336
----------------------------------------------------------------------------------------------------
   Net assets applicable to shares outstanding     $19,256,139   $4,923,507 $24,161,776  $11,257,008

42

FINANCIAL HIGHLIGHTS

TOUCHSTONE SERIES TRUST


CLASS A
SELECTED DATA FOR A SHARE OUTSTANDING:

                                                                                   TOUCHSTONE EMERGING GROWTH FUND
                                                                       -------------------------------------------------------------
                                                                         FOR THE     FOR THE      FOR THE     FOR THE      FOR THE
                                                                       YEAR ENDED PERIOD ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                                        12/31/99    12/31/98     12/31/97      12/31/96  12/31/95
Net asset value, beginning of period                                   $  13.40      $13.85       $11.55        $11.52    $10.11
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              (0.09)      (0.04)       (0.03)         0.01     (0.01)
Net realized and unrealized gain (loss) on investments                     6.18        0.37         3.71          1.20      2.29
----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                        6.09        0.33         3.68          1.21      2.28
----------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     --          --           --         (0.01)    (0.03)
   Realized capital gains                                                 (2.53)      (0.78)       (1.38)        (1.17)    (0.84)
   Return of capital                                                         --          --           --            --        --
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                         (2.53)      (0.78)       (1.38)        (1.18)    (0.87)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  16.96     $13.40        $13.85        $11.55    $11.52
----------------------------------------------------------------------------------------------------------------------------------
   Total return(a)                                                        45.85%      2.57%        32.20%        10.56%    22.56%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                     $ 10,743     $8,335        $4,949        $2,873    $2,520
Ratios to average net assets:
   Expenses (b)                                                            1.50%      1.50%         1.50%         1.50%     1.50%
   Net investment income (loss)                                           (0.66)%    (0.41)%       (0.30)%       (0.12)%   (0.05)%
Portfolio turnover                                                           97%        78%          101%          117%      109%
----------------------------------------------------------------------------------------------------------------------------------


(a) The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(b) If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                           3.29%      4.11%         5.94%         6.58%     7.09%
(c)  Amount rounds to less than $0.01.


The accompanying notes are an integral part of the financial statements.

43

TOUCHSTONE SERIES TRUST

                                                                                TOUCHSTONE INTERNATIONAL EQUITY FUND
                                                                       -------------------------------------------------------------
                                                                           FOR THE     FOR THE    FOR THE     FOR THE      FOR THE
                                                                        YEAR ENDED  PERIOD ENDED YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                                        12/31/99      12/31/98    12/31/97    12/31/96     12/31/95
Net asset value, beginning of period                                    $12.89         $11.41     $10.63      $ 9.58       $ 9.12
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              0.00(c)        0.00(c)    0.02        0.05         0.21
Net realized and unrealized gain (loss) on investments                    5.06           2.27       1.64        1.06         0.47
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                       5.06           2.27       1.66        1.11         0.68
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 (0.06)         (0.05)     (0.02)      (0.06)       (0.22)
   Realized capital gains                                                (1.37)         (0.74)     (0.86)         --           --
   Return of capital                                                        --             --         --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                        (1.43)         (0.79)     (0.88)      (0.06)       (0.22)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $16.52         $12.89     $11.41      $10.63      $  9.58
------------------------------------------------------------------------------------------------------------------------------------
   Total return(a)                                                       39.50%         19.94%     15.57%      11.61%        5.29%
RATIOS AND SUPPLEMENTAL DATA:                                          -------------------------------------------------------------
Net assets at end of period (000s)                                      $9,043         $6,876     $4,761      $3,449      $ 2,617
Ratios to average net assets:
   Expenses (b)                                                           1.60%          1.60%      1.60%       1.60%        1.60%
   Net investment income (loss)                                          (0.08)%        (0.03)%     0.17%       0.42%        0.11%
Portfolio turnover                                                         155%           138%       151%         86%          90%
------------------------------------------------------------------------------------------------------------------------------------

(a) The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(b) If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets assets would have been as follows:
                                                                          4.11%          5.18%      7.07%       6.63%        7.30%
(c)  Amount rounds to less than $0.01.

                                                                                     TOUCHSTONE INCOME OPPORTUNITY FUND
                                                                   ----------------------------------------------------------------
                                                                         FOR THE     FOR THE     FOR THE      FOR THE      FOR THE
                                                                       YEAR ENDED PERIOD ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                                         12/31/99    12/31/98     12/31/97     12/31/96     12/31/95
Net asset value, beginning of period                                    $ 7.63      $ 9.89        $10.90      $ 9.83       $ 9.08
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              0.80        0.90          1.24        1.12         1.19
Net realized and unrealized gain (loss) on investments                   (0.68)      (2.18)        (0.23)       1.38         0.77
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                       0.12       (1.28)         1.01        2.50         1.96
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 (0.90)      (0.91)        (1.22)      (1.12)       (1.21)
   Realized capital gains                                                   --          --         (0.80)      (0.31)          --
   Return of capital                                                        --       (0.07)           --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                        (0.90)      (0.98)        (2.02)      (1.43)       (1.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 6.85      $ 7.63        $ 9.89      $10.90       $ 9.83
------------------------------------------------------------------------------------------------------------------------------------
   Total return(a)                                                        1.16%     (13.77)%        9.49%      26.66%       23.19%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                      $5,330      $6,658        $7,009      $4,579       $1,369
Ratios to average net assets:
   Expenses (b)                                                           1.20%       1.20%         1.20%       1.20%        1.20%
   Net investment income (loss)                                          10.90%      10.02%        11.19%      11.29%       12.42%
Portfolio turnover                                                         227%        283%          270%        222%         120%
------------------------------------------------------------------------------------------------------------------------------------

(a) The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(b) If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets assets would have been as follows:
                                                                          3.84%       3.77%         4.07%       6.74%       11.03%
(c)  Amount rounds to less than $0.01.

44

  TOUCHSTONE SERIES TRUST

FINANCIAL HIGHLIGHTS

CLASS A - CONTINUED
SELECTED DATA FOR A SHARE OUTSTANDING:

                                                                                                   TOUCHSTONE VALUE PLUS FUND(A)
                                                                                                   ----------------------------
                                                                                                        FOR THE      FOR THE
                                                                                                      YEAR ENDED  PERIOD ENDED
                                                                                                       12/31/99     12/31/98
Net asset value, beginning of period                                                                      $ 10.41    $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                                                 0.01       0.02
Net realized and unrealized gain (loss) on investments                                                       1.60       0.41
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                                          1.61       0.43
---------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                                    (0.01)     (0.02)
   Realized capital gains                                                                                   (0.24)       --
   Return of capital                                                                                           --       0.00(e)
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                                           (0.25)     (0.02)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                            $ 11.77    $ 10.41
---------------------------------------------------------------------------------------------------------------------------------
   Total return(b)                                                                                          15.51%      4.29%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                                                        $31,808    $27,068
Ratios to average net assets:
   Expenses(c)                                                                                               1.30%      1.30%(d)
   Net investment income (loss)                                                                              0.08%      0.25%(d)
Portfolio turnover                                                                                             60%        34%
---------------------------------------------------------------------------------------------------------------------------------



(a)  The Fund commenced operations on May 1, 1998.
(b)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(c)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                                                             2.02%     2.25%(d)
(d)  Ratios are annualized.
(e)  Amount rounds to less than $0.01.
(f)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.


The accompanying notes are an integral part of the financial statements.


45

  TOUCHSTONE SERIES TRUST

                                                                   TOUCHSTONE GROWTH & INCOME FUND
                                                           ----------------------------------------------------------
                                                                 FOR THE    FOR THE    FOR THE    FOR THE    FOR THE
                                                               YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
                                                                12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
Net asset value, beginning of period                            $ 15.47    $ 15.06    $14.03     $13.14     $10.02
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       0.17       0.19      0.09       0.12       0.05
Net realized and unrealized gain (loss) on investments             0.21       0.84(f)   2.78       2.12       3.46
--------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                0.38       1.03      2.87       2.24       3.51
--------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          (0.20)     (0.20)    (0.11)     (0.12)     (0.16)
   Realized capital gains                                         (0.03)     (0.40)    (1.73)     (1.23)     (0.23)
   Return of capital                                              (1.18)     (0.02)       --         --         --
--------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                 (1.41)     (0.62)    (1.84)     (1.35)     (0.39)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 14.44    $ 15.47    $15.06     $14.03     $13.14
--------------------------------------------------------------------------------------------------------------------------
   Total return(b)                                                 2.53%      6.87%    20.70%     16.95%     35.14%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                              $12,574    $15,261    $5,980     $3,659     $1,500
Ratios to average net assets:
   Expenses(c)                                                     1.30%      1.30%     1.30%      1.30%      1.30%
   Net investment income (loss)                                    1.04%      1.50%     0.67%      0.55%      0.56%
Portfolio turnover                                                  66%         64%      170%        92%       102%
--------------------------------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on May 1, 1998.
(b)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(c)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                    2.13%      2.70%     4.34%      5.31%     16.35%
(d)  Ratios are annualized.
(e)  Amount rounds to less than $0.01.
(f)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.



                                                                        TOUCHSTONE BALANCED FUND
                                                            ------------------------------------------------------
                                                              FOR THE    FOR THE    FOR THE    FOR THE    FOR THE
                                                             YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
                                                              12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
Net asset value, beginning of period                          $12.09     $12.42     $12.48     $11.34     $ 9.97
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.27       0.25       0.27       0.30       0.31
Net realized and unrealized gain (loss) on investments          0.76       0.23       2.09       1.59       1.99
------------------------------------------------------------------------------------------------------------------
   Total from investment operations                             1.03       0.48       2.36       1.89       2.30
------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (0.31)     (0.30)     (0.30)     (0.30)     (0.33)
   Realized capital gains                                      (0.88)     (0.51)     (2.12)     (0.45)     (0.60)
   Return of capital                                              --         --         --         --         --
------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                              (1.19)     (0.81)     (2.42)     (0.75)     (0.93)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $11.93     $12.09     $12.42     $12.48     $11.34
------------------------------------------------------------------------------------------------------------------
   Total return(b)                                              9.61%      3.98%     19.25%     16.86%     23.24%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                            $4,248     $4,636     $3,316     $2,085     $1,502
Ratios to average net assets:
   Expenses(c)                                                  1.35%      1.35%      1.35%      1.35%      1.35%
   Net investment income (loss)                                 2.09%      2.11%      2.07%      2.19%      2.39%
Portfolio turnover                                                70%        59%       120%        88%       121%
------------------------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on May 1, 1998.
(b)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(c)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                4.40%      4.93%      7.53%      8.52%      9.83%
(d)  Ratios are annualized.
(e)  Amount rounds to less than $0.01.
(f)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

46

  TOUCHSTONE SERIES TRUST


FINANCIAL HIGHLIGHTS

CLASS A - CONTINUED
SELECTED DATA FOR A SHARE OUTSTANDING:

                                                                                             TOUCHSTONE BOND FUND
                                                                     ------------------------------------------------------------
                                                                               FOR THE   FOR THE    FOR THE    FOR THE   FOR THE
                                                                             YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
                                                                               12/31/99  12/31/98   12/31/97   12/31/96  12/31/95
Net asset value, beginning of period                                           $10.39     $10.22    $10.17    $10.61    $ 9.88
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                     0.59       0.55      0.61      0.71      0.56
Net realized and unrealized gain (loss) on investments                          (0.76)      0.30      0.11     (0.43)     1.07
----------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                       (0.17)      0.85      0.72      0.28      1.63
----------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                        (0.68)     (0.57)    (0.66)    (0.70)    (0.86)
   Realized capital gains                                                       --         (0.11)    (0.01)    (0.02)    (0.04)
   Return of capital                                                            (0.07)     --        --        --        --
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                               (0.75)     (0.68)    (0.67)    (0.72)    (0.90)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 9.47     $10.39    $10.22    $10.17    $10.61
----------------------------------------------------------------------------------------------------------------------------------
         Total return(a)                                                        (1.68)%     8.56%     7.30%     2.85%    16.95%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                             $4,310     $4,924    $1,685    $  821     $ 523
Ratios to average net assets:
   Expenses(b)                                                                   0.90%      0.90%     0.90%     0.90%     0.90%
   Net investment income (loss)                                                  5.92%      5.68%     6.08%     6.01%     6.21%
Portfolio turnover                                                                 57%       170%       88%       64%       78%
----------------------------------------------------------------------------------------------------------------------------------

(a)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(b)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                                 2.26%      4.13%     7.13%    13.61%    29.29%
(c)  Amount rounds to less than $0.01.

The accompanying notes are an integral part of the financial statements.

47

  TOUCHSTONE SERIES TRUST


                                                                                TOUCHSTONE STANDBY INCOME FUND
                                                                   -----------------------------------------------------------------
                                                                         FOR THE     FOR THE      FOR THE    FOR THE    FOR THE
                                                                       YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED YEAR ENDED
                                                                        12/31/99     12/31/98    12/31/97    12/31/96   12/31/95
Net asset value, beginning of period                                     $ 9.98      $  9.97     $ 9.98       $10.01     $10.03
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                               0.54         0.52       0.51         0.46      0.55
Net realized and unrealized gain (loss) on investments                    (0.10)        0.01         --         0.01     (0.02)
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                  0.44         0.53       0.51         0.47      0.53
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                  (0.54)       (0.52)     (0.52)       (0.50)    (0.55)
   Realized capital gains                                                    --        (0.00)(c)     --           --        --
   Return of capital                                                         --           --         --           --        --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                         (0.54)       (0.52)    (0.52)        (0.50)    (0.55)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 9.88      $  9.98    $ 9.97        $  9.98    $10.01
------------------------------------------------------------------------------------------------------------------------------------
         Total return(a)                                                   4.56%        5.49%     5.21%         4.80%     5.71%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                      $24,162      $11,257    $8,603        $6,456    $5,910
Ratios to average net assets:
   Expenses(b)                                                             0.75%        0.75%     0.75%         0.75%     0.75%
   Net investment income (loss)                                            5.46%        5.17%     5.14%         4.88%     5.32%
Portfolio turnover                                                           65%         683%      285%           20%      142%
------------------------------------------------------------------------------------------------------------------------------------

(a)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(b)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                           2.17%        2.37%     3.51%          2.80%    2.80%
(c)  Amount rounds to less than $0.01.


48

  TOUCHSTONE SERIES TRUST

FINANCIAL HIGHLIGHTS
                                            FOR THE YEAR ENDED DECEMBER 31, 1999


CLASS C (A)
SELECTED DATA FOR A SHARE OUTSTANDING:
                                           TOUCHSTONE              TOUCHSTONE
                                            EMERGING  TOUCHSTONE     INCOME      TOUCHSTONE  TOUCHSTONE  TOUCHSTONE
                                            GROWTH   INTERNATIONAL OPPORTUNITY   VALUE PLUS   GROWTH &    BALANCE      TOUCHSTONE
                                             FUND     EQUITY FUND     FUND          FUND     INCOME FUND   FUND         BOND FUND
                                           --------------------------------------------------------------------------------------
Net asset value, beginning
  of period                                $13.04       $12.51       $ 7.42        $10.26       $14.26       $11.65       $10.08
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)                (0.19)       (0.11)        0.72         (0.07)        0.04         0.17         0.51
Net realized and unrealized
  gain (loss) on investments                 5.97         4.89        (0.66)         1.53         0.21         0.73        (0.75)
---------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations       5.78         4.78         0.06          1.46         0.25         0.90        (0.24)
---------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS FROM:
   Net investment income                       --           --        (0.84)           --        (0.05)       (0.15)       (0.62)
   Realized capital gains                   (2.53)       (1.37)          --         (0.24)       (0.03)       (0.88)          --
   Return of capital                           --           --           --            --        (1.18)          --        (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions           (2.53)       (1.37)       (0.84)        (0.24)       (1.26)       (1.03)       (0.69)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $16.29       $15.92       $ 6.64        $11.48       $13.25       $11.52       $ 9.15
---------------------------------------------------------------------------------------------------------------------------------
         Total return(b)                    44.86%       38.44%        0.49%        14.24%        1.80%        8.78%       (2.41)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)         $3,964       $6,475       $3,076        $  548       $2,109       $2,961       $  998
Ratios to average net assets(c)
   Expenses                                  2.25%        2.35%        1.95%         2.05%        2.05%        2.10%        1.65%
Net investment income (loss)                (1.41)%      (0.81)%      10.14%        (0.65)   %    0.30%        1.33%        5.18%
Portfolio turnover                             97%         155%         227%           60%          99%          70%         120%
---------------------------------------------------------------------------------------------------------------------------------


(a)  The Class commenced operations on January 1, 1999.
(b)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(c)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                             4.03%        4.86%        4.59%         2.76%        2.87%        5.15%        3.01%


The accompanying notes are an integral part of the financial statements.

49

  TOUCHSTONE SERIES TRUST


FINANCIAL HIGHLIGHTS
                                            FOR THE YEAR ENDED DECEMBER 31, 1999



CLASS Y (A)
SELECTED DATA FOR A SHARE OUTSTANDING:



                                                                      TOUCHSTONE GROWTH                  TOUCHSTONE
                                                                         & INCOME FUND                    BOND FUND
                                                                     --------------------           --------------------
Net asset value, beginning of period                                   $        20.87                 $        14.15
------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                     0.23                           0.64
Net realized and unrealized gain (loss) on investments                           0.34                          (0.84)
------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                        0.57                          (0.20)
------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                        (0.26)                         (0.82)
   Realized capital gains                                                       (0.03)                            --
   Return of capital                                                            (1.19)                         (0.07)
------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                               (1.48)                         (0.89)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $        19.96                 $        13.06
------------------------------------------------------------------------------------------------------------------------
   Total return (b)                                                              2.71%                         (1.44)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                     $       21,448                 $       13,948
Ratios to average net assets (c)
   Expenses                                                                      1.05%                          0.65%
   Net investment income (loss)                                                  1.28%                          6.18%
Portfolio turnover                                                                 99%                           120%
------------------------------------------------------------------------------------------------------------------------


(a)  The Class commenced operations on January 1, 1999.
(b)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(c)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                                 1.88%                          2.01%

The accompanying notes are an integral part of the financial statements.

50

  TOUCHSTONE SERIES TRUST


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Touchstone Series Trust (the "Trust"), formerly Select Advisors Trust A, was organized as a Massachusetts business trust on February 7, 1994 and is registered under the Investment Company Act of 1940, as amended ("the Act"), as an open-end management investment company. The Trust consists of eight Funds, each having distinct investment objectives and policies: Touchstone Emerging Growth Fund ("Emerging Growth Fund"), Touchstone International Equity Fund ("International Equity Fund"), Touchstone Income Opportunity Fund ("Income Opportunity Fund"), Touchstone Value Plus Fund ("Value Plus Fund"), Touchstone Growth & Income Fund ("Growth & Income Fund"), Touchstone Balanced Fund ("Balanced Fund"), Touchstone Bond Fund ("Bond Fund") and Touchstone Standby Income Fund ("Standby Income Fund") (each a "Fund" and collectively, the "Funds").

Each Fund, other than the Growth & Income Fund, Bond Fund and Standby Income Fund, is divided into two classes of shares: class A shares ("Class A Shares") and class C shares ("Class C Shares"). Each class of shares charges different sales charges and distribution or service fees. The amount of sales charges and other fees you pay will depend on which class of shares you own. The Growth & Income Fund and the Bond Fund also offer class Y shares ("Class Y Shares"), which are not available for sale to the public. The Standby Income Fund does not offer classes of shares and it does not charge sales charges, distribution fees or service fees.

As of December 31, 1999, Touchstone Advisors, Inc., an indirect subsidiary of the Western-Southern Life Assurance Company ("Western-Southern"), and Western-Southern together owned 20.6%, 4.8%, 6.8%, 1.5%, 48.6%, 7.0% and 40.6%
of the outstanding Class A Shares and 0.1%, 0.1%, 0.1%, 0%, 0.2%, 0%, and 0% of the outstanding Class C Shares of the Emerging Growth Fund, the International Equity Fund, the Income Opportunity Fund, the Value Plus Fund, the Growth & Income Fund, the Balanced Fund, and the Bond Fund, respectively. Touchstone Advisors, Inc. and Western-Southern owned 6.3% of the outstanding shares of the Standby Income Fund as of December 31, 1999.

The accounting policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies of the Funds.

INVESTMENT VALUATION. Securities for which market quotations are readily available are valued at the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price in the over-the-counter market. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in good faith under consistently applied procedures in accordance with procedures established by the Trustees of the Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

51

  TOUCHSTONE SERIES TRUST

FOREIGN CURRENCY VALUE TRANSLATION. The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of these securities, but are included with net realized and unrealized gain or loss on investments.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date has passed are recorded as soon as the Trust is informed of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured.

DIVIDENDS AND DISTRIBUTIONS. Substantially all of the net investment income of the Income Opportunity Fund and the Bond Fund is declared as dividends and paid monthly. Substantially all of the net investment income of the Value Plus Fund and the Balanced Fund is declared as dividends and paid quarterly. Substantially all of the net investment income of the Growth & Income Fund is currently declared as dividends and paid quarterly. For the months of January 1999 through March 1999, the Growth & Income Fund declared and paid dividends monthly. Substantially all of the net investment income of the Emerging Growth Fund and the International Equity Fund is declared as dividends and paid annually. It is the policy of the Standby Income Fund to record income dividends daily and distribute them monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually. Dividends and distributions are recorded on the ex-dividend date and are reinvested at net asset value.

Income and realized capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to non-deductible organization costs, passive foreign investment companies, foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated net realized gain or loss from the Funds may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

ORGANIZATION EXPENSE. Organization expenses attributable to the Funds were deferred and are being amortized by each Fund on a straight-line basis over a five-year period from commencement of operations. The amount paid by the Trust on any redemption by Touchstone Advisors, Inc. or any other then-current holder

52

  TOUCHSTONE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED


of the organizational seed capital shares ("Initial Shares") of the Fund will be reduced by a portion of any unamortized organization expenses of the Fund, determined by the proportion of the number of the Initial Shares of the Fund redeemed to the number of the Initial Shares of the Fund then outstanding after taking into account any prior redemptions of the Initial Shares of the Fund. The amount of such reduction in excess of the unamortized organization expenses of the Fund, if any, shall be contributed by the Fund.

FEDERAL TAXES. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, and net realized capital gains, if any, within the prescribed time periods. Therefore, no provision has been made for federal income taxes. It is intended that each Fund's assets will be managed in such a way that an investor in the Fund will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

WRITTEN OPTIONS. Each Fund may enter into written option agreements. The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

FORWARD FOREIGN CURRENCY AND SPOT CONTRACTS. Each Fund may enter into forward foreign currency and spot contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Trustees of the Trust and the change in the market value is recorded by the Funds as unrealized appreciation and depreciation of forward foreign currency contracts. As of December 31, 1999, the following Funds had the following open forward foreign currency and spot contracts:



                                                                                                     Unrealized
                                                 Contracts to                                       Appreciation/
Portfolio Name             Maturity Date        Deliver/Receive     In Exchange For     Value      (Depreciation)
Balanced Fund:
Sales                       02/01/2000            GBP  41,520           $ 68,124      $  67,069       $ 1,055
                            03/13/2000            ZAR 565,000             91,141         91,870          (729)
-----------------------------------------------------------------------------------------------------------------
                                                                                                       $  326
-----------------------------------------------------------------------------------------------------------------
GBP Great Britain Pound
ZAR South African Rand



53

  TOUCHSTONE SERIES TRUST


                                                                                                     Unrealized
                                                 Contracts to                                       Appreciation/
Portfolio Name             Maturity Date        Deliver/Receive      In Exchange For     Value      (Depreciation)
International Equity Fund:
Sales                       01/04/2000            EUR 141,036           $143,222       $142,229       $  (993)
                            01/04/2000            GBP  88,271            142,514        142,570           (56)
                            01/04/2000            ZAR     893                145            145            --
-----------------------------------------------------------------------------------------------------------------
                                                                                                      $(1,049)
-----------------------------------------------------------------------------------------------------------------
EUR European Monetary Unit (Euro)
GBP Great Britain Pound
ZAR  South African Rand


REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. Each Fund may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Trustees of the Fund Trust. The Fund, through its custodian, receives as collateral, delivery of the underlying securities, whose market value is required to be at least 100% of the resale price at the time of purchase. The resale price reflects the purchase price plus an agreed upon rate of interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

SECURITY TRANSACTIONS. Securities transactions are recorded on a trade date basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

EXPENSES. Expenses incurred by the Trust with respect to any two or more Funds in the Trust are prorated to each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a class are charged to that class. Other expenses of each Fund are further allocated to each class of shares based on their relative net asset values.


2. RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

Some of the Funds may invest in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

54

  TOUCHSTONE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED


3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISOR. The Trust has an investment advisory agreement with Touchstone Advisors, Inc. (the "Advisor"), an indirect subsidiary of Western-Southern Life Assurance Company ("Western-Southern"). Under the terms of the investment advisory agreement, each Fund pays an investment advisory fee that is computed daily and paid monthly. For the year ended December 31, 1999, each Fund incurred the following investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of the Fund.



           Emerging  International  Income      Value     Growth &                            Standby
            Growth      Equity    Opportunity   Plus       Income     Balanced     Bond       Income
             Fund        Fund        Fund       Fund        Fund        Fund       Fund        Fund
Rate         0.80%       0.95%       0.65%      0.75%       0.80%       0.80%      0.55%       0.25%
-------------------------------------------------------------------------------------------------------


Subject to review and approval by the Board of Trustees, the Advisor has entered into certain sub-advisory agreements for the investment advisory services in connection with the management of each of the Funds. The Advisor pays each sub-advisor a fee for services provided using an annual rate, as specified below, that is computed daily and paid monthly based on average daily net assets. As of December 31, 1999, the following sub-advisory agreements were in place:

EMERGING GROWTH FUND
David L. Babson & Company, Inc.                0.50%
Westfield Capital Management Company, Inc.     0.45% on the first $10 million
                                               0.40% on the next $40 million
                                               0.35% thereafter
INTERNATIONAL EQUITY FUND
Credit Suisse Asset Management                 0.85% on the first $30 million
                                               0.80% on the next $20 million
                                               0.70% on the next $20 million
                                               0.60% thereafter
INCOME OPPORTUNITY FUND
Alliance Capital Management L.P.               0.40% on the first $50 million
                                               0.35% on the next $20 million
                                               0.30% on the next $20 million
                                               0.25% thereafter
VALUE PLUS FUND
Fort Washington Investment Advisors, Inc.      0.45%

GROWTH & INCOME FUND
Scudder Kemper Investments, Inc.               0.50% on the first $150 million
                                               0.45% thereafter
BALANCED FUND
OpCap Advisors, Inc.                           0.60% on the first $20 million*
                                               0.50% on the next $30 million*
                                               0.40% thereafter*
BOND FUND
Fort Washington Investment Advisors, Inc.      0.30%

STANDBY INCOME FUND
Fort Washington Investment Advisors, Inc.      0.15%

* Includes assets of the Balanced Fund of the Trust and the Balanced Fund of the Touchstone Variable Series Trust (for which OpCap Advisors, Inc. also acts in a sub-advisory capacity).

Fort Washington Investment Advisors, Inc., is an affiliate of the Advisor.

55

  TOUCHSTONE SERIES TRUST


DISTRIBUTION AND SERVICE PLAN. Under the Trust's Distribution and Service Plan in accordance with Rule 12b-1 under the Act, the Trust retains Touchstone Securities, Inc. ("Distributor"), an indirect subsidiary of Western-Southern, as a service agent of the Trust and as the principal underwriter of the shares of each Fund. Under the Distribution Plan, Class C Shares of each Fund pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund to finance activity that is principally intended to result in the sale of Class C Shares of the Fund. Under the Service Plan, Class A Shares and Class C Shares of each Fund pay a fee to the Distributor in an amount computed at an annual rate of 0.25% of the average daily net assets of the Fund for the provision of certain services to the holders of Class A Shares and Class C Shares.

SPONSOR. The Trust, on behalf of each Fund, has entered into a Sponsor Agreement with the Advisor. The Advisor provides oversight of the various service providers to the Trust, including the Trust's administrator, custodian and transfer agent. The Advisor receives a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Advisor waived all fees under the Sponsor Agreement through December 31, 1999. In the last amendment to the Sponsor Agreement, the Advisor also agreed to continue to waive all fees until April 30, 2000. The Sponsor Agreement may be terminated by the Sponsor or by the Trust on not less than 30 days prior written notice.

TRUSTEES. Each Trustee who is not an "interested person" (as defined in the Act) of the Trust receives an aggregate of $5,000 annually plus $1,000 per meeting attended, as well as reimbursement for reasonable out-of-pocket expenses from the Trust and from Touchstone Variable Series Trust which is included in a separate annual report. For the year ended December 31, 1999 the Trust incurred $11,903 in Trustee fees which was prorated to each Fund.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES
Investment transactions (excluding purchases and sales of U.S. government agency obligations and excluding short-term investments) for the year ended December 31, 1999 were as follows:


                                 Cost of Purchases        Proceeds from Sales

    Emerging Growth Fund             $10,881,802              $12,034,258
    International Equity Fund         18,436,152               18,763,995
    Income Opportunity Fund           19,695,435               21,307,289
    Value Plus Fund                   17,640,821               17,077,526
    Growth & Income Fund              24,461,076               28,062,562
    Balanced Fund                      4,405,934                5,713,658
    Bond Fund                          4,177,018                3,033,546
    Standby Income Fund                9,405,343                4,215,180


The following Funds had transactions in U.S. government and U.S. government agency obligations:

                                  Cost of Purchases        Proceeds from Sales
     Growth & Income Fund              $ 520,576             $    384,660
     Balanced Fund                       536,732                  445,979
     Bond Fund                         6,855,778                7,675,939
     Standby Income Fund               1,117,792                1,165,442

56

  TOUCHSTONE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED


5. RESTRICTED SECURITIES

Restricted securities may be difficult to dispose of and involve time-consuming negotiation and expense. Prompt sale of these securities may involve the seller taking a discount to the security's stated market value. As of December 31, 1999, the Bond Fund held restricted securities valued by the trustees of the Trust at $699,034, representing 3.63% of net assets. Acquisition date and cost of each are as follows:

                                       Acquisition Date                  Cost

Mercantile Safe Deposit                    3/28/85                     $ 49,459
Central America, Series F                   8/1/86                      139,864
Central America, Series G                   8/1/86                      139,864
Central America, Series H                   8/1/86                      139,864
Republic of Honduras, Series C              5/1/88                      122,571
Republic of Honduras, Series D              5/1/88                      139,689

The Bond Fund received these securities from The Western & Southern Life Insurance Company Separate Account A on October 4, 1994, in exchange for a proportionate interest in the Bond Portfolio. As part of a subsequent reorganization, these securities were redeemed in kind and acquired by the Bond Fund. (Note 7)


6. EXPENSE REIMBURSEMENTS

The Sponsor has agreed to reimburse each Fund so that, following such reimbursement, the aggregate total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of each Fund are not greater, on an annual basis, than the percentage of average daily net assets of the Fund listed below for the year ended December 31, 2000.

                            Emerging International Income      Value    Growth &                          Standby
                             Growth     Equity   Opportunity   Plus      Income    Balanced     Bond      Income
                              Fund       Fund       Fund       Fund       Fund       Fund       Fund       Fund
Voluntary Expense Limit -
            Class A           1.50%      1.60%      1.20%      1.30%      1.30%      1.35%      0.90%      0.75%
Voluntary Expense Limit -
            Class C           2.25%      2.35%      1.95%      2.05%      2.05%      2.10%      1.65%       --
Voluntary Expense Limit -
            Class Y            --         --         --         --        1.05%       --        0.65%       --
Aggregate Amount of
Reimbursement to Fund       $215,188   $309,722   $242,471   $216,639   $317,320   $226,438   $268,587   $162,742
-----------------------------------------------------------------------------------------------------------------


7. CAPITAL CONTRIBUTION

Effective immediately after the close of business on December 31, 1998, each series of Select Advisors Trust C and each series of Select Advisors Trust A withdrew its assets (net of liabilities) from the corresponding series of Select Advisors Portfolios. Each Select Advisors Trust A Fund then acquired all of the assets (net of the liabilities) of the corresponding Select Advisors Trust C Fund in a tax-free exchange for Class C shares of such Select Advisors Trust A Fund. In addition, where applicable, The Western & Southern Life Insurance Company Separate Account A, in a taxable exchange, withdrew its assets from each Portfolio of Select Advisors Portfolios in which it invested and reinvested such assets in Class Y shares of the corresponding Select Advisors Trust A Fund. Select Advisors Trust A was renamed Touchstone Series Trust at the time of these transactions. Thus, an initial capital contribution to each Fund of Touchstone Series Trust equal to the amount of the respective Select Advisors Trust C Fundand The Western & Southern Life Insurance Company Separate Account A's net assets was made at that time.

57

  TOUCHSTONE SERIES TRUST

The following is a summary by Fund of unrealized appreciation (depreciation) acquired from each series of Select Advisors Trust C as of the acquisition date, as well as the number of shares issued from each class from the transaction:

Touchstone                     Unrealized         Class C          Class Y
Series Trust Fund             Appreciation/       Shares           Shares
(Survivor Fund)              (Depreciation)       Issued           Issued
--------------                ------------     ------------     -------------
Emerging Growth                  $345,785         $251,885
International Equity              849,328          417,774                --
Income Opportunity               (805,796)         511,577                --
Value Plus                         19,614           31,018                --
Growth & Income                    91,423          193,065         1,000,000
Balanced                           47,846          286,552                --
Bond                               20,632          113,070         1,000,000

As of January 1, 1999, the Income Opportunity Fund had a capital loss carryover of $495,541. There is an annual limitation of $178,514 on this capital loss carry-forward.


8. CAPITAL SHARE TRANSACTIONS

Transactions in capital stock were as follows for the following periods and classes of each Fund:


TOUCHSTONE EMERGING GROWTH FUND

                                                     Year Ended                   Year Ended
                                                  December 31, 1999          December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                               97,013      $  1,411,794    343,695        $5,012,537
   Reinvestment of dividends and
   distributions                             71,583        1,184,076     32,355           418,391
-------------------------------------------------------------------------------------------------------
                                            168,596         2,595,870    376,050         5,430,928
   Shares redeemed                         (157,019)       (2,291,937)  (111,410)       (1,581,667)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   11,577       $   303,933    264,640        $3,849,261
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               23,001        $  326,924         --        $       --
   Reinvestment of dividends and
   distributions                             33,503          532,034          --                --
-------------------------------------------------------------------------------------------------------
                                             56,504           858,958         --                --
   Shares redeemed                          (64,997)         (924,372)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   (8,493)        $ (65,414)        --        $       --
-------------------------------------------------------------------------------------------------------


TOUCHSTONE INTERNATIONAL EQUITY FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999          December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                               70,684        $  940,653    123,496        $1,630,252
   Reinvestment of dividends and
   distributions                             44,305           716,077     30,828           398,640
-------------------------------------------------------------------------------------------------------
                                            114,989         1,656,730    154,324         2,028,892
   Shares redeemed                         (100,888)       (1,381,046)   (38,129)         (501,457)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   14,101        $  275,684    116,195        $1,527,435
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               23,528        $  302,293         --        $       --
   Reinvestment of dividends and
   distributions                             32,842           511,341         --                --
-------------------------------------------------------------------------------------------------------
                                             56,370           813,634         --                --
   Shares redeemed                          (67,408)         (870,128)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (11,038)       $  (56,494)        --        $       --
-------------------------------------------------------------------------------------------------------

58

  TOUCHSTONE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED

TOUCHSTONE INCOME OPPORTUNITY FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999            December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                              134,505       $   986,761    374,781      $  3,476,133
   Reinvestment of dividends and
     distributions                           86,330           618,750     71,619           623,322
-------------------------------------------------------------------------------------------------------
                                            220,835         1,605,511    446,400         4,099,455
   Shares redeemed                         (314,603)       (2,302,822)  (283,285)       (2,599,216)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (93,768)      $  (697,311)   163,115      $  1,500,239
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               48,569       $   347,865         --      $         --
   Reinvestment of dividends and
     distributions                           46,506           323,665         --                --
-------------------------------------------------------------------------------------------------------
                                             95,075           671,530         --                --
   Shares redeemed                         (143,269)       (1,029,761)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (48,194)      $  (358,231)        --      $         --
-------------------------------------------------------------------------------------------------------


TOUCHSTONE VALUE PLUS FUND
                                                     Year Ended                  Period Ended
                                                  December 31, 1999           December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                               88,299       $   988,307  2,605,472       $25,939,165
   Reinvestment of dividends and
     distributions                           56,984           663,608      4,677            43,452
-------------------------------------------------------------------------------------------------------
                                            145,283         1,651,915  2,610,149        25,982,617
   Shares redeemed                          (43,587)         (508,020)    (9,307)           (2,366)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  101,696       $ 1,143,895  2,600,842       $25,980,251
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               43,709       $   459,000         --       $        --
   Reinvestment of dividends and
     distributions                              928            10,553         --                --
-------------------------------------------------------------------------------------------------------
                                             44,637           469,553         --                --
   Shares redeemed                          (27,892)         (298,655)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   16,745       $   170,898         --       $        --
-------------------------------------------------------------------------------------------------------


TOUCHSTONE GROWTH & INCOME FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999           December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                               86,582       $ 1,384,357    840,694       $13,903,526
   Reinvestment of dividends and
     distributions                           80,184         1,155,576     36,887           569,460
-------------------------------------------------------------------------------------------------------
                                            166,766         2,539,933    877,581        14,472,986
   Shares redeemed                         (282,426)       (4,495,609)  (287,905)       (4,676,332)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                 (115,660)      $(1,955,676)   589,676       $ 9,796,654
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               36,922         $ 543,763         --       $        --
   Reinvestment of dividends and
   distributions                             13,727           179,904         --                --
-------------------------------------------------------------------------------------------------------
                                             50,649           723,667         --                --
   Shares redeemed                          (84,583)       (1,259,682)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (33,934)      $  (536,015)        --       $        --
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class Y):
   Shares sold                                   --         $      --         --       $        --
   Reinvestment of dividends and
   distributions                             74,730         1,488,771         --                --
-------------------------------------------------------------------------------------------------------
                                             74,730         1,488,771         --                --
   Shares redeemed                               --                --         --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   74,730       $ 1,488,771         --       $        --
-------------------------------------------------------------------------------------------------------

59

  TOUCHSTONE SERIES TRUST

TOUCHSTONE BALANCED FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999           December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                               41,173       $   513,685    161,051        $2,065,886
   Reinvestment of dividends and
   distributions                             35,999           427,794     23,854           286,919
-------------------------------------------------------------------------------------------------------
                                             77,172           941,479    184,905         2,352,805
   Shares redeemed                         (104,320)       (1,306,240)   (68,591)         (872,443)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (27,148)     $   (364,761)   116,314        $1,480,362
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               20,873      $    251,855         --        $
   distributions                             23,421           267,813         --                --
-------------------------------------------------------------------------------------------------------
                                             44,294           519,668         --                --
   Shares redeemed                          (73,804)         (878,597)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (29,510)     $   (358,929)        --        $       --
-------------------------------------------------------------------------------------------------------


TOUCHSTONE BOND FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999           December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                              137,197      $  1,368,199    436,841        $4,527,950
   Reinvestment of dividends and
   distributions                             34,756           341,765     26,120           271,637
-------------------------------------------------------------------------------------------------------
                                            171,953         1,709,964    462,961         4,799,587
   Shares redeemed                         (190,712)       (1,898,035)  (153,703)       (1,606,439)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (18,759)     $   (188,071)   309,258        $3,193,148
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               35,660      $    345,721         --        $       --
   Reinvestment of dividends and
     distributions                            7,353            70,040         --                --
-------------------------------------------------------------------------------------------------------
                                             43,013           415,761         --                --
   Shares redeemed                          (47,002)         (458,867)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   (3,989)      $   (43,106)        --        $       --
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class Y):
   Shares sold                                   --       $        --         --        $       --
   Reinvestment of dividends and
   distributions                             67,830           915,466         --                --
-------------------------------------------------------------------------------------------------------
                                             67,830                           --                --
   Shares redeemed                               --                --         --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   67,830           915,466         --        $       --
-------------------------------------------------------------------------------------------------------


TOUCHSTONE STANDBY INCOME FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999           December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding:
   Shares sold                            1,593,735       $15,760,608    846,688        $8,443,462
   Reinvestment of dividends and
   distributions                             62,866           623,984     54,478           543,405
-------------------------------------------------------------------------------------------------------
                                          1,656,601        16,384,592    901,166         8,986,867
   Shares redeemed                         (339,513)       (3,371,225)  (635,946)       (6,343,864)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                1,317,088       $13,013,367    265,220        $2,643,003
-------------------------------------------------------------------------------------------------------

60

  TOUCHSTONE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED


9. SUBSEQUENT EVENT

On February 15, 2000, the Board of Trustees of Touchstone Series Trust (the "Trust") approved an Agreement and Plan of Reorganization (the "CST Agreement") between the Trust and Countrywide Strategic Trust (the "Strategic Trust"). Pursuant to the CST Agreement, Touchstone Emerging Growth Fund and Touchstone International Equity Fund will be merged into separate new series of Strategic Trust. In addition, Touchstone Value Plus Fund and Touchstone Growth & Income Fund will be merged into one new series of Strategic Trust. On the same date, the Trust's Board of Trustees approved an Agreement and Plan of Reorganization (the "CIT Agreement") between the Trust and Countrywide Investment Trust ("Investment Trust"). Pursuant to the CIT Agreement, Touchstone Bond Fund will be merged into Intermediate Bond Fund of Investment Trust. Each merger is subject to approval by the shareholders of the relevant Touchstone Fund.

As of the effective time of the reorganization, each of the Touchstone Funds that has received shareholder approval (each an "Acquired Fund") will transfer all of its assets, subject to liabilities, to the corresponding Countrywide Fund (each an "Acquiring Fund") in exchange solely for shares of the Acquiring Fund. As soon as practicable after the Closing Date, each Acquired Fund will distribute pro rata to its shareholders of record the shares of the Acquiring Fund received in the exchange. After the reorganization, a shareholder of an Acquired Fund will own shares of the corresponding class of the Acquiring Fund equal in value to the shares of the Acquired Fund owned by the shareholder before the reorganization.

The mergers are part of the consolidation of the Touchstone and Countrywide mutual fund complexes resulting from the acquisition by Fort Washington Investment Advisors, Inc., an affiliate of the Advisor, of all of the outstanding stock of the parent of Countrywide Investments, Inc. which serves as the investment advisor to each fund in the Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust. In connection with this consolidation, it is anticipated that the following Touchstone Funds will be terminated: Touchstone Income Opportunity Fund, Touchstone Balanced Fund and Touchstone Standby Income Fund. When the consolidation is completed and all assets of the Trust have been transferred in a merger or distributed to shareholders, the Trust will be terminated.


FEDERAL TAX INFORMATION (UNAUDITED)

At December 31, 1999, the following Funds had available, for Federal income tax purposes, unused capital losses which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until the expiration date noted:

                                        Amount                   Expiration Date
                                       --------                   --------------
Income Opportunity Fund               $1,324,985*                  12/31/2006
                                       2,842,233                   12/31/2007
Bond Fund                                286,914                   12/31/2007
Standby Income Fund                       45,214                   12/31/2007

* $495,541 of which the Fund is limited to using no more than $178,514 per year.

61

  TOUCHSTONE SERIES TRUST

From November 1, 1999 to December 31, 1999, the following Funds incurred the following net realized losses. The Funds intend to elect to defer these losses and treat them arising on January 1, 2000:

                                                                      Amount
                                                                     --------
International Equity Fund                                            $ 13,062
Income Opportunity Fund                                               272,855
Balanced Fund                                                           2,301
Bond Fund                                                              66,026
Standby Income Fund                                                     2,595

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended December 31, 1999 qualified for the dividends received deduction, as follows:

                                                                     Amount
                                                                    --------
Value Plus Fund                                                         100%
Growth & Income Fund                                                    100%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following as capital gain dividends for the year ended December 31, 1999, of which 100% represents 20% rate gains:

                                                      Capital Gains Dividend
                                                      ----------------------
Emerging Growth Fund                                           $287,366
International Equity Fund                                       747,674
Value Plus Fund                                                 515,377
Growth & Income Fund                                             59,785
Balanced Fund                                                   518,705
Bond Fund                                                           111

The Touchstone International Equity Fund paid foreign taxes of $17,180, or $0.02 per share, and the Fund recognized $189,795, or $0.20 per share, of foreign source income during the year ended December 31, 1999.

62

  TOUCHSTONE SERIES TRUST

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF TRUSTEES AND SHAREHOLDERS TOUCHSTONE SERIES TRUST

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Touchstone Series Trust (comprised of Emerging Growth Fund, International Equity Fund, Income Opportunity Fund, Value Plus Fund, Growth & Income Fund, Balanced Fund, Bond Fund, and Standby Income
Fund) (the Funds) as of December 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights presented herein for the year ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets presented herein for the years or periods ended December 31, 1998 and the financial highlights presented herein for each of the respective years or periods ended December 31, 1998 were audited by other auditors whose report dated February 18, 1999 expressed an unqualified opinion.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Touchstone Series Trust as of December 31, 1999, the results of their operations, the changes in their net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP
Cincinnati, Ohio
February 16, 2000

63

  TOUCHSTONE SERIES TRUST

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA

A special meeting of the shareholders of Touchstone Growth & Income Fund (the "Fund") of Touchstone Series Trust was held on January 28, 1999. At the meeting, the shareholders of the Fund voted on a proposal to approve a new sub-advisory agreement between Touchstone Advisors, Inc., the investment advisor to the Fund (the "Advisor"), and Scudder Kemper Investments, Inc. ("Scudder Kemper"), pursuant to which Scudder Kemper would act as sub-advisor with respect to the assets of the Fund. The result of the votes taken among shareholders on the proposal is listed below:

695,166.656 shares were represented in person or by proxy, or 62.06% of the outstanding shares of the Fund.

                                 # of Shares Voted            % of Shares Voted

Affirmative                        691,843.016                     99.52%
Against                                614.369                      0.09%
Abstain                              2,709.271                      0.39%
                  TOTAL            695,166.656                    100.00%

The new agreement replaced the portfolio advisory agreement dated September 7, 1998 and is identical in all substantive respects to that portfolio advisory agreement, except for different effective and termination dates.

NOTES

Distributor
-----------
Touchstone Securities, Inc.
311 Pike Street
Cincinnati, Ohio 45202
800.638.8194 Broker-Dealers
800.285.2858 Financial Institutions


Investment Advisor of each Portfolio
------------------------------------
Touchstone Advisors, Inc.
311 Pike Street
Cincinnati, Ohio 45202


Transfer Agent
--------------
State Street Bank and Trust Company
P.O. Box 8518
Boston, Massachusetts 02266-8518


Administrator, Custodian & Fund Accounting Agent
------------------------------------------------
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116-9130


Independent Accountants
-----------------------
Ernst & Young LLP
1300 Chiquita Center
250 East Fifth Street
Cincinnati, Ohio 45202


Legal Counsel
-------------
Frost & Jacobs LLP
2500 PNC Center
201 East Fifth Street
Cincinnati, Ohio 45202


[TOUCHSTONE LOGO HERE]

Touchstone
The Mark of Excellence in Investment ManagementSM

  --------                                                 Income
  --------      Countrywide Investments              Capital Appreciation

  --------

  --------

  --------



                                                      Prospectus


            Equity Fund
            Utility Fund

                                                       August 1, 1999


                                                      Countrywide
                                                 [logo] Investments

   These   securities  have  not  been
   approved  or  disapproved  by  the
   Securities and Exchange Commission
   nor has the Securities and Exchange
   Commission passed upon the accuracy
   or adequacy of this Prospectus. Any
   representation to the contrary is a
   criminal offense.

   This Prospectus has information you
   should know before you invest.
   Please read it carefully and keep it
   with your investment records.

                                                      PROSPECTUS
                                                      August 1, 1999


                           COUNTRYWIDE STRATEGIC TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                                  800-543-0407

                                 EQUITY FUND
                                 UTILITY FUND





TABLE OF CONTENTS

RISK/RETURN SUMMARY ........................................................
RISK/RETURN SUMMARY: FEE TABLE..............................................
INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS...............
HOW TO PURCHASE SHARES......................................................
HOW TO REDEEM SHARES...................................................... ..
HOW TO EXCHANGE SHARES......................................................
DIVIDENDS AND DISTRIBUTIONS..................................................
TAXES...................................................... .................
OPERATION OF THE FUNDS......................................................
DISTRIBUTION PLANS ..........................................................
CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE.........................
FINANCIAL HIGHLIGHTS...................................................... ..

For further information or assistance in opening an account, please contact your broker or call us at the above number.

RISK/RETURN SUMMARY
-------------------

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The Equity Fund seeks long-term growth of capital, current income and growth of income by investing primarily in dividend-paying common stocks.

The Utility Fund seeks current income and capital appreciation by investing primarily in stocks of public utilities.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

The Funds invest primarily in stocks that have attractive opportunities for growth of principal and dividends, yet sell at reasonable valuations compared to the Adviser's expected growth rates of revenues, cash flows and earnings.

The EQUITY FUND will invest in a diversified portfolio of dividend-paying common stocks of mid and large capitalization domestic companies having at least three years operating history. Under normal conditions, at least 65% of the Fund's total assets will be invested in common stocks.

The UTILITY FUND will invest in a diversified portfolio of common, preferred and convertible preferred stocks of domestic public utilities that currently pay dividends and which have been operating for at least 3 years. Under normal conditions, at least 65% of the Fund's total assets will be invested in the securities of public utilities, which are those companies that are involved in the production, supply or distribution of electricity, natural gas, telecommunications and water.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

INVESTMENT RISKS COMMON TO BOTH FUNDS. The return on and value of an investment in the Funds will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Funds.

An  investment  in the Funds is not a deposit  of a bank and is not  insured  or
guaranteed  by  the  Federal   Deposit   Insurance   Corporation  or  any  other
governmental agency.

SPECIAL RISKS OF INVESTING IN THE UTILITY FUND. The risks associated with an investment in the Utility Fund include the risks associated with investments in the public utility industry, such as rate regulation by government agencies, fuel shortages and restrictions on operations due to licensing and environmental considerations.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide an indication of the risks of investing in the Funds by showing the changes in the performance of the Funds from year to year during the Funds' operations and by showing how the average annual returns of the Funds compare to those of a broad-based securities market index. The Funds' past performance is not necessarily an indication of their future performance.

EQUITY FUND - CLASS C [bar chart]

- -2.43%            31.03%            13.42%           28.37%            20.70%

1994               1995             1996             1997              1998

The total returns shown above do not reflect the sales load on Class C shares and, if included, returns would be less than those shown.

During the period shown in the bar chart, the highest return for a quarter was 19.92% during the quarter ended December 31, 1998 and the lowest return for a quarter was -10.57% during the quarter ended September 30, 1998.

The year-to-date return of the Fund's Class C shares as of June 30, 1999 is 8.09%.

UTILITY FUND - CLASS A  [bar chart]

2.34%   22.70%     7.66%     8.03%   -2.02%  26.46%    5.77%   27.90%    17.64%

1990     1991     1992      1993     1994     1995     1996      1997     1998

The total returns shown above do not reflect the sales load on Class A shares and, if included, returns would be less than those shown.

During the period shown in the bar chart, the highest return for a quarter was 16.83% during the quarter ended December 31, 1997 and the lowest return for a quarter was - 5.32% during the quarter ended June 30, 1998.

The year-to-date return of the Fund's Class A shares as of June 30, 1999 is 1.96%.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1998

                                    One Year   Five Years   Since Inception(1)
                                    --------   ----------   ------------------
Equity Fund Class A                  17.03%      17.57%           16.13%
Standard & Poor's 500 Index(2)       28.58%      24.06%           23.10%
Equity Fund Class C                  20.70%      17.57%           15.65%
Standard & Poor's 500 Index(2)       28.58%      24.06%           22.59%

Utility Fund Class A                 12.94%      13.62%           12.32%
Standard & Poor's Utility Index(3)   14.77%      14.02%           12.48%
Utility Fund Class C                 16.41%      13.64%           12.15%
Standard & Poor's Utility Index(3)   14.77%      14.02%           12.55%

(1) Inception date for Equity Fund Class A and Utility Fund Class C was August 2, 1993; inception date for Equity Fund Class C was June 7, 1993; inception date for Utility Fund Class A was August 15, 1989.

(2) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.

(3) The Standard & Poor's Utility Index is a widely recognized, unmanaged index consisting of electric power, natural gas and telephone companies.

RISK/RETURN SUMMARY: FEE TABLE
------------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                      Class A    Class C
                                                      Shares     Shares
                                                      ------     ------
Maximum Sales Load . . . . . . . . . . . . . . . .     5.75%      2.25%
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price). . . . . . . .     5.75%      1.25%
Maximum Deferred Sales Load
(as a percentage of original purchase price) . . .     None*         1%
Sales Load Imposed on Reinvested Dividends . . . .     None        None
Redemption Fee . . . . . . . . . . . . . . . . . .     None**      None**
Exchange Fee . . . . . . . . . . . . . . . . . . .     None        None

* If you purchase $1 million or more shares and do not pay a front-end sales load, you may be subject to a deferred sales load of 1% if the shares are redeemed within one year of their purchase and a dealer's commission was paid on the shares.
** You will be charged $8 for each wire redemption. This fee is subject to change.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                          Equity Fund           Utility Fund
                                       Class A    Class C    Class A    Class C
                                       Shares     Shares     Shares     Shares
                                       ------     ------     ------     ------
Management Fees                          .75%       .75%       .75%       .75%
Distribution (12b-1) Fees                .25%      1.00%       .23%       .92%
Other Expenses                           .31%       .66%       .35%       .83%
                                        -----      -----      -----      -----
Total Annual Fund Operating Expenses    1.31%      2.41%      1.33%      2.50%
                                        =====      =====      =====      =====

EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          Equity Fund               Utility Fund
                       Class A     Class C       Class A      Class C
                       Shares      Shares        Shares       Shares
                       ------      ------        ------       ------
 1 Year                $  701      $  466        $  703       $  475
 3 Years                  966         867           972          894
 5 Years                1,252       1,394         1,262        1,439
10 Years                2,063       2,837         2,084        2,925

INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------

INVESTMENT OBJECTIVE

Each Fund has its own investment objectives. Each Fund's investment objective may be changed by the Board of Trustees without the approval of shareholders. You will be notified if there is a change in a Fund's investment objective and you should then consider whether the Fund will continue to be an appropriate investment under your circumstances.

     The EQUITY FUND seeks long-term growth of capital, current income and growth of income by investing primarily in dividend-paying common stocks.

     The UTILITY FUND seeks current income and capital appreciation by investing primarily in common stocks of public utilities.

INVESTMENT STRATEGIES

     EQUITY FUND. Under normal conditions, the Equity Fund will invest at least 65% of its assets in common stocks. The Fund will invest in a diversified portfolio of mid and large capitalization domestic common stocks of companies which have been operating for at least 3 years.

     UTILITY FUND. Under normal conditions, at least 65% of the Utility Fund's assets will be invested in the securities of public utilities. The Utility Fund will invest in a diversified portfolio of common, preferred and convertible preferred stocks of public utilities that currently pay dividends and which have been operating for at least 3 years. The public utilities industry includes companies involved in the production, supply or distribution of electricity, natural gas, telecommunications (but not radio or television broadcasters) and water. The Fund may invest in any combination of public utility companies.

     In selecting investments for the Utility Fund, the Adviser will consider the effects of regulation within the industry. Although the utility industry is undergoing deregulation, most states still influence pricing and profitability of certain utilities. The Adviser analyzes local regulation and its influence on pricing. The Adviser generally prefers those companies that provide services in a geographic area where the regulatory environment is favorable. The Adviser will also look for companies with a diversified customer base. The Adviser favors investments in those companies that do not overly depend on one certain customer segment (retail, industrial, commercial residential) for a vast majority of their revenue.

     The Adviser expects to hold the Utility Fund's securities for the long-term, but will sell a security when a serious deterioration in the fundamental competitive position of the company occurs or when there is a change in the company's management which the Adviser believes is not in the best interests of shareholders.

     INVESTMENT STRATEGIES COMMON TO BOTH FUNDS. In selecting equity investments for the Funds, the Adviser looks for stocks which have attractive opportunities for growth of principal and dividends, yet sell at reasonable valuations compared to the Adviser's expected growth rates of revenues, cash flows and earnings. The Adviser screens securities from the Standard & Poor's Compustat database and then performs a detailed fundamental analysis on the companies which pass the initial screening. The intent of this analysis is to:

o Gain a thorough understanding of the company's products and/or services and its position within the industry. This is accomplished primarily through discussions with the company and street analysts and by analyzing news and company reports.

o Assess the strength of competing products and services by researching competitors, analyzing pricing and margin trends, technology and new product introductions.

o Determine the actual financial condition of the company by thoroughly reviewing its financial statements.

o Assess management's talent, succession plans and strategies. The Adviser believes that the ability of management to successfully implement well thought-out strategic plans is crucial to the success of any company.

o Determine competitive strengths and weaknesses, opportunities and threats to both the company and the industry. The Adviser searches for companies that have a unique product or niche within an industry which may give them an advantage over their competitors.

     For defensive purposes, each Fund may temporarily hold all or part of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year or repurchase agreements collateralized by U.S. Government obligations. The Equity Fund may also temporarily invest all or a portion of its assets in long-term U.S. Treasury obligations. When taking such a temporary defensive position, a Fund may not achieve its investment objective.

RISK CONSIDERATIONS

EQUITY FUND. The Equity Fund is designed for investors who are investing for the long term and is not intended for investors seeking assured income or preservation of capital. Changes in market prices can occur at any time.
Accordingly, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

     Because the Equity Fund normally invests most, or a substantial portion, of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Stock markets and stock prices can be volatile. Market action will affect the Fund's net asset value per share, which fluctuates as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Various factors can affect a stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in general economic conditions or in government regulations affecting an industry). Not all of these factors can be predicted.

UTILITY FUND. Because the Utility Fund normally invests a substantial portion of its assets in the securities of public utilities, the value of the Fund's portfolio will be affected by changes in the public utility market. Stocks of public utilities may be more sensitive to changes in interest rates than other types of equity investments. Changes in market prices of public utilities can occur at any time. Market action will affect the Fund's net asset value per share, which fluctuates as the values of the Fund's portfolio securities change. Accordingly, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

     Investments in securities in the public utility industry are subject to special risks. These include the possibility of rate regulation by government agencies, which may make it difficult to obtain an adequate return on invested capital, pass on cost increases and finance large construction projects. There are additional risks associated with public utilities which provide power or other energy related services such as, difficulties in obtaining fuel at reasonable prices, shortages of fuel, energy conservation measures, restrictions on operations and increased costs and delays from licensing and environmental considerations and the special risks of constructing and operating nuclear power generating facilities or other specialized types of facilities.

HOW TO PURCHASE SHARES
----------------------

You may open an account with the Funds by investing the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. For more information about how to purchase shares, call Countrywide Fund Services, Inc. (the "Transfer Agent") (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The different account options and minimum investment requirements are listed below.

     ACCOUNT OPTIONS

Regular Accounts
----------------

Accounts for Countrywide Affiliates
-----------------------------------
If you (or anyone in your immediate family) are an employee, shareholder or customer of Countrywide Credit Industries, Inc. or any of its affiliated companies, you may open an account for less than the minimum amount required for regular accounts.

Tax-Deferred Retirement Plans
-----------------------------
INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS"). An IRA is a special type of account that offers tax advantages. You should consult your financial professional to help decide which type of IRA is right for you.

     Traditional IRA - Assets grow tax-deferred and contributions may be deductible. Distributions are taxable in the year made.

     Spousal IRA - An IRA in the name of a non-working spouse by a working spouse.

     Roth  IRA  -  An  IRA  with   tax-free   growth  of  assets  and   tax-free
distributions, if certain conditions are met. Contributions are not deductible.

     Education IRA - An IRA with tax-free growth of assets and tax-free withdrawals for qualified higher education expenses. Contributions are not deductible.

KEOGH PLANS.  A tax-deferred plan for self-employed individuals.

QUALIFIED  PENSION  AND  PROFIT-SHARING  PLANS  FOR  EMPLOYEES.   These  include
profit-sharing plans with a 401(k) provision.

403(B)(7) CUSTODIAL ACCOUNTS. A tax-deferred account for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code.

Automatic Investment Plan
-------------------------
The automatic investment plan allows you to make automatic monthly investments in either Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service.

     MINIMUM INVESTMENT REQUIREMENTS
                                          Initial     Additional
                                          -------     ----------

Regular Accounts                          $1,000       None

Accounts for Countrywide Affiliates       $   50       None

Tax-Deferred Retirement Plans             $  250       None

Automatic Investment Plans                $   50       $ 50

Direct Deposit Plans
--------------------
Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of a Fund. Social security recipients may have all or a portion of their social security check transferred automatically to purchase shares of a Fund.

InvestPlus Plan
---------------
The InvestPlus Plan provides an easy way for Countrywide mortgage holders to invest in the Funds by including their investment with their mortgage payment. If you are a Countrywide mortgage holder, you may write one check for the total amount.

OPENING A NEW ACCOUNT. You may open an account directly with a Fund or through your broker-dealer.

To open an account directly with a Fund, please follow the steps outlined below.

1. Complete the Account Application included in this Prospectus. Be sure to indicate the type of account you wish to open, the amount of money you wish to invest and which class of shares you want to purchase. If you do not indicate which class you want to purchase, we will invest your purchase in Class A shares.

2. Write a check for your initial investment to either the "Equity Fund" or the "Utility Fund." Mail your completed Account Application and your check to the following address:

               COUNTRYWIDE FUND SERVICES, INC.
               P.O. BOX 5354
               CINCINNATI, OHIO 45201-5354

You may also open an account through your broker-dealer. It is the responsibility of broker-dealers to send properly completed orders. If you open an account through your broker-dealer, you may be charged a fee by your broker-dealer.

ADDING TO YOUR ACCOUNT. You may make additional purchases to your account at any time. Additional purchases may be made by mail to the address listed above, by wire or through your broker-dealer. For more information about purchases by wire, please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your bank may charge a fee for sending your wire. Each additional purchase must contain the account name and number in order to properly credit your account.

MISCELLANEOUS. In connection with all purchases of Fund shares, we observe the following policies and procedures:

     o We price direct purchases based upon the next public offering price (net asset value plus any applicable sales load) after your order is received. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are processed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, are processed at the public offering price next determined on the following business day. Purchase orders received by broker-dealers before 4:00 p.m., Eastern time, and transmitted to the Adviser by 5:00 p.m., Eastern time, are processed at that day's public offering price. Purchase orders received from broker-dealers after 5:00 p.m., Eastern time, are processed at the public offering price next determined on the following business day.

     o We mail you confirmations of all purchases or redemptions of Fund shares.

     o    Certificates for shares are no longer issued.

     o We reserve the right to limit the amount of investments and to refuse to sell to any person.

     o If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

     o We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

     o There is no fee for purchases made by wire, but we may charge you for this service upon thirty days' prior notice.

     The Funds' account application contains provisions in favor of the Funds, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

     Choosing a Share Class
     ----------------------

     Each Fund offers Class A and Class C shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in sales loads and distribution expense amounts. Shares of the Utility Fund purchased before August 1, 1993 are Class A shares. Shares of the Equity Fund purchased before August 1, 1993 are Class C shares. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:

     The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisers who may work with a particular sales load structure as compensation for their services. If you qualify for reduced sales loads or, in the case of purchases of $1 million or more, no initial sales load, you may find Class A shares attractive because similar sales load reductions are not available for Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than Class C shares over the term of the investment. As an alternative, Class C shares are sold with a lower initial sales load so more of the purchase price is immediately invested in the Fund. If you do not plan to hold your shares in a Fund for a long time (less than five years), it may be better to purchase Class C shares so that more of your purchase is invested directly in the Fund, although you will pay higher distribution fees. If you plan to hold your shares in a Fund for more than five years, it may be better to purchase Class A shares, since after five years your accumulated distribution fees may be more than the sales load paid on your purchase.

     When determining which class of shares to purchase, you may want to consider the services provided by your financial adviser and the compensation provided to these financial advisers under each share class. Countrywide Investments works with many experienced and very qualified financial advisers throughout the country that may provide valuable assistance to you through ongoing education, asset allocation programs, personalized financial planning reviews or other services vital to your long-term success. Countrywide Investments believes that these value-added services can greatly benefit you through market cycles and Countrywide will work diligently with your chosen financial adviser. Countrywide Investments has a financial adviser referral service available, at no cost, to help you choose a financial adviser in your area, if you do not have one.

     Set forth below is a chart comparing the sales loads and 12b-1 fees applicable to each class of shares:

CLASS                       SALES LOAD                        12b-1 FEE
--------------------------------------------------------------------------------

A                  Maximum of 5.75% initial                     0.25%
                   sales load reduced for purchases
                   of $50,000 and over; shares sold
                   without an initial sales load may
                   be subject to a 1.00% contingent
                   deferred sales load during first
                   year if a commission was paid to
                   a dealer

C                  1.25% initial sales load; 1.00%              1.00%
                   contingent deferred sales load
                   during first year
--------------------------------------------------------------------------------

     If you are investing $1 million or more, it is generally more beneficial for you to buy Class A shares because there is no front-end sales load and the annual expenses are lower.

     Class A Shares
     --------------

     Class A shares are sold at net asset value ("NAV") plus an initial sales load. In some cases, reduced initial sales loads for the purchase of Class A shares may be available, as described below. Investments of $1 million or more are not subject to a sales load at the time of purchase but may be subject to a contingent deferred sales load of 1.00% on redemptions made within one year after purchase if a commission was paid by the Adviser to a participating unaffiliated dealer. Class A shares are also subject to an annual 12b-1 distribution fee of up to .25% of a Fund's average daily assets allocable to Class A shares.

     The following table illustrates the initial sales load breakpoints for the purchase of Class A shares for accounts opened after July 31, 1999:

                                                     Which         Dealer
                                        Percentage   Equals this   Reallowance
                                        Deducted     Percentage    as Percentage
                                        for Sales    of Your Net   of Offering
Amount of Investment                    Load         Investment    Price
--------------------                    ----         ----------    -----
Less than $50,000                       5.75%           6.10%      5.00%
$50,000 but less than $100,000          4.50            4.71       3.75
$100,000 but less than $250,000         3.50            3.63       2.75
$250,000 but less than $500,000         2.95            3.04       2.25
$500,000 but less than $1,000,000       2.25            2.30       1.75
$1,000,000 or more                      None            None

     The following table illustrates the initial sales load breakpoints for the purchase of Class A shares for accounts opened before August 1, 1999:

                                                     Which         Dealer
                                        Percentage   Equals this   Reallowance
                                        Deducted     Percentage    as Percentage
                                        for Sales    of Your Net   of Offering
Amount of Investment                    Load         Investment    Price
--------------------                    ----         ----------    -----
Less than $100,000                      4.00%           4.17%      3.60%
$100,000 but less than $250,000         3.50            3.63       3.30
$250,000 but less than $500,000         2.50            2.56       2.30
$500,000 but less than $1,000,000       2.00            2.04       1.80
$1,000,000 or more                      None            None

     Under certain circumstances, the Adviser may increase or decrease the reallowance to selected dealers. In addition to the compensation otherwise paid to securities dealers, the Adviser may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds in the Countrywide Family of Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

     For initial purchases of Class A shares of $1 million or more made after October 1, 1995 and subsequent purchases further increasing the size of the account, participating unaffiliated dealers will receive first year compensation of up to 1.00% of such purchases from the Adviser. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other funds in the Countrywide Family of Funds. Dealers should contact the Adviser for more information on the calculation of the dealer's commission in the case of combined purchases.

     An exchange from other Countrywide Funds will not qualify for payment of the dealer's commission unless the exchange is from a Countrywide Fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Class A Shares" below.

     REDUCED SALES LOAD. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Class A shares of any Countrywide Fund sold with a sales load with the amount of any current purchases in order to take advantage of the reduced sales loads set forth in the tables above. Purchases made in any Countrywide load fund under a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The Countrywide Funds which are sold with a sales load are listed in the Exchange Privilege section of this Prospectus. You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

     PURCHASES AT NET ASSET VALUE. Class A shares of the Funds may be purchased at NAV by pension and profit-sharing plans, pension funds and other company-sponsored benefit plans that (1) have plan assets of $500,000 or more, or (2) have, at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or
(4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Adviser relating to such plan.

     Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may purchase Class A shares of the Funds at NAV. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at NAV. Federal and state credit unions may also purchase shares at NAV.

     In addition, Class A shares of the Funds may be purchased at NAV by broker-dealers who have a sales agreement with the Adviser and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

     Clients of investment advisers may also purchase Class A shares of the Funds at NAV if their investment adviser or broker-dealer has made arrangements to permit them to do so with the Trust. The investment adviser must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

     Associations and affinity groups and their members may purchase Class A shares of the Funds at NAV provided that management of these groups or their financial adviser has made arrangements with the Trust to permit them to do so. Investors or their financial adviser must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

     Employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate families of such individuals and employee benefit plans established by such entities, may also purchase Class A shares of the Funds at NAV.

     CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Adviser and the shares are redeemed within one year from the date of purchase. The contingent deferred sales load will be paid to the Adviser and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the contingent deferred sales load, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the contingent deferred sales load.

     Class C Shares
     --------------

     Class C shares are sold with an initial sales load of 1.25% and are subject to a contingent deferred sales load of 1.00% on redemptions of Class C shares made within one year of their purchase. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the

NAV of such Class C shares being redeemed. A contingent deferred sales load will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. The Adviser intends to pay a commission of 2.00% of the purchase amount to your broker at the time you purchase Class C shares.

     Additional Information on the Contingent Deferred Sales Load
     ------------------------------------------------------------

     The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue
Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc.

     All sales loads imposed on redemptions are paid to the Adviser. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

     The following example will illustrate the operation of the contingent deferred sales load. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1.00%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares in your account are aggregated.

HOW TO REDEEM SHARES
--------------------

BY WRITTEN REQUEST. You may send a written request to the Transfer Agent with your name, your account number and the amount to be redeemed. You must sign your request exactly as your name appears on the Trust's account records. Mail your written request to:

                             COUNTRYWIDE FUND SERVICES, INC.
                             P.O. BOX 5354
                             CINCINNATI, OHIO 45201-5354

BY TELEPHONE. If the amount of your redemption is less than $25,000, you may redeem your shares by telephone. To redeem shares by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your redemption proceeds may be mailed to the address stated on your Account Application, wired to your bank or brokerage account as stated on your Account Application or deposited via an Automated Clearing House (ACH) transaction. The telephone redemption privilege is automatically available to you, unless you specifically notify the Transfer Agent not to honor telephone redemptions for your account. IRA accounts may not be redeemed by telephone.

THROUGH YOUR BROKER-DEALER. You may also redeem shares by placing a wire redemption request through your broker-dealer. Your broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner.

PROCESSING OF REDEMPTIONS. If you request a redemption by wire, you will be charged an $8 processing fee. We reserve the right to change the processing fee, upon 30 days' notice. All charges will be deducted from your account by redeeming shares in your account. Your bank or brokerage firm may also charge you for processing the wire. Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States. If it is impossible or impractical to wire funds, the redemption proceeds will be sent by mail to the designated account.

     If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an ACH transaction, contact the Transfer Agent for more information.

     We redeem shares based on the current NAV on the day we receive a proper request for redemption, less any contingent deferred sales load on the redeemed shares. Be sure to review "How to Purchase Shares" above to determine whether your redemption is subject to a contingent deferred sales load.

     A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be submitted correctly.

     A SIGNATURE GUARANTEE is required for (1) any redemption which is $25,000 or more (2) any redemption when the name(s) or the address on the account has been changed within 30 days of your redemption request.

ADDITIONAL INFORMATION ABOUT ACCOUNTS AND REDEMPTIONS

SMALL ACCOUNTS. Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below the minimum amount required for your account. If the account balance remains below our minimum requirements for 30 days after we notify you, we may close your account and send you the proceeds, less any applicable contingent deferred sales load.

AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional shares of the Funds while the plan is in effect are generally undesirable because an initial sales load is incurred whenever purchases are made.

REINVESTMENT PRIVILEGE. If you have redeemed shares of either Fund, you may reinvest all or part of the proceeds without paying a sales load. You must make your reinvestment within 90 days of your redemption and you may only use this privilege once a year.

MISCELLANEOUS. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

     o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

     o We may refuse any telephone redemption request if the name(s) or the address on the account has been changed within 30 days of your redemption request.

     o We may delay mailing redemption proceeds for up to 7 days (redemption proceeds are normally mailed within 3 days after receipt of a proper request).

     o We will consider all written and verbal instructions as authentic and will not be responsible for processing instructions received by telephone which are reasonably believed to be genuine or for processing redemption proceeds by wire. We will use reasonable procedures to determine that telephone instructions are genuine, such as requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. If we do not use such procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

HOW TO EXCHANGE SHARES
----------------------

     Shares of either Fund and of any other fund in the Countrywide Family of Funds may be exchanged for each other.

     Class A shares of the Funds which do not have a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of a fund which offers only one class of shares (provided these shares do not have a contingent deferred sales load). If you paid a sales load on the shares being exchanged, this amount will be credited towards the sales load (if any) on the shares being acquired.

     Class C shares of the Funds and Class A shares of the Funds which have a contingent deferred sales load, may be exchanged, based on their per share NAV, for shares of any other fund which has a contingent deferred sales load and for shares of any fund which is a money market fund. You will receive credit for the period of time you held the shares being exchanged when determining whether a contingent deferred sales load will apply, unless your shares were held in a money market fund.

     The Countrywide Family of Funds consists of the following funds. Funds which may have a front-end or a contingent deferred sales load are marked with an asterisk.

GROWTH FUNDS                               GROWTH & INCOME FUNDS
------------                               ---------------------
*Growth/Value Fund                         *Equity Fund
*Aggressive Growth Fund                    *Utility Fund

TAXABLE BOND FUNDS                         TAX-FREE BOND FUNDS
------------------                         -------------------
 Adjustable Rate U.S. Government           *Tax-Free Intermediate Term
  Securities Fund                             Fund
*Intermediate Bond Fund                    *Ohio Insured Tax-Free Fund
*Intermediate Term Government
        Income Fund

TAXABLE MONEY MARKET FUNDS                  TAX-FREE MONEY MARKET FUNDS
--------------------------                  ---------------------------
Short Term Government Income Fund           Tax-Free Money Fund
Institutional Government Income Fund        Ohio Tax-Free Money Fund
Money Market Fund                           California Tax-Free Money
                                              Fund
                                            Florida Tax-Free Money
                                            Fund

     You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on the Trust's account records. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined NAV (or offering price, if there is a sales load) after the Transfer Agent receives your request.

     You may only exchange shares into a fund which is authorized for sale in your state of residence and you must meet that fund's minimum initial investment requirements. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days' prior notice. Any gain or loss on an exchange of shares is a taxable event. Before making an exchange, contact the Transfer Agent to request information about the other funds in the Countrywide Family of Funds.

DIVIDENDS AND DISTRIBUTIONS
---------------------------

     Each Fund expects to distribute substantially all of its net investment income quarterly and any net realized long-term capital gains at least annually. Management will determine when to distribute any net realized short-term capital gains.

Your distributions will be paid under one of the following options:

     Share Option -   all distributions are reinvested in additional shares.

     Income Option -  income  and  short-term  capital  gains  are paid in cash;
                      long-term capital gains are reinvested in additional shares.

     Cash Option -    all distributions are paid in cash.

     Please mark on your Account Application the option you have selected. If you do not select an option, you will receive the Share Option. If you select the Income Option or the Cash Option and the post office cannot deliver your checks or if you do not cash your checks within six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. You will not receive interest on the amount of your uncashed checks until the checks have been reinvested in your account.

     Distributions will be based on a Fund's NAV on the payable date. If you have received a cash distribution from either Fund, you may reinvest it at NAV (without paying a sales load) at the next determined NAV on the date of your reinvestment. You must make your reinvestment within 30 days of the distribution date and you must notify the Transfer Agent that your distribution is being reinvested under this provision.

TAXES
-----

     Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. Each Fund intends to distribute to its shareholders substantially all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code, so that each Fund will satisfy the distribution requirement of Subchapter M and will not be subject to federal income tax or the 4% excise tax.

     If a Fund fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporate tax rates on all its taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from the Fund's net long-term capital gains) to the extent of the Fund's current and accumulated earnings and profits.

     Distributions by a Fund of its taxable net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes but generally are expected to qualify for the 70% dividends-received deduction for corporate shareholders. Distributions by a Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gains dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have held their shares.

     Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of a Fund. In general, distributions by a Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by a Fund and received by the shareholders on December 31 of the preceding year.

     A shareholder will recognize gain or loss upon the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Any loss realized upon a taxable disposition of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition. Any gain or loss on an exchange of shares is a taxable event.

     If a shareholder is a non-resident alien or foreign entity shareholder, ordinary income dividends paid to such shareholder generally will be subject to United States withholding tax at a rate of 30% (or lower applicable treaty rate). Non-United States shareholders are urged to consult their own tax adviser concerning the applicability of the United States withholding tax.

     Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on ordinary income dividends paid by a Fund. In order to avoid this backup withholding, a shareholder must provide the Fund with a correct taxpayer identification number (which for most individuals is his or her Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to backup withholding.

     The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, judicial or administrative action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of federal income tax considerations relevant to the Funds that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may differ from the federal income tax consequences described above.

OPERATION OF THE FUNDS
----------------------

     The Funds are diversified series of Countrywide Strategic Trust, an open-end management investment company organized as a Massachusetts business trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

     The Trust retains Countrywide Investments, Inc. (the "Adviser"), 312 Walnut Street, Cincinnati, Ohio 45202 to manage the Funds' investments and their business affairs. The Adviser was organized in 1974 and is also the investment adviser to twelve other funds in the Countrywide Family of Funds. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Each Fund pays the Adviser a fee at the annual rate of .75% of its average daily net assets up to $200 million;.7% of such assets from $200 million to $500 million; and .5% of such assets in excess of $500 million.

     Susan Flischel, First Vice President and Chief Investment Officer - Equities of the Adviser, is primarily responsible for managing the portfolio of each Fund. Ms. Flischel has been employed by the Adviser and affiliated companies in various capacities since 1986. She has been the portfolio manager of the Utility Fund since July 1993 and the portfolio manager of the Equity Fund since March 1995.

     The Adviser is the principal underwriter for the Funds and the exclusive agent for the distribution of shares of the Funds. The Adviser receives the entire sales load on all direct initial investments in shares of the Funds and on all investments which are not made through a broker.

YEAR 2000 READINESS. Computer users around the world are faced with the dilemma of the Year 2000 issue, which stems from the use of two digits in most computer systems to designate the year. When the year advances from 1999 to 2000, many computers will not recognize "00" as the Year 2000. This issue could potentially affect every aspect of computer-related activity, on an individual and corporate level. The Funds could be adversely impacted if the computer systems used by the Adviser and other service providers have not been converted to meet the requirements of the new century. The Adviser has evaluated its internal systems and expects them to handle the change of millennium. The Adviser is monitoring on an ongoing basis the progress of the Funds' service providers to convert their systems to comply with the requirements of the Year 2000. The Adviser currently has no reason to believe that these service providers will not be fully and timely compliant. However, you should be aware that there can be no assurance that all systems will be successfully converted prior to January 1, 2000, in which case it would become necessary for the Funds to enter into agreements with new service providers or to make other arrangements. In addition, although the Adviser considers an issuer's Year 2000 compliance status in the investment decision making process, companies in which the Funds invest may experience Year 2000 difficulties and the Funds are unable to predict to what extent the Year 2000 issue will impact the value of those securities.

DISTRIBUTION PLANS
------------------

     Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted two separate plans of distribution under which each Fund's two classes of shares may directly incur or reimburse the Adviser for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons, including the Adviser and its affiliates, who are engaged in the sale of shares of a Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of a Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of each class of shares.

     The annual limitation for payment of expenses pursuant to the Class A Plan is .25% of each Fund's average daily net assets allocable to Class A shares. The annual limitation for payment of expenses pursuant to the Class C Plan is 1.00% of each Fund's average daily net assets allocable to Class C shares. The payments permitted by the Class C Plan fall into two categories. First, the Class C shares may directly incur or reimburse the Adviser in an amount not to exceed .75% per year of each Fund's average daily net assets allocable to Class C shares for certain distribution-related expenses as described above. The Class C Plan also provides for the payment of an account maintenance fee of up to .25% per year of each Fund's average daily net assets allocable to Class C shares, which may be paid to dealers based on the average value of Fund shares owned by clients of such dealers. Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales loads. In the event a Plan is terminated by the Trust in accordance with its terms, a Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Adviser may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

     On each day that the Trust is open for business, the public offering price (NAV plus applicable sales load) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its NAV might be materially affected. The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund's NAV will fluctuate with the value of the securities it holds.

     The value of the securities held by a Fund is determined as follows: (1) Securities traded on a stock exchange are priced at their last sale price after trading on the New York Stock Exchange has closed. If the securities were not traded on the exchange that day, they are valued at their last bid price; (2) Securities traded in the over-the counter market are priced at their last sale price after trading on the New York Stock Exchange has closed. If the last sale price is not available, the security is valued at the last bid price quoted by brokers that make markets in that security; (3) Securities that do not have available market prices are priced at their fair value using consistent procedures established in good faith by the Board of Trustees.

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Funds' financial statements, is included in the Statement of Additional Information, which is available upon request.

EQUITY FUND - CLASS A
                                                  Per Share Data for a Share Outstanding Throughout Each Year
==================================================================================================================
                                                                      Years Ended March 31,

                                                      1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  19.38    $  13.76    $  12.45    $   9.84     $  9.26
                                                  ----------   ---------   ----------   ---------  ----------
Income from investment operations:
   Net investment income........................        0.04        0.09        0.12        0.13        0.15
   Net realized and unrealized gains
     on investments.............................        2.73        5.76        1.35        2.60        0.59
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................        2.77        5.85        1.47        2.73        0.74
                                                  ----------   ---------   ----------   ---------  ----------
Less distributions:
   Dividends from net investment income.........       (0.03)      (0.08)      (0.12)      (0.12)      (0.16)
   Distributions from net realized gains........          --       (0.15)      (0.04)         --          --
                                                  ----------   ---------   ----------   ---------  ----------
Total distributions.............................       (0.03)      (0.23)      (0.16)      (0.12)      (0.16)
                                                  ----------   ---------   ----------   ---------  ----------
Net asset value at end of year..................    $  22.12    $  19.38    $  13.76    $  12.45     $  9.84
                                                  ==========   =========   ==========   =========  ==========

Total return(A) ................................      14.30%      42.74%      11.82%      27.90%       8.07%
                                                  ==========   =========   ==========   =========  ==========
Net assets at end of year (000's)...............    $ 55,561    $ 38,336    $ 14,983    $  8,502     $ 4,300
                                                  ==========   =========   ==========   =========  ==========

Ratio of net expenses to average net
   assets(B)....................................       1.31%       1.25%       1.25%        1.25%       1.25%

Ratio of net investment income to average
   net asset....................................       0.18%       0.53%       0.91%        1.06%       1.57%

Portfolio turnover rate.........................         10%          7%         38%          38%        159%
--------------------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.43%, 2.02% and 1.94% for the years ended March 31, 1997, 1996 and 1995, respectively.


EQUITY FUND - CLASS C
                                                  Per Share Data for a Share Outstanding Throughout Each Year
======================================================================================================================
                                                                      Years Ended March 31,

                                                      1999        1998        1997        1996        1995
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  19.34    $  13.77    $  12.46    $   9.86     $  9.26
                                                  ----------   ---------   ----------   ---------  ----------

Income from investment operations:
   Net investment income (loss).................       (0.19)     (0.03)        0.02        0.05        0.10
   Net realized and unrealized gains
      on investments............................        2.71        5.75        1.35        2.60        0.57
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................        2.52        5.72        1.37        2.65        0.67
                                                  ----------   ---------   ----------   ---------  ----------
Less distributions:
   Dividends from net investment income.........          --          --       (0.02)      (0.05)      (0.07)
   Distributions from net realized gains........          --       (0.15)      (0.04)         --          --
                                                  ----------   ---------   ----------   ---------  ----------
Total distributions.............................          --       (0.15)      (0.06)      (0.05)      (0.07)
                                                  ----------   ---------   ----------   ---------  ----------
Net asset value at end of year..................    $  21.86    $  19.34    $  13.77    $  12.46     $  9.86
                                                  ==========   =========   ==========   =========  ==========
Total return(A) ................................      13.03%      41.63%      11.01%      26.90%      7.32%
                                                  ==========   =========   ==========   =========  ==========
Net assets at end of year (000's)...............    $  3,146    $  3,862    $  2,770    $  2,436     $ 1,995
                                                  ==========   =========   ==========   =========  ==========
Ratio of net expenses to average net
   assets(B)....................................       2.41%       2.00%       2.00%        2.00%       2.00%

Ratio of net investment income (loss) to
   average net assets...........................      (0.92)%     (0.18)%      0.15%        0.38%       0.68%

Portfolio turnover rate.........................         10%          7%         38%          38%        159%
---------------------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.14%, 2.70% and 2.50% for the years ended March 31, 1997, 1996 and 1995, respectively.

UTILITY FUND - CLASS A

                                                   Per Share Data for a Share Outstanding Throughout Each Year
===============================================================================================================
                                                                      Years Ended March 31,

                                                      1999        1998        1997        1996        1995
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  16.76    $  12.44    $  12.24    $  10.47     $ 10.52
                                                  ----------   ---------   ----------   ---------  ----------
Income (loss) from investment operations:
   Net investment income........................        0.38        0.43        0.46        0.47        0.43
   Net realized and unrealized gains (losses)
      on investments............................       (1.16)       4.56        0.22        1.77        (0.05)
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................       (0.78)       4.99        0.68        2.24        0.38
                                                  ----------   ---------   ----------   ---------  ----------
Less distributions:
   Dividends from net investment income.........       (0.38)      (0.43)      (0.46)      (0.47)      (0.43)
   Distributions from net realized gains........       (0.18)      (0.24)      (0.02)         --          --
                                                  ----------   ---------   ----------   ---------  ----------
Total distributions.............................       (0.56)      (0.67)      (0.48)      (0.47)      (0.43)
                                                  ----------   ---------   ----------   ---------  ----------
Net asset value at end of year..................    $  15.42    $  16.76    $  12.44    $  12.24     $ 10.47
                                                  ==========   =========   ==========   =========  ==========
Total return(A) ................................     (4.79) %     40.92%        5.61%      21.65%      3.68%
                                                  ==========   =========   ==========   =========  ==========
Net assets at end of year (000's)...............    $ 38,391    $ 42,463    $ 36,087    $ 40,424     $40,012
                                                  ==========   =========   ==========   =========  ==========

Ratio of expenses to average net assets.........       1.33%       1.25%       1.25%       1.25%       1.25%

Ratio of net investment income to average
    net assets..................................       2.30%       3.03%       3.65%       3.97%       4.06%

Portfolio turnover rate ........................          4%          0%          3%         11%         17%
--------------------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.


UTILITY FUND - CLASS C

                                                   Per Share Data for a Share Outstanding Throughout Each Year
=================================================================================================================
                                                                      Years Ended March 31,

                                                      1999        1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  16.74    $  12.43    $  12.23    $  10.46     $ 10.51
                                                  ----------   ---------   ----------   ---------  ----------
Income (loss) from investment operations:
   Net investment income........................        0.18        0.31        0.35        0.37        0.35
   Net realized and unrealized gains (losses)
     on investments.............................       (1.16)       4.57        0.24        1.78        (0.04)
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................       (0.98)       4.88        0.59        2.15        0.31
                                                  ----------   ---------   ----------   ---------  ----------
Less distributions:
   Dividends from net investment income.........       (0.18)      (0.33)      (0.37)      (0.38)      (0.36)
   Distributions from net realized gains........       (0.18)      (0.24)      (0.02)         --          --
                                                  ----------   ---------   ----------   ---------  ----------
Total distributions.............................       (0.36)      (0.57)      (0.39)      (0.38)      (0.36)
                                                  ----------   ---------   ----------   ---------  ----------
Net asset value at end of year..................    $  15.40    $  16.74    $  12.43    $  12.23     $ 10.46
                                                  ==========   =========   ==========   =========  ==========
Total return(A) ................................     (5.92)%      39.91%       4.82%      20.78%       3.00%
                                                  ----------   ---------   ----------   ---------  ----------
Net assets at end of year (000's)...............    $  3,215    $  3,597    $  3,099    $  3,686     $ 3,599
                                                  ==========   =========   ==========   =========  ==========

Ratio of expenses to average net assets ........       2.50%       2.00%       2.00%       2.00%       2.00%

Ratio of net investment income to average
   net assets..................................        1.13%       2.28%       2.89%       3.19%       3.41%

Portfolio turnover rate.........................          4%          0%          3%         11%         17%

------------------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.




                                                                          ACCOUNT NO. ____________________
Account Application (Check appropriate Fund)                                           (For Fund Use Only)

[]  Equity Fund Class A Shares (29)       $_________________                    FOR BROKER/DEALER USE ONLY
[]  Equity Fund Class C Shares (28)                                             Firm Name: ____________________________
[]  Utility Fund Class A Shares (25)      $_________________                    Home Office Address: ___________________
[]  Utility Fund Class C Shares (20)                                            Branch Address: ________________________
                                                                                Rep Name & No.: ________________________
Please mail account application to:                                             Rep Signature: _________________________
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
___________________________________________________________________________________________________________________
Initial Investment of $_____________

[  ]  Check or draft enclosed payable to the Fund(s) designated above.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                    (Fund Name)                                       (Fund Account Number)

Account Name                                                          S.S. #/Tax I.D.#

_________________________________________________________________     _________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.         (In case of custodial account
                                                                       please list minor's S.S.#)

_________________________________________________________________     Citizenship:   [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                             [  ]  Other ______________________

Address                                                               Phone

_________________________________________________________________     (_____)__________________________________________
Street or P.O. Box                                                    Business Phone

_________________________________________________________________     (_____)__________________________________________
City                                    State          Zip            Home Phone

Check Appropriate Box:   [  ] Individual     [  ] Joint Tenant (Right of survivorship presumed)     [  ] Partnership
[  ] Corporation    [  ] Trust     [  ] Custodial      [  ] Non-Profit     [  ] Other

Occupation and Employer Name/Address __________________________________________________________________________________

Are you an associated person of an NASD member?   [  ]  Yes   [  ]   No
___________________________________________________________________________________________________________________

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[  ]  Share Option    _  Income distributions and capital gains distributions automatically reinvested in additional shares.
[  ]  Income Option   _  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
[  ]  Cash Option     _  Income distributions and capital gains distributions paid in cash
                         [ ] By Check        [  ] By ACH to my bank checking or savings account.  Please attach a voided check.
--------------------------------------------------------------------------------------------------------------------------------
REDUCED SALES CHARGES (CLASS A SHARES ONLY)
Right of Accumulation:  I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of Countrywide Investments.

                         Account Number/Name                                    Account Number/Name
___________________________________________________________-     ________________________________________________________

___________________________________________________________-     ________________________________________________________

Letter of Intent:  (Complete the Right of Accumulation section if related accounts are being applied to your
Letter of Intent.)

[  ] I agree to the Letter of Intent in the current Prospectus of Countrywide Strategic Trust.  Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ______________________
19 _______ (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of
Countrywide Investments at least equal to (check appropriate box):
[  ] $50,000         [  ] $100,000       [  ]  $250,000      [  ] $500,000       [  ]  $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ][ ][ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide
Fund Services, Inc., Countrywide Strategic Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust, Countrywide Fund
Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.  I certify under the penalities of perjury that (1) the Social
Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding.  The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.  The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding).  [  ]


___________________________________     __________________________________
Applicant             Date              Joint Applicant            Date

___________________________________     ___________________________________
Other Authorized Signatory  Date        Other Authorized Signatory  Date

NOTE:  Corporations, trusts and other organizations must provide a copy of the resolution form on the reverse side.
Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any modification of the information contained in this section will require an Amendment to this Application Form.
[  ] New Application  [  ] Amendment to previous Application dated ________ Account  No. _______________
Name of Registered Owner ________________________________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner.  Any ____ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of Countrywide Strategic
Trust for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

       Name                         Title                     Signature

___________________           ____________________           ___________________

___________________           ____________________           ___________________

___________________           ____________________           ___________________

COUNTRYWIDE STRATEGIC TRUST, or any agent of the Trust may, without inquiry, rely upon the instruction of any person(s)
purporting to be an authorized person named above, or in any Amendment received by the Trust or its agent.  The Trust and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.
--------------------------------------------------------------------------------------------------------------------------------

                                     SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
I understand that the telephone redemption privilege is automatically available to me unless I indicate otherwise below.
(See the prospectus for limitations on this option.)
[  ] I do not wish to have the telephone redemption privilege on my account.
REDEMPTION OPTIONS
[  ] Please mail redemption proceeds to the name and address of record.
[  ] Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $1,000 and an
     $8.00 fee.  For wire redemptions please attach a voided check from the account below).
[  ] Checkwriting - Call 1-800-543-0407 for checkwriting application and signature card.

AUTOMATIC INVESTMENT (For Automatic Investment please attach a voided check from the account below.)
Please purchase shares of the Fund by withdrawing from the commercial bank account below, per the instructions below:
Amount $_________(minimum $50)

______________________________ is hereby authorized to charge to my account the bank draft amount here indicated.  I understand the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.
Please make my automatice investment on:
[ ] the last business day of each month    [ ] the 15th day of each month  [ ] both the 15th and last business day

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

Name as it appears on the account __________________________________________________

Commerical bank account #___________________________________________________________

ABA Routing #_______________________________________________________________________

City, State and Zip in which bank is located _______________________________________

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks.  CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement.  CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment;
your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
---------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund(s))
This is an authorization for you to withdraw  $_________________ from my mutual fund account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):  Please indicate which Fund:   [  ] Utility Fund
                                                                                [  ] Equity Fund

[  ] Monthly - Withdrawals will be made on the last business day of each month.
[  ] Quarterly - Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[  ] Annually - Please make withdrawals on the last business day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange:  Please exchange the withdrawal proceeds into another Countrywide account number:  ___ ___ _  ___ ___ ___  ___
[  ] Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[  ] ACH Transfer:  Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
     I understand that the transfer will be completed in two to three business days and that there is no charge.
[  ] Bank Wire:  Please send my withdrawal proceeds via bank wire, to the account indicated below.  I understand that the wire will be completed in one business day and that there is an $8.00  fee.

Please attach a voided             _______________________________________________________________________________________
check for ACH or bank wire         Bank Name                               Bank Address

                                   _______________________________________________________________________________________
                                   Bank ABA#                     Account #                               Account Name

[  ]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                Street address                         City                               State                    Zip
____________________________________________________________________________________________________________________________

Countrywide Family of Funds
---------------------------
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide (Toll-Free) 800-543-8721
Cincinnati 513-629-2000
www.countrywideinvestments.com

Board of Trustees
-----------------
Donald L. Bogdon, M.D.
H. Jerome Lerner
Robert H. Leshner
Howard J. Levine
Angelo R. Mozilo
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

Investment Adviser
------------------
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

Transfer Agent
--------------
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
-------------------
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050


Additional information about the Funds is included in the Statement of Additional Information ("SAI") which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call 1-800-543-0407 (Nationwide) or 629-2050 (in Cincinnati).

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Funds are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site can be obtained for a fee by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-3651

Countrywide                          - 32 -
[logo] Investments

                                                                December 1, 1999

                           COUNTRYWIDE STRATEGIC TRUST

                                   EQUITY FUND
                                  UTILITY FUND

                  SUPPLEMENT TO PROSPECTUS DATED AUGUST 1, 1999

THE FOLLOWING SHOULD BE READ IN CONJUNCTION WITH THE SECTION ENTITLED "OPERATION OF THE FUNDS":

Charles E. Stutenroth IV, Vice President and Senior Portfolio Manager of the Adviser, and Charles A. Ulbricht, Portfolio Manager of the Adviser, are primarily responsible for managing the portfolio of the Equity Fund and have been managing the Fund since November 30, 1999. Mr. Stutenroth has served as Vice President and Senior Portfolio Manager of Fort Washington Investment
Advisors, Inc. since 1999. From 1996 until 1999, he was Senior Vice President and Portfolio Manager of Bank of America Investment Management, prior to which he served as Vice President and Portfolio Manager of National City Investment Management & Trust. Mr. Ulbricht has served as a Senior Research Manager of Fort Washington Investment Advisors, Inc. since 1995. From 1984 until 1995, he was Vice President-Research of Cowgill-Haberer Investment Counselors.

John C. Holden, Vice President and Senior Portfolio Manager of the Adviser, and William H. Bunn, Assistant Vice President of the Adviser, are primarily responsible for managing the portfolio of the Utility Fund and have been managing the Fund since November 30, 1999. Mr. Holden has served as Vice President and Senior Portfolio Manager of Fort Washington Investment Advisors, Inc. since 1997. From 1993 until 1997, he was Vice President and Senior Portfolio Manager of Mellon Private Asset Management. Mr. Bunn has been employed by Fort Washington Investment Advisors, Inc. since 1994 as a securities analyst for the telecommunications and utilities industries.

On October 29, 1999, Fort Washington Investment Advisors, Inc., a wholly-owned subsidiary of The Western-Southern Life Insurance Company ("Western-Southern") acquired all of the outstanding stock of Countrywide Financial Services, Inc. (the "Acquisition"). Countrywide Investments, Inc. (the "Adviser"), which provides investment advisory and distribution services to the Trust, and Countrywide Fund Services, Inc. (the "Transfer Agent"), which provides transfer agency, accounting and administrative services to the Trust, are wholly-owned subsidiaries of Countrywide Financial Services, Inc. As a result of the Acquisition, the Adviser and the Transfer Agent are each an indirect wholly-owned subsidiary of Western-Southern. Western-Southern provides life and health insurance, annuities, mutual funds, business planning insurance, asset management and other related financial services.

On October 27, 1999, a Special Meeting of Shareholders of the Trust was held in order for shareholders to vote on certain matters relating to the Acquisition. Shareholders of the Funds voted to approve new investment advisory agreements with the Adviser containing substantially identical terms and conditions, in all material respects, as the advisory agreements in effect prior to the Acquisition. Shareholders of the Funds also voted to approve new sub-advisory agreements with Mastrapasqua & Associates, Inc. containing substantially identical terms, in all material respects, as the sub-advisory agreements in effect prior to the Acquisition. Shareholders also elected the following individuals to serve on the Board of Trustees of the Trust effective upon the closing of the Acquisition: William O. Coleman, Phillip R. Cox, H. Jerome Lerner, Robert H. Leshner, Jill T. McGruder, Oscar P. Robertson, Nelson Schwab, Jr., Robert E. Stautberg and Joseph S. Stern, Jr.

The investment objectives and policies of the Funds have not been affected by the Acquisition.

THE FOLLOWING SHOULD BE READ IN CONJUNCTION WITH THE SECTION ENTITLED "HOW TO PURCHASE SHARES":

As a result of the Acquisition, the InvestPlus Plan will no longer be offered. Therefore, Countrywide Home Loans mortgage holders may no longer write one check for their mortgage payment and their investment in a Fund. The paragraph
describing  the  InvestPlus   Plan  should  be  disregarded  and  is  no  longer
applicable.

                             Capital Appreciation
                                     Income

                                  ANNUAL REPORT

                                 MARCH 31, 1999
                                 --------------

                                     UTILITY
                                      FUND
                                    --------


                                     EQUITY
                                      FUND
                                     -------


                                  GROWTH/VALUE
                                      FUND
                                  -------------


                                AGGRESSIVE GROWTH
                                      FUND

                                        .
                                        .
                                        .
                                        .
                                        .
                                        .

                                   Countrywide
                                   -----------
                                   Investments

LETTER FROM THE CHAIRMAN
================================================================================

Photo of: Angelo R. Mozilo

Dear Shareholders:

Thirty years ago, David Loeb and I had an ambitious vision for a new mortgage lending company. As we pondered a name for the company, we thought big:
Worldwide. But even the two of us, as ambitious as we were, could not conceive of a global reach for the company. After rejecting Nationwide, we settled on Countrywide and the rest is history. Now it seems our dreams were too modest. On February 17, Countrywide signed a letter of intent to form a European mortgage banking joint venture with Woolwich, plc, one of the five largest mortgage originators and servicers in the United Kingdom. The initial purpose of the joint venture is to provide fee-based mortgage services for Woolwich, which has a mortgage servicing portfolio equivalent to $40 billion, annual fundings equivalent to $10 billion and mortgage operations in France and Italy. The joint venture will also market its services to other lenders throughout the European Union.

Growth and change are crucial to our success at Countrywide. New ideas and the latest technology -- as well as huge ambition and passion to be the best -- made us the nation's largest independent residential mortgage lender and servicer. This philosophy also applies to the many Countrywide subsidiaries, including Countrywide Investments. We are committed to creating value for our shareholders by offering a variety of investment opportunities. There are currently 17 funds offered through Countrywide Investments, each designed to fulfill specific financial needs. As the merger and acquisition team adds new funds, shareholders will enjoy an even broader range of investment choices. Just as Countrywide Home Loans delivers the American dream of homeownership, Countrywide Investments brings financial dreams within the reach of every investor. Whether planning for a family, college education or retirement, Countrywide Investments makes saving and investing money easy and convenient.

Thank you for choosing Countrywide Investments for your financial planning needs. We hope our services will bring you the financial rewards of careful planning and big dreams.

Sincerely,

/s/Angelo R. Mozilo
Angelo R. Mozilo
Chairman

LETTER FROM THE PRESIDENT
================================================================================

Photo of: Robert H. Leshner

Dear Fellow Shareholders:

We are pleased to present Countrywide Strategic Trust's annual report for the fiscal year ended March 31, 1999. This report provides financial data and performance information for the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund. These Funds represent the four equity products currently offered among the 17 mutual funds which comprise the Countrywide Family of Funds.

For the ninth consecutive year, the U.S. economy continued its longest peacetime expansion on record and the second longest this century. The Dow Jones Industrial Average reached a milestone when it closed above 10,000. A more significant figure was the U.S. unemployment rate, which dropped to a 29-year low. Other indicators of a strong economy included: inflation below 2%, low interest rates, rising consumer confidence, strong consumer spending, strong U.S. dollar and rebounding corporate profits.

For the most part, investors ignored valuation and focused on companies with rapid earnings and revenue growth. High-flying technology and Internet stocks performed particularly well. A flurry of merger and acquisition activity, in addition to a number of IPOs, helped to spark Internet fever. The performance gap between large and small-cap stocks was enormous during the first quarter of 1999. The S&P 500 Index outperformed the Russell 2000 Index by 10.4%. Growth stocks also continued to outperform value stocks significantly, continuing a five-year trend.

We expect continued strong earnings growth for the second quarter in the technology, consumer cyclicals and financial sectors. Internet stocks may continue to receive tremendous investor attention, but we believe the prudent approach is to invest in companies that are major providers of the Internet's infrastructure, as they can be less volatile than startups. We believe utility stocks to be oversold and valuations among the cheapest in the market; therefore, we feel there are some compelling buys in this sector.

Countrywide Investments remains committed to providing products and services that help investors meet their financial goals. Our success has been built on the confidence investors have extended to us. We thank you for your support and look forward to continued service to you in the future.

Sincerely,


/s/Robert H. Leshner
Robert H. Leshner
President

UTILITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The Utility Fund seeks a high level of total return by investing primarily in securities of public utilities. Capital appreciation is a secondary objective. The Fund's total returns for the fiscal year ended March 31, 1999 (excluding the impact of applicable sales loads) were -4.79% and -5.92% for Class A and Class C shares, respectively.

During fiscal 1999, the markets again enjoyed strong domestic growth with minimal inflationary threats. Record low unemployment, high consumer confidence and gains in real wages contributed to higher levels of consumer spending, providing a boost to Gross Domestic Product (GDP). Despite the favorable domestic economic conditions, stock market gains were very narrow, with investors preferring higher growth industries such as technology, pharmaceuticals and communications. The movement toward higher growth names came largely at the expense of the utility, basic materials and energy sectors, which are deemed to be more value-oriented areas. The rotation from value to growth was magnified by rising interest rates during the second half of the fiscal year. After bottoming out at 4.71% in early October, the yield on the 30-year U.S. Treasury bond rose to 5.60% at the end of March. Since many investors consider utility stocks to be an alternative to bonds, utilities fell along with the bond market. As a result, the S&P Utility Index returned -1.51% for the fiscal year, compared to the 13.19% return of the Dow Jones Industrial Average and the 18.47% return of the S&P 500 Index.

Once again, the best performing sector within the Fund was telecommunications. Our holdings in Bell Atlantic, AT&T and Lucent Technologies performed very well as the power of data and Internet communications became available to a record number of individuals and businesses. Almost all of the traditional electric utilities in the Fund performed below expectations due to the overall industry sell-off. As has been the case over the last few years, utility funds again did not participate in the record amounts of new money flowing into the equity markets. As a result, very few new names were added to the portfolio and portfolio turnover again was minimal.

Our outlook for the utility sector remains optimistic. We expect the backup in interest rates to be temporary, thus providing a more positive environment for utility stocks. Deregulation and consolidation should continue to be positive for the industry. The demand for telecommunications should continue to boom as the Internet grows and high speed access to the world wide web becomes more commonplace and affordable. The Fund will continue to concentrate on owning those companies that can provide attractive total returns, and are well positioned to increase their revenues and earnings in the upcoming period of deregulation.

Chart:
Comparison of the Change in Value of a $10,000 Investment in the Utility Fund - Class A* and the Standard & Poor's Utility Index

                         Utility Fund
                  Average Annual Total Returns
              1 Year    5 Years   Since Inception*
Class A       (8.60%)   11.40%       10.47%
Class C       (5.92%)   11.41%        8.98%

   Standard & Poor's Utility Index     Utility Fund - Class A
               10000                    9600
               10243                    9671
               11412                   10320
3/90           10562                   10115
               10618                   10144
               10140                    9854
               11120                   10562
3/91           11367                   11049
               10889                   11115
               11749                   12144
               12746                   12960
3/92           11556                   12356
               12457                   12905
               13438                   13398
               13777                   13953
3/93           15264                   14906
               15548                   15130
               16589                   15556
               15634                   15073
3/94           14305                   14591
               14304                   14469
               14369                   14660
               14355                   14769
3/95           15349                   15128
               16491                   15890
               18350                   16986
               20409                   18677
3/96           19434                   18404
               20408                   19283
               19732                   18651
               21038                   19755
3/97           20326                   19437
               21524                   20784
               22573                   21626
               26248                   25266
3/98           27729                   27390
               28066                   25933
               29371                   26862
               30128                   29724
3/99           27297                   26079


Past performance is not predictive of future performance.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on August 15, 1989, and the initial public offering of Class C shares commenced on August 2, 1993.

EQUITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The Equity Fund seeks long-term capital appreciation by investing primarily in common stocks of companies that offer attractive total returns through potential growth of both share price and dividends. The Fund's total returns for the fiscal year ended March 31, 1999 (excluding the impact of applicable sales loads) were 14.30% and 13.03% for Class A and Class C shares, respectively.

During the fiscal year, the continued strength in the U.S. economy combined with low inflation to push the major large-cap stock indices to new highs. Record low unemployment, high consumer confidence and gains in real wages contributed to higher levels of consumer spending, providing a larger than expected boost to Gross Domestic Product (GDP). Stability in much of Asia toward the end of the fiscal year allowed corporate profits to post their largest gains in almost two years.

Market gains were very narrow in the latest fiscal year, with investors preferring to own those very few large-cap growth-oriented names that were responsible for most of the gains in the market. Toward the end of the fiscal year, value and cyclical stocks began to rally on the expectations of continued strong U.S. economic growth, low inflation and recoveries in the economies of many emerging markets. Although returns were down from the unsustainable levels seen in fiscal year 1998, most indices still managed to post double-digit increases as evidenced by the 18.47% return of the S&P 500 Index, the 13.19% gain in the Dow Jones Industrial Average and the 34.09% rise in the NASDAQ Composite Index. Mid-cap stocks managed to post a gain of only 0.46% and small-cap stocks lost 17.28% during the same time period.

The Fund remained well-diversified throughout the fiscal year. Holdings in the technology, healthcare and communications sectors enjoyed very strong performance. Technology stocks benefited from the growth of the Internet, the demand for personal computers and the continued move to networking of computer systems. Healthcare stocks enjoyed the positive fundamentals brought on by an aging population, advances in drug therapies and the introduction of new treatments that showed success in battling some of the most widespread diseases. Communications stocks were the beneficiaries of increased need for high speed Internet access and the boom in data communications.

Management continues to focus on those companies that are leaders in their industries and can offer growth in revenues, cash flows and earnings. We remain optimistic on the longer term fundamentals facing the market -- low inflation, an expectation for lower interest rates and continued economic growth. We will continue to seek to own companies that have a competitive advantage and have the capability to expand their profit margins.

Chart:
Comparison of the Change in Value of a $10,000 Investment in the Equity Fund - Class C* and the Standard & Poor's 500 Index

                Equity Fund
        Average Annual Total Returns

          1 Year    5 Years   Since Inception*
Class A     9.73%    19.34%      16.36%
Class C    13.03%    19.34%      15.83%

     Standard & Poor's 500 Index   Equity Fund - Class C
               10000                   10000
               10078                   10010
               10338                   10130
               10578                    9994
3/94           10177                    9709
               10220                    9317
               10718                    9787
               10716                    9751
3/95           11760                   10419
               12883                   11095
               13907                   11893
               14744                   12776
3/96           15535                   13222
               16232                   13797
               16734                   14105
               18129                   14491
3/97           18615                   14678
               21865                   16746
               23503                   17801
               24178                   18603
3/98           27550                   20788
               28460                   20938
               25629                   18724
               31087                   22454
3/99           32636                   23497

Past performance is not predictive of future performance.

*The chart above represents performance of Class C shares only, which will vary from the performance of Class A shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class C shares commenced on June 7, 1993, and the initial public offering of Class A shares commenced on August 2, 1993.

GROWTH/VALUE FUND
AGGRESSIVE GROWTH FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not yet reflect the prospects for accelerated earnings/cash flow growth. For the fiscal year ended March 31, 1999, the Fund's total return (excluding the impact of applicable sales loads) was 29.89%, as compared to 18.47% for the S&P 500 Index.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments in companies of various sizes. For the fiscal year ended March 31, 1999, the Fund's total return (excluding the impact of applicable sales loads) was 15.46%, as compared to the 34.09% return for the NASDAQ Composite Index.

Volatility has once again intensified within the equity market over the past year. Growth stocks, after having dominated the bull market since the October lows of last year, have recently retreated somewhat as lagging cyclical sectors regained some investor interest. Although a "corrective phase" can be unsettling, as evidenced most vividly in the Internet stocks, the broadening of market participation is a positive development for the longevity of the bull market.

Maintaining a focus on long-term secular developments that are impacting the investment landscape should provide investor comfort that an exciting period of innovation, technological creativity and revolutionary healthcare products and therapies lie before us.

Despite Wall Street's preoccupation with short-term trading strategies, sector rotation and rearview analysis, strong secular dynamics are still unfolding that should provide a thrust to equity prices for some time. For example, preoccupation with Y2K's potential short-term effect on PC demand can cause investors to lose sight of the explosive demand for productivity enhancing software and hardware in the year 2000 as new technologies enter the scene.

As corporate earnings of the market leading technology stocks are reported, the robust condition of their industry and the overall economy have significantly increased investor comfort with the earnings prospects of these companies. Corporate earnings growth has not been limited to the technology sector. Based on the companies in the S&P 500 Index that have reported earnings for the quarter ended March 31, 1999, operating earnings per share are up substantially versus last year's decline of 1.6% and are above most analysts' expectations.

The fundamentals of the U.S. economy continue to support a positive long-term outlook for the equity market and continue to benefit from low inflation, low unemployment and a favorable interest rate environment. As a result, U.S. consumers, the main drivers behind the demand for U.S. goods and services, are participating in the rewards of a healthy and growing U.S. economy. Going on the ninth consecutive year of an economic expansion, we remain positive on 1999 Gross Domestic Product (GDP) growth.

In addition to the continuing strong domestic consumer spending trends, the international economy appears to be improving. Based on many U.S. companies' observations, demand is increasing in Asia for U.S. goods and services. This incremental factor, which is helping to drive the U.S. economy, has eased investor fears of moderating U.S. GDP growth. The recent recovery of cyclical stocks is evidence of the improving outlook for international economies, especially in Asia. In addition to creating an impetus for higher demand and profitability for the large U.S. multinational conglomerates, it should also lead to additional cash flow available for technology spending.

With early signs of recovery emerging in Asia and a need to encourage growth in Europe, the balance of economic policy worldwide cannot risk undoing the delicate recovery underway. Consequently, we remain encouraged that the policy background should be supportive to growth and liquidity, the foundation of higher market valuations.

Our concentrated sectors each have distinct characteristics supporting long-term growth. Health care is bolstered by the aging population and productivity gains stemming from enlightened government reforms. Technology continues to alter fundamental production and service delivery systems that increase productivity significantly.

GROWTH/VALUE FUND
AGGRESSIVE GROWTH FUND
MANAGEMENT DISCUSSION AND ANALYSIS (CONTINUED)
================================================================================
We attempt to position the Growth/Value Fund to participate in bull markets and simultaneously limit the risk profile in such a way as to minimize relative market losses during downturns. The Aggressive Growth Fund also emphasizes buying growth at value, but the average capitalization size is much smaller than that of the Growth/Value Fund. The smaller, and usually younger, aggressive growth companies add somewhat to the risk/return profile of the Aggressive Growth Fund.

Chart:

Comparison of the Change in Value of a $10,000 Investment in the Growth/Value Fund and the Standard & Poor's 500 Index

    Growth/Value Fund
Average   Annual Total Returns
 1 Year      Since Inception*
 24.69%          25.02%

     Standard & Poor's 500 Index    Growth/Value Fund
               10000                      9600
               10576                     10099
3/96           11143                     10992
               11643                     11098
               12003                     11290
               13004                     12185
3/97           13352                     12291
               15684                     14437
               16858                     16335
               17342                     15083
3/98           19762                     16805
               20414                     17104
               18383                     15650
               22299                     20975
3/99           23410                     21828

Past performance is not predictive of future performance.

*Fund inception was September 29, 1995.

Comparison of the Change in Value of a $10,000 Investment in the Aggressive Growth Fund and the NASDAQ Composite Index*

Aggressive Growth Fund
Average Annual Total Returns
  1 Year      Since Inception*
  10.85%          17.48%

        NASDAQ Composite Index    Aggressive Growth Fund
               10000                  9600
               10064                  9552
3/96           10545                 10406
               11353                 10762
               11761                 10982
               12382                 11853
3/97           11723                 11391
               13860                 13440
               16216                 16740
               15125                 13873
3/98           17700                 15210
               18287                 14373
               16365                 12911
               21206                 17375
3/99           23823                 17562

Past performance is not predictive of future performance.

Fund inception was September 29, 1995.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1999
=============================================================================================================
                                                                                 Utility           Equity
                                                                                  Fund              Fund
-------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost...................................................     $ 27,869,108     $  34,520,209
                                                                             ==============   ===============
   At amortized cost.....................................................     $ 27,852,815     $  34,520,209
                                                                             ==============   ===============
   At market value (Note 2)..............................................     $ 41,623,274     $  53,815,963
Repurchase agreements (Note 2)...........................................               --         5,420,000
Cash.....................................................................            2,991                78
Dividends and interest receivable........................................          122,963            27,875
Receivable for capital shares sold ......................................           17,314            39,210
Other assets.............................................................           13,098            27,036
                                                                             --------------   ---------------
   TOTAL ASSETS..........................................................       41,779,640        59,330,162
                                                                             --------------   ---------------
LIABILITIES
Dividends payable........................................................           24,844                --
Payable for capital shares redeemed......................................           87,747           533,072
Payable to affiliates (Note 4)...........................................           34,333            57,193
Other accrued expenses and liabilities ..................................           26,890            33,658
                                                                             --------------   ---------------

   TOTAL LIABILITIES.....................................................          173,814           623,923
                                                                             --------------   ---------------

NET ASSETS ..............................................................     $ 41,605,826     $  58,706,239
                                                                             --------------   ---------------
Net assets consist of:
Paid-in capital..........................................................     $ 26,304,587     $  39,337,704
Accumulated net realized gains from security transactions................        1,530,780            72,781
Net unrealized appreciation on investments ..............................       13,770,459        19,295,754
                                                                             --------------   ---------------
Net assets ..............................................................     $ 41,605,826     $  58,706,239
                                                                             ==============   ===============
PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ...............................     $ 38,390,936     $  55,560,703
                                                                             ==============   ===============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5)..........................        2,488,896         2,511,439
                                                                             ==============   ===============
Net asset value and redemption price per share (Note 2)..................     $      15.42     $       22.12
                                                                             ==============   ===============
Maximum offering price per share (Note 2)................................     $      16.06     $       23.04
                                                                             ==============   ===============
PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ...............................     $  3,214,890     $   3,145,536
                                                                             ==============   ===============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5)..........................          208,694           143,890
                                                                             ==============   ===============
Net asset value, offering price and redemption price per share (Note 2)..     $      15.40     $       21.86
                                                                             ==============   ===============

See accompanying notes to financial statements.

                                                                               7


STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1999
=============================================================================================================
                                                                                 Growth/         Aggressive
                                                                                  Value            Growth
                                                                                  Fund              Fund
-------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost...................................................     $ 15,111,560     $   8,087,571
                                                                             ==============   ===============
   At amortized cost.....................................................     $ 15,111,808     $   8,087,609
                                                                             ==============   ===============
   At market value (Note 2)..............................................     $ 24,662,044     $  11,406,341
Cash.....................................................................           20,191             6,509
Dividends receivable.....................................................            6,641               800
Receivable for capital shares sold.......................................            9,087             6,708
Organization costs, net (Note 2).........................................            9,521             9,521
Other assets.............................................................            9,571             8,361
                                                                             --------------   ---------------
   TOTAL ASSETS..........................................................       24,717,055        11,438,240
                                                                             --------------   --------------
LIABILITIES
Payable for capital shares redeemed......................................            5,564            14,166
Payable to affiliates (Note 4)...........................................           29,120             8,470
Other accrued expenses and liabilities...................................           18,644            13,494
                                                                             --------------   ---------------
   TOTAL LIABILITIES.....................................................           53,328            36,130
                                                                             --------------   ---------------
NET ASSETS ..............................................................     $ 24,663,727     $  11,402,110
                                                                             ==============   ===============
Net assets consist of:
Paid-in capital..........................................................     $ 15,113,491     $   8,083,378
Net unrealized appreciation on investments...............................        9,550,236         3,318,732
                                                                             --------------   ---------------
Net assets...............................................................     $ 24,663,727     $  11,402,110
                                                                             ==============   ===============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5)..........................        1,409,641           724,665
                                                                             ==============   ===============
Net asset value and redemption price per share (Note 2)..................     $      17.50     $       15.73
                                                                             ==============   ===============
Maximum offering price per share (Note 2)................................     $      18.23     $       16.39
                                                                             ==============   ===============

See accompanying notes to financial statements.


STATEMENTS OF OPERATIONS
For the Year Ended March 31, 1999
=============================================================================================================
                                                                                 Utility           Equity
                                                                                  Fund              Fund
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ............................................................     $  1,364,429     $     455,841
   Interest .............................................................          215,761           290,044
                                                                             --------------   ---------------
     TOTAL INVESTMENT INCOME ............................................        1,580,190           745,885
                                                                             --------------   ---------------
EXPENSES
   Investment advisory fees (Note 4) ....................................          326,576           375,212
   Distribution expenses, Class A (Note 4)...............................           92,716           117,348
   Distribution expenses, Class C (Note 4) ..............................           31,159            30,890
   Transfer agent fees, Class A (Note 4).................................           33,695            24,679
   Transfer agent fees, Class C (Note 4).................................           12,000            12,000
   Accounting services fees (Note 4) ....................................           36,000            39,000
   Postage and supplies..................................................           24,800            20,140
   Professional fees ....................................................           17,721            22,721
   Registration fees, Common ............................................            2,174             2,064
   Registration fees, Class A ...........................................            6,023             6,213
   Registration fees, Class C ...........................................            5,611             5,336
   Trustees' fees and expenses ..........................................           10,309            10,309
   Custodian fees .......................................................            6,671             7,679
   Reports to shareholders ..............................................            5,253             4,159
   Insurance expense ....................................................            3,995             3,295
   Other expenses .......................................................            3,945             8,244
                                                                             --------------   ---------------
     TOTAL EXPENSES .....................................................          618,648           689,289
                                                                             --------------   ---------------
NET INVESTMENT INCOME ...................................................          961,542            56,596
                                                                             --------------   ---------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions ........................        2,008,632            72,685
   Net change in unrealized appreciation/depreciation on investments.....       (5,229,709)        6,891,335
                                                                             --------------   ---------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS ...............       (3,221,077)        6,964,020
                                                                             --------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS  ..................     $ (2,259,535)    $   7,020,616
                                                                             ==============   ===============

See accompanying notes to financial statements.


STATEMENTS OF OPERATIONS
For the Year Ended March 31, 1999
=============================================================================================================
                                                                                 Growth/         Aggressive
                                                                                  Value            Growth
                                                                                  Fund              Fund
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends.............................................................     $    163,717     $      41,149
   Interest..............................................................           23,256            13,153
                                                                             --------------   ---------------
     TOTAL INVESTMENT INCOME.............................................          186,973            54,302
                                                                             --------------   ---------------
EXPENSES
   Investment advisory fees (Note 4).....................................          254,571           125,575
   Distribution expenses (Note 4)........................................           57,474            19,824
   Accounting services fees (Note 4).....................................           24,000            24,000
   Professional fees.....................................................           16,540            12,940
   Transfer agent fees (Note 4)..........................................           12,491            12,250
   Trustees' fees and expenses...........................................           11,241            11,241
   Postage and supplies..................................................           11,098            10,405
   Registration fees.....................................................            8,889             8,678
   Custodian fees........................................................            8,923             5,926
   Amortization of organization costs (Note 2)...........................            6,355             6,355
   Insurance expense.....................................................            3,135             2,085
   Reports to shareholders...............................................            2,347             2,293
   Other expenses........................................................            5,674             9,769
                                                                             --------------   ---------------
     TOTAL EXPENSES......................................................          422,738           251,341
   Expenses reimbursed by the Adviser (Note 6)...........................               --            (6,473)
                                                                             --------------   ---------------
     NET EXPENSES .......................................................          422,738           244,868
                                                                             --------------   ---------------
NET INVESTMENT LOSS .....................................................         (235,765)         (190,566)
                                                                             --------------   ---------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions ........................        3,987,680         1,735,380
   Net change in unrealized appreciation/depreciation on investments ....        1,438,007          (936,684)
                                                                             --------------   ---------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ........................        5,425,687           798,696
                                                                             --------------   ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS  .............................     $  5,189,922     $     608,130
                                                                             --------------   ---------------

See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended March 31, 1999 and 1998
=============================================================================================================
                                                              Utility                        Equity
                                                               Fund                           Fund

                                                       Year           Year            Year           Year
                                                       Ended          Ended           Ended          Ended
                                                     March 31,      March 31,       March 31,      March 31,
                                                       1999           1998            1999           1998
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income.......................   $    961,542    $  1,203,757    $    56,596    $   134,298
   Net realized gains from
     security transactions.....................      2,008,632         396,431         72,685        131,522
   Net change in unrealized appreciation/depreciation
     on investments............................     (5,229,709)     12,365,467      6,891,335      9,717,678
                                                  ------------   --------------  -------------  -------------
Net increase (decrease) in net
   assets from operations......................     (2,259,535)     13,965,655      7,020,616      9,983,498
                                                  ------------   --------------  -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A.........       (923,626)     (1,131,462)       (56,596)     (134,305)
   From net investment income, Class C.........        (37,916)        (72,537)            --            --
   Return of capital, Class A..................             --              --         (7,701)           --
   From net realized gains on security
     transactions, Class A.....................       (441,346)       (598,344)            --       (266,654)
   From net realized gains on security
     transactions, Class C.....................        (36,559)        (49,575)            --        (29,203)
                                                  ------------   --------------  -------------  -------------
Decrease in net assets from distributions
   to shareholders.............................     (1,439,447)     (1,851,918)       (64,297)      (430,162)
                                                  ------------   --------------  -------------  -------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
CLASS A
   Proceeds from shares sold...................      4,525,134       6,395,680     16,146,962     27,157,778
   Net asset value of shares issued in
     reinvestment of distributions
     to shareholders...........................      1,225,189       1,560,076         63,426        393,608
   Payments for shares redeemed................     (6,425,371)    (12,764,160)    (5,648,244)   (12,645,062)
                                                  ------------   --------------  -------------  -------------
Net increase (decrease) in net assets from
   Class A share transactions..................       (675,048)     (4,808,404)    10,562,144     14,906,324
                                                  ------------   --------------  -------------  -------------

CLASS C
   Proceeds from shares sold...................        424,245         343,251        566,536        386,194
   Net asset value of shares issued in
     reinvestment of distributions
     to shareholders...........................         69,533         112,220             --         29,105
   Payments for shares redeemed................       (573,313)       (887,840)    (1,576,756)      (429,754)
                                                  ------------   --------------  -------------  -------------

Net decrease in net assets from Class C
   share transactions..........................        (79,535)       (432,369)    (1,010,220)       (14,455)
                                                  ------------   --------------  -------------  -------------
Net increase (decrease) in net assets from
   capital share transaction...................       (754,583)     (5,240,773)     9,551,924     14,891,869
                                                  ------------   --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .......     (4,453,565)      6,872,964     16,508,243     24,445,205

NET ASSETS:
   Beginning of year...........................     46,059,391      39,186,427     42,197,996     17,752,791
                                                  ------------   --------------  -------------  -------------
   End of year.................................   $ 41,605,826    $ 46,059,391    $58,706,239    $42,197,996
                                                  ============   ==============  =============  =============


See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended March 31,1999 and 1998
and August 31, 1997
====================================================================================================================
                                                    Growth/Value Fund             Aggressive Growth Fund

                                                 Year    Seven Months   Year       Year   Seven Months    Year
                                                 Ended       Ended      Ended      Ended      Ended       Ended
                                               March 31,   March 31,  August 31,  March 31,  March 31,  August 31,
                                                 1999       1998(A)      1997       1999      1998(A)      1997
--------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment loss.....................   $(235,765)  $(146,022)  $(214,624)  $(190,566)  $(142,331)  $(148,879)
   Net realized gains (losses) from
     security transactions.................   3,987,680   1,566,803     894,909   1,735,380     241,580    (356,478)
   Net change in unrealized
     appreciation/depreciation
     on investments........................   1,438,007     437,753   7,431,395    (936,684)   (458,321)   4,653,168
                                             ----------  ----------   ---------   ---------   ---------    ---------
Net increase (decrease) in net assets
  from operations..........................   5,189,922   1,858,534   8,111,680     608,130    (359,072)   4,147,811
                                             ----------  ----------   ---------   ---------   ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains on
      security transactions................  (4,390,836) (1,021,333)   (888,542) (1,620,482)        --       (16,180)
                                             ----------  ----------   ---------   ---------   ---------    ---------

FROM CAPITAL SHARE TRANSACTIONS (Note 5):
   Proceeds from shares sold ..............   4,555,639   6,013,814   9,367,824   3,396,790   4,724,918    5,211,479
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders..........................   2,552,347     348,462     260,810     978,542         --         4,532
   Payments for shares redeemed............ (11,892,598) (5,328,293) (5,181,368) (7,456,234) (2,854,217)  (1,913,821)
                                             ----------  ----------   ---------   ---------   ---------    ---------
Net increase (decrease) in net assets from
   capital share transactions..............  (4,784,612)  1,033,983   4,447,266  (3,080,902)  1,870,701    3,302,190
                                             ----------  ----------   ---------   ---------   ---------    ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS  ..  (3,985,526)  1,871,184  11,670,404  (4,093,254)  1,511,629    7,433,821

NET ASSETS:
   Beginning of period.....................  28,649,253  26,778,069  15,107,665  15,495,364  13,983,735    6,549,914
                                             ----------  ----------   ---------   ---------   ---------    ---------
   End of period........................... $24,663,727 $28,649,253 $26,778,069 $11,402,110 $15,495,364   $13,983,735
                                            =========== =========== =========== =========== ===========   ===========

(A) Effective as of the close of business on August 29, 1997, the Growth/Value Fund and Aggressive Growth Fund were reorganized and the fiscal year-end of each Fund, subsequent to August 31, 1997, was changed to March 31 (Note 6).

See accompanying notes to financial statements.


UTILITY FUND
FINANCIAL HIGHLIGHTS - CLASS A
===============================================================================================================
                                                   Per Share Data for a Share Outstanding Throughout Each Year
===============================================================================================================
                                                                      Years Ended March 31,

                                                      1999        1998        1997        1996        1995
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  16.76    $  12.44    $  12.24    $  10.47     $ 10.52
                                                  ----------   ---------   ----------   ---------  ----------
Income (loss) from investment operations:
   Net investment income........................        0.38        0.43        0.46        0.47        0.43
   Net realized and unrealized gains (losses)
      on investments............................       (1.16)       4.56        0.22        1.77        (0.05)
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................       (0.78)       4.99        0.68        2.24        0.38
                                                  ----------   ---------   ----------   ---------  ----------
Less distributions:
   Dividends from net investment income.........       (0.38)      (0.43)      (0.46)      (0.47)      (0.43)
   Distributions from net realized gains........       (0.18)      (0.24)      (0.02)         --          --
                                                  ----------   ---------   ----------   ---------  ----------
Total distributions.............................       (0.56)      (0.67)      (0.48)      (0.47)      (0.43)
                                                  ----------   ---------   ----------   ---------  ----------
Net asset value at end of year..................    $  15.42    $  16.76    $  12.44    $  12.24     $ 10.47
                                                  ==========   =========   ==========   =========  ==========
Total return(A) ................................     (4.79) %     40.92%        5.61%      21.65%      3.68%
                                                  ==========   =========   ==========   =========  ==========
Net assets at end of year (000's)...............    $ 38,391    $ 42,463    $ 36,087    $ 40,424     $40,012
                                                  ==========   =========   ==========   =========  ==========

Ratio of expenses to average net assets.........       1.33%       1.25%       1.25%       1.25%       1.25%

Ratio of net investment income to average
    net assets..................................       2.30%       3.03%       3.65%       3.97%       4.06%

Portfolio turnover rate ........................          4%          0%          3%         11%         17%

--------------------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

UTILITY FUND
FINANCIAL HIGHLIGHTS - CLASS C
=================================================================================================================
                                                   Per Share Data for a Share Outstanding Throughout Each Year
=================================================================================================================
                                                                      Years Ended March 31,

                                                      1999        1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  16.74    $  12.43    $  12.23    $  10.46     $ 10.51
                                                  ----------   ---------   ----------   ---------  ----------
Income (loss) from investment operations:
   Net investment income........................        0.18        0.31        0.35        0.37        0.35
   Net realized and unrealized gains (losses)
     on investments.............................       (1.16)       4.57        0.24        1.78        (0.04)
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................       (0.98)       4.88        0.59        2.15        0.31
                                                  ----------   ---------   ----------   ---------  ----------
Less distributions:
   Dividends from net investment income.........       (0.18)      (0.33)      (0.37)      (0.38)      (0.36)
   Distributions from net realized gains........       (0.18)      (0.24)      (0.02)         --          --
                                                  ----------   ---------   ----------   ---------  ----------
Total distributions.............................       (0.36)      (0.57)      (0.39)      (0.38)      (0.36)
                                                  ----------   ---------   ----------   ---------  ----------
Net asset value at end of year..................    $  15.40    $  16.74    $  12.43    $  12.23     $ 10.46
                                                  ==========   =========   ==========   =========  ==========
Total return(A) ................................     (5.92)%      39.91%       4.82%      20.78%       3.00%
                                                  ----------   ---------   ----------   ---------  ----------
Net assets at end of year (000's)...............    $  3,215    $  3,597    $  3,099    $  3,686     $ 3,599
                                                  ==========   =========   ==========   =========  ==========

Ratio of expenses to average net assets ........       2.50%       2.00%       2.00%       2.00%       2.00%

Ratio of net investment income to average
   net assets..................................        1.13%       2.28%       2.89%       3.19%       3.41%

Portfolio turnover rate.........................          4%          0%          3%         11%         17%

------------------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

14

EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS A
==================================================================================================================
                                                  Per Share Data for a Share Outstanding Throughout Each Year
==================================================================================================================
                                                                      Years Ended March 31,

                                                      1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  19.38    $  13.76    $  12.45    $   9.84     $  9.26
                                                  ----------   ---------   ----------   ---------  ----------
Income from investment operations:
   Net investment income........................        0.04        0.09        0.12        0.13        0.15
   Net realized and unrealized gains
     on investments.............................        2.73        5.76        1.35        2.60        0.59
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................        2.77        5.85        1.47        2.73        0.74
                                                  ----------   ---------   ----------   ---------  ----------
Less distributions:
   Dividends from net investment income.........       (0.03)      (0.08)      (0.12)      (0.12)      (0.16)
   Distributions from net realized gains........          --       (0.15)      (0.04)         --          --
                                                  ----------   ---------   ----------   ---------  ----------
Total distributions.............................       (0.03)      (0.23)      (0.16)      (0.12)      (0.16)
                                                  ----------   ---------   ----------   ---------  ----------
Net asset value at end of year..................    $  22.12    $  19.38    $  13.76    $  12.45     $  9.84
                                                  ==========   =========   ==========   =========  ==========

Total return(A) ................................      14.30%      42.74%      11.82%      27.90%       8.07%
                                                  ==========   =========   ==========   =========  ==========
Net assets at end of year (000's)...............    $ 55,561    $ 38,336    $ 14,983    $  8,502     $ 4,300
                                                  ==========   =========   ==========   =========  ==========

Ratio of net expenses to average net
   assets(B)....................................       1.31%       1.25%       1.25%        1.25%       1.25%

Ratio of net investment income to average
   net asset....................................       0.18%       0.53%       0.91%        1.06%       1.57%

Portfolio turnover rate.........................         10%          7%         38%          38%        159%

--------------------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.43%, 2.02% and 1.94% for the years ended March 31, 1997, 1996 and 1995, respectively.

See accompanying notes to financial statements.

EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS C
======================================================================================================================
                                                  Per Share Data for a Share Outstanding Throughout Each Year
======================================================================================================================
                                                                      Years Ended March 31,

                                                      1999        1998        1997        1996        1995
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  19.34    $  13.77    $  12.46    $   9.86     $  9.26
                                                  ----------   ---------   ----------   ---------  ----------


Income from investment operations:
   Net investment income (loss).................       (0.19)     (0.03)        0.02        0.05        0.10
   Net realized and unrealized gains
      on investments............................        2.71        5.75        1.35        2.60        0.57
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................        2.52        5.72        1.37        2.65        0.67
                                                  ----------   ---------   ----------   ---------  ----------
Less distributions:
   Dividends from net investment income.........          --          --       (0.02)      (0.05)      (0.07)
   Distributions from net realized gains........          --       (0.15)      (0.04)         --          --
                                                  ----------   ---------   ----------   ---------  ----------
Total distributions.............................          --       (0.15)      (0.06)      (0.05)      (0.07)
                                                  ----------   ---------   ----------   ---------  ----------
Net asset value at end of year..................    $  21.86    $  19.34    $  13.77    $  12.46     $  9.86
                                                  ==========   =========   ==========   =========  ==========
Total return(A) ................................      13.03%      41.63%      11.01%      26.90%      7.32%
                                                  ==========   =========   ==========   =========  ==========
Net assets at end of year (000's)...............    $  3,146    $  3,862    $  2,770    $  2,436     $ 1,995
                                                  ==========   =========   ==========   =========  ==========
Ratio of net expenses to average net
   assets(B)....................................       2.41%       2.00%       2.00%        2.00%       2.00%

Ratio of net investment income (loss) to
   average net assets...........................      (0.92)%     (0.18)%      0.15%        0.38%       0.68%

Portfolio turnover rate.........................         10%          7%         38%          38%        159%

---------------------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.14%, 2.70% and 2.50% for the years ended March 31, 1997, 1996 and 1995, respectively.

See accompanying notes to financial statements.

16

GROWTH/VALUE FUND
FINANCIAL HIGHLIGHTS
======================================================================================================================
                                                Per Share Data for a Share Outstanding Throughout Each Period
======================================================================================================================
                                                       Year       Seven Months        Year          Period
                                                       Ended          Ended           Ended          Ended
                                                     March 31,      March 31,      August 31,     August 31,
                                                       1999          1998(A)          1997          1996(B)
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period.........   $      16.30    $      15.90    $     11.18    $     10.00
                                                  ------------   --------------  -------------  -------------
Income from investment operations:
   Net investment loss.........................          (0.17)          (0.08)         (0.13)        (0.06)(C)
   Net realized and unrealized gains
     on investments............................           4.84            1.05           5.39           1.24
                                                  ------------   --------------  -------------  -------------
Total from investment operations...............           4.67            0.97           5.26           1.18
                                                  ------------   --------------  -------------  -------------
Less distributions:
   Distributions from net realized gains.......          (3.47)          (0.57)         (0.54)           --
                                                  ------------   --------------  -------------  -------------
Net asset value at end of period...............   $      17.50    $      16.30    $     15.90    $     11.18
                                                  ============   ==============  =============  =============
Total return(D) ...............................         29.89%           6.43%         47.11%         11.80%
                                                  ============   ==============  =============  =============
Net assets at end of period (000's)............   $     24,664    $     28,649    $    26,778    $    15,108
                                                  ============   ==============  =============  =============

Ratio of net expenses to average net
   assets(E)...................................          1.66%           1.66%(F)       1.95%          1.95%(F)

Ratio of net investment loss to average
   net assets(F)...............................         (0.93)%          (0.91)%(F)     (1.03)%       (0.62)%

Portfolio turnover rate........................            59%             62%(F)         52%            21%

---------------------------------------------------------------------------------------------------------------------
(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31 (Note 7).
(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratio of expenses to average net assets would have been
    2.83%(F) for the period ended August 31, 1996.
(F) Annualized.

See accompanying notes to financial statements.

                                                                              17


AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
=====================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
=====================================================================================================================
                                                       Year       Seven Months        Year          Period
                                                       Ended          Ended           Ended          Ended
                                                     March 31,      March 31,      August 31,     August 31,
                                                       1999          1998(A)          1997          1996(B)
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period.........   $      15.81    $      16.29    $     10.95    $     10.00
                                                  ------------   --------------  -------------  -------------

Income (loss) from investment operations:
   Net investment loss.........................          (0.27)          (0.15)         (0.17)         (0.11)(C)
   Net realized and unrealized gains (losses)
      on investments................................      2.67           (0.33)          5.54           1.06
                                                  ------------   --------------  -------------  -------------
Total from investment operations...............           2.40           (0.48)          5.37           0.95
                                                  ------------   --------------  -------------  -------------
Less distributions:
   Distributions from net realized gains.......          (2.48)             --          (0.03)           --
                                                  ------------   --------------  -------------  -------------
Net asset value at end of period...............   $      15.73    $      15.81    $     16.29    $     10.95
                                                  ============   ==============  =============  =============
Total return(D) ...............................         15.46%          (2.95)%        49.09%          9.50%
                                                  ============   ==============  =============  =============
Net assets at end of period (000's)............   $     11,402    $     15,495    $    13,984    $     6,550
                                                  ============   ==============  =============  =============

Ratio of net expenses to average net
   assets(E)...................................          1.95%           1.95%(F)        1.94%          1.95%(F)

Ratio of net investment loss to average
   net assets(F)...............................         (1.52)%         (1.66)%(F)      (1.57)%        (1.26)%

Portfolio turnover rate........................            93%             40%(F)          51%            16%

Amount of debt outstanding at end of period....   $         --             n/a            n/a            n/a

Average daily amount of debt outstanding during
   the period (000's)..........................   $         80             n/a            n/a            n/a

Average daily number of capital shares outstanding
   during the period (000's)...................            818             n/a            n/a            n/a

Average amount of debt per share during
   the period..................................   $       0.10             n/a            n/a            n/a

-----------------------------------------------------------------------------------------------------------------
(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31 (Note 7).
(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 2.00%, 2.62% and 5.05%(F) for the periods ended March 31, 1999, August 31, 1997 and August 31, 1996, respectively (Note 6).
(F) Annualized.

See accompanying notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999
================================================================================
1.   ORGANIZATION
The Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund (collectively, the Funds) are each a series of Countrywide Strategic Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund. The Growth/Value Fund and Aggressive Growth Fund were originally organized as series of Trans Adviser Funds, Inc. (Note 7).

The Utility Fund seeks a high level of current income. Capital appreciation is a secondary objective. The Fund invests primarily in common, preferred and convertible preferred stocks of public utilities that currently pay dividends. The Fund also invests in investment grade bonds of public utilities. The public utilities industry includes companies that produce or supply electric power, natural gas, water, sanitary services, telecommunications and other communications services (but not radio or television broadcasters) for public use or consumption.

The Equity Fund seeks long-term growth of capital, current income and growth of income by investing primarily in dividend-paying common stocks. The Fund's investment adviser, in selecting securities for purchase, employs a quantitative screening strategy, searching for securities believed to offer above market growth at below market pricing.

The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not reflect the prospect for accelerating earnings/cash flow growth. The Fund seeks to achieve its objective by investing primarily in common stocks but also in preferred stocks, convertible bonds and warrants of companies which, in the opinion of the Fund's investment adviser, are expected to achieve growth of investment principal over time. Investments are largely made in companies of greater than $750 million capitalization.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund seeks growth opportunities among companies of various sizes. The Fund seeks to achieve its objective by investing primarily in common stocks, but also in preferred stocks, convertible bonds, options and warrants of companies which, in the opinion of the Fund's investment adviser, are expected to achieve growth of investment principal over time. Many of these companies are in the small to medium-sized category (companies with market capitalizations of less than $750 million at the time of purchase).

The Utility Fund and Equity Fund each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 4% and a distribution fee of up to 0.25% of average daily net assets) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that
(i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.
                                                                              19

2.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges and securities traded in the over-the-counter market are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian, at the Federal Reserve Bank of Cleveland. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of each class of shares of the Utility Fund and Equity Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price per share of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share. The net asset value per share of the Growth/Value Fund and Aggressive Growth Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share of the Growth/Value Fund and Aggressive Growth Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price).

The redemption price per share of each Fund, including each class of shares with respect to the Utility Fund and Equity Fund, is equal to the net asset value per share. However, Class C shares of the Utility Fund and Equity Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of the Utility Fund and Equity Fund and annually to shareholders of the Growth/Value Fund and Aggressive Growth Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Allocations between classes -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Utility Fund and Equity Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Organization costs -- Costs incurred by the Growth/Value Fund and

Aggressive
Growth Fund in connection with their organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with each Fund's commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments (excluding repurchase agreements) as of March 31, 1999:

-----------------------------------------------------------------------------------------------------------------
                                                                                     Growth/      Aggressive
                                                      Utility        Equity           Value         Growth
                                                       Fund           Fund            Fund           Fund
-----------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation..................   $ 14,044,227    $ 21,522,301    $ 9,754,046    $ 3,705,151
Gross unrealized depreciation..................       (273,768)     (2,226,547)      (203,810)      (386,419)
                                                  ------------   --------------  -------------  -------------
Net unrealized appreciation....................   $ 13,770,459    $ 19,295,754    $ 9,550,236    $ 3,318,732
                                                  ------------   --------------  -------------  -------------
Federal income tax cost........................   $ 27,852,815    $ 34,520,209    $15,111,808    $ 8,087,608
                                                  ------------   --------------  -------------  -------------
-----------------------------------------------------------------------------------------------------------------

Reclassification of capital accounts -- For the year ended March 31, 1999, the Growth/Value Fund and Aggressive Growth Fund reclassified net investment losses of $235,765 and $190,566, respectively, against paid-in capital on the Statements of Assets and Liabilities. The Equity Fund reclassified $7,701 of overdistributed net investment income against paid-in capital. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund's net assets or net asset value per share.

3.  INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) were as follows for the year ended March 31, 1999:

------------------------------------------------------------------------------------------------------------------
                                                                                     Growth/      Aggressive
                                                      Utility        Equity           Value         Growth
                                                       Fund           Fund            Fund           Fund
------------------------------------------------------------------------------------------------------------------
Purchases of investment securities.............   $  1,721,320    $ 14,471,647    $14,983,235    $11,641,423
                                                  ============   ==============  =============  =============
Proceeds from sales and maturities of
   investment securities.......................   $  3,409,806    $  4,355,481    $26,159,764    $16,642,244
                                                  ============   ==============  =============  =============
------------------------------------------------------------------------------------------------------------------

4.   TRANSACTIONS WITH AFFILIATES
The Chairman, President and certain other officers of the Trust are also officers of Countrywide Financial Services, Inc., or its subsidiaries which include Countrywide Investments, Inc. (the Adviser), the Trust's investment adviser and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Trust's transfer agent, shareholder service agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

MANAGEMENT AGREEMENTS
Each Fund's investments are managed by the Adviser under the terms of a Management Agreement. Under the Management Agreement, the Utility Fund and Equity Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its respective average daily net assets up to $200 million; 0.70% of such net assets from $200 million to $500 million; and 0.50% of such net assets in excess of $500 million. The Growth/Value Fund and Aggressive Growth Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its respective average daily net assets up to $50 million; 0.90% of such net assets from $50 million to $100 million; 0.80% of such net assets from $100 million to $200 million; and 0.75% of such net assets in excess of $200 million.

Mastrapasqua and Associates, Inc. (Mastrapasqua) has been retained by the Adviser to manage the investments of the Growth/Value Fund and Aggressive Growth Fund. The Adviser (not the Funds) pays Mastrapasqua a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.60% of each Fund's respective average daily net assets up to $50 million; 0.50% of such net assets from $50 million to $100 million; 0.40% of such net assets from $100 million to $200 million; and 0.35% of such net assets in excess of $200 million.

The Adviser has agreed, until at least August 31, 1999, to waive fees and reimburse expenses to the extent necessary to limit total operating expenses of the Growth/Value Fund and Aggressive Growth Fund to 1.95% of each Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and CFS, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17 per shareholder account from each Fund, subject to a $1,000 minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $3,000 from each of the Utility Fund and Equity Fund and $2,000 from each of the Growth/Value Fund and Aggressive Growth Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
The Adviser is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Adviser, the Adviser earned $5,789, $4,158, $3,390 and $7,588 from underwriting and broker commissions on the sale of shares of the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund, respectively, for the year ended March 31, 1999. In addition, the Adviser collected $457 and $693 of contingent deferred sales loads on the redemption of Class C shares of the Utility Fund and Equity Fund, respectively.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.

CUSTODIAN AGREEMENTS
Firstar Bank, N.A., which serves as the custodian for the Growth/Value Fund and Aggressive Growth Fund, was a significant shareholder of record of each Fund as of March 31, 1999. Under the terms of its Custodian Agreements, Firstar Bank receives from each Fund an asset-based fee plus certain transaction charges.

5.  Capital Share Transactions
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

----------------------------------------------------------------------------------------------------------------
                                                             Utility                        Equity
                                                              Fund                           Fund

                                                       Year           Year            Year           Year
                                                       Ended          Ended           Ended          Ended
                                                     March 31,      March 31,       March 31,      March 31,
                                                       1999           1998            1999           1998
----------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold....................................        275,492         441,718        818,011      1,675,833
Shares issued in reinvestment of distributions
   to shareholders.............................         75,229         105,777          3,351         22,496
Shares redeemed................................       (395,304)       (914,263)      (287,992)      (808,858)
                                                  ------------   --------------  -------------  -------------
Net increase (decrease) in shares outstanding..        (44,583)       (366,768)       533,370        889,471
Shares outstanding, beginning of year..........      2,533,479       2,900,247      1,978,069      1,088,598
                                                  ------------   --------------  -------------  -------------
Shares outstanding, end of year................      2,488,896       2,533,479      2,511,439      1,978,069
                                                  ============   ==============  =============  =============
CLASS C
Shares sold....................................         25,825          23,316         28,644         23,254
Shares issued in reinvestment of distributions
   to shareholders.............................          4,271           7,595             --          1,642
Shares redeemed................................        (36,290)        (65,381)       (84,439)       (26,402)
                                                  ------------   --------------  -------------  -------------
Net decrease in shares outstanding.............         (6,194)        (34,470)       (55,795)        (1,506)
Shares outstanding, beginning of year..........        214,888         249,358        199,685        201,191
                                                  ------------   --------------  -------------  -------------
Shares outstanding, end of year................        208,694         214,888        143,890        199,685
                                                   ============   ==============  =============  =============
----------------------------------------------------------------------------------------------------------------
                                                                              23


----------------------------------------------------------------------------------------------------------------
                                                      Growth/Value                   Aggressive Growth
                                                          Fund                             Fund
                                               Year   Seven Months   Year       Year   Seven Months    Year
                                               Ended      Ended      Ended      Ended      Ended       Ended
                                             March 31,  March 31,  Aug. 31,   March 31,  March 31,   Aug. 31,
                                               1999       1998       1997       1999       1998        1997
----------------------------------------------------------------------------------------------------------------
Shares sold................................   263,603    392,494     751,684    216,290    304,821    418,585
Shares issued in reinvestment of distributions
   to shareholders.........................   150,161     23,529      16,584     63,418        --        376
Shares redeemed............................  (761,516)  (343,315)   (434,401)  (535,148)  (183,404) (158,580)
                                            ---------- ----------  ---------  ---------  ---------  ---------
Net increase (decrease) in shares
   outstanding.............................  (347,752)    72,708     333,867   (255,440)   121,417   260,381
Shares outstanding, beginning of period....  1,757,393 1,684,685   1,350,818    980,105    858,688   598,307
                                            ---------- ----------  ---------  ---------  ---------  ---------
Shares outstanding, end of period..........  1,409,641 1,757,393   1,684,685    724,665    980,105   858,688
                                            ---------- ----------  ---------  ---------  ---------  ---------
-----------------------------------------------------------------------------------------------------------------

6.  BORROWINGS
The Growth/Value Fund and Aggressive Growth Fund each have a Loan Agreement with Firstar Bank, N.A., to be used for temporary or emergency purposes, including the financing of capital share redemption requests that might otherwise require the untimely disposition of securities. The Loan Agreements permit borrowings up to a maximum principal amount outstanding not to exceed the lesser of $1,500,000 for the Growth/Value Fund and $3,000,000 for the Aggressive Growth Fund or certain other amounts which are calculated based upon the amounts and composition of assets in each Fund as defined in the Loan Agreement. Each Fund agrees to pay interest on any unpaid principal balance at prevailing market rates as defined in the Loan Agreement.

As of March 31, 1999, neither Fund had outstanding borrowings under the Loan Agreement. The maximum amount outstanding during the year for the Aggressive Growth Fund was $1,400,000 at a weighted average interest rate of 7.75%. For the year ended March 31, 1999, the Aggressive Growth Fund incurred, and the Adviser reimbursed, $6,473 of interest expense on such borrowings.

7.  AGREEMENT AND PLAN OF REORGANIZATION
The Growth/Value Fund and Aggressive Growth Fund were originally organized as series of Trans Adviser Funds, Inc. (Trans Adviser), an open-end management investment company incorporated under the laws of the State of Maryland. Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, each Fund, on August 29, 1997, succeeded to the assets and liabilities of a series of Trans Adviser with the same name (the Predecessor Fund). The investment objective, policies and restrictions of each Fund and its Predecessor Fund are substantially identical.

For federal income tax purposes, the reorganization of the Growth/Value Fund and Aggressive Growth Fund qualified as a tax-free reorganization with no tax consequences to either Fund, its Predecessor Fund or their shareholders. In connection with the reorganization, the fiscal year-end of each Fund, subsequent to August 31, 1997, has been changed from August 31 to March 31.

8.  FEDERAL TAX INFORMATION (UNAUDITED)
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 1999. On October 30, 1998, the Utility Fund declared and paid a long-term capital gain distribution of $0.1820 per share. On November 16, 1998 and March 19, 1999, the Growth/Value Fund declared and paid long-term capital gain distributions of $0.5450 and $2.9234 per share, respectively. On March 19, 1999, the Aggressive Growth Fund declared and paid a long-term capital gain distribution of $2.4768 per share. As required by federal regulations, shareholders will receive notification of their portion of a Fund's taxable capital gain distribution, if any, paid during the 1999 calendar year early in 2000.

UTILITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999
============================================================================================================
                                                                                                    Market
COMMON STOCKS -- 91.2%                                                            Shares             Value
------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 42.0%
AES Corp.*...............................................................           45,000     $   1,676,250
Baltimore Gas & Electric Co..............................................           50,050         1,270,019
Cinergy Corp.............................................................           50,000         1,375,000
Cleco Corp...............................................................           30,000           885,000
CMS Energy Corp..........................................................           60,000         2,403,750
DPL, Inc.................................................................           75,000         1,237,500
Duke Power Co............................................................           42,000         2,294,250
FPL Group, Inc...........................................................           45,000         2,396,250
Kansas City Power & Light Co.............................................           50,000         1,231,250
Northern States Power Co.................................................           60,000         1,391,250
Scana Corp...............................................................           60,000         1,301,250
                                                                                              ---------------
                                                                                               $  17,461,769
                                                                                              ---------------
TELECOMMUNICATIONS -- 37.7%
Ameritech Corp...........................................................           50,000     $   2,893,750
AT&T Corp................................................................           30,000         2,394,375
Bell Atlantic Corp.......................................................           50,000         2,584,375
BellSouth Corp...........................................................           75,000         3,004,687
GTE Corp.................................................................           45,000         2,722,500
Lucent Technologies, Inc.................................................           19,444         2,095,091
                                                                                              ---------------
                                                                                               $  15,694,778
                                                                                              ---------------
GAS COMPANIES -- 6.6%
MCN Corp.................................................................           70,000     $   1,124,375
Oneok, Inc...............................................................           25,000           618,750
Wicor, Inc...............................................................           50,000         1,012,500
                                                                                              ---------------
                                                                                               $   2,755,625
                                                                                              ---------------
WATER COMPANIES -- 4.9%
American Water Works, Inc................................................           70,000     $   2,034,375
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $24,267,526)...................................                      $  37,946,547
                                                                                              ---------------
=============================================================================================================
                                                                                    Par             Market
CORPORATE BONDS -- 5.2%                                                            Value             Value
-------------------------------------------------------------------------------------------------------------
Dayton Power & Light Co., 8.40%, 12/01/22................................     $  1,000,000     $   1,056,165
New York Telephone Co., 9.375%, 7/15/31..................................        1,000,000         1,120,562
                                                                             --------------   ---------------

TOTAL CORPORATE BONDS (Amortized Cost $2,085,289)........................     $  2,000,000     $   2,176,727
                                                                             ==============   ---------------

                                                                              25

UTILITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999 (continued)
=============================================================================================================
                                                                                    Par             Market
COMMERCIAL PAPER -- 3.6%                                                           Value             Value
-------------------------------------------------------------------------------------------------------------
BP America, 4/01/99 (Amortized Cost $1,500,000)..........................     $  1,500,000     $   1,500,000
                                                                             ==============   ---------------

TOTAL INVESTMENT SECURITIES-- 100.0% (Amortized Cost $27,852,815)........                      $  41,623,274

LIABILITIES IN EXCESS OF OTHER ASSETS-- 0.0% ............................                            (17,448)
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $ 41,605,826
                                                                                              ===============

* Non-income producing security.

See accompanying notes to financial statements.

26

EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999
=============================================================================================================
                                                                                                   Market
COMMON STOCKS -- 91.7%                                                            Shares             Value
-------------------------------------------------------------------------------------------------------------
CONSUMER, NON-CYCLICAL -- 28.5%
Abbott Laboratories......................................................           30,000     $   1,404,375
Albertson's, Inc.........................................................           15,000           814,687
American Home Products Corp..............................................           20,000         1,305,000
Johnson & Johnson........................................................           22,000         2,061,125
Merck & Co., Inc.........................................................           20,000         1,603,750
Newell Rubbermaid, Inc...................................................           30,000         1,425,000
PepsiCo, Inc.............................................................           35,000         1,371,563
Pfizer, Inc..............................................................           20,000         2,775,000
Procter & Gamble Co......................................................           25,000         2,448,438
Sara Lee Corp............................................................           34,000           841,500
Schering-Plough Corp.....................................................           12,000           663,750
                                                                                              ---------------
                                                                                               $  16,714,188
                                                                                              ---------------
TECHNOLOGY -- 20.3%
Compaq Computer Corp. ...................................................           40,000     $   1,267,500
Hewlett-Packard Co.......................................................           17,500         1,186,719
Intel Corp...............................................................           20,000         2,382,500
Lucent Technologies, Inc.................................................            3,888           418,932
MCI Worldcom*............................................................           22,000         1,948,375
Motorola, Inc............................................................            9,000           659,250
Northern Telecom Limited.................................................           15,000           931,875
Sun Microsystems, Inc.*..................................................           25,000         3,123,437
                                                                                              ---------------
                                                                                               $  11,918,588
                                                                                              ---------------
FINANCIAL SERVICES -- 17.1%
AFLAC, Inc...............................................................           40,000     $   2,177,500
American International Group.............................................           16,500         1,990,312
Bank of New York Co., Inc................................................           60,000         2,156,250
Freddie Mac..............................................................           30,000         1,713,750
Horace Mann Educators Corp...............................................           40,000           927,500
Wells Fargo Co...........................................................           30,000         1,051,875
                                                                                              ---------------
                                                                                               $  10,017,187
                                                                                              ---------------
CONSUMER, CYCLICAL -- 13.1%
Gap, Inc.................................................................           45,000     $   3,029,063
Mattel, Inc..............................................................           55,000         1,368,125
McDonald's Corp..........................................................           46,000         2,084,375
The Walt Disney Co.......................................................           39,000         1,213,875
                                                                                              ---------------
                                                                                               $   7,695,438
                                                                                              ---------------
ENERGY -- 4.3%
Apache Corp..............................................................           35,000     $     912,187
Enron Corp...............................................................           25,000         1,606,250
                                                                                              ---------------
                                                                                               $   2,518,437
                                                                                              ---------------
CONGLOMERATES -- 3.2%
General Electric Co......................................................           17,000     $   1,880,625
                                                                                              ---------------

INDUSTRIAL -- 2.7%
Diebold, Inc.............................................................           30,000     $     720,000
Emerson Electric Co......................................................           17,000           899,937
                                                                                              ---------------
                                                                                               $   1,619,937
                                                                                              ---------------
                                                                              27

EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999 (continued)
================================================================================================================
                                                                                                    Market
COMMON STOCKS -- 91.7%                                                            Shares             Value
----------------------------------------------------------------------------------------------------------------
BASIC MATERIALS -- 2.5%
duPont (E.I.) de Nemours & Co............................................           25,000     $   1,451,563
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $34,520,209)...................................                      $  53,815,963
                                                                                              ---------------

================================================================================================================
                                                                                  Face             Market
REPURCHASE AGREEMENTS (1)-- 9.2%                                                  Value             Value
----------------------------------------------------------------------------------------------------------------
Bank One, N.A., 4.95%, dated 3/31/99, due 4/01/99,
  repurchase proceeds $5,420,745.........................................    $   5,420,000     $   5,420,000
                                                                             --------------   ---------------

TOTAL COMMON STOCKS AND REPURCHASE AGREEMENTS-- 100.9% ..................                      $  59,235,963

LIABILITIES IN EXCESS OF OTHER ASSETS--  (0.9%) .........................                           (529,724)
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  58,706,239
                                                                                              ===============

*  Non-income producing security.
(1)Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.

28

GROWTH/VALUE FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999
================================================================================================================
                                                                                                    Market
COMMON STOCKS -- 92.4%                                                            Shares             Value
----------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 52.9%
Applied Materials, Inc.*.................................................           21,000     $   1,295,438
Compuware Corp.*.........................................................           20,000           477,500
EMC Corp.*...............................................................           11,000         1,405,250
Intel Corp...............................................................           11,000         1,310,375
International Business Machines Corp.....................................            7,000         1,240,750
Lexmark International Group, Inc. - Class A*.............................            9,500         1,061,625
Novell, Inc.*............................................................           89,000         2,241,688
Oracle Corp.*............................................................           57,750         1,523,156
Sun Microsystems, Inc.*..................................................           20,000         2,498,750
                                                                                              ---------------
                                                                                               $  13,054,532
                                                                                              ---------------
HEALTH CARE -- 20.2%
Amgen, Inc.*.............................................................           10,000     $     748,750
Baxter International, Inc................................................           11,000           726,000
Becton, Dickinson and Co.................................................           10,000           383,125
Bristol-Myers Squibb Co..................................................           16,000         1,029,000
Pharmacia & Upjohn, Inc..................................................           16,000           998,000
Schering-Plough Corp.....................................................           20,000         1,106,250
                                                                                              ---------------
                                                                                               $   4,991,125
                                                                                              ---------------
ENTERTAINMENT -- 6.3%
Carnival Corp. - Class A.................................................           25,000     $   1,214,062
Marriott International, Inc. - Class A...................................           10,000           336,250
                                                                                              ---------------
                                                                                               $   1,550,312
                                                                                              ---------------
RETAIL -- 4.0%
CVS Corp.................................................................           15,000     $     712,500
Walgreen Co..............................................................            9,200           259,900
                                                                                              ---------------
                                                                                               $     972,400
                                                                                              ---------------
FINANCIAL SERVICES -- 3.3%
Concord EFS, Inc.*.......................................................           29,700     $     818,606
                                                                                              ---------------

AEROSPACE/DEFENSE -- 2.9%
General Dynamics Corp....................................................           11,200     $     719,600
                                                                                              ---------------



TRANSPORTATION -- 2.8%
AMR Corp.*...............................................................            7,500     $     439,219
MotivePower Industries, Inc.*............................................           10,000           251,250
                                                                                              ---------------
                                                                                               $     690,469
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $13,246,808)...................................                      $  22,797,044
                                                                                              ---------------

                                                                              29


GROWTH/VALUE FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999 (continued)
===================================================================================================================
                                                                                    Par             Market
U. S. GOVERNMENT AGENCY ISSUES-- 7.6%                                             Value             Value
-------------------------------------------------------------------------------------------------------------------
Federal Agricultural Mortgage Corp. Discount Note, 4/01/99
   (Amortized Cost $1,865,000)...........................................     $   1,865,000    $   1,865,000
                                                                             --------------   ---------------

TOTAL INVESTMENT SECURITIES-- 100.0% (Amortized Cost $15,111,808) .......                      $  24,662,044

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.0% ............................                              1,683
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  24,663,727
                                                                                              ---------------

* Non-income producing security.

See accompanying notes to financial statements.

30

AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999
================================================================================================================
                                                                                                    Market
COMMON STOCKS -- 97.6%                                                            Shares             Value
----------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 52.3%
Compuware Corp.*.........................................................           25,000     $     596,875
EMC Corp.*...............................................................            5,000           638,750
Intel Corp...............................................................            4,500           536,063
Lexmark International Group, Inc. - Class A*.............................            4,500           502,875
Novell, Inc.*............................................................           50,000         1,259,375
Oracle Corp.*............................................................           16,875           445,078
Seagate Technology, Inc.*................................................           18,000           532,125
SMART Modular Technologies, Inc.*........................................           30,000           448,125
Sun Microsystems, Inc.*..................................................            5,000           624,688
Teradyne, Inc.*..........................................................            7,000           381,937
                                                                                              ---------------
                                                                                               $   5,965,891
                                                                                              ---------------
HEALTH CARE -- 24.0%
Alternative Living Services, Inc.*.......................................           10,000     $     200,000
Amgen, Inc.*.............................................................            6,000           449,250
Biogen, Inc.*............................................................            4,000           457,250
Capital Senior Living Corp.*.............................................           14,800           104,525
Chiron Corp.*............................................................           13,000           285,188
Elan Corp. plc - ADR*....................................................            3,000           209,250
Pharmacia & Upjohn, Inc..................................................            9,000           561,375
Sunrise Assisted Living, Inc.*...........................................            6,000           273,375
Watson Pharmaceuticals, Inc.*............................................            4,400           194,150
                                                                                              ---------------
                                                                                               $   2,734,363
                                                                                              ---------------
RETAIL -- 8.2%
CVS Corp.................................................................            5,500     $     261,250
Shop At Home, Inc.*......................................................           20,000           251,250
Walgreen Co..............................................................           14,800           418,100
                                                                                              ---------------
                                                                                               $     930,600
                                                                                              ---------------
ENTERTAINMENT -- 4.3%
Carnival Corp. - Class A.................................................           10,000     $     485,625

                                                                                              ---------------

TRANSPORTATION -- 3.5%
MotivePower Industries, Inc.*............................................            5,000     $     125,625
Southwest Airlines Co....................................................            9,000           272,250
                                                                                              ---------------
                                                                                               $     397,875
                                                                                              ---------------

TELECOMMUNICATIONS -- 2.9%
Uniphase Corp.*..........................................................            2,900     $     333,862
                                                                                              ---------------

FINANCIAL SERVICES -- 2.4%
Viad Corp................................................................           10,000     $     278,125
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $7,807,609) ...................................                      $  11,126,341
                                                                                              ---------------

                                                                              31


AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999 (continued)
================================================================================================================
                                                                                   Par             Market
U.S. GOVERNMENT AGENCY ISSUES-- 2.4%                                              Value             Value
----------------------------------------------------------------------------------------------------------------
Federal Agricultural Mortgage Corp. Discount Note, 4/01/99
   (Amortized Cost $280,000).............................................      $   280,000     $     280,000
                                                                             --------------   ---------------

TOTAL INVESTMENT SECURITIES-- 100.0% (Amortized Cost $8,087,609) ........                      $  11,406,341

LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.0%) ..........................                             (4,231)
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  11,402,110
                                                                                              ---------------

* Non-income producing security.
  ADR - American depositary receipt.

See accompanying notes to financial statements.

32

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================


Logo ARTHUR ANDERSEN LLP

To the Shareholders and Board of Trustees of Countrywide Strategic Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Countrywide Strategic Trust (comprising, respectively, the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund) as of March 31, 1999, and (i) for the Utility Fund and Equity Fund the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon and (ii) for the Growth/Value Fund and Aggressive Growth Fund the related statements of operations, statements of changes in net assets and the financial highlights for the year ended March 31, 1999, the seven-month period ended March 31, 1998 and the year ended August 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Growth/Value Fund and Aggressive Growth Fund for the period ended August 31, 1996 were audited by other auditors whose report dated October 18, 1996, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us and referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Countrywide Strategic Trust as of March 31, 1999, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.




/s/ARTHUR ANDERSEN LLP
Cincinnati, Ohio,
April 30, 1999

Countrywide Investments
------------------------

COUNTRYWIDE STRATEGIC TRUST
312 Walnut St., 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide: (Toll Free) 800-543-8721
Cincinnati: 629-2000
Rate Line: 579-0999

SHAREHOLDER SERVICES
Nationwide: (Toll Free) 800-543-0407
Cincinnati: 629-2050

BOARD OF TRUSTEES
Angelo R. Mozilo, Chairman
Robert H. Leshner, President
Donald L. Bogdon, M.D.
H. Jerome Lerner
Howard J. Levine
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
Countrywide Investments, Inc.
312 Walnut St., 21st Floor
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of Countrywide Strategic Trust.

                           COUNTRYWIDE STRATEGIC TRUST
                                312 Walnut Street
                             Cincinnati, Ohio 45202
                                  800-543-0407

                       STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 3, 2000

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Proxy Statement/Prospectus dated April 3, 2000. You can obtain a copy of the Proxy Statement/Prospectus by contacting us at the above address or telephone number.

                                TABLE OF CONTENTS


     Statement of Additional Information of Countrywide Strategic Trust--August 1, 1999

     Statement of Additional Information of Touchstone Series Trust--May 1, 1999

     Annual Report of Countrywide Strategic Trust--March 31, 1999, which is filed herewith in Part A of this Form N-14

     Semi-Annual Report of Countrywide Strategic Trust--September 30, 1999

     Annual Report of Touchstone Series Trust--December 31, 1999, which is filed herewith in Part A of this Form N-14

     Pro Forma Financial Information as of December 31, 1999

     ----------------------------------------------------------------------

     Each of the documents listed in the Table of Contents is incorporated by reference into this Statement of Additional Information.

     Financial Statements for the Emerging Growth Fund, International Equity Fund and Value Plus Fund of Countrywide Strategic Trust are not included because they have not yet commenced operations.

     Pro Forma Financial Information related to the merger of Emerging Growth Fund of Touchstone Series Trust and Emerging Growth Fund of Countrywide Strategic Trust is not included because Emerging Growth Fund of Countrywide Strategic Trust has not yet commenced operations.

     Pro Forma Financial Information related to the merger of International Equity Fund of Touchstone Series Trust and International Equity Fund of Countrywide Strategic Trust is not included because International Equity Fund of Countrywide Strategic Trust has not yet commenced operations.

                           COUNTRYWIDE STRATEGIC TRUST
                           ---------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                                 August 1, 1999

                                  Utility Fund
                                   Equity Fund
                                Growth/Value Fund
                             Aggressive Growth Fund


     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the applicable Fund of Countrywide Strategic Trust dated August 1, 1999. A copy of a Fund's Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-4094, or by calling the Trust nationwide toll-free 800-543-0407, or in Cincinnati 629-2050.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                           Countrywide Strategic Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE
                                                                            ----

THE TRUST......................................................................3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................................5

QUALITY RATINGS OF FIXED-INCOME OBLIGATIONS...................................22

INVESTMENT LIMITATIONS........................................................25

TRUSTEES AND OFFICERS.........................................................31

THE INVESTMENT ADVISER AND UNDERWRITER........................................34

MASTRAPASQUA AND ASSOCIATES...................................................37

DISTRIBUTION PLANS............................................................37

SECURITIES TRANSACTIONS.......................................................40

PORTFOLIO TURNOVER............................................................42

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE..........................43

OTHER PURCHASE INFORMATION....................................................43

TAXES.........................................................................45

REDEMPTION IN KIND............................................................54

HISTORICAL PERFORMANCE INFORMATION............................................54

PRINCIPAL SECURITY HOLDERS....................................................58

CUSTODIAN.....................................................................59

AUDITORS......................................................................60

TRANSFER AGENT................................................................60

ANNUAL REPORT.................................................................61

THE TRUST
---------

     Countrywide Strategic Trust (the "Trust"), formerly Midwest Strategic Trust, an open-end, diversified management investment company, was organized as a Massachusetts business trust on November 18, 1982. The Trust currently offers four series of shares to investors: the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective(s) and policies.

     Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, the Growth/Value Fund and the Aggressive Growth Fund, on August 29, 1997, succeeded to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which was an investment series of Trans Adviser Funds, Inc. The investment objective, policies and restrictions of each Fund and its Predecessor Fund are substantially identical and the financial data and information in this Statement of Additional Information with respect to the Growth/Value Fund and the Aggressive Growth Fund for periods ended prior to September 1, 1997 relate to the Predecessor Funds.

     Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

     Both Class A shares and Class C shares of the Utility Fund, the Equity Fund and the Growth/Value Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

     Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

     Each Fund has its own investment objective, strategies and related risks. There can be no assurance that the investment objective of a Fund will be met. The investment objectives of the Utility Fund and the Equity Fund may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and a Fund's Prospectus has been revised accordingly. The investment objectives of the Growth/Value Fund and the Aggressive Growth Fund are fundamental and can only be changed by vote of the majority of the outstanding shares of the applicable Fund. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval, except in those instances where shareholder approval is expressly required.

     A more detailed discussion of some of the terms used and investment policies described in the Prospectuses (see "Investment Objectives, Investment Strategies and Related Risks") appears below:

     WHEN-ISSUED SECURITIES AND SECURITIES PURCHASED ON A TO-BE-ANNOUNCED BASIS. The Funds will only make commitments to purchase securities on a when-issued or to-be-announced ("TBA") basis with the intention of actually acquiring the securities. In addition, the Funds may purchase securities on a when-issued or TBA basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, each Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund's commitments to purchase securities on a when-issued or TBA basis.

To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued or TBA basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

     When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although a Fund will only make commitments to purchase securities on a when-issued or TBA basis with the intention of actually acquiring the securities, the Funds may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy.

     RECEIPTS. The Growth/Value Fund may purchase separately traded interest and principal component parts of such obligations that are transferable through the federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The Custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The Custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

     STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. The Growth/Value Fund will limit its investment in such instruments to 20% of its total assets.

     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities to banks, broker-dealers or institutional borrowers of securities. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Fund's investment adviser (or manager) or any affiliated person of the Trust or an affiliated person of the adviser or manager or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter. It is the present intention of the Equity Fund and the Utility Fund to limit the amount of loans of portfolio securities to no more than 25% of a Fund's net assets.

     BORROWING. The Funds may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law, for temporary or emergency purposes and to meet redemptions and may pledge their assets to secure such borrowings. The Investment Company Act of 1940 requires the Funds to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Funds would be required to reduce their borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce their borrowings, the Funds might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Funds may have less net investment income during periods when its borrowings are substantial. The interest paid by the Funds on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

     The Utility Fund may borrow money from banks (provided there is 300% asset coverage) or from banks or other persons for temporary purposes (in an amount not exceeding 5% of its total assets). The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

     The Equity Fund may borrow money in an amount not exceeding 10% of its total assets as a temporary measure for extraordinary or emergency purposes and may pledge assets in connection with borrowings, but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

     The Growth/Value Fund may borrow money from banks (provided there is 300% asset coverage) or from banks or other persons for temporary purposes (in an amount not exceeding 5% of its total assets). The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets.

     The Aggressive Growth Fund may borrow for purposes of leveraging. Borrowing for investment increases both investment opportunity and investment risk. Such borrowings in no way affect the federal tax status of the Fund or its dividends. If the investment income on securities purchased with borrowed money exceeds the interest paid on the borrowing, the net asset value of the Aggressive Growth Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment income fails to cover the Aggressive Growth Fund's costs, including the interest on borrowings or if there are losses, the net asset value of such Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as leverage.

     FOREIGN SECURITIES. Each Fund may invest in the securities (payable in U.S. dollars) of foreign issuers. The Utility Fund may also invest in non-U.S. dollar-denominated securities principally traded in financial markets outside the United States. Because the Funds may invest in foreign securities, an investment in the Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S.
company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States. Each of the Utility Fund, the Growth/Value Fund and the Aggressive Growth Fund may invest up to 10% of its total assets at the time of purchase in securities of foreign issuers.

     TRANSACTIONS IN OPTIONS AND FUTURES. The Trustees have approved the use of the options and futures strategies for the Utility Fund and the Aggressive Growth Fund described below.

     1. FUTURES CONTRACTS AND RELATED OPTIONS: The Aggressive Growth Fund may enter into contracts for the future delivery of securities commonly referred to as "futures contracts." A futures contract is a contract by the Fund to buy or sell securities at a specified date and price. No payment is made for securities when the Fund buys a futures contract and no securities are delivered when the Fund sells a futures contract. Instead, the Fund makes a deposit called an "initial margin" equal to a percentage of the contract's value. Payment or delivery is made when the contract expires. Futures contracts will be used only as a hedge against anticipated interest rate changes and for other transactions permitted to entities exempt from the definition of the term commodity pool operator. The Fund will not enter into a futures contract if immediately thereafter the sum of the then aggregate futures market prices of financial or other instruments required to be delivered under open futures contract sales and the aggregate futures market prices of financial instruments required to be delivered under open futures contract purchases would exceed one-third of the value of its total assets. The Fund will not enter into a futures contract if immediately thereafter more than 5% of its net assets would be committed to initial margins.

     Options on futures contracts are similar to options on stocks except that an option on a future gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option. As with options on stocks, the holder of an option on a futures contract may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the use of futures contracts, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options, plus transaction costs.

     2. WRITING COVERED CALL OPTIONS ON EQUITY SECURITIES. The Utility Fund and the Aggressive Growth Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

     The writing of covered call options is a conservative investment technique which is believed to involve relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

     The Utility Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. The Aggressive Growth Fund may write covered call options if, immediately thereafter, not more than 25% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, the Utility Fund will not commit more than 10% of its net assets and the Aggressive Growth Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

     3. WRITING COVERED PUT OPTIONS ON EQUITY SECURITIES: The Aggressive Growth Fund may write covered put options on securities and on futures contracts to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

     The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

     4. PURCHASING OPTIONS ON U.S. GOVERNMENT SECURITIES. The Utility Fund may purchase put options on U.S. Government securities to protect against a risk that an anticipated rise in interest rates would result in a decline in the value of the Fund's portfolio securities. The Fund may purchase call options on U.S. Government securities as a means of obtaining temporary exposure to market appreciation when the Fund is not fully invested.

     A put option is a short-term contract (having a duration of nine months or less) which gives the purchaser of the option, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. A call option is a short-term contract which gives the purchaser of the call option, in return for a premium, the right to buy the underlying security at a specified price during the term of the option. The purchase of put and call options on U.S. Government securities is analogous to the purchase of puts and calls on stocks. The Fund will purchase options on U.S. Treasury Bonds, Notes and Bills only.

     There are special considerations applicable to options on U.S. Treasury Bonds and Notes. Because trading interest in options written on U.S. Treasury Bonds and Notes tends to center on the most recently auctioned issues, the
Exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of U.S. Treasury Bonds and Notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     To terminate its rights with respect to put and call options which it has purchased, the Fund may sell an option of the same series in a "closing sale transaction." A profit or loss will be realized depending on whether the sale price of the option plus transaction costs is more or less than the cost to the Fund of establishing the position. If an option purchased by the Fund is not exercised or sold, it will become worthless after its expiration date and the Fund will experience a loss in the form of the premium and transaction costs paid in establishing the option position.

     The option positions may be closed out only on an exchange which provides a secondary market for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The option activities of the Fund may affect its turnover rate and the amount of brokerage commissions paid by the Fund. The Fund pays a brokerage commission each time it buys or sells a security in connection with the exercise of an option. Such commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.

     5. PURCHASING OPTIONS ON INTEREST RATE FUTURES CONTRACTS. The Utility Fund may purchase put and call options on interest rate futures contracts. The purchase of put options on interest rate futures contracts hedges the Fund's portfolio against the risk of rising interest rates. The purchase of call options on futures contracts is a means of obtaining temporary exposure to market appreciation at limited risk and is a hedge against a market advance when the Fund is not fully invested. Assuming that any decline in the securities being hedged is accompanied by a rise in interest rates, the purchase of options on the futures contracts may generate gains which can partially offset any decline in the value of the Fund's portfolio securities which have been hedged. However, if after the Fund purchases an option on a futures contract, the value of the securities being hedged moves in the opposite direction from that contemplated, the Fund will tend to experience losses in the form of premiums on such options which would partially offset gains the Fund would have.

     An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. The Fund may purchase put and call options on interest rate futures which are traded on a national exchange or board of trade and sell such options to terminate an existing position. The Fund may not enter into interest rate futures contracts. Options on interest rate futures are similar to options on stocks except that an option on an interest rate future gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

     As with options on stocks, the holder of an option on an interest rate futures contract may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. In addition to the risks which apply to all options transactions, there are several special risks relating to options on interest rate futures contracts. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the use of interest rate futures, the purchase of options on interest rate futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options, plus transaction costs.

     6. OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Utility Fund and the Aggressive Growth Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on the investment adviser's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and its ability to select the proper time, type and duration of the options.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Each Fund may purchase warrants and rights, provided that no Fund presently intends to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

     REPURCHASE AGREEMENTS. Each Fund may invest all or a portion of its assets in repurchase agreements for temporary defensive purposes. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% (with respect to the Utility Fund) or 15% (with respect to the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund) of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Fund's investment adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     BANK DEBT INSTRUMENTS. Each Fund may invest all or a portion of its assets in bank debt instruments for temporary defensive purposes. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations").

     The Growth/Value Fund and the Aggressive Growth Fund may also invest in certificates of deposit, bankers' acceptances and time deposits issued by foreign branches of national banks. Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers' acceptances are U.S. dollar denominated bankers' acceptances "accepted" by foreign branches of major U.S. commercial banks. Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely.

     COMMERCIAL PAPER. Each Fund may invest all or a portion of its assets in commercial paper for temporary defensive purposes. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the investment adviser, subject to the direction of the Board of Trustees, such note is liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A (highest quality) by Standard & Poor's Ratings Group has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

     U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest all or a portion of its assets in U.S. Government obligations for temporary defensive purposes. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Funds are not guaranteed or backed by the United States Government.

     SHORT-TERM TRADING. The Aggressive Growth Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Aggressive Growth Fund in order to take advantage of what the Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Aggressive Growth Fund and its transaction costs.

     VARIABLE AND FLOATING RATE SECURITIES. The Growth/Value Fund and the Aggressive Growth Fund may acquire variable and floating rate securities, subject to each Fund's investment objective, policies and restrictions. A variable rate security is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value.

     REVERSE REPURCHASE AGREEMENTS. The Aggressive Growth Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account cash or liquid portfolio securities having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940.

     CONVERTIBLE SECURITIES. The Growth/Value Fund and the Aggressive Growth Fund may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks. The Funds may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Funds may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Funds may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Funds may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objective.

     Convertible securities are bonds, debentures, notes, preferred stock or other securities which may be converted or exchanged by the holder into shares of the underlying common stock at a stated exchange ratio. A convertible security may also be subject to redemption by the issuer, but only after a date and under certain circumstances (including a specified price) established on issue. Adjustable rate preferred stocks are preferred stocks which adjust their dividend rates quarterly based on specified relationships to certain indices of U.S. Treasury securities. A Fund may continue to hold securities obtained as a result of the conversion of convertible securities held by the Fund when the investment adviser believes retaining such securities is consistent with the Fund's investment objective.

     LOWER-RATED SECURITIES. The Aggressive Growth Fund may invest up to 20% of its assets, and the Growth/Value Fund may invest up to 10% of its assets in higher yielding (and, therefore, higher risk), lower rated fixed-income securities, including debt securities, convertible securities and preferred stocks and unrated fixed-income securities. Lower rated fixed-income securities, commonly referred to as "junk bonds," are considered speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated fixed-income securities. There is no minimum rating standard for a Fund's investments in the high yield market; therefore, a Fund may at times invest in fixed-income securities not currently paying interest or in default. The Funds will invest in such fixed-income securities where the Adviser perceives a substantial opportunity to realize a Fund's objective based on its analysis of the underlying financial condition of the issuer. It is not, however, the current intention of either Fund to make such investments.

     Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower categories of recognized rating agencies, i.e., Ba or lower by Moody's or BB or lower by S&P. The Funds may invest in any security which is rated by Moody's or by S&P, or in any unrated security which the investment adviser determines is of suitable quality. Securities in the rating categories below Baa as determined by Moody's and BBB as determined by S&P are considered to be of poor standing and predominantly speculative. The rating services descriptions of these rating categories, including the speculative characteristics of the lower categories, are set forth in the section "Quality Ratings of Fixed-Income Obligations."

     Lower rated fixed-income securities are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of lower rated fixed-income securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many lower rated fixed-income securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund to sell lower rated fixed-income securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Moreover, the ability of a Fund to value lower rated fixed-income securities becomes more difficult, and judgment plays a greater role in valuation, as there is less reliable, objective data available with respect to such securities that are thinly traded or illiquid.

     Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although the investment adviser will consider security ratings when making investment decisions in the high yield market, it will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services. The investment adviser's analysis generally may include, among other things, consideration of the issuer's experience and managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

     ZERO COUPON BONDS. The Growth/Value Fund is permitted to purchase zero coupon securities ("zero coupon bonds"). Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. Although zero coupon bonds do not pay interest to holders prior to maturity, federal income tax law requires the Fund to recognize as interest income a portion of the bond's discount each year and this income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

     PRIVATE PLACEMENT INVESTMENTS. The Aggressive Growth Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The investment adviser believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities.

     The ability of the Board of Trustees to determine the liquidity of certain restricted securities is permitted under a position of the staff of the Securities and Exchange Commission set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The staff of the Securities and Exchange Commission has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities (including Section 4(2) commercial paper): the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades. The Trustees have delegated to the investment adviser the daily function of determining and monitoring the liquidity of restricted securities pursuant to the above criteria and guidelines adopted by the Board of Trustees. The Trustees will continue to monitor and periodically review the investment adviser's selection of Rule 144A and Section 4(2) commercial paper as well as any determinations as to their liquidity.

     MAJORITY. As used in the Prospectuses and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

QUALITY RATINGS OF FIXED-INCOME OBLIGATIONS
-------------------------------------------

Moody's  Investors  Service,  Inc.  provides the following  descriptions  of its
--------------------------------------------------------------------------------
corporate bond ratings:
-----------------------

     Aaa - "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

     Aa - "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities."



     A - "Bonds which are rated A possess many favorable investment attributes and are considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

     Baa  -  "Bonds  which  are  rated  Baa  are   considered  as  medium  grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

     Ba - "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class."

     B - "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

     Caa - "Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

     Ca - "Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."

     C - "Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

Standard & Poor's  Ratings  Group  provides the  following  descriptions  of its
--------------------------------------------------------------------------------
corporate bond ratings:
-----------------------

     AAA - "Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong."

     AA - "Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree."

     A - "Debt rated A has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

     BBB - "Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

     BB - "Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating."

     B - "Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating."

     CCC - "Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating."

     CC - "The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating."

     C - "The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy has been filed but debt service payments are continued."

     CI - "The rating CI is reserved for income bonds on which no interest is being paid."

     D - "Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition and debt service payments are jeopardized."

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

     THE LIMITATIONS APPLICABLE TO THE UTILITY FUND ARE:

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets.

     2. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3. MARGIN PURCHASES. The Fund will not purchase any securities on "margin" (except such short-term credits as are necessary for the clearance of transactions or to the extent necessary to engage in transactions described in the Statement of Additional Information which involve margin purchases).

     4. SHORT SALES. The Fund will not make short sales of securities.

     5. OPTIONS. The Fund will not purchase or sell puts, calls, options, straddles, commodities or commodities futures except as described in the Statement of Additional Information.

     6. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

     7. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under certain federal securities laws.

     8. ILLIQUID INVESTMENTS. The Fund will not purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities.

     9. REAL ESTATE. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities.

     10. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

     11. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control.

     12. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company.

     13. AMOUNT INVESTED IN ONE ISSUER. The Fund will not invest more than 5% of its total assets in the securities of any issuer; provided, however, that there is no limitation with respect to investments and obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     14. VOTING SECURITIES OF ANY ISSUER. The Fund will not purchase 5% or more of the outstanding voting securities of any electric or gas utility company (as defined in the Public Utility Holding Company Act of 1935), or purchase more than 10% of the outstanding voting securities of any other issuer.

     15. SECURITIES OWNED BY AFFILIATES. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or partners of its Adviser, owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     16. INDUSTRY CONCENTRATION. Under normal market conditions, the Fund will invest more than 25% of its total assets in the public utilities industry. The Fund will not invest more than 25% of its total assets in any particular industry except the public utilities industry. For purposes of this limitation, the public utilities industry includes companies that produce or supply electric power, natural gas, water, sanitary services, telecommunications and other communications services (but not radio or television broadcasters) for public use or consumption.

     17. SENIOR SECURITIES. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

     THE LIMITATIONS APPLICABLE TO THE EQUITY FUND ARE:

     1. BORROWING MONEY. The Fund will not borrow money, except (a) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities. The Fund will not pledge, mortgage or hypothecate its assets except in connection with borrowings described in this investment limitation.

     2. MARGIN PURCHASES.  The Fund will not purchase any securities on "margin"
(except  such   short-term   credit  as  are  necessary  for  the  clearance  of
transactions).

     3. SHORT SALES. The Fund will not make short sales of securities.

     4. OPTIONS. The Fund will not purchase or sell puts, calls, options, straddles, commodities or commodities futures.

     5. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

     6. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     7. ILLIQUID INVESTMENTS. The Fund will not purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

     8. CONCENTRATION. The Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     9. REAL ESTATE. The Fund will not purchase, hold or deal in real estate, including real estate limited partnerships.

     10. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities if the borrower agrees to maintain collateral marked to market daily in an amount at least equal to the market value of the loaned securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

     11. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control.

     12. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company.

     13. SECURITIES OF ONE ISSUER. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

     14. SECURITIES OF ONE CLASS. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause 10% of any class of securities of such issuer to be held by the Fund, or acquire more than 10% of the outstanding voting securities of such issuer. (All outstanding bonds and other evidences of indebtedness shall be deemed to be a single class of securities of the issuer).

     15. SECURITIES OWNED BY AFFILIATES. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or partners of its Adviser, owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     16. SENIOR SECURITIES. The Fund will not issue or sell any senior security. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving forward foreign currency exchange contracts, options, futures contracts, short sales and other similar permitted investments and techniques.

     THE LIMITATIONS APPLICABLE TO THE GROWTH/VALUE FUND AND THE AGGRESSIVE GROWTH FUND ARE:

     1. BORROWING MONEY. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Growth/Value Fund's total assets. Each Fund also will not make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets.

     2. PLEDGING. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Each Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3. OPTIONS. Each Fund will not purchase or sell puts, calls, options, straddles, commodities or commodities futures except as described in this Statement of Additional Information.

     4. MINERAL LEASES. Each Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

     5. UNDERWRITING. Each Fund will not act as underwriters of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities, a Fund may be deemed an underwriter under certain federal securities laws.

     6. CONCENTRATION. Each Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     7. COMMODITIES. Each Fund will not purchase, hold or deal in commodities and will not invest in oil, gas or other mineral explorative or development programs.

     8. REAL ESTATE. Each Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except it may purchase (a) U.S. Government obligations, (b) securities of companies which deal in real estate, or (c) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities.

     9. LOANS. Each Fund will not make loans to other persons if, as a result, more than one-third of the value of its total assets would be subject to such loans. This limitation does not apply to (a) the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public or (b) entry into repurchase agreements.

     10. INVESTING FOR CONTROL. Each Fund will not invest in companies for the purpose of exercising control.

     11. SENIOR SECURITIES. Each Fund will not issue or sell any senior security. This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving options, futures contracts and other similar permitted investments and techniques.

     THE FOLLOWING INVESTMENT LIMITATIONS FOR THE GROWTH/VALUE FUND AND THE AGGRESSIVE GROWTH FUND ARE NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER
APPROVAL:

     1. ILLIQUID INVESTMENTS. Each Fund will not purchase securities for which there are legal or contractual restrictions on resale or for which no readily available market exists (or engage in a repurchase agreement maturing in more than seven days) if, as a result thereof, more than 15% of the value of a Fund's net assets would be invested in such securities.

     2. MARGIN PURCHASES. Each Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information which involve margin purchases.

     3. SHORT SALES. Each Fund will not make short sales of securities.

     4. OTHER INVESTMENT COMPANIES. Each Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of the value of its total assets in securities of other investment companies.

     With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money or investing in illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Utility Fund will limit its investments so that it will not be a public utility holding company or acquire public utility company securities in violation of the Public Utility Holding Company Act of 1935.

TRUSTEES AND OFFICERS
---------------------

     The following is a list of the Trustees and executive officers of the Trust, their compensation from the Trust and their aggregate compensation from the Countrywide complex of mutual funds (consisting of the Trust, Countrywide Tax-Free Trust and Countrywide Investment Trust) for the fiscal year ended March 31, 1999. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk. Each Trustee is also a Trustee of Countrywide Tax-Free Trust and Countrywide Investment Trust.

                                                                      AGGREGATE
                                                                    COMPENSATION
                                                      COMPENSATION      FROM
                                  POSITION                FROM       COUNTRYWIDE
NAME                       AGE    HELD                    TRUST        COMPLEX
----                       ---    ----                    -----        -------
 Donald L. Bodgon, MD      68     Trustee                 $4,000       $12,000
+H. Jerome Lerner          60     Trustee                  4,000        12,000
*Robert H. Leshner         59     President/Trustee            0             0
 Howard J. Levine          63     Trustee                  3,000         9,000
*Angelo R. Mozilo          60     Chairman/Trustee             0             0
 Fred A. Rappoport         52     Trustee                  4,000        12,000
+Oscar P. Robertson        60     Trustee                  4,000        12,000
 John F. Seymour, Jr.      61     Trustee                  4,000        12,000
+Sebastiano Sterpa         70     Trustee                  4,000        12,000
 Maryellen Peretzky        46     Vice President               0             0
 William E. Hortz          41     Vice President               0             0
 Tina D. Hosking           30     Secretary                    0             0
 Theresa M. Samocki        29     Treasurer                    0             0

* Mr. Leshner and Mr. Mozilo, as officers and directors of Countrywide Investments, Inc., are each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

+    Member of Audit Committee.

     The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     DONALD L. BOGDON, M.D., 1551 Hillcrest Avenue, Glendale, California is a physician with Hematology Oncology Consultants and a Director of Verdugo VNA (a hospice facility). Until 1996 he was President of Western Hematology/Oncology.

     H. JEROME LERNER, 7149 Knoll Road, Cincinnati, Ohio is a principal of HJL Enterprises and is Chairman of Crane Electronics, Inc., a manufacturer of electronic connectors. He is also a director of Slush Puppy Inc., a manufacturer of frozen beverages, and Peerless Manufacturing, a manufacturer of bakery equipment.

     ROBERT H. LESHNER, 312 Walnut Street, Cincinnati, Ohio is President and a director of Countrywide Investments, Inc. (the investment adviser and principal underwriter of the Trust), Countrywide Financial Services, Inc. (a financial services company and parent of Countrywide Investments, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.), Countrywide Fund Services, Inc. (a registered transfer agent) and CW Fund Distributors, Inc. (a registered broker-dealer). He is also President and a Trustee of Countrywide Tax-Free Trust and Countrywide Investment Trust, registered investment companies.

     HOWARD J. LEVINE, 26901 Agoura Road, Calabasas Hills, California is President of ARCS Commercial Mortgage Co., L.P.

     ANGELO R. MOZILO, 4500 Park Granada Boulevard, Calabasas, California is Chairman, Director and Chief Executive Officer of Countrywide Credit Industries, Inc. (a holding company). He is Chairman and a director of Countrywide Home Loans, Inc. (a residential mortgage lender), Countrywide Financial Services, Inc., Countrywide Investments, Inc., Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Countrywide Servicing Exchange (a loan servicing broker), Countrywide Lending Corporation and Countrywide Capital Markets, Inc. (parent company). He is also a director of CCM Municipal Services, Inc. (a tax lien purchaser), CTC Real Estate Services Corporation (a foreclosure trustee), LandSafe, Inc. (parent company) and various LandSafe, Inc. subsidiaries which provide property appraisals, credit reporting services, home inspection services, flood zone determination services, title insurance and/or closing services for residential mortgages.

     FRED A. RAPPOPORT, 830 Birchwood Drive, Los Angeles, California is Chairman of The Fred Rappoport Company, a broadcasting and entertainment company.

     OSCAR P. ROBERTSON, 4293 Muhlhauser Road, Fairfield, Ohio is President of Orchem Corp., a chemical specialties distributor, and Orpack Stone Corporation, a corrugated box manufacturer.

     JOHN F. SEYMOUR, JR., 46-393 Blackhawk Drive, Indian Wells, California is Chief Executive Officer of the Southern California Housing Development Corporation (a non-profit affordable housing company). He is a director and a consultant for Orange Coast Title Insurance Co. and is also a director of Irvine Apartment Communities (a REIT) and Inco Homes (a home builder). Until January 1, 1995, he was the Executive Director of the California Housing Finance Agency. He is a former U.S. Senator, State Senator, California State Legislator and Mayor of Anaheim, California.

     SEBASTIANO STERPA, 200 West Glenoaks Boulevard, Glendale, California is Chairman of Sterpa Realty, Inc. and Chairman and a director of the California Housing Finance Agency. He is also a director of Real Estate Business Services and a director of the SunAmerica Mutual Funds.

     MARYELLEN PERETZKY, 312 Walnut Street, Cincinnati, Ohio is Senior Vice President, Chief Operating Officer and Secretary of Countrywide Investments, Inc. and Senior Vice President and Secretary of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. She is also Vice President of Countrywide Investment Trust and Countrywide Tax-Free Trust.

     WILLIAM E. HORTZ, 312 Walnut Street, Cincinnati, Ohio is Executive Vice President and Director of Sales of Countrywide Investments, Inc. and Countrywide Financial Services, Inc. He is also Vice President of Countrywide Investment Trust and Countrywide Tax-Free Trust. From 1996 until 1998, he was President of Peregrine Asset Management (an investment adviser). From 1991 until 1996, he was Regional Director of Neuberger & Berman Management (an investment adviser).

     TINA D. HOSKING, 312 Walnut Street, Cincinnati, Ohio is Associate General Counsel and Assistant Vice President of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. She is also Secretary of Countrywide Investment Trust and Countrywide Tax-Free Trust.

     THERESA M. SAMOCKI, 312 Walnut Street, Cincinnati, Ohio is Assistant Vice President - Fund Accounting Manager of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. She is also Treasurer of Countrywide Investment Trust and Countrywide Tax-Free Trust.

     Each Trustee, except for Messrs. Leshner and Mozilo, receives a quarterly retainer of $1,500 and a fee of $1,500 for each Board meeting attended. Such fees are split equally among the Trust, Countrywide Tax-Free Trust and Countrywide Investment Trust.

THE INVESTMENT ADVISER AND UNDERWRITER
--------------------------------------

     Countrywide Investments, Inc. (the "Adviser"), is the Funds' investment manager. The Adviser is a subsidiary of Countrywide Financial Services, Inc., which is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Messrs. Mozilo and Leshner may be deemed to be affiliates of the Adviser by reason of their position as Chairman and President, respectively, of the Adviser. Messrs. Mozilo and Leshner, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

     Under the terms of the investment advisory agreements between the Trust and the Adviser, the Adviser manages the Funds' investments. The Equity Fund and the Utility Fund each pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .75% of its average daily net assets up to $200,000,000, .70% of such assets from $200,000,000 to $500,000,000 and .50% of such assets in excess of $500,000,000. The Growth/Value Fund and the Aggressive Growth Fund each pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of its average daily net assets up to $50,000,000, .90% of such assets from $50,000,000 to $100,000,000, .80% of such assets from $100,000,000 to $200,000,000 and .75% of such assets in excess of $200,000,000. The total fees paid by a Fund during the first and second halves of each fiscal year of the Trust may not exceed the semiannual total of the daily fee accruals requested by the Adviser during the applicable six month period.

     For the fiscal years ended March 31, 1999, 1998 and 1997, the Utility Fund paid advisory fees of $326,576, $303,151 and $319,201, respectively. For the fiscal years ended March 31, 1999, 1998 and 1997, the Equity Fund paid advisory fees of $375,212, $221,798 and $91,182 (net of voluntary fee waivers of $21,000), respectively; however, in order to further reduce the operating expenses of the Equity Fund, the Adviser voluntarily reimbursed the Fund for $5,834 of Class A expenses during the fiscal year ended March 31, 1997. For the fiscal periods ended March 31, 1999 and 1998, the Growth/Value Fund paid advisory fees of $254,571 and $160,090, respectively. For the fiscal periods ended March 31, 1999 and 1998, the Aggressive Growth Fund paid advisory fees of $125,575 (net of voluntary fee waivers of $6,473) and $85,703, respectively. Prior to August 29, 1997, the investment manager of the Predecessor Funds was Trans Financial Bank, N.A. (the "Predecessor Manager"). For the fiscal year ended August 31, 1997, the Predecessor Growth/Value Fund paid advisory fees of $206,612 and the Predecessor Aggressive Growth Fund paid advisory fees of $30,082 (net of voluntary fee waivers of $64,077).

     The Adviser has agreed that, until at least August 31, 1999, it will waive fees and reimburse expenses in order to limit the total operating expenses of the Growth/Value Fund and the Aggressive Growth Fund to 1.95% of each Fund's average daily net assets.

     The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plans of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

     By their terms, the Funds' investment advisory agreements will remain in force until February 28, 2000 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The

Funds' investment advisory agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The investment advisory agreements automatically terminate in the event of their assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

     The Adviser is also the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds. The Adviser is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

     The Adviser currently allows concessions to dealers who sell shares of the Funds. The Adviser receives that portion of the sales load which is not reallowed to the dealers who sell shares of the Funds. The Adviser retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record. For the fiscal year ended March 31, 1999, the aggregate underwriting commissions on sales of the Trust's shares were $90,474 of which the Adviser paid $69,549 to unaffiliated broker-dealers in the selling network, earned $12,602 as a broker-dealer in the selling network and retained $8,323 in underwriting commissions. For the fiscal year ended March 31, 1998, the aggregate underwriting commissions on sales of the Trust's shares were $70,717 of which the Adviser paid $51,599 to unaffiliated broker-dealers in the selling network, earned $12,478 as a broker-dealer in the selling network and retained $6,640 in underwriting commissions. For the fiscal year ended March 31, 1997, the aggregate underwriting commissions on sales of the Trust's shares were $70,478 of which the Adviser paid $60,141 to unaffiliated broker-dealers in the selling network, earned $3,617 as a broker-dealer in the selling network and retained $6,720 in underwriting commissions.

     The Adviser retains the contingent deferred sales load on redemptions of shares of the Utility Fund and the Equity Fund which are subject to a contingent deferred sales load. For the fiscal year ended March 31, 1999, the Adviser collected $457 and $693 of contingent deferred sales loads on redemptions of Class C shares of the Utility Fund and the Equity Fund, respectively. For the fiscal year ended March 31, 1998, the Adviser collected $1,756 and $957 of contingent deferred sales loads on redemptions of Class C shares of the Utility Fund and the Equity Fund, respectively. For the fiscal year ended March 31, 1997, the Adviser collected $1,141 and $505 of contingent deferred sales loads on redemptions of Class C shares of the Utility Fund and the Equity Fund, respectively.

     The Funds may compensate dealers, including the Adviser and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

MASTRAPASQUA & ASSOCIATES
-------------------------

     Mastrapasqua & Associates, Inc. ("Mastrapasqua") has been retained by the Adviser to serve as the discretionary portfolio manager of the Growth/Value Fund and the Aggressive Growth Fund. Mastrapasqua also served as investment adviser to the Predecessor Funds. Mastrapasqua selects the portfolio securities for investment by the Funds, purchases and sells securities of the Funds and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Adviser. Mastrapasqua receives a fee equal to the annual rate of .60% of each Fund's average daily net assets up to $50,000,000, .50% of such assets from $50,000,000 to $100,000,000, .40% of such assets from $100,000,000 to $200,000,000 and .35% of such assets in excess of $200,000,000. The services provided by Mastrapasqua are paid for wholly by the Adviser. The compensation of any officer, director or employee of Mastrapasqua who is rendering services to the Fund is paid by Mastrapasqua. For the fiscal year ended March 31, 1999, the Adviser paid fees of $232,545 to Mastrapasqua for serving as discretionary portfolio manager to the Growth/Value Fund and the Aggressive Growth Fund.

     The employment of Mastrapasqua will remain in force until February 28, 2000 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The employment of Mastrapasqua may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, by the Adviser, or by Mastrapasqua. The agreement with Mastrapasqua automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

DISTRIBUTION PLANS
------------------

     CLASS A SHARES -- As stated in the Prospectus, the Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Adviser. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of Class A shares of the Utility Fund and the Equity Fund and .25% of the average daily net assets of the Growth/Value Fund and the Aggressive Growth Fund. Unreimbursed expenses will not be carried over from year to year.

         For the fiscal year ended March 31, 1999, the aggregate distribution-related expenditures of the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund under the Class A Plan were $92,716, $117,348, $57,474 and $19,824, respectively. Amounts were spent as follows:

                                                          Growth/     Aggressive
                                Utility       Equity       Value        Growth
                                 Fund          Fund        Fund          Fund
                                -------      --------     -------       -------
Printing and mailing of
 prospectuses and reports
 to prospective shareholders..  $ 5,546      $  6,175     $ 5,719       $ 2,878
Payments to broker-dealers
 and others for the sale or
 retention of assets........     87,170       111,173      51,755        16,946
                                -------      --------     -------       -------
                                $92,716      $117,348     $57,474       $19,824
                                =======      ========     =======       =======

     CLASS C SHARES (UTILITY FUND, EQUITY FUND AND GROWTH/VALUE FUND) -- The Utility Fund, the Equity Fund and the Growth/Value Fund have also adopted a plan of distribution (the "Class C Plan") with respect to the Class C shares of such Funds. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Adviser of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

     For the fiscal year ended March 31, 1999, the aggregate distribution-related expenditures of the Utility Fund and the Equity Fund under the Class C Plan were $31,159 and $30,890, respectively. Of these amounts, the Utility Fund spent $30,870 on payments to broker-dealers and $289 on printing and mailing of prospectuses and reports to prospective shareholders; and the Equity Fund spent $30,606 on payments to broker-dealers and $284 on printing and mailing of prospectuses and reports to prospective shareholders.

     GENERAL INFORMATION -- Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

     The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of such Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     Angelo R. Mozilo and Robert H. Leshner, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser (or Mastrapasqua, with respect to the Growth/Value Fund and the Aggressive Growth Fund) and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser (or Mastrapasqua, with respect to the Growth/Value Fund and the Aggressive Growth Fund) seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser (or Mastrapasqua) generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal years ended March 31, 1999, 1998 and 1997, the Utility Fund paid brokerage commissions of $10,031, $10,445 and $25,345, respectively. For the fiscal years ended March 31, 1999, 1998 and 1997, the Equity Fund paid brokerage commissions of $34,209, $36,486 and $34,257, respectively. For the fiscal periods ended March 31, 1999 and 1998, the Growth/Value Fund paid brokerage commissions of $51,665 and $20,459, respectively. For the fiscal periods ended March 31, 1999 and 1998, the Aggressive Growth Fund paid brokerage commissions of $36,619 and $8,388, respectively. The higher commissions paid by the Aggressive Growth Fund during the fiscal year ended March 31, 1999 are due to the Fund's higher portfolio turnover rate.

     The Adviser (or Mastrapasqua, with respect to the Growth/Value Fund and the Aggressive Growth Fund) is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser (or Mastrapasqua) exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser (or Mastrapasqua) determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's (or Mastrapasqua's) overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion. During the fiscal year ended March 31, 1999, the amount of brokerage transactions and related commissions for the Utility Fund directed to brokers due to research services provided were $5,133,620 and $10,031, respectively.
During the fiscal year ended March 31, 1999, the amount of brokerage transactions and related commissions for the Equity Fund directed to brokers due to research services provided were $17,970,437 and $34,209, respectively. During the fiscal year ended March 31, 1999, the amount of brokerage transactions and related commissions for the Growth/Value Fund directed to brokers due to research services provided were $19,690,373 and $30,666, respectively. During the fiscal year ended March 31, 1999, the amount of brokerage transactions and related commissions for the Aggressive Growth Fund directed to brokers due to research services provided were $15,052,360 and $25,294, respectively.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds, the Adviser and Mastrapasqua, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser and Mastrapasqua in servicing all of its accounts and not all such services may be used by the Adviser and Mastrapasqua in connection with the Funds.

     The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Adviser and other affiliates of the Trust, the Adviser or Mastrapasqua may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser nor affiliates of the Trust, the Adviser or Mastrapasqua will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

     During the fiscal year ended March 31, 1999, the Funds entered into repurchase transactions with the following of the Trust's regular broker-dealers as defined under the Investment Company Act of 1940: Banc One Capital Markets, Inc., Bankers Trust Company, Fifth Third Securities, Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Morgan Stanley Dean Witter, Inc. and Nesbitt-Burns Securities, Inc.

CODE OF ETHICS. The Trust, the Adviser and Mastrapasqua have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and Mastrapasqua and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser and Mastrapasqua. The Code requires that all employees of the Adviser and Mastrapasqua preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any Fund. The substantive restrictions applicable to investment personnel of the Adviser and Mastrapasqua include a ban on acquiring any securities in an initial public offering. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser and Mastrapasqua within periods of trading by the Funds in the same (or equivalent) security.

PORTFOLIO TURNOVER
------------------

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

     Generally the Utility Fund and the Equity Fund intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended March 31, 1999, 1998 and 1997, the Utility Fund experienced portfolio turnover of 4%, 0% and 3%, respectively. For the fiscal years ended March 31, 1999, 1998 and 1997, the Equity Fund experienced portfolio turnover of 10%, 7% and 38%, respectively.

     The Growth/Value Fund expects that the average holding period of its equity securities will be between eighteen and thirty-six months. Because the Fund is actively managed in light of Mastrapasqua's investment outlook for common stocks, there may be a very substantial turnover of the Fund's portfolio. For the fiscal periods ended March 31, 1999, 1998 and August 31, 1997, the Growth/Value Fund experienced annualized portfolio turnover of 59%, 62% and 52%, respectively.

     If warranted by market conditions, the Aggressive Growth Fund may engage in short-term trading if Mastrapasqua believes the transactions, net of costs, will result in improving the income or the appreciation potential of the Fund's portfolio. Because of the possibility of short-term trading, there may be a very substantial turnover of the Fund's portfolio. For the fiscal periods ended March 31, 1999, 1998 and August 31, 1997, the Aggressive Growth Fund experienced annualized portfolio turnover of 93%, 40% and 51%, respectively.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

     The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of each Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

OTHER PURCHASE INFORMATION
--------------------------

     The Prospectus describes generally how to purchase shares of the Funds. Additional information with respect to certain types of purchases of Class A shares of the Utility Fund, the Equity Fund and the Growth/Value Fund and shares of the Aggressive Growth Fund is set forth below.

     RIGHT OF ACCUMULATION. A "purchaser" (as defined below) of shares of a Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by the Transfer Agent.

     LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined below) of shares of a Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest within a thirteen month period in any load fund distributed by the Adviser a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

     The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

     A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

     PURCHASER. A purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense.

     OTHER INFORMATION. The Trust does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of shares of a Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load," "Purchases at Net Asset Value" or "How to Exchange Shares" sections in the Prospectus because such purchases require minimal sales effort by the Adviser. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES
-----

     Information set forth in the Prospectuses and this Statement of Additional Information is only a summary of certain key tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt has been made to present a complete explanation of the federal, state and local tax treatment of the Funds or the implications to shareholders, and the discussions here and in the Funds' Prospectuses are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax law in effect on the date of the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

     In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss.

     Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g). However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds' shareholders.

     In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

     Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

     Transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

     Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of calculating the excise tax, a regulated investment company:
(1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year).

     Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code
Section 246(c)(3) and (4); (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code
Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or
(2)  by  application  of  Code  Section  246(b)  which  in  general  limits  the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

     A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of domestic qualified "small business" stock will be subject to tax.

     Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Alternative Minimum Tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders generally will be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining their adjusted current earnings.

     Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

     Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

     If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against such gross income or a credit against the U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and exempt-interest dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

     If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION, LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

     Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

REDEMPTION IN KIND
------------------

     Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the Securities and Exchange Commission under Rule 18f-1 of the Investment Company Act of 1940 wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund's net assets at the beginning of such period.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                P (1 + T)  = ERV
Where:

P   =     a hypothetical initial payment of $1,000
T   =     average annual total return
n   =     number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Funds for the periods ended March 31, 1999 are as follows:

Utility Fund (Class A)
----------------------
1 Year                                                               -8.60%
5 Years                                                              11.40%
Since inception (August 15, 1989)                                    10.46%

Utility Fund (Class C)
----------------------
1 Year                                                               -5.92%
5 Years                                                              11.41%
Since inception (August 2, 1993)                                      8.98%

Equity Fund (Class A)
---------------------
1 Year                                                                9.73%
5 Years                                                              19.34%
Since inception (August 2, 1993)                                     16.35%

Equity Fund (Class C)
---------------------
1 Year                                                               13.03%
5 Years                                                              19.34%
Since inception (June 7, 1993)                                       15.82%

Growth/Value Fund (Class A)
---------------------------
1 Year                                                               24.69%
Since inception (September 29, 1995)                                 25.00%

Aggressive Growth Fund
----------------------
1 Year                                                               10.85%
Since inception (September 29, 1995)                                 17.46%

         Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return. The total returns of the Funds as calculated in this manner for each of the last ten fiscal years (or since inception) are as follows:

                                                                          Growth/
                     Utility      Utility      Equity       Equity        Value        Aggressive
                     Fund         Fund         Fund         Fund          Fund         Growth
                     Class A      Class C      Class A      Class C       Class A      Fund
                     -------      -------      -------      -------       -------      ----------
Period Ended
------------
March 31, 1990       + 5.37%(1)
March 31, 1991       + 9.23%
March 31, 1992       +11.84%
March 31, 1993       +20.64%
March 31, 1994       - 2.11%      - 5.21%(2)   - 2.63%(2)    - 2.91%(3)
March 31, 1995       + 3.68%      + 3.00%      + 8.07%       + 7.32%
March 31, 1996       +21.65%      +20.78%      +27.90%       +26.90%     +14.50%(4)    + 8.40%(4)
March 31, 1997       + 5.61%      + 4.82%      +11.82%       +11.01%     +12.77%       + 9.46%
March 31, 1998       +40.92%      +39.91%      +42.74%       +41.63%     +36.73%       +33.53%
March 31, 1999        -4.79%       -5.92%      +14.30%       +13.03%     +29.89%       +15.46%

(1)From date of initial public offering on August 15, 1989
(2)From date of initial public offering on August 2, 1993
(3)From date of initial public offering on June 7, 1993
(4)From date of initial public offering on September 29, 1995

A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales load or over periods other than those specified for average annual total return. The average annual compounded rates of return for the Funds (excluding sales loads) for the periods ended March 31, 1999 are as follows:

Utility Fund (Class A)
----------------------
1 Year                                                               -4.79%
3 Years                                                             +12.32%
5 Years                                                             +12.32%
Since inception (August 15, 1989)                                   +10.93%

Utility Fund (Class C)
----------------------
1 Year                                                               -5.92%
3 Years                                                             +11.33%
5 Years                                                             +11.41%
Since inception (August 2, 1993)                                     +8.98%

Equity Fund (Class A)
---------------------
1 Year                                                              +14.30%
3 Years                                                             +22.19%
5 Years                                                             +20.32%
Since inception (August 2, 1993)                                    +17.19%

Equity Fund (Class C)
---------------------
1 Year                                                              +13.03%
3 Years                                                             +21.13%
5 Years                                                             +19.34%
Since inception (June 7, 1993)                                      +15.82%

Growth/Value Fund (Class A)
---------------------------
1 Year                                                              +29.89%
3 Years                                                             +25.69%
Since inception (September 29, 1995)                                +26.46%

Aggressive Growth Fund
----------------------
1 Year                                                              +15.46%
3 Years                                                             +19.06%
Since inception (September 29, 1995)                                +18.84%

A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                           Yield = 2[(a-b/cd +1)  -1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance. Average annual total return and yield are computed separately for Class A and Class C shares of the Utility Fund, the Equity Fund and the Growth/Value Fund. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare Fund performance to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

     Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Utility Funds may provide comparative performance information appearing in the Utility Funds category and the Equity Fund may provide comparative performance information appearing in the Growth & Income Funds category. The Growth/Value Fund may provide comparative performance information appearing in the Growth Funds category and the Aggressive Growth Fund may provide comparative performance information appearing in the Capital Appreciation Funds category. In addition, the Funds may also use comparative performance information of relevant indices, including the following:

     S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement.

     Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange.

     S&P Utility Index is an unmanaged index  consisting of three utility groups
totaling  40  companies  --  21  electric  power   companies,   11  natural  gas
distributors and pipelines and 8 telephone companies.

     NASDAQ  Composite Index is an unmanaged index of common stocks of companies
traded   over-the-counter  and  offered  through  the  National  Association  of
Securities Dealers Automated Quotations ("NASDAQ") system.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of July 9, 1999, Citizens Business Bank, Trustee FBO Countrywide Credit Industries, Inc., P.O. Box 671, Pasadena, California owned of record 25.3% of the outstanding Class A shares of the Equity Fund. Citizens Business Bank, Trustee FBO Countrywide Credit Industries, Inc. may be deemed to control the Class A shares of the Equity Fund by virtue of the fact that it owned of record more than 25% of the outstanding shares of the class as of such date. As of July 9, 1999, Charles Schwab & Co., Inc. Mutual Funds Special Custody Account for the Exclusive Benefit of Its Customers, 101 Montgomery
Street, San Francisco, California owned of record 41.3% of the outstanding shares of the Growth/Value Fund and 36.6% of the outstanding shares of the Aggressive Growth Fund. Charles Schwab & Co., Inc. may be deemed to control the Growth/Value Fund and the Aggressive Growth Fund by virtue of the fact that it owned of record more than 25% of the outstanding shares of each Fund as of such date.

     As of July 9, 1999, FirstCinco, Attn: Trust Department, 425 Walnut Street, Cincinnati, Ohio owned of record 24.9% of the outstanding shares of the Growth/Value Fund and 15.9% of the outstanding shares of the Aggressive Growth Fund; Scudder Trust Company FBO Countrywide Credit Industries, Inc. Tax Deferred Savings and Supplemental Investment Plan-Attention Asset Reconciliation, P.O. Box 910208, San Diego, California owned of record 7.4% of the outstanding shares of the Growth/Value Fund and 16.8% of the outstanding shares of the Aggressive Growth Fund; Merrill Lynch, Pierce, Fenner & Smith Incorporated, For the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Jacksonville, Florida owned of record 20.9% of the outstanding Class C shares of the Utility Fund; Martin S. Goldfarb, M.D., 919 N. Crescent, Beverly Hills, California owned of record 9.3% of the outstanding Class A shares of the Equity Fund; and Clifford G. Neill Trust/Clifford G. Neill, DDS P.C. Profit Sharing Plan, 307 S. University, Carbondale, Illinois owned of record 9.7 of the outstanding Class C shares of the Equity Fund.

     As of July 9, 1999, the Trustees and officers of the Trust as a group owned of record or beneficially 2.2% of the outstanding Class A shares of the Equity Fund and less than 1% of the outstanding shares of the Trust and of each other Fund (or class thereof).

CUSTODIAN
---------

     The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, is the Custodian for the Utility Fund and the Equity Fund and Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio is the Custodian for the Growth/Value and the Aggressive Growth Fund. The Custodians act as the Funds' depository, safekeep their portfolio securities, collect all income and other payments with respect thereto, disburse funds as instructed and maintain records in connection with their duties. As compensation, each Custodian receives from a Fund a base fee equal to a percentage of that Fund's net assets plus a charge for each security transaction, subject to a minimum annual fee.

AUDITORS
--------

     The firm of Arthur Andersen LLP has been selected as independent auditors for the Trust for the fiscal year ending March 31, 2000. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Trust as to certain accounting matters.

TRANSFER AGENT
--------------

     The Trust's transfer agent, Countrywide Fund Services, Inc. ("CFS"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS is an affiliate of the Adviser by reason of common ownership. CFS receives a fee for its services as transfer agent payable monthly at an annual rate of $17 per account from each of the Funds; provided, however, that the minimum fee is $1,000 per month for each class of shares of a Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     CFS also provides accounting and pricing services to the Funds. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable CFS to perform its duties, the Utility Fund, the Equity Fund and the Growth/Value Fund each pay CFS a fee in accordance with the following schedule:

               Asset Size of Fund                  Monthly Fee
              ------------------                  -----------
        $          0 - $ 50,000,000                 $3,000
          50,000,000 -  100,000,000                  3,500
         100,000,000 -  200,000,000                  4,000
         200,000,000 -  300,000,000                  4,500
                Over    300,000,000                  5,500*

The Aggressive Growth Fund pays CFS a fee in accordance with the following schedule:

              Asset Size of Fund                  Monthly Fee
              ------------------                  -----------
        $          0 - $ 50,000,000                 $2,000
          50,000,000 -  100,000,000                  2,500
         100,000,000 -  200,000,000                  3,000
         200,000,000 -  300,000,000                  3,500
                Over    300,000,000                  4,500*

     *Subject to an additional fee of .001% of average daily net assets in excess of $300 million.

In addition, each Fund pays all costs of external pricing services.

     CFS is  retained  by  the  Adviser  to  assist  the  Adviser  in  providing administrative services to the Funds. In this capacity, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. CFS supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, CFS receives a fee from the Adviser. The Adviser is solely responsible for the payment of these administrative fees to CFS, and CFS has agreed to seek payment of such fees solely from the Adviser.

ANNUAL REPORT
-------------

     The Funds' financial statements as of March 31, 1999 appear in the Trust's annual report which is attached to this Statement of Additional Information.

                                  ANNUAL REPORT

                                 MARCH 31, 1999


                                     UTILITY
                                      FUND



                                     EQUITY
                                      FUND



                                  GROWTH/VALUE
                                      FUND



                                AGGRESSIVE GROWTH
                                      FUND

UTILITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The Utility Fund seeks a high level of total return by investing primarily in securities of public utilities. Capital appreciation is a secondary objective. The Fund's total returns for the fiscal year ended March 31, 1999 (excluding the impact of applicable sales loads) were -4.79% and -5.92% for Class A and Class C shares, respectively.

During fiscal 1999, the markets again enjoyed strong domestic growth with minimal inflationary threats. Record low unemployment, high consumer confidence and gains in real wages contributed to higher levels of consumer spending, providing a boost to Gross Domestic Product (GDP). Despite the favorable domestic economic conditions, stock market gains were very narrow, with investors preferring higher growth industries such as technology, pharmaceuticals and communications. The movement toward higher growth names came largely at the expense of the utility, basic materials and energy sectors, which are deemed to be more value-oriented areas. The rotation from value to growth was magnified by rising interest rates during the second half of the fiscal year. After bottoming out at 4.71% in early October, the yield on the 30-year U.S. Treasury bond rose to 5.60% at the end of March. Since many investors consider utility stocks to be an alternative to bonds, utilities fell along with the bond market. As a result, the S&P Utility Index returned -1.51% for the fiscal year, compared to the 13.19% return of the Dow Jones Industrial Average and the 18.47% return of the S&P 500 Index.

Once again, the best performing sector within the Fund was telecommunications. Our holdings in Bell Atlantic, AT&T and Lucent Technologies performed very well as the power of data and Internet communications became available to a record number of individuals and businesses. Almost all of the traditional electric utilities in the Fund performed below expectations due to the overall industry sell-off. As has been the case over the last few years, utility funds again did not participate in the record amounts of new money flowing into the equity markets. As a result, very few new names were added to the portfolio and portfolio turnover again was minimal.

Our outlook for the utility sector remains optimistic. We expect the backup in interest rates to be temporary, thus providing a more positive environment for utility stocks. Deregulation and consolidation should continue to be positive for the industry. The demand for telecommunications should continue to boom as the Internet grows and high speed access to the world wide web becomes more commonplace and affordable. The Fund will continue to concentrate on owning those companies that can provide attractive total returns, and are well positioned to increase their revenues and earnings in the upcoming period of deregulation.

Chart:
Comparison of the Change in Value of a $10,000 Investment in the Utility Fund - Class A* and the Standard & Poor's Utility Index

                         Utility Fund
                  Average Annual Total Returns
              1 Year    5 Years   Since Inception*
Class A       (8.60%)   11.40%       10.47%
Class C       (5.92%)   11.41%        8.98%

   Standard & Poor's Utility Index     Utility Fund - Class A
               10000                    9600
               10243                    9671
               11412                   10320
3/90           10562                   10115
               10618                   10144
               10140                    9854
               11120                   10562
3/91           11367                   11049
               10889                   11115
               11749                   12144
               12746                   12960
3/92           11556                   12356
               12457                   12905
               13438                   13398
               13777                   13953
3/93           15264                   14906
               15548                   15130
               16589                   15556
               15634                   15073
3/94           14305                   14591
               14304                   14469
               14369                   14660
               14355                   14769
3/95           15349                   15128
               16491                   15890
               18350                   16986
               20409                   18677
3/96           19434                   18404
               20408                   19283
               19732                   18651
               21038                   19755
3/97           20326                   19437
               21524                   20784
               22573                   21626
               26248                   25266
3/98           27729                   27390
               28066                   25933
               29371                   26862
               30128                   29724
3/99           27297                   26079


Past performance is not predictive of future performance.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on August 15, 1989, and the initial public offering of Class C shares commenced on August 2, 1993.

EQUITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The Equity Fund seeks long-term capital appreciation by investing primarily in common stocks of companies that offer attractive total returns through potential growth of both share price and dividends. The Fund's total returns for the fiscal year ended March 31, 1999 (excluding the impact of applicable sales loads) were 14.30% and 13.03% for Class A and Class C shares, respectively.

During the fiscal year, the continued strength in the U.S. economy combined with low inflation to push the major large-cap stock indices to new highs. Record low unemployment, high consumer confidence and gains in real wages contributed to higher levels of consumer spending, providing a larger than expected boost to Gross Domestic Product (GDP). Stability in much of Asia toward the end of the fiscal year allowed corporate profits to post their largest gains in almost two years.

Market gains were very narrow in the latest fiscal year, with investors preferring to own those very few large-cap growth-oriented names that were responsible for most of the gains in the market. Toward the end of the fiscal year, value and cyclical stocks began to rally on the expectations of continued strong U.S. economic growth, low inflation and recoveries in the economies of many emerging markets. Although returns were down from the unsustainable levels seen in fiscal year 1998, most indices still managed to post double-digit increases as evidenced by the 18.47% return of the S&P 500 Index, the 13.19% gain in the Dow Jones Industrial Average and the 34.09% rise in the NASDAQ Composite Index. Mid-cap stocks managed to post a gain of only 0.46% and small-cap stocks lost 17.28% during the same time period.

The Fund remained well-diversified throughout the fiscal year. Holdings in the technology, healthcare and communications sectors enjoyed very strong performance. Technology stocks benefited from the growth of the Internet, the demand for personal computers and the continued move to networking of computer systems. Healthcare stocks enjoyed the positive fundamentals brought on by an aging population, advances in drug therapies and the introduction of new treatments that showed success in battling some of the most widespread diseases. Communications stocks were the beneficiaries of increased need for high speed Internet access and the boom in data communications.

Management continues to focus on those companies that are leaders in their industries and can offer growth in revenues, cash flows and earnings. We remain optimistic on the longer term fundamentals facing the market -- low inflation, an expectation for lower interest rates and continued economic growth. We will continue to seek to own companies that have a competitive advantage and have the capability to expand their profit margins.

Chart:
Comparison of the Change in Value of a $10,000 Investment in the Equity Fund - Class C* and the Standard & Poor's 500 Index

                Equity Fund
        Average Annual Total Returns

          1 Year    5 Years   Since Inception*
Class A     9.73%    19.34%      16.36%
Class C    13.03%    19.34%      15.83%

     Standard & Poor's 500 Index   Equity Fund - Class C
               10000                   10000
               10078                   10010
               10338                   10130
               10578                    9994
3/94           10177                    9709
               10220                    9317
               10718                    9787
               10716                    9751
3/95           11760                   10419
               12883                   11095
               13907                   11893
               14744                   12776
3/96           15535                   13222
               16232                   13797
               16734                   14105
               18129                   14491
3/97           18615                   14678
               21865                   16746
               23503                   17801
               24178                   18603
3/98           27550                   20788
               28460                   20938
               25629                   18724
               31087                   22454
3/99           32636                   23497

Past performance is not predictive of future performance.

*The chart above represents performance of Class C shares only, which will vary from the performance of Class A shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class C shares commenced on June 7, 1993, and the initial public offering of Class A shares commenced on August 2, 1993.

GROWTH/VALUE FUND
AGGRESSIVE GROWTH FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not yet reflect the prospects for accelerated earnings/cash flow growth. For the fiscal year ended March 31, 1999, the Fund's total return (excluding the impact of applicable sales loads) was 29.89%, as compared to 18.47% for the S&P 500 Index.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments in companies of various sizes. For the fiscal year ended March 31, 1999, the Fund's total return (excluding the impact of applicable sales loads) was 15.46%, as compared to the 34.09% return for the NASDAQ Composite Index.

Volatility has once again intensified within the equity market over the past year. Growth stocks, after having dominated the bull market since the October lows of last year, have recently retreated somewhat as lagging cyclical sectors regained some investor interest. Although a "corrective phase" can be unsettling, as evidenced most vividly in the Internet stocks, the broadening of market participation is a positive development for the longevity of the bull market.

Maintaining a focus on long-term secular developments that are impacting the investment landscape should provide investor comfort that an exciting period of innovation, technological creativity and revolutionary healthcare products and therapies lie before us.

Despite Wall Street's preoccupation with short-term trading strategies, sector rotation and rearview analysis, strong secular dynamics are still unfolding that should provide a thrust to equity prices for some time. For example, preoccupation with Y2K's potential short-term effect on PC demand can cause investors to lose sight of the explosive demand for productivity enhancing software and hardware in the year 2000 as new technologies enter the scene.

As corporate earnings of the market leading technology stocks are reported, the robust condition of their industry and the overall economy have significantly increased investor comfort with the earnings prospects of these companies. Corporate earnings growth has not been limited to the technology sector. Based on the companies in the S&P 500 Index that have reported earnings for the quarter ended March 31, 1999, operating earnings per share are up substantially versus last year's decline of 1.6% and are above most analysts' expectations.

The fundamentals of the U.S. economy continue to support a positive long-term outlook for the equity market and continue to benefit from low inflation, low unemployment and a favorable interest rate environment. As a result, U.S. consumers, the main drivers behind the demand for U.S. goods and services, are participating in the rewards of a healthy and growing U.S. economy. Going on the ninth consecutive year of an economic expansion, we remain positive on 1999 Gross Domestic Product (GDP) growth.

In addition to the continuing strong domestic consumer spending trends, the international economy appears to be improving. Based on many U.S. companies' observations, demand is increasing in Asia for U.S. goods and services. This incremental factor, which is helping to drive the U.S. economy, has eased investor fears of moderating U.S. GDP growth. The recent recovery of cyclical stocks is evidence of the improving outlook for international economies, especially in Asia. In addition to creating an impetus for higher demand and profitability for the large U.S. multinational conglomerates, it should also lead to additional cash flow available for technology spending.

With early signs of recovery emerging in Asia and a need to encourage growth in Europe, the balance of economic policy worldwide cannot risk undoing the delicate recovery underway. Consequently, we remain encouraged that the policy background should be supportive to growth and liquidity, the foundation of higher market valuations.

Our concentrated sectors each have distinct characteristics supporting long-term growth. Health care is bolstered by the aging population and productivity gains stemming from enlightened government reforms. Technology continues to alter fundamental production and service delivery systems that increase productivity significantly.

GROWTH/VALUE FUND
AGGRESSIVE GROWTH FUND
MANAGEMENT DISCUSSION AND ANALYSIS (CONTINUED)
================================================================================
We attempt to position the Growth/Value Fund to participate in bull markets and simultaneously limit the risk profile in such a way as to minimize relative market losses during downturns. The Aggressive Growth Fund also emphasizes buying growth at value, but the average capitalization size is much smaller than that of the Growth/Value Fund. The smaller, and usually younger, aggressive growth companies add somewhat to the risk/return profile of the Aggressive Growth Fund.

Chart:

Comparison of the Change in Value of a $10,000 Investment in the Growth/Value Fund and the Standard & Poor's 500 Index

    Growth/Value Fund
Average   Annual Total Returns
 1 Year      Since Inception*
 24.69%          25.02%

     Standard & Poor's 500 Index    Growth/Value Fund
               10000                      9600
               10576                     10099
3/96           11143                     10992
               11643                     11098
               12003                     11290
               13004                     12185
3/97           13352                     12291
               15684                     14437
               16858                     16335
               17342                     15083
3/98           19762                     16805
               20414                     17104
               18383                     15650
               22299                     20975
3/99           23410                     21828

Past performance is not predictive of future performance.

*Fund inception was September 29, 1995.

Comparison of the Change in Value of a $10,000 Investment in the Aggressive Growth Fund and the NASDAQ Composite Index*

Aggressive Growth Fund
Average Annual Total Returns
  1 Year      Since Inception*
  10.85%          17.48%

        NASDAQ Composite Index    Aggressive Growth Fund
               10000                  9600
               10064                  9552
3/96           10545                 10406
               11353                 10762
               11761                 10982
               12382                 11853
3/97           11723                 11391
               13860                 13440
               16216                 16740
               15125                 13873
3/98           17700                 15210
               18287                 14373
               16365                 12911
               21206                 17375
3/99           23823                 17562

Past performance is not predictive of future performance.

Fund inception was September 29, 1995.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1999
=============================================================================================================
                                                                                 Utility           Equity
                                                                                  Fund              Fund
-------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost...................................................     $ 27,869,108     $  34,520,209
                                                                             ==============   ===============
   At amortized cost.....................................................     $ 27,852,815     $  34,520,209
                                                                             ==============   ===============
   At market value (Note 2)..............................................     $ 41,623,274     $  53,815,963
Repurchase agreements (Note 2)...........................................               --         5,420,000
Cash.....................................................................            2,991                78
Dividends and interest receivable........................................          122,963            27,875
Receivable for capital shares sold ......................................           17,314            39,210
Other assets.............................................................           13,098            27,036
                                                                             --------------   ---------------
   TOTAL ASSETS..........................................................       41,779,640        59,330,162
                                                                             --------------   ---------------
LIABILITIES
Dividends payable........................................................           24,844                --
Payable for capital shares redeemed......................................           87,747           533,072
Payable to affiliates (Note 4)...........................................           34,333            57,193
Other accrued expenses and liabilities ..................................           26,890            33,658
                                                                             --------------   ---------------

   TOTAL LIABILITIES.....................................................          173,814           623,923
                                                                             --------------   ---------------

NET ASSETS ..............................................................     $ 41,605,826     $  58,706,239
                                                                             --------------   ---------------
Net assets consist of:
Paid-in capital..........................................................     $ 26,304,587     $  39,337,704
Accumulated net realized gains from security transactions................        1,530,780            72,781
Net unrealized appreciation on investments ..............................       13,770,459        19,295,754
                                                                             --------------   ---------------
Net assets ..............................................................     $ 41,605,826     $  58,706,239
                                                                             ==============   ===============
PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ...............................     $ 38,390,936     $  55,560,703
                                                                             ==============   ===============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5)..........................        2,488,896         2,511,439
                                                                             ==============   ===============
Net asset value and redemption price per share (Note 2)..................     $      15.42     $       22.12
                                                                             ==============   ===============
Maximum offering price per share (Note 2)................................     $      16.06     $       23.04
                                                                             ==============   ===============
PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ...............................     $  3,214,890     $   3,145,536
                                                                             ==============   ===============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5)..........................          208,694           143,890
                                                                             ==============   ===============
Net asset value, offering price and redemption price per share (Note 2)..     $      15.40     $       21.86
                                                                             ==============   ===============

See accompanying notes to financial statements.

                                                                               7


STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1999
=============================================================================================================
                                                                                 Growth/         Aggressive
                                                                                  Value            Growth
                                                                                  Fund              Fund
-------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost...................................................     $ 15,111,560     $   8,087,571
                                                                             ==============   ===============
   At amortized cost.....................................................     $ 15,111,808     $   8,087,609
                                                                             ==============   ===============
   At market value (Note 2)..............................................     $ 24,662,044     $  11,406,341
Cash.....................................................................           20,191             6,509
Dividends receivable.....................................................            6,641               800
Receivable for capital shares sold.......................................            9,087             6,708
Organization costs, net (Note 2).........................................            9,521             9,521
Other assets.............................................................            9,571             8,361
                                                                             --------------   ---------------
   TOTAL ASSETS..........................................................       24,717,055        11,438,240
                                                                             --------------   --------------
LIABILITIES
Payable for capital shares redeemed......................................            5,564            14,166
Payable to affiliates (Note 4)...........................................           29,120             8,470
Other accrued expenses and liabilities...................................           18,644            13,494
                                                                             --------------   ---------------
   TOTAL LIABILITIES.....................................................           53,328            36,130
                                                                             --------------   ---------------
NET ASSETS ..............................................................     $ 24,663,727     $  11,402,110
                                                                             ==============   ===============
Net assets consist of:
Paid-in capital..........................................................     $ 15,113,491     $   8,083,378
Net unrealized appreciation on investments...............................        9,550,236         3,318,732
                                                                             --------------   ---------------
Net assets...............................................................     $ 24,663,727     $  11,402,110
                                                                             ==============   ===============
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5)..........................        1,409,641           724,665
                                                                             ==============   ===============
Net asset value and redemption price per share (Note 2)..................     $      17.50     $       15.73
                                                                             ==============   ===============
Maximum offering price per share (Note 2)................................     $      18.23     $       16.39
                                                                             ==============   ===============

See accompanying notes to financial statements.


STATEMENTS OF OPERATIONS
For the Year Ended March 31, 1999
=============================================================================================================
                                                                                 Utility           Equity
                                                                                  Fund              Fund
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ............................................................     $  1,364,429     $     455,841
   Interest .............................................................          215,761           290,044
                                                                             --------------   ---------------
     TOTAL INVESTMENT INCOME ............................................        1,580,190           745,885
                                                                             --------------   ---------------
EXPENSES
   Investment advisory fees (Note 4) ....................................          326,576           375,212
   Distribution expenses, Class A (Note 4)...............................           92,716           117,348
   Distribution expenses, Class C (Note 4) ..............................           31,159            30,890
   Transfer agent fees, Class A (Note 4).................................           33,695            24,679
   Transfer agent fees, Class C (Note 4).................................           12,000            12,000
   Accounting services fees (Note 4) ....................................           36,000            39,000
   Postage and supplies..................................................           24,800            20,140
   Professional fees ....................................................           17,721            22,721
   Registration fees, Common ............................................            2,174             2,064
   Registration fees, Class A ...........................................            6,023             6,213
   Registration fees, Class C ...........................................            5,611             5,336
   Trustees' fees and expenses ..........................................           10,309            10,309
   Custodian fees .......................................................            6,671             7,679
   Reports to shareholders ..............................................            5,253             4,159
   Insurance expense ....................................................            3,995             3,295
   Other expenses .......................................................            3,945             8,244
                                                                             --------------   ---------------
     TOTAL EXPENSES .....................................................          618,648           689,289
                                                                             --------------   ---------------
NET INVESTMENT INCOME ...................................................          961,542            56,596
                                                                             --------------   ---------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions ........................        2,008,632            72,685
   Net change in unrealized appreciation/depreciation on investments.....       (5,229,709)        6,891,335
                                                                             --------------   ---------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS ...............       (3,221,077)        6,964,020
                                                                             --------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS  ..................     $ (2,259,535)    $   7,020,616
                                                                             ==============   ===============

See accompanying notes to financial statements.


STATEMENTS OF OPERATIONS
For the Year Ended March 31, 1999
=============================================================================================================
                                                                                 Growth/         Aggressive
                                                                                  Value            Growth
                                                                                  Fund              Fund
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends.............................................................     $    163,717     $      41,149
   Interest..............................................................           23,256            13,153
                                                                             --------------   ---------------
     TOTAL INVESTMENT INCOME.............................................          186,973            54,302
                                                                             --------------   ---------------
EXPENSES
   Investment advisory fees (Note 4).....................................          254,571           125,575
   Distribution expenses (Note 4)........................................           57,474            19,824
   Accounting services fees (Note 4).....................................           24,000            24,000
   Professional fees.....................................................           16,540            12,940
   Transfer agent fees (Note 4)..........................................           12,491            12,250
   Trustees' fees and expenses...........................................           11,241            11,241
   Postage and supplies..................................................           11,098            10,405
   Registration fees.....................................................            8,889             8,678
   Custodian fees........................................................            8,923             5,926
   Amortization of organization costs (Note 2)...........................            6,355             6,355
   Insurance expense.....................................................            3,135             2,085
   Reports to shareholders...............................................            2,347             2,293
   Other expenses........................................................            5,674             9,769
                                                                             --------------   ---------------
     TOTAL EXPENSES......................................................          422,738           251,341
   Expenses reimbursed by the Adviser (Note 6)...........................               --            (6,473)
                                                                             --------------   ---------------
     NET EXPENSES .......................................................          422,738           244,868
                                                                             --------------   ---------------
NET INVESTMENT LOSS .....................................................         (235,765)         (190,566)
                                                                             --------------   ---------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions ........................        3,987,680         1,735,380
   Net change in unrealized appreciation/depreciation on investments ....        1,438,007          (936,684)
                                                                             --------------   ---------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ........................        5,425,687           798,696
                                                                             --------------   ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS  .............................     $  5,189,922     $     608,130
                                                                             --------------   ---------------

See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended March 31, 1999 and 1998
=============================================================================================================
                                                              Utility                        Equity
                                                               Fund                           Fund

                                                       Year           Year            Year           Year
                                                       Ended          Ended           Ended          Ended
                                                     March 31,      March 31,       March 31,      March 31,
                                                       1999           1998            1999           1998
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income.......................   $    961,542    $  1,203,757    $    56,596    $   134,298
   Net realized gains from
     security transactions.....................      2,008,632         396,431         72,685        131,522
   Net change in unrealized appreciation/depreciation
     on investments............................     (5,229,709)     12,365,467      6,891,335      9,717,678
                                                  ------------   --------------  -------------  -------------
Net increase (decrease) in net
   assets from operations......................     (2,259,535)     13,965,655      7,020,616      9,983,498
                                                  ------------   --------------  -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A.........       (923,626)     (1,131,462)       (56,596)     (134,305)
   From net investment income, Class C.........        (37,916)        (72,537)            --            --
   Return of capital, Class A..................             --              --         (7,701)           --
   From net realized gains on security
     transactions, Class A.....................       (441,346)       (598,344)            --       (266,654)
   From net realized gains on security
     transactions, Class C.....................        (36,559)        (49,575)            --        (29,203)
                                                  ------------   --------------  -------------  -------------
Decrease in net assets from distributions
   to shareholders.............................     (1,439,447)     (1,851,918)       (64,297)      (430,162)
                                                  ------------   --------------  -------------  -------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
CLASS A
   Proceeds from shares sold...................      4,525,134       6,395,680     16,146,962     27,157,778
   Net asset value of shares issued in
     reinvestment of distributions
     to shareholders...........................      1,225,189       1,560,076         63,426        393,608
   Payments for shares redeemed................     (6,425,371)    (12,764,160)    (5,648,244)   (12,645,062)
                                                  ------------   --------------  -------------  -------------
Net increase (decrease) in net assets from
   Class A share transactions..................       (675,048)     (4,808,404)    10,562,144     14,906,324
                                                  ------------   --------------  -------------  -------------

CLASS C
   Proceeds from shares sold...................        424,245         343,251        566,536        386,194
   Net asset value of shares issued in
     reinvestment of distributions
     to shareholders...........................         69,533         112,220             --         29,105
   Payments for shares redeemed................       (573,313)       (887,840)    (1,576,756)      (429,754)
                                                  ------------   --------------  -------------  -------------

Net decrease in net assets from Class C
   share transactions..........................        (79,535)       (432,369)    (1,010,220)       (14,455)
                                                  ------------   --------------  -------------  -------------
Net increase (decrease) in net assets from
   capital share transaction...................       (754,583)     (5,240,773)     9,551,924     14,891,869
                                                  ------------   --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .......     (4,453,565)      6,872,964     16,508,243     24,445,205

NET ASSETS:
   Beginning of year...........................     46,059,391      39,186,427     42,197,996     17,752,791
                                                  ------------   --------------  -------------  -------------
   End of year.................................   $ 41,605,826    $ 46,059,391    $58,706,239    $42,197,996
                                                  ============   ==============  =============  =============


See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended March 31,1999 and 1998
and August 31, 1997
====================================================================================================================
                                                    Growth/Value Fund             Aggressive Growth Fund

                                                 Year    Seven Months   Year       Year   Seven Months    Year
                                                 Ended       Ended      Ended      Ended      Ended       Ended
                                               March 31,   March 31,  August 31,  March 31,  March 31,  August 31,
                                                 1999       1998(A)      1997       1999      1998(A)      1997
--------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment loss.....................   $(235,765)  $(146,022)  $(214,624)  $(190,566)  $(142,331)  $(148,879)
   Net realized gains (losses) from
     security transactions.................   3,987,680   1,566,803     894,909   1,735,380     241,580    (356,478)
   Net change in unrealized
     appreciation/depreciation
     on investments........................   1,438,007     437,753   7,431,395    (936,684)   (458,321)   4,653,168
                                             ----------  ----------   ---------   ---------   ---------    ---------
Net increase (decrease) in net assets
  from operations..........................   5,189,922   1,858,534   8,111,680     608,130    (359,072)   4,147,811
                                             ----------  ----------   ---------   ---------   ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains on
      security transactions................  (4,390,836) (1,021,333)   (888,542) (1,620,482)        --       (16,180)
                                             ----------  ----------   ---------   ---------   ---------    ---------

FROM CAPITAL SHARE TRANSACTIONS (Note 5):
   Proceeds from shares sold ..............   4,555,639   6,013,814   9,367,824   3,396,790   4,724,918    5,211,479
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders..........................   2,552,347     348,462     260,810     978,542         --         4,532
   Payments for shares redeemed............ (11,892,598) (5,328,293) (5,181,368) (7,456,234) (2,854,217)  (1,913,821)
                                             ----------  ----------   ---------   ---------   ---------    ---------
Net increase (decrease) in net assets from
   capital share transactions..............  (4,784,612)  1,033,983   4,447,266  (3,080,902)  1,870,701    3,302,190
                                             ----------  ----------   ---------   ---------   ---------    ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS  ..  (3,985,526)  1,871,184  11,670,404  (4,093,254)  1,511,629    7,433,821

NET ASSETS:
   Beginning of period.....................  28,649,253  26,778,069  15,107,665  15,495,364  13,983,735    6,549,914
                                             ----------  ----------   ---------   ---------   ---------    ---------
   End of period........................... $24,663,727 $28,649,253 $26,778,069 $11,402,110 $15,495,364   $13,983,735
                                            =========== =========== =========== =========== ===========   ===========

(A) Effective as of the close of business on August 29, 1997, the Growth/Value Fund and Aggressive Growth Fund were reorganized and the fiscal year-end of each Fund, subsequent to August 31, 1997, was changed to March 31 (Note 6).

See accompanying notes to financial statements.


UTILITY FUND
FINANCIAL HIGHLIGHTS - CLASS A
===============================================================================================================
                                                   Per Share Data for a Share Outstanding Throughout Each Year
===============================================================================================================
                                                                      Years Ended March 31,

                                                      1999        1998        1997        1996        1995
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  16.76    $  12.44    $  12.24    $  10.47     $ 10.52
                                                  ----------   ---------   ----------   ---------  ----------
Income (loss) from investment operations:
   Net investment income........................        0.38        0.43        0.46        0.47        0.43
   Net realized and unrealized gains (losses)
      on investments............................       (1.16)       4.56        0.22        1.77        (0.05)
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................       (0.78)       4.99        0.68        2.24        0.38
                                                  ----------   ---------   ----------   ---------  ----------
Less distributions:
   Dividends from net investment income.........       (0.38)      (0.43)      (0.46)      (0.47)      (0.43)
   Distributions from net realized gains........       (0.18)      (0.24)      (0.02)         --          --
                                                  ----------   ---------   ----------   ---------  ----------
Total distributions.............................       (0.56)      (0.67)      (0.48)      (0.47)      (0.43)
                                                  ----------   ---------   ----------   ---------  ----------
Net asset value at end of year..................    $  15.42    $  16.76    $  12.44    $  12.24     $ 10.47
                                                  ==========   =========   ==========   =========  ==========
Total return(A) ................................     (4.79) %     40.92%        5.61%      21.65%      3.68%
                                                  ==========   =========   ==========   =========  ==========
Net assets at end of year (000's)...............    $ 38,391    $ 42,463    $ 36,087    $ 40,424     $40,012
                                                  ==========   =========   ==========   =========  ==========

Ratio of expenses to average net assets.........       1.33%       1.25%       1.25%       1.25%       1.25%

Ratio of net investment income to average
    net assets..................................       2.30%       3.03%       3.65%       3.97%       4.06%

Portfolio turnover rate ........................          4%          0%          3%         11%         17%

--------------------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

UTILITY FUND
FINANCIAL HIGHLIGHTS - CLASS C
=================================================================================================================
                                                   Per Share Data for a Share Outstanding Throughout Each Year
=================================================================================================================
                                                                      Years Ended March 31,

                                                      1999        1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  16.74    $  12.43    $  12.23    $  10.46     $ 10.51
                                                  ----------   ---------   ----------   ---------  ----------
Income (loss) from investment operations:
   Net investment income........................        0.18        0.31        0.35        0.37        0.35
   Net realized and unrealized gains (losses)
     on investments.............................       (1.16)       4.57        0.24        1.78        (0.04)
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................       (0.98)       4.88        0.59        2.15        0.31
                                                  ----------   ---------   ----------   ---------  ----------
Less distributions:
   Dividends from net investment income.........       (0.18)      (0.33)      (0.37)      (0.38)      (0.36)
   Distributions from net realized gains........       (0.18)      (0.24)      (0.02)         --          --
                                                  ----------   ---------   ----------   ---------  ----------
Total distributions.............................       (0.36)      (0.57)      (0.39)      (0.38)      (0.36)
                                                  ----------   ---------   ----------   ---------  ----------
Net asset value at end of year..................    $  15.40    $  16.74    $  12.43    $  12.23     $ 10.46
                                                  ==========   =========   ==========   =========  ==========
Total return(A) ................................     (5.92)%      39.91%       4.82%      20.78%       3.00%
                                                  ----------   ---------   ----------   ---------  ----------
Net assets at end of year (000's)...............    $  3,215    $  3,597    $  3,099    $  3,686     $ 3,599
                                                  ==========   =========   ==========   =========  ==========

Ratio of expenses to average net assets ........       2.50%       2.00%       2.00%       2.00%       2.00%

Ratio of net investment income to average
   net assets..................................        1.13%       2.28%       2.89%       3.19%       3.41%

Portfolio turnover rate.........................          4%          0%          3%         11%         17%

------------------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

14

EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS A
==================================================================================================================
                                                  Per Share Data for a Share Outstanding Throughout Each Year
==================================================================================================================
                                                                      Years Ended March 31,

                                                      1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  19.38    $  13.76    $  12.45    $   9.84     $  9.26
                                                  ----------   ---------   ----------   ---------  ----------
Income from investment operations:
   Net investment income........................        0.04        0.09        0.12        0.13        0.15
   Net realized and unrealized gains
     on investments.............................        2.73        5.76        1.35        2.60        0.59
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................        2.77        5.85        1.47        2.73        0.74
                                                  ----------   ---------   ----------   ---------  ----------
Less distributions:
   Dividends from net investment income.........       (0.03)      (0.08)      (0.12)      (0.12)      (0.16)
   Distributions from net realized gains........          --       (0.15)      (0.04)         --          --
                                                  ----------   ---------   ----------   ---------  ----------
Total distributions.............................       (0.03)      (0.23)      (0.16)      (0.12)      (0.16)
                                                  ----------   ---------   ----------   ---------  ----------
Net asset value at end of year..................    $  22.12    $  19.38    $  13.76    $  12.45     $  9.84
                                                  ==========   =========   ==========   =========  ==========

Total return(A) ................................      14.30%      42.74%      11.82%      27.90%       8.07%
                                                  ==========   =========   ==========   =========  ==========
Net assets at end of year (000's)...............    $ 55,561    $ 38,336    $ 14,983    $  8,502     $ 4,300
                                                  ==========   =========   ==========   =========  ==========

Ratio of net expenses to average net
   assets(B)....................................       1.31%       1.25%       1.25%        1.25%       1.25%

Ratio of net investment income to average
   net asset....................................       0.18%       0.53%       0.91%        1.06%       1.57%

Portfolio turnover rate.........................         10%          7%         38%          38%        159%

--------------------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.43%, 2.02% and 1.94% for the years ended March 31, 1997, 1996 and 1995, respectively.

See accompanying notes to financial statements.

EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS C
======================================================================================================================
                                                  Per Share Data for a Share Outstanding Throughout Each Year
======================================================================================================================
                                                                      Years Ended March 31,

                                                      1999        1998        1997        1996        1995
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  19.34    $  13.77    $  12.46    $   9.86     $  9.26
                                                  ----------   ---------   ----------   ---------  ----------


Income from investment operations:
   Net investment income (loss).................       (0.19)     (0.03)        0.02        0.05        0.10
   Net realized and unrealized gains
      on investments............................        2.71        5.75        1.35        2.60        0.57
                                                  ----------   ---------   ----------   ---------  ----------
Total from investment operations................        2.52        5.72        1.37        2.65        0.67
                                                  ----------   ---------   ----------   ---------  ----------
Less distributions:
   Dividends from net investment income.........          --          --       (0.02)      (0.05)      (0.07)
   Distributions from net realized gains........          --       (0.15)      (0.04)         --          --
                                                  ----------   ---------   ----------   ---------  ----------
Total distributions.............................          --       (0.15)      (0.06)      (0.05)      (0.07)
                                                  ----------   ---------   ----------   ---------  ----------
Net asset value at end of year..................    $  21.86    $  19.34    $  13.77    $  12.46     $  9.86
                                                  ==========   =========   ==========   =========  ==========
Total return(A) ................................      13.03%      41.63%      11.01%      26.90%      7.32%
                                                  ==========   =========   ==========   =========  ==========
Net assets at end of year (000's)...............    $  3,146    $  3,862    $  2,770    $  2,436     $ 1,995
                                                  ==========   =========   ==========   =========  ==========
Ratio of net expenses to average net
   assets(B)....................................       2.41%       2.00%       2.00%        2.00%       2.00%

Ratio of net investment income (loss) to
   average net assets...........................      (0.92)%     (0.18)%      0.15%        0.38%       0.68%

Portfolio turnover rate.........................         10%          7%         38%          38%        159%

---------------------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.14%, 2.70% and 2.50% for the years ended March 31, 1997, 1996 and 1995, respectively.

See accompanying notes to financial statements.

16

GROWTH/VALUE FUND
FINANCIAL HIGHLIGHTS
======================================================================================================================
                                                Per Share Data for a Share Outstanding Throughout Each Period
======================================================================================================================
                                                       Year       Seven Months        Year          Period
                                                       Ended          Ended           Ended          Ended
                                                     March 31,      March 31,      August 31,     August 31,
                                                       1999          1998(A)          1997          1996(B)
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period.........   $      16.30    $      15.90    $     11.18    $     10.00
                                                  ------------   --------------  -------------  -------------
Income from investment operations:
   Net investment loss.........................          (0.17)          (0.08)         (0.13)        (0.06)(C)
   Net realized and unrealized gains
     on investments............................           4.84            1.05           5.39           1.24
                                                  ------------   --------------  -------------  -------------
Total from investment operations...............           4.67            0.97           5.26           1.18
                                                  ------------   --------------  -------------  -------------
Less distributions:
   Distributions from net realized gains.......          (3.47)          (0.57)         (0.54)           --
                                                  ------------   --------------  -------------  -------------
Net asset value at end of period...............   $      17.50    $      16.30    $     15.90    $     11.18
                                                  ============   ==============  =============  =============
Total return(D) ...............................         29.89%           6.43%         47.11%         11.80%
                                                  ============   ==============  =============  =============
Net assets at end of period (000's)............   $     24,664    $     28,649    $    26,778    $    15,108
                                                  ============   ==============  =============  =============

Ratio of net expenses to average net
   assets(E)...................................          1.66%           1.66%(F)       1.95%          1.95%(F)

Ratio of net investment loss to average
   net assets(F)...............................         (0.93)%          (0.91)%(F)     (1.03)%       (0.62)%

Portfolio turnover rate........................            59%             62%(F)         52%            21%

---------------------------------------------------------------------------------------------------------------------
(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31 (Note 7).
(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratio of expenses to average net assets would have been
    2.83%(F) for the period ended August 31, 1996.
(F) Annualized.

See accompanying notes to financial statements.

                                                                              17


AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
=====================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
=====================================================================================================================
                                                       Year       Seven Months        Year          Period
                                                       Ended          Ended           Ended          Ended
                                                     March 31,      March 31,      August 31,     August 31,
                                                       1999          1998(A)          1997          1996(B)
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period.........   $      15.81    $      16.29    $     10.95    $     10.00
                                                  ------------   --------------  -------------  -------------

Income (loss) from investment operations:
   Net investment loss.........................          (0.27)          (0.15)         (0.17)         (0.11)(C)
   Net realized and unrealized gains (losses)
      on investments................................      2.67           (0.33)          5.54           1.06
                                                  ------------   --------------  -------------  -------------
Total from investment operations...............           2.40           (0.48)          5.37           0.95
                                                  ------------   --------------  -------------  -------------
Less distributions:
   Distributions from net realized gains.......          (2.48)             --          (0.03)           --
                                                  ------------   --------------  -------------  -------------
Net asset value at end of period...............   $      15.73    $      15.81    $     16.29    $     10.95
                                                  ============   ==============  =============  =============
Total return(D) ...............................         15.46%          (2.95)%        49.09%          9.50%
                                                  ============   ==============  =============  =============
Net assets at end of period (000's)............   $     11,402    $     15,495    $    13,984    $     6,550
                                                  ============   ==============  =============  =============

Ratio of net expenses to average net
   assets(E)...................................          1.95%           1.95%(F)        1.94%          1.95%(F)

Ratio of net investment loss to average
   net assets(F)...............................         (1.52)%         (1.66)%(F)      (1.57)%        (1.26)%

Portfolio turnover rate........................            93%             40%(F)          51%            16%

Amount of debt outstanding at end of period....   $         --             n/a            n/a            n/a

Average daily amount of debt outstanding during
   the period (000's)..........................   $         80             n/a            n/a            n/a

Average daily number of capital shares outstanding
   during the period (000's)...................            818             n/a            n/a            n/a

Average amount of debt per share during
   the period..................................   $       0.10             n/a            n/a            n/a

-----------------------------------------------------------------------------------------------------------------
(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31 (Note 7).
(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 2.00%, 2.62% and 5.05%(F) for the periods ended March 31, 1999, August 31, 1997 and August 31, 1996, respectively (Note 6).
(F) Annualized.

See accompanying notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999
================================================================================
1.   ORGANIZATION
The Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund (collectively, the Funds) are each a series of Countrywide Strategic Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund. The Growth/Value Fund and Aggressive Growth Fund were originally organized as series of Trans Adviser Funds, Inc. (Note 7).

The Utility Fund seeks a high level of current income. Capital appreciation is a secondary objective. The Fund invests primarily in common, preferred and convertible preferred stocks of public utilities that currently pay dividends. The Fund also invests in investment grade bonds of public utilities. The public utilities industry includes companies that produce or supply electric power, natural gas, water, sanitary services, telecommunications and other communications services (but not radio or television broadcasters) for public use or consumption.

The Equity Fund seeks long-term growth of capital, current income and growth of income by investing primarily in dividend-paying common stocks. The Fund's investment adviser, in selecting securities for purchase, employs a quantitative screening strategy, searching for securities believed to offer above market growth at below market pricing.

The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not reflect the prospect for accelerating earnings/cash flow growth. The Fund seeks to achieve its objective by investing primarily in common stocks but also in preferred stocks, convertible bonds and warrants of companies which, in the opinion of the Fund's investment adviser, are expected to achieve growth of investment principal over time. Investments are largely made in companies of greater than $750 million capitalization.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund seeks growth opportunities among companies of various sizes. The Fund seeks to achieve its objective by investing primarily in common stocks, but also in preferred stocks, convertible bonds, options and warrants of companies which, in the opinion of the Fund's investment adviser, are expected to achieve growth of investment principal over time. Many of these companies are in the small to medium-sized category (companies with market capitalizations of less than $750 million at the time of purchase).

The Utility Fund and Equity Fund each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 4% and a distribution fee of up to 0.25% of average daily net assets) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that
(i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.
                                                                              19

2.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges and securities traded in the over-the-counter market are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian, at the Federal Reserve Bank of Cleveland. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of each class of shares of the Utility Fund and Equity Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price per share of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share. The net asset value per share of the Growth/Value Fund and Aggressive Growth Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share of the Growth/Value Fund and Aggressive Growth Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price).

The redemption price per share of each Fund, including each class of shares with respect to the Utility Fund and Equity Fund, is equal to the net asset value per share. However, Class C shares of the Utility Fund and Equity Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of the Utility Fund and Equity Fund and annually to shareholders of the Growth/Value Fund and Aggressive Growth Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Allocations between classes -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Utility Fund and Equity Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Organization costs -- Costs incurred by the Growth/Value Fund and Aggressive Growth Fund in connection with their organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with each Fund's commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments (excluding repurchase agreements) as of March 31, 1999:

-----------------------------------------------------------------------------------------------------------------
                                                                                     Growth/      Aggressive
                                                      Utility        Equity           Value         Growth
                                                       Fund           Fund            Fund           Fund
-----------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation..................   $ 14,044,227    $ 21,522,301    $ 9,754,046    $ 3,705,151
Gross unrealized depreciation..................       (273,768)     (2,226,547)      (203,810)      (386,419)
                                                  ------------   --------------  -------------  -------------
Net unrealized appreciation....................   $ 13,770,459    $ 19,295,754    $ 9,550,236    $ 3,318,732
                                                  ------------   --------------  -------------  -------------
Federal income tax cost........................   $ 27,852,815    $ 34,520,209    $15,111,808    $ 8,087,608
                                                  ------------   --------------  -------------  -------------
-----------------------------------------------------------------------------------------------------------------

Reclassification of capital accounts -- For the year ended March 31, 1999, the Growth/Value Fund and Aggressive Growth Fund reclassified net investment losses of $235,765 and $190,566, respectively, against paid-in capital on the Statements of Assets and Liabilities. The Equity Fund reclassified $7,701 of overdistributed net investment income against paid-in capital. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund's net assets or net asset value per share.

3.  INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) were as follows for the year ended March 31, 1999:

------------------------------------------------------------------------------------------------------------------
                                                                                     Growth/      Aggressive
                                                      Utility        Equity           Value         Growth
                                                       Fund           Fund            Fund           Fund
------------------------------------------------------------------------------------------------------------------
Purchases of investment securities.............   $  1,721,320    $ 14,471,647    $14,983,235    $11,641,423
                                                  ============   ==============  =============  =============
Proceeds from sales and maturities of
   investment securities.......................   $  3,409,806    $  4,355,481    $26,159,764    $16,642,244
                                                  ============   ==============  =============  =============
------------------------------------------------------------------------------------------------------------------

4.   TRANSACTIONS WITH AFFILIATES
The Chairman, President and certain other officers of the Trust are also officers of Countrywide Financial Services, Inc., or its subsidiaries which include Countrywide Investments, Inc. (the Adviser), the Trust's investment adviser and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Trust's transfer agent, shareholder service agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

MANAGEMENT AGREEMENTS
Each Fund's investments are managed by the Adviser under the terms of a Management Agreement. Under the Management Agreement, the Utility Fund and Equity Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its respective average daily net assets up to $200 million; 0.70% of such net assets from $200 million to $500 million; and 0.50% of such net assets in excess of $500 million. The Growth/Value Fund and Aggressive Growth Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its respective average daily net assets up to $50 million; 0.90% of such net assets from $50 million to $100 million; 0.80% of such net assets from $100 million to $200 million; and 0.75% of such net assets in excess of $200 million.

Mastrapasqua and Associates, Inc. (Mastrapasqua) has been retained by the Adviser to manage the investments of the Growth/Value Fund and Aggressive Growth Fund. The Adviser (not the Funds) pays Mastrapasqua a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.60% of each Fund's respective average daily net assets up to $50 million; 0.50% of such net assets from $50 million to $100 million; 0.40% of such net assets from $100 million to $200 million; and 0.35% of such net assets in excess of $200 million.

The Adviser has agreed, until at least August 31, 1999, to waive fees and reimburse expenses to the extent necessary to limit total operating expenses of the Growth/Value Fund and Aggressive Growth Fund to 1.95% of each Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and CFS, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17 per shareholder account from each Fund, subject to a $1,000 minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $3,000 from each of the Utility Fund and Equity Fund and $2,000 from each of the Growth/Value Fund and Aggressive Growth Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
The Adviser is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Adviser, the Adviser earned $5,789, $4,158, $3,390 and $7,588 from underwriting and broker commissions on the sale of shares of the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund, respectively, for the year ended March 31, 1999. In addition, the Adviser collected $457 and $693 of contingent deferred sales loads on the redemption of Class C shares of the Utility Fund and Equity Fund, respectively.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.

CUSTODIAN AGREEMENTS
Firstar Bank, N.A., which serves as the custodian for the Growth/Value Fund and Aggressive Growth Fund, was a significant shareholder of record of each Fund as of March 31, 1999. Under the terms of its Custodian Agreements, Firstar Bank receives from each Fund an asset-based fee plus certain transaction charges.

5.  Capital Share Transactions
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

----------------------------------------------------------------------------------------------------------------
                                                             Utility                        Equity
                                                              Fund                           Fund

                                                       Year           Year            Year           Year
                                                       Ended          Ended           Ended          Ended
                                                     March 31,      March 31,       March 31,      March 31,
                                                       1999           1998            1999           1998
----------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold....................................        275,492         441,718        818,011      1,675,833
Shares issued in reinvestment of distributions
   to shareholders.............................         75,229         105,777          3,351         22,496
Shares redeemed................................       (395,304)       (914,263)      (287,992)      (808,858)
                                                  ------------   --------------  -------------  -------------
Net increase (decrease) in shares outstanding..        (44,583)       (366,768)       533,370        889,471
Shares outstanding, beginning of year..........      2,533,479       2,900,247      1,978,069      1,088,598
                                                  ------------   --------------  -------------  -------------
Shares outstanding, end of year................      2,488,896       2,533,479      2,511,439      1,978,069
                                                  ============   ==============  =============  =============
CLASS C
Shares sold....................................         25,825          23,316         28,644         23,254
Shares issued in reinvestment of distributions
   to shareholders.............................          4,271           7,595             --          1,642
Shares redeemed................................        (36,290)        (65,381)       (84,439)       (26,402)
                                                  ------------   --------------  -------------  -------------
Net decrease in shares outstanding.............         (6,194)        (34,470)       (55,795)        (1,506)
Shares outstanding, beginning of year..........        214,888         249,358        199,685        201,191
                                                  ------------   --------------  -------------  -------------
Shares outstanding, end of year................        208,694         214,888        143,890        199,685
                                                   ============   ==============  =============  =============
----------------------------------------------------------------------------------------------------------------
                                                                              23


----------------------------------------------------------------------------------------------------------------
                                                      Growth/Value                   Aggressive Growth
                                                          Fund                             Fund
                                               Year   Seven Months   Year       Year   Seven Months    Year
                                               Ended      Ended      Ended      Ended      Ended       Ended
                                             March 31,  March 31,  Aug. 31,   March 31,  March 31,   Aug. 31,
                                               1999       1998       1997       1999       1998        1997
----------------------------------------------------------------------------------------------------------------
Shares sold................................   263,603    392,494     751,684    216,290    304,821    418,585
Shares issued in reinvestment of distributions
   to shareholders.........................   150,161     23,529      16,584     63,418        --        376
Shares redeemed............................  (761,516)  (343,315)   (434,401)  (535,148)  (183,404) (158,580)
                                            ---------- ----------  ---------  ---------  ---------  ---------
Net increase (decrease) in shares
   outstanding.............................  (347,752)    72,708     333,867   (255,440)   121,417   260,381
Shares outstanding, beginning of period....  1,757,393 1,684,685   1,350,818    980,105    858,688   598,307
                                            ---------- ----------  ---------  ---------  ---------  ---------
Shares outstanding, end of period..........  1,409,641 1,757,393   1,684,685    724,665    980,105   858,688
                                            ---------- ----------  ---------  ---------  ---------  ---------
-----------------------------------------------------------------------------------------------------------------

6.  BORROWINGS
The Growth/Value Fund and Aggressive Growth Fund each have a Loan Agreement with Firstar Bank, N.A., to be used for temporary or emergency purposes, including the financing of capital share redemption requests that might otherwise require the untimely disposition of securities. The Loan Agreements permit borrowings up to a maximum principal amount outstanding not to exceed the lesser of $1,500,000 for the Growth/Value Fund and $3,000,000 for the Aggressive Growth Fund or certain other amounts which are calculated based upon the amounts and composition of assets in each Fund as defined in the Loan Agreement. Each Fund agrees to pay interest on any unpaid principal balance at prevailing market rates as defined in the Loan Agreement.

As of March 31, 1999, neither Fund had outstanding borrowings under the Loan Agreement. The maximum amount outstanding during the year for the Aggressive Growth Fund was $1,400,000 at a weighted average interest rate of 7.75%. For the year ended March 31, 1999, the Aggressive Growth Fund incurred, and the Adviser reimbursed, $6,473 of interest expense on such borrowings.

7.  AGREEMENT AND PLAN OF REORGANIZATION
The Growth/Value Fund and Aggressive Growth Fund were originally organized as series of Trans Adviser Funds, Inc. (Trans Adviser), an open-end management investment company incorporated under the laws of the State of Maryland. Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, each Fund, on August 29, 1997, succeeded to the assets and liabilities of a series of Trans Adviser with the same name (the Predecessor Fund). The investment objective, policies and restrictions of each Fund and its Predecessor Fund are substantially identical.

For federal income tax purposes, the reorganization of the Growth/Value Fund and Aggressive Growth Fund qualified as a tax-free reorganization with no tax consequences to either Fund, its Predecessor Fund or their shareholders. In connection with the reorganization, the fiscal year-end of each Fund, subsequent to August 31, 1997, has been changed from August 31 to March 31.

8.  FEDERAL TAX INFORMATION (UNAUDITED)
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 1999. On October 30, 1998, the Utility Fund declared and paid a long-term capital gain distribution of $0.1820 per share. On November 16, 1998 and March 19, 1999, the Growth/Value Fund declared and paid long-term capital gain distributions of $0.5450 and $2.9234 per share, respectively. On March 19, 1999, the Aggressive Growth Fund declared and paid a long-term capital gain distribution of $2.4768 per share. As required by federal regulations, shareholders will receive notification of their portion of a Fund's taxable capital gain distribution, if any, paid during the 1999 calendar year early in 2000.

UTILITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999
============================================================================================================
                                                                                                    Market
COMMON STOCKS -- 91.2%                                                            Shares             Value
------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 42.0%
AES Corp.*...............................................................           45,000     $   1,676,250
Baltimore Gas & Electric Co..............................................           50,050         1,270,019
Cinergy Corp.............................................................           50,000         1,375,000
Cleco Corp...............................................................           30,000           885,000
CMS Energy Corp..........................................................           60,000         2,403,750
DPL, Inc.................................................................           75,000         1,237,500
Duke Power Co............................................................           42,000         2,294,250
FPL Group, Inc...........................................................           45,000         2,396,250
Kansas City Power & Light Co.............................................           50,000         1,231,250
Northern States Power Co.................................................           60,000         1,391,250
Scana Corp...............................................................           60,000         1,301,250
                                                                                              ---------------
                                                                                               $  17,461,769
                                                                                              ---------------
TELECOMMUNICATIONS -- 37.7%
Ameritech Corp...........................................................           50,000     $   2,893,750
AT&T Corp................................................................           30,000         2,394,375
Bell Atlantic Corp.......................................................           50,000         2,584,375
BellSouth Corp...........................................................           75,000         3,004,687
GTE Corp.................................................................           45,000         2,722,500
Lucent Technologies, Inc.................................................           19,444         2,095,091
                                                                                              ---------------
                                                                                               $  15,694,778
                                                                                              ---------------
GAS COMPANIES -- 6.6%
MCN Corp.................................................................           70,000     $   1,124,375
Oneok, Inc...............................................................           25,000           618,750
Wicor, Inc...............................................................           50,000         1,012,500
                                                                                              ---------------
                                                                                               $   2,755,625
                                                                                              ---------------
WATER COMPANIES -- 4.9%
American Water Works, Inc................................................           70,000     $   2,034,375
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $24,267,526)...................................                      $  37,946,547
                                                                                              ---------------
=============================================================================================================
                                                                                    Par             Market
CORPORATE BONDS -- 5.2%                                                            Value             Value
-------------------------------------------------------------------------------------------------------------
Dayton Power & Light Co., 8.40%, 12/01/22................................     $  1,000,000     $   1,056,165
New York Telephone Co., 9.375%, 7/15/31..................................        1,000,000         1,120,562
                                                                             --------------   ---------------

TOTAL CORPORATE BONDS (Amortized Cost $2,085,289)........................     $  2,000,000     $   2,176,727
                                                                             ==============   ---------------

                                                                              25

UTILITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999 (continued)
=============================================================================================================
                                                                                    Par             Market
COMMERCIAL PAPER -- 3.6%                                                           Value             Value
-------------------------------------------------------------------------------------------------------------
BP America, 4/01/99 (Amortized Cost $1,500,000)..........................     $  1,500,000     $   1,500,000
                                                                             ==============   ---------------

TOTAL INVESTMENT SECURITIES-- 100.0% (Amortized Cost $27,852,815)........                      $  41,623,274

LIABILITIES IN EXCESS OF OTHER ASSETS-- 0.0% ............................                            (17,448)
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $ 41,605,826
                                                                                              ===============

* Non-income producing security.

See accompanying notes to financial statements.

26

EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999
=============================================================================================================
                                                                                                   Market
COMMON STOCKS -- 91.7%                                                            Shares             Value
-------------------------------------------------------------------------------------------------------------
CONSUMER, NON-CYCLICAL -- 28.5%
Abbott Laboratories......................................................           30,000     $   1,404,375
Albertson's, Inc.........................................................           15,000           814,687
American Home Products Corp..............................................           20,000         1,305,000
Johnson & Johnson........................................................           22,000         2,061,125
Merck & Co., Inc.........................................................           20,000         1,603,750
Newell Rubbermaid, Inc...................................................           30,000         1,425,000
PepsiCo, Inc.............................................................           35,000         1,371,563
Pfizer, Inc..............................................................           20,000         2,775,000
Procter & Gamble Co......................................................           25,000         2,448,438
Sara Lee Corp............................................................           34,000           841,500
Schering-Plough Corp.....................................................           12,000           663,750
                                                                                              ---------------
                                                                                               $  16,714,188
                                                                                              ---------------
TECHNOLOGY -- 20.3%
Compaq Computer Corp. ...................................................           40,000     $   1,267,500
Hewlett-Packard Co.......................................................           17,500         1,186,719
Intel Corp...............................................................           20,000         2,382,500
Lucent Technologies, Inc.................................................            3,888           418,932
MCI Worldcom*............................................................           22,000         1,948,375
Motorola, Inc............................................................            9,000           659,250
Northern Telecom Limited.................................................           15,000           931,875
Sun Microsystems, Inc.*..................................................           25,000         3,123,437
                                                                                              ---------------
                                                                                               $  11,918,588
                                                                                              ---------------
FINANCIAL SERVICES -- 17.1%
AFLAC, Inc...............................................................           40,000     $   2,177,500
American International Group.............................................           16,500         1,990,312
Bank of New York Co., Inc................................................           60,000         2,156,250
Freddie Mac..............................................................           30,000         1,713,750
Horace Mann Educators Corp...............................................           40,000           927,500
Wells Fargo Co...........................................................           30,000         1,051,875
                                                                                              ---------------
                                                                                               $  10,017,187
                                                                                              ---------------
CONSUMER, CYCLICAL -- 13.1%
Gap, Inc.................................................................           45,000     $   3,029,063
Mattel, Inc..............................................................           55,000         1,368,125
McDonald's Corp..........................................................           46,000         2,084,375
The Walt Disney Co.......................................................           39,000         1,213,875
                                                                                              ---------------
                                                                                               $   7,695,438
                                                                                              ---------------
ENERGY -- 4.3%
Apache Corp..............................................................           35,000     $     912,187
Enron Corp...............................................................           25,000         1,606,250
                                                                                              ---------------
                                                                                               $   2,518,437
                                                                                              ---------------
CONGLOMERATES -- 3.2%
General Electric Co......................................................           17,000     $   1,880,625
                                                                                              ---------------

INDUSTRIAL -- 2.7%
Diebold, Inc.............................................................           30,000     $     720,000
Emerson Electric Co......................................................           17,000           899,937
                                                                                              ---------------
                                                                                               $   1,619,937
                                                                                              ---------------
                                                                              27

EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999 (continued)
================================================================================================================
                                                                                                    Market
COMMON STOCKS -- 91.7%                                                            Shares             Value
----------------------------------------------------------------------------------------------------------------
BASIC MATERIALS -- 2.5%
duPont (E.I.) de Nemours & Co............................................           25,000     $   1,451,563
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $34,520,209)...................................                      $  53,815,963
                                                                                              ---------------

================================================================================================================
                                                                                  Face             Market
REPURCHASE AGREEMENTS (1)-- 9.2%                                                  Value             Value
----------------------------------------------------------------------------------------------------------------
Bank One, N.A., 4.95%, dated 3/31/99, due 4/01/99,
  repurchase proceeds $5,420,745.........................................    $   5,420,000     $   5,420,000
                                                                             --------------   ---------------

TOTAL COMMON STOCKS AND REPURCHASE AGREEMENTS-- 100.9% ..................                      $  59,235,963

LIABILITIES IN EXCESS OF OTHER ASSETS--  (0.9%) .........................                           (529,724)
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  58,706,239
                                                                                              ===============

*  Non-income producing security.
(1)Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.

28

GROWTH/VALUE FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999
================================================================================================================
                                                                                                    Market
COMMON STOCKS -- 92.4%                                                            Shares             Value
----------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 52.9%
Applied Materials, Inc.*.................................................           21,000     $   1,295,438
Compuware Corp.*.........................................................           20,000           477,500
EMC Corp.*...............................................................           11,000         1,405,250
Intel Corp...............................................................           11,000         1,310,375
International Business Machines Corp.....................................            7,000         1,240,750
Lexmark International Group, Inc. - Class A*.............................            9,500         1,061,625
Novell, Inc.*............................................................           89,000         2,241,688
Oracle Corp.*............................................................           57,750         1,523,156
Sun Microsystems, Inc.*..................................................           20,000         2,498,750
                                                                                              ---------------
                                                                                               $  13,054,532
                                                                                              ---------------
HEALTH CARE -- 20.2%
Amgen, Inc.*.............................................................           10,000     $     748,750
Baxter International, Inc................................................           11,000           726,000
Becton, Dickinson and Co.................................................           10,000           383,125
Bristol-Myers Squibb Co..................................................           16,000         1,029,000
Pharmacia & Upjohn, Inc..................................................           16,000           998,000
Schering-Plough Corp.....................................................           20,000         1,106,250
                                                                                              ---------------
                                                                                               $   4,991,125
                                                                                              ---------------
ENTERTAINMENT -- 6.3%
Carnival Corp. - Class A.................................................           25,000     $   1,214,062
Marriott International, Inc. - Class A...................................           10,000           336,250
                                                                                              ---------------
                                                                                               $   1,550,312
                                                                                              ---------------
RETAIL -- 4.0%
CVS Corp.................................................................           15,000     $     712,500
Walgreen Co..............................................................            9,200           259,900
                                                                                              ---------------
                                                                                               $     972,400
                                                                                              ---------------
FINANCIAL SERVICES -- 3.3%
Concord EFS, Inc.*.......................................................           29,700     $     818,606
                                                                                              ---------------

AEROSPACE/DEFENSE -- 2.9%
General Dynamics Corp....................................................           11,200     $     719,600
                                                                                              ---------------



TRANSPORTATION -- 2.8%
AMR Corp.*...............................................................            7,500     $     439,219
MotivePower Industries, Inc.*............................................           10,000           251,250
                                                                                              ---------------
                                                                                               $     690,469
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $13,246,808)...................................                      $  22,797,044
                                                                                              ---------------

                                                                              29


GROWTH/VALUE FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999 (continued)
===================================================================================================================
                                                                                    Par             Market
U. S. GOVERNMENT AGENCY ISSUES-- 7.6%                                             Value             Value
-------------------------------------------------------------------------------------------------------------------
Federal Agricultural Mortgage Corp. Discount Note, 4/01/99
   (Amortized Cost $1,865,000)...........................................     $   1,865,000    $   1,865,000
                                                                             --------------   ---------------

TOTAL INVESTMENT SECURITIES-- 100.0% (Amortized Cost $15,111,808) .......                      $  24,662,044

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.0% ............................                              1,683
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  24,663,727
                                                                                              ---------------

* Non-income producing security.

See accompanying notes to financial statements.

30

AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999
================================================================================================================
                                                                                                    Market
COMMON STOCKS -- 97.6%                                                            Shares             Value
----------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 52.3%
Compuware Corp.*.........................................................           25,000     $     596,875
EMC Corp.*...............................................................            5,000           638,750
Intel Corp...............................................................            4,500           536,063
Lexmark International Group, Inc. - Class A*.............................            4,500           502,875
Novell, Inc.*............................................................           50,000         1,259,375
Oracle Corp.*............................................................           16,875           445,078
Seagate Technology, Inc.*................................................           18,000           532,125
SMART Modular Technologies, Inc.*........................................           30,000           448,125
Sun Microsystems, Inc.*..................................................            5,000           624,688
Teradyne, Inc.*..........................................................            7,000           381,937
                                                                                              ---------------
                                                                                               $   5,965,891
                                                                                              ---------------
HEALTH CARE -- 24.0%
Alternative Living Services, Inc.*.......................................           10,000     $     200,000
Amgen, Inc.*.............................................................            6,000           449,250
Biogen, Inc.*............................................................            4,000           457,250
Capital Senior Living Corp.*.............................................           14,800           104,525
Chiron Corp.*............................................................           13,000           285,188
Elan Corp. plc - ADR*....................................................            3,000           209,250
Pharmacia & Upjohn, Inc..................................................            9,000           561,375
Sunrise Assisted Living, Inc.*...........................................            6,000           273,375
Watson Pharmaceuticals, Inc.*............................................            4,400           194,150
                                                                                              ---------------
                                                                                               $   2,734,363
                                                                                              ---------------
RETAIL -- 8.2%
CVS Corp.................................................................            5,500     $     261,250
Shop At Home, Inc.*......................................................           20,000           251,250
Walgreen Co..............................................................           14,800           418,100
                                                                                              ---------------
                                                                                               $     930,600
                                                                                              ---------------
ENTERTAINMENT -- 4.3%
Carnival Corp. - Class A.................................................           10,000     $     485,625

                                                                                              ---------------

TRANSPORTATION -- 3.5%
MotivePower Industries, Inc.*............................................            5,000     $     125,625
Southwest Airlines Co....................................................            9,000           272,250
                                                                                              ---------------
                                                                                               $     397,875
                                                                                              ---------------

TELECOMMUNICATIONS -- 2.9%
Uniphase Corp.*..........................................................            2,900     $     333,862
                                                                                              ---------------

FINANCIAL SERVICES -- 2.4%
Viad Corp................................................................           10,000     $     278,125
                                                                                              ---------------

TOTAL COMMON STOCKS (Cost $7,807,609) ...................................                      $  11,126,341
                                                                                              ---------------

                                                                              31


AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999 (continued)
================================================================================================================
                                                                                   Par             Market
U.S. GOVERNMENT AGENCY ISSUES-- 2.4%                                              Value             Value
----------------------------------------------------------------------------------------------------------------
Federal Agricultural Mortgage Corp. Discount Note, 4/01/99
   (Amortized Cost $280,000).............................................      $   280,000     $     280,000
                                                                             --------------   ---------------

TOTAL INVESTMENT SECURITIES-- 100.0% (Amortized Cost $8,087,609) ........                      $  11,406,341

LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.0%) ..........................                             (4,231)
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  11,402,110
                                                                                              ---------------

* Non-income producing security.
  ADR - American depositary receipt.

See accompanying notes to financial statements.

32

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================


Logo ARTHUR ANDERSEN LLP

To the Shareholders and Board of Trustees of Countrywide Strategic Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Countrywide Strategic Trust (comprising, respectively, the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund) as of March 31, 1999, and (i) for the Utility Fund and Equity Fund the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon and (ii) for the Growth/Value Fund and Aggressive Growth Fund the related statements of operations, statements of changes in net assets and the financial highlights for the year ended March 31, 1999, the seven-month period ended March 31, 1998 and the year ended August 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Growth/Value Fund and Aggressive Growth Fund for the period ended August 31, 1996 were audited by other auditors whose report dated October 18, 1996, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us and referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Countrywide Strategic Trust as of March 31, 1999, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


/s/ ARTHUR ANDERSEN LLP
Cincinnati, Ohio,
April 30, 1999

                              The Touchstone Funds

                             Touchstone Series Trust
                       (formerly Select Advisors Trust A)
                       Class A, Class C and Class Y shares

                         Touchstone Emerging Growth Fund
                      Touchstone International Equity Fund
                       Touchstone Income Opportunity Fund
                           Touchstone Value Plus Fund
                         Touchstone Growth & Income Fund
                            Touchstone Balanced Fund
                              Touchstone Bond Fund
                         Touchstone Standby Income Fund

                       Statement of Additional Information
                                   May 1, 1999

This Statement of Additional Information is not a Prospectus, but it relates to the Prospectuses of Touchstone Series Trust dated May 1, 1999.

Financial statements are incorporated by reference into this Statement of Additional Information from the Funds' most recent annual and semi-annual reports.

You can get a free copy of the Prospectuses of Touchstone Series Trust or the Funds' most recent annual and semi-annual reports, request other information and discuss your questions about the Funds by contacting your financial advisor or Touchstone at: Touchstone Family of Funds 311 Pike Street Cincinnati, Ohio 45202
(800) 669-2796 http://www.touchstonefunds.com

You can view the Funds' Prospectuses as well as other reports at the Public Reference Room of the Securities and Exchange Commission.

                  You can get text-only copies:

For a fee by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-6009. Telephone: 1-800-SEC-0330.

Free from the Commission's Internet website at http://www.sec.gov.

                                Table of Contents
                                                                  PAGE

The Trust and the
Funds...........................................................   3

Description of the Funds and Their Investments and Risks........   4

Fund
Policies........................................................   23

Management of the
Trust...........................................................   26

Investment Advisory and Other Services..........................   29

Brokerage Allocation and Other Practices........................   34

Capital Stock and Other Securities..............................   36

Purchase, Redemption and Pricing of Shares......................   38

Taxation of the
Funds...........................................................   42

Performance
Information.....................................................   44


Financial
Statements......................................................   47


Appendix
 ................................................................   A-1

                             The Trust and the Funds


         Touchstone Series Trust (the "Trust") is composed of eight funds:
Touchstone Emerging Growth Fund, Touchstone International Equity Fund, Touchstone Income Opportunity Fund, Touchstone Value Plus Fund, Touchstone Growth & Income Fund, Touchstone Balanced Fund, Touchstone Bond Fund and Touchstone Standby Income Fund (the "Standby Income Fund") (each, a "Fund" and collectively, the "Funds").


         Each Fund, other than the Standby Income Fund, is divided into three classes of shares: class A shares ("Class A Shares"), class C shares ("Class C Shares"), and class Y shares ("Class Y Shares"). Throughout this Statement of Additional Information (the "SAI"), unless otherwise specified, the term Fund or Funds refers to all applicable classes of such Fund or Funds.

         Each Fund is an open-end management investment company. The Trust was formed as a Massachusetts business trust on November 9, 1994.

         Shares of the Funds are sold by Touchstone Securities, Inc. ("Touchstone Securities" or the "Distributor"), the Trust's distributor. Touchstone Advisors, Inc. ("Touchstone" or the "Advisor") is the investment advisor of each Fund and the Standby Income Fund. The specific investments of each Fund are managed on a day-to-day basis by their respective sub-advisors (collectively, the "Fund Sub-Advisors"). Investors Bank & Trust Company ("Investors Bank" or the "Administrator") serves as administrator, custodian and fund accounting agent to each Fund.

         The Prospectuses, dated May 1, 1999, provide the basic information investors should know before investing, and may be obtained without charge by calling the Trust at the telephone number listed on the cover. This Statement of Additional Information, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectuses. This Statement of Additional Information is not an offer of any Fund for which an investor has not received a Prospectus.

            Description of the Funds and Their Investments and Risks

Investment Goals

         The investment goal(s) of each Fund is described in the Prospectuses. There can be no assurance that any Fund will achieve its investment goal(s).

Investment Strategies and Risks

         The following provides additional information about the investment policies and types of securities which may be invested in by one or more Funds.

                Fixed-Income and Other Debt Instrument Securities

         Fixed-income and other debt instrument securities include all bonds, high yield or "junk" bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Funds. The market value of the obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

         Ratings made available by Standard & Poor's Rating Service ("S&P") and Moody's Investor Service, Inc. ("Moody's") are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Fund Sub-Advisor also will make its own evaluation of these securities. Among the factors that will be considered are the long term ability of the issuers to pay principal and interest and general economic trends.

         Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See "Additional Risks and Investment Techniques -- When-Issued and Delayed-Delivery Securities" below.

Commercial Paper

         Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         For a description of commercial paper ratings, see the Appendix.

Medium and Lower Rated and Unrated Securities

         Securities rated in the fourth highest category by S&P or Moody's, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

         Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

         The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Fund Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In light of these risks, the Board of Trustees of the Trust has instructed the Fund Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

         In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

         Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

         Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Fund Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the securities.

                          Lower-Rated Debt Securities

         While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

         The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

         In considering investments for the Fund, the Fund Sub-Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Fund Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

         A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

                               Illiquid Securities

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Each Fund Sub-Advisor will monitor the liquidity of Rule 144A securities in each Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Fund Sub-Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                           Related Investment Policies

         No Fund may invest more than 15% of its net assets in securities which are illiquid or otherwise not readily marketable. The Trustees of the Trust have adopted a policy that the International Equity Fund may not invest in illiquid securities other than Rule 144A securities. If a security becomes illiquid after purchase by the Fund, the Fund will normally sell the security unless to do so would not be in the best interests of shareholders.

         Each Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Fund's 15% limit on illiquid securities. The Board of Trustees of the Trust, with advice and information from the respective Fund Sub-Advisor, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from such Fund Sub-Advisor, the Board of Trustees of the Trust will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, a Fund's illiquidity could be increased and the Fund could be adversely affected.

         No Fund will invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

                               Foreign Securities

         Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

                           Emerging Market Securities

         Emerging Market Securities are securities that are issued by a company that (i) is organized under the laws of an emerging market country (any country other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Holland, Italy, Japan, Luxembourg, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States), (ii) has its principal trading market for its stock in an emerging market country, or (iii) derives at least 50% of its revenues or profits from corporations within emerging market countries or has at least 50% of its assets located in emerging market countries.


         The following Funds may invest in Emerging Market Securities:

                  Emerging Growth Fund - up to 10% of total assets,

                  International Equity Fund - up to 40% of total assets,

                  Income Opportunity Fund - up to 65% of total assets,

                  Growth & Income Fund - up to 5% of total assets, and Balanced Fund - up to 15% of total assets.


         Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

                Special Considerations Concerning Eastern Europe

         Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) potentially less social, political and economic stability;
(ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the Commonwealth of Independent States (formerly the Union of Soviet Socialist Republics).

         So long as the Communist Party continues to exercise a significant or, in some cases, dominant role in Eastern European countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to the interests of a Fund's shareholders.

                            Currency Exchange Rates

         A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

                                     Options

Options on Securities

         The respective Funds may write (sell), to a limited extent, only covered call and put options ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

         When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

         A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

         When a Fund writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Fund's custodian or by placing liquid securities in a segregated account at the Fund's custodian. When a Fund writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account at the Fund's custodian.

         A Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

         Each Fund has adopted certain other nonfundamental policies concerning option transactions which are discussed below. The Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         A Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Fund Sub-Advisor will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of the Board of Trustees.

                           Related Investment Policies

         Each Fund which invests in equity securities may write or purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which a Fund owns the underlying stock sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying stock.

         To close out a position when writing covered options, a Fund may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased.

                         Options on Securities Indexes

         Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

         Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the Fund generally will only purchase or write such an option if the Fund Sub-Advisor believes the option can be closed out.

         Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor and the respective Fund Sub-Advisor each believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund Sub-Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

         When a Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Fund's custodian.

         Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

         Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by a Fund of options on security indexes will be subject to the Fund Sub-Advisor's ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

                           Related Investment Policies

         Each Fund may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Funds which may invest in foreign securities, on foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

         To the extent permitted by U.S. federal or state securities laws, the International Equity Fund may invest in options on foreign stock indexes in lieu of direct investment in foreign securities. The Fund may also use foreign stock index options for hedging purposes.

                         Options on Foreign Currencies

         Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Options on foreign currencies may be written for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         Certain Funds intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

         Certain Funds also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

                           Related Investment Policies

         Each Fund that may invest in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when the Fund Sub-Advisor anticipates that the currency will appreciate in value.

         There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Fund's ability to terminate over-the-counter options ("OTC Options") will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

                           Forward Currency Contracts

         Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Funds from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

         A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Each Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Fund Sub-Advisor's long-term investment decisions, a Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Fund Sub-Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund's ability to utilize forward currency contracts in the manner set forth in the Prospectuses may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

         The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

               Futures Contracts and Options on Futures Contracts

         The successful use of such instruments draws upon the Fund Sub-Advisor's skill and experience with respect to such instruments and usually depends on the Fund Sub-Advisor's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

                               Futures Contracts

         A Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indexes including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

         When a Fund enters into a futures contract for any purpose, the Fund will establish a segregated account with the Fund's custodian to collateralize or "cover" the Fund's obligation consisting of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Fund Sub-Advisor may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although each applicable Fund Sub-Advisor believes that use of such contracts will benefit the respective Fund, if the Fund Sub-Advisor's investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

                          Options on Futures Contracts

         Each Fund may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund would exceed 5% of the market value of the total assets of the Fund.

                Additional Risks of Options on Futures Contracts,
              Forward Contracts and Options on Foreign Currencies

         Unlike transactions entered into by a Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

                     Futures Contracts and Related Options

         Each Fund may enter into futures contracts and purchase and write
(sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the agreement of the Fund Sub-Advisor that such contracts are necessary or appropriate in the management of the Fund's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase.

         No Fund will hedge more than 25% of its total assets by selling futures, buying puts, and writing calls under normal conditions. In addition, no Fund will buy futures or write puts whose underlying value exceeds 25% of its total assets, and no Fund will buy calls with a value exceeding 5% of its total assets.

         A Fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

         A Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Fund Sub-Advisor's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or a Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

                Certificates of Deposit and Bankers' Acceptances

         Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

                           Lending of Fund Securities

         By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

                                  Derivatives

         The Funds may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Fund Sub-Advisor will use derivatives only in circumstances where the Fund Sub-Advisor believes they offer the most economic means of improving the risk/reward profile of the Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative. A description of the derivatives that the Funds may use and some of their associated risks is found below.

                              ADRs, EDRs and CDRs

         ADRs are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), may also be purchased by the Funds. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.

                           U.S. Government Securities

         Each Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

         Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

                          Mortgage-Related Securities

         Each Fund may invest in mortgage-related securities. There are several risks associated with mortgage-related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security.

         Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

         CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

         Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Fund Sub-Advisor, the investment restriction limiting a Fund's investment in illiquid instruments to not more than 15% of the value of its net assets will apply.

                      Stripped Mortgage-Related Securities

         These securities are either issued and guaranteed, or privately-issued but collateralized by securities issued, by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans. The Fund will invest in stripped mortgage-related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its Fund Sub-Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of stripped mortgage-related securities may offset all or a portion of any decline in value of the securities held by the Fund.

         Investing in stripped mortgage-related securities involves the risks normally associated with investing in mortgage-related securities. See "Mortgage-Related Securities" above. In addition, the yields on stripped mortgage- related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage-related securities and increasing the yield to maturity on principal-only stripped mortgage-related securities. Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an interest-only stripped mortgage-related security. Under current market conditions, the Fund expects that investments in stripped mortgage-related securities will consist primarily of interest-only securities. Stripped mortgage-related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Fund will be able to effect a trade of a stripped mortgage-related security at a time when it wishes to do so. The Fund will acquire stripped mortgage-related securities only if a secondary market for the securities exists at the time of acquisition. Except for stripped mortgage-related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, the Funds will treat government stripped mortgage-related securities and privately-issued mortgage-related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

                             Zero Coupon Securities

         Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry System ("CUBES"), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

                    Loans and Other Direct Debt Instruments

         These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at the time when a Fund would not have otherwise done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

         These instruments will be considered illiquid securities and so will be limited, along with a Fund's other illiquid securities, to not more than 15% of the Fund's net assets.

                                Swap Agreements

         To help enhance the value of its portfolio or manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

         In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages.

         In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

         Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Fund Sub-Advisor, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

         All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of a Fund's other illiquid securities, to 15% of that Fund's net assets.

                               Custodial Receipts

         Custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investors Growth Receipts ("TIGRs") and Financial Corporation certificates ("FICO Strips"), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

                  When-Issued and Delayed-Delivery Securities

         To secure prices deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

         Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

                             Repurchase Agreements

         Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. A Fund may enter into repurchase agreements with respect to U.S. Government securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Fund Sub-Advisor, acting under the supervision of the Advisor and the Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Fund enters into repurchase agreements. In entering into a repurchase agreement, a Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. Repurchase agreements are considered to be collateralized loans under the Investment Company Act of 1940, as amended (the "1940 Act").

Reverse Repurchase Agreements and Forward Roll Transactions

         The Funds may enter into reverse repurchase agreements and forward roll transactions. In a reverse repurchase agreement the Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage-backed securities and involve a repurchase of a substantially similar security. At the time the Fund enters into a reverse repurchase agreement or forward roll transaction it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements and forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements and forward roll transactions are considered to be borrowings by a Fund for purposes of the limitations described in "Fund Policies" below.


                             Temporary Investments

         For temporary defensive purposes during periods when the Fund Sub-Advisor of a Fund believes, in consultation with the Advisor, that pursuing the Fund's basic investment strategy may be inconsistent with the best interests of its shareholders, the Fund may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

         In addition, for the same purposes the Fund Sub-Advisor of the International Equity Fund may invest without limit in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least AA by S&P or Aa by Moody's or, if unrated, are determined by the Fund Sub-Advisor to be of equivalent quality. Each Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.

                             Convertible Securities

         Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities.

         While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

                         Real Estate Investment Trusts

         The Growth & Income Fund may invest in REITs, which can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

         Investment in REITs is subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). REITs are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

                Standard & Poor's Depositary Receipts ("SPDRs")

         The Growth & Income Fund may invest up to 5% of its total assets in SPDRs. SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. There can be no assurance that this can be accomplished as it may not be possible for the portfolio to replicate and maintain exactly the composition and relative weightings of the S&P 500 Index securities. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment.

                                 Asset Coverage

         To assure that a Fund's use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with the Trust's custodian containing liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

                                Rating Services

         The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, each Fund Sub-Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees of the Trust. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but a Fund Sub-Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectuses is set forth in the Appendix to the Prospectuses.

                                  Fund Policies

         The following investment restrictions are "fundamental policies" of each Fund and may not be changed with respect to a Fund without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Statement of Additional Information and the Prospectuses, means, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

         As a matter of fundamental policy, no Fund may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

          (1) borrow money or mortgage or hypothecate assets of the Fund , except that in an amount not to exceed 1/3 of the current value of the Fund's net assets, it may borrow money (including through reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below;

          (2) underwrite securities issued by other persons except insofar as the Funds may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

          (3) make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

          (4)(a)(all Funds except the Growth & Income Fund) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

         (4)(b)(Growth & Income Fund only)

               (i) purchase or sell real estate (except that (a) the Fund may invest in (i) securities of entities that invest or deal in real estate, mortgages, or interests therein and (ii) securities secured by real estate or interests therein and
                    (b) the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities;

               (ii) purchase or sell interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and options contracts) in the ordinary course or business.

          (5) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry;

          (6)  issue any senior security (as that term is defined in the 1940
               Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

          (7) with respect to 75% of its total assets taken at market value, invest in assets other than cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities for purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

                            Additional Restrictions

         Each Fund (or the Trust, on behalf of each Fund) will not, as a matter of "operating policy" (changeable by the Board of Trustees without a shareholder vote) (except that no operating policy shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

               (i) borrow money (including through reverse repurchase agreements or forward roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%;

               (ii) pledge, mortgage or hypothecate for any purpose in excess of
                    10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

               (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

               (iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

               (v)  invest for the purpose of exercising control or management;

               (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless the Fund (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

               (vii) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Fund's Board of Trustees have determined the commercial paper to be liquid; or (ii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Fund's Board of Trustees have determined that the commercial paper is equivalent quality and is liquid;

               (viii) invest more than 10% of the Fund's total assets in
                    securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 144A Securities deemed liquid by the Fund's Board of Trustees);

               (ix) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

               (x) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Funds have no current intention to engage in short selling);

               (xi) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets;

               (xii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

               (xiii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

                             Management of the Trust

                               Board of Trustees

         Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust.

         The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated, the address of each Trustee and officer is 311 Pike Street, Cincinnati, Ohio 45202. The Trustees and officers of the Trust also serve in the same positions with the Touchstone Variable Series Trust (formerly named the Select Advisors Variable Insurance Trust).

                              Trustees of the Trust


         *JILL T. MCGRUDER (Born: 7/9/55) - Chairman of the Board of Trustees, President and chief Executive Officer; Director, President and Chief Executive Officer, Touchstone Advisors, Inc. and Touchstone Securities, Inc. (since February, 1999); Senior Vice President, Western-Southern Life Insurance Company (since December, 1996); National Marketing Director, Metropolitan Life Insurance Co. (February, 1996 - December, 1996); Executive Vice President, Touchstone Advisors, Inc. and Touchstone Securities, Inc. (1991 - 1996).

         *WILLIAM J. WILLIAMS (Born: 12/19/15) - Trustee; Chairman of the Board of Directors, The Western and Southern Life Insurance Company (since March,
1984); Chief Executive Officer, The Western and Southern Life Insurance Company (from March, 1984 to March, 1994). His address is 400 Broadway, Cincinnati, OH 45202.

         JOSEPH S. STERN, JR. (Born: 3/31/18) - Trustee; Retired Professor Emeritus, College of Business, University of Cincinnati. His address is 3 Grandin Place, Cincinnati, OH 45208.


         PHILLIP R. COX (Born: 11/24/47) - Trustee; President and Chief Executive Officer, Cox Financial Corp. (since 1972); Director, Federal Reserve Bank of Cleveland; Director, Cincinnati Bell, Inc.; Director, PNC Bank; Director, Cinergy Corporation. His address is 105 East Fourth Street, Cincinnati, OH 45202.


         ROBERT E. STAUTBERG (Born: 9/6/34) - Trustee; Retired Partner and Director, KPMG Peat Marwick; Chairman of the Board of Trustees, Good Samaritan Hospital. His address is 4815 Drake Road, Cincinnati, OH 45243.


                              Officers of the Trust

         Unless otherwise specified, each officer listed below holds the same position with the Trust and each Fund.


         JAMES J. VANCE (Born: 7/12/61) - Treasurer; Treasurer Western-Southern Life Insurance Company (since January, 1994). His address is 400 Broadway, Cincinnati, OH 45202.

         EDWARD S. HEENAN (Born: 12/18/43) - Controller; Vice President and Controller, Touchstone Advisors, Inc. (since December, 1993); Director, Controller, Touchstone Securities, Inc. (since October, 1991); Vice President and Comptroller, The Western and Southern Life Insurance Company (since 1987). His address is 400 Broadway, Cincinnati, OH 45202.

         DAVID DENNISON (Born: 2/20/62) - Assistant Treasurer; Vice President of Administration, IFS Financial Services and Touchstone Securities, Inc. (since August, 1994); Director of Strategic Marketing, Providian Capital Management (January, 1993 to July, 1994)

         ANDREW S. JOSEF (Born: 2/25/64) - Secretary; Director, Legal Administration, Investors Bank & Trust Company ("Investors Bank") (since May,
1997); Senior Associate, Sullivan & Worcester LLP (November, 1995 to May, 1997); Associate, Goodwin, Proctor & Hoar (January, 1993 to November, 1995); Associate, Simpson Thacher & Bartlett (prior to 1993). His address is 200 Clarendon Street, Boston, Massachusetts 02116.

         SUSAN C. MOSHER (Born: 1/29/55) - Assistant Secretary; Director, Legal Administration, Investors Bank (since August, 1995); Associate Counsel, 440 Financial Group of Worcester, Inc. (January, 1993 to August, 1995). Her address is 200 Clarendon Street, Boston, Massachusetts 02116.

         TIMOTHY F. OSBORNE (Born: 12/3/66) - Assistant Treasurer; Director, Mutual Fund Administration, Investors Bank (since May, 1995); Account Supervisor, Mutual Fund Administration, Chase Global Funds Services Company (prior to May, 1995).

         Ms. Mosher and Messrs. Josef and Osborne also hold similar positions for Touchstone Variable Series Trust and certain unaffiliated investment companies for which Investors Bank serves as administrator.

         No director, officer or employee of the Advisor, the Fund Sub-Advisors, the Distributor, the Administrator or any of their affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust and Touchstone Variable Series Trust (together, the "Fund Complex") pay in the aggregate, to each Trustee who is not a director, officer or employee of the Advisor, the Fund Sub-Advisors, the Distributor, the Administrator or any of their affiliates, an annual fee of $5,000, respectively, plus $1,000, respectively, per meeting attended and reimburses them for travel and out-of-pocket expenses. The following table reflects Trustee fees paid for the year ended December 31, 1998.


                                                        Trustee Compensation Table
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Name of Person and Position       Aggregate Compensation from    Aggregate Compensation from     Total Compensation from
                                  the Trust with respect to      the Trust with respect to       Trust and Fund Complex Paid
                                  Class A Shares of the Funds    Class C Shares of the Funds     to Trustees
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Joseph S. Stern, Jr.              $ 1,166.43                     $   365.49                      $ 8,000.00
Trustee of Trust
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Phillip R. Cox                    $ 1,451.17                     $   459.27                      $10,000.00
Trustee of Trust
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Robert E. Stautberg               $ 1,451.17                     $   459.27                      $10,000.00
Trustee of Trust
--------------------------------- ------------------------------ ------------------------------- ------------------------------
David Pollak                      $ 1,451.17                     $   459.27                      $10,000.00
Trustee of Trust
--------------------------------- ------------------------------ ------------------------------- ------------------------------

Control Persons and Principal Holders of Securities: Class A Shares of the Funds

         As of April 2, 1999, Trustees and officers of the Trust owned in the aggregate less than 1% of the Class A Shares of any Fund or the Trust (all series taken together).

         As of April 2, 1999,


               (i) Western-Southern Life Assurance Company ("Western-Southern"), 400 Broadway, Cincinnati, Ohio 45202, which was organized under the laws of the State of Ohio and which is a wholly owned subsidiary of The Western and Southern Life Insurance Company ("Western and Southern"), 400 Broadway, Cincinnati, Ohio 45202, which was organized under the laws of the State of Ohio, was the record owner of 54.47% and 22.29% of the outstanding shares of the International Equity Fund - Class A and Income Opportunity Fund Class A, respectively;

               (ii) Western-Southern, Highlands Company of Delaware, c/o Karen
                    Clark, Smith Fought Bunker & Hume PC, 2301 Mitchell Park Drive, Petoskey, MI 49770-9600, and Western Southern Deferred Compensation, FBO 1, 85B&86-89 Attn: M Scott, 400 Broadway, Cincinnati, OH 45202-3341 ("FBO 1"), were the record owners of 23.26%, 8.37% and 7.56%, respectively, of the Emerging Growth Fund - Class A;

               (iii) FBO 1, Western Southern Deferred Compensation, FBO 6,
                    82-88, Attn: M Scott, 400 Broadway, Cincinnati, OH 45202, Western and Southern were the record owners of 12.88%, 11.22% and 11.20%, respectively, of the outstanding shares of the Growth & Income Fund - Class A;

               (iv) Western and Southern; Western Southern Deferred
                    Compensation, FBO 2, Lump Sum, Attn: M Scott, 400 Broadway, Cincinnati, OH 45202; Western Southern Deferred Compensation, FBO 2, 94, Attn: M Scott, 400 Broadway, Cincinnati, OH 45202; and Richard J. Mullenax, Mildred Mullenax JT WROS, Rt 3 Box 225, Bridgeport, WV 26330-9430 were the record owners of 9.78%, 6.54%, 6.26% and 5.75%, respectively, of the outstanding shares of the Bond Fund - Class A;

               (v) Western-Southern, and NFSC FEBO #EBN-543152, Charles R. Hosche TTEE, The Hosch Grit II Tr, FBO Charles R. Hosche, P.O. Box 7569, Marietta, GA 30065-1569, were the record owners of 39.19%, and 8.03%, respectively, of the outstanding shares of the Balanced Fund Class A; and

               (vi) Western and Southern was the record owner of 95.77% of the outstanding shares of the Value Plus Fund - Class A.


         Each of the above-named entities owning over 50% of the outstanding shares of any of the above-named Funds may take actions requiring a majority vote without the approval of any other investor in such Fund.

         Control Persons and Principal Holders of Securities: Class C Shares of the Funds


         As of April 2, 1999, the Trustees and officers of the Trust owned in the aggregate less than 1% of the Class C shares of any Fund or the Trust (all series taken together).

         As of April 2, 1999,

               (i) Western-Southern was the record owner of 56.19%, 69.58%, 56.57%, 37.80%, 7.87% and 13.06% of the outstanding shares of the Emerging Growth Fund - Class C, International Equity Fund - Class C, Balanced Fund - Class C, Income Opportunity Fund - Class C, Growth & Income Fund - Class C and Bond Fund
                    - Class C, respectively; and

               (ii) Western and Southern and NFSC FZEBO # TRG-011630, NFSC/FMTC
                    IRA Rollover, FBO Richard Gum, 210 Gull Road, Ocean City, NJ 08226-4529 were the record owners of 59.69% and 23.35%, of the outstanding shares of the Value Plus Fund - Class C, respectively.

         Because Western-Southern owns more than 50% of the outstanding shares of certain of the above-named Funds, it may take actions requiring a majority vote without the approval of any other investor in such Fund.

         Control Persons and Principal Holders of Securities: Class Y Shares of the Funds

         As of April 2, 1999, Trustees and officers of the Trust owned in the aggregate less than 1% of the Class Y Shares of the Growth & Inocme Fund or the Bond Fund or the Trust (all series taken together).


         As of April 2, 1999, The Western and Southern Life Insurance Company ("Western and Southern"), was the record owner of 100% of the outstanding shares of each of the Growth & Inocme Fund and the Bond Fund.

Control Persons and Principal Holders of Securities:  Standby Income Fund

         As of April 2, 1999, Western-Southern; Western and Southern; and Leslie
V. Craig, 9904 Misty Morn Lane, Cincinnati, Ohio 45242 were the record owners of 28.64%, 28.64% and 5.09%, respectively, of the outstanding shares of the Standby Income Fund.


                     Investment Advisory and Other Services

                                    Advisor

          Touchstone Advisors provides service to each Fund pursuant to Investment Advisory Agreements with the Trust (the "Advisory Agreements"). The services provided by the Advisor consist of directing and supervising each Fund Sub-Advisor, reviewing and evaluating the performance of each Fund Sub-Advisor and determining whether or not any Fund Sub-Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each respective Advisory Agreement will continue in effect if such continuance is specifically approved at least annually by the respective Board of Trustees and by a majority of the respective Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

         Each Advisory Agreement is terminable, with respect to a Fund or Standby Income Fund, without penalty on not more than 60 days' nor less than 30 days' written notice by (1) the Trust, when authorized either by (a) in the case of a Fund or the Standby Income Fund, a majority vote of the shareholders of the Fund (with the vote of each shareholder being in proportion to the amount of their investment), or (b) a vote of a majority of the respective Board of Trustees or (2) the Advisor. Each Advisory Agreement will automatically terminate in the event of its assignment. Each Advisory Agreement provides that neither the Advisor nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Funds, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

         The Trust's Prospectuses contain a description of fees payable to the Advisor for services under the Advisory Agreements.

         For the periods indicated, the Portfolio of Select Advisors Portfolios in which each Fund (other than the Standby Income Fund) invested all of its assets and the Standby Income Fund incurred the following investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of the Portfolio and the Standby Income Fund, respectively.


                   Emerging    International      Income       Value Plus     Growth &      Balanced       Bond         Standby
                 Growth Fund    Equity Fund     Opportunity       Fund       Income Fund      Fund         Fund       Income Fund
                                                   Fund


Rate                0.80%          0.95%           0.65%          0.75%        0.80%+        0.80%*        0.55%         0.25%
5/1/98** to
12/31/98             N/A            N/A             N/A         $123,531         N/A           N/A          N/A           N/A


For the Year
Ended 12/31/98
                   $76,428       $100,226         $71,387          N/A        $278,037       $56,349     $100,011       $25,969
For the Year
Ended 12/31/97

For the Year       $48,463        $73,217         $66,313          N/A        $181,803       $38,823      $82,976       $18,755
Ended 12/31/96


                   $35,755        $55,448         $28,495          N/A        $138,167       $24,065      $70,808       $15,675


+ Prior to September, 1997 the rate was 0.75%.
* Prior to May, 1997, the rate was 0.70%.
** Commencement of operations.


         The Advisor has contractually agreed to reimburse each Fund for certain of its fees and expenses as described in the Prospectuses. For the periods indicated, the Advisor reimbursed the Portfolios and the Standby Income Fund the following amounts:



                  Emerging    International       Income       Value Plus    Growth &       Balanced       Bond         Standby
                Growth Fund    Equity Fund      Opportunity       Fund      Income Fund       Fund         Fund       Income Fund
                                                   Fund
5/1/98** to
12/31/98            N/A            N/A              N/A         $48,591         N/A           N/A           N/A           N/A


For the Year
Ended 12/31/98
                  $43,744        $126,131         $57,832         N/A         $5,311        $68,910       $50,678      $147,725
For the Year
Ended 12/31/97

For the Year      $84,098        $200,506         $62,571         N/A         $39,190       $82,721       $96,974      $192,319
Ended 12/31/96


                  $59,720        $84,640          $62,865         N/A         $62,911       $64,645       $60,817      $114,416
** Commencement of operations.


Fund Sub-Advisors

         The Advisor has, in turn, entered into a portfolio advisory agreement (each a "Fund Agreement") with each Fund Sub-Advisor selected by the Advisor for a Fund or Standby Income Fund. Under the direction of the Advisor and, ultimately, of the Board of Trustees of the Trust, each Fund Sub-Advisor is responsible for making all of the day-to-day investment decisions for the respective Fund (or portion of a Fund).

         Each Fund Sub-Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Fund Agreement contains provisions similar to those described above with respect to the Advisory Agreements.

         The Advisor pays each Fund Sub-Advisor a fee for its services provided to the Fund that is computed daily and paid monthly at an annual rate equal to the percentage specified below of the value of the average daily net assets of the Fund:

-------------------------------------------------------- -----------------------------------
Emerging Growth Fund
-------------------------------------------------------- -----------------------------------
      David L. Babson & Company, Inc.                    0.50%
-------------------------------------------------------- -----------------------------------

      Westfield Capital Management                       0.45% on the first $10 million
       Company, Inc.                                     0.40% on the next $40 million
                                                         0.35% thereafter
-------------------------------------------------------- -----------------------------------
International Equity Fund
-------------------------------------------------------- -----------------------------------
       BEA Associates                                    0.85% on the first $30 million
                                                         0.80% on the next $20 million
                                                         0.70% on the next $20 million
                                                         0.60% thereafter
-------------------------------------------------------- -----------------------------------
Income Opportunity Fund
-------------------------------------------------------- -----------------------------------
       Alliance Capital Management, L.P.                 0.40% on the first $50 million
                                                         0.35% on the next $20 million
                                                         0.30% on the next $20 million
                                                         0.25% thereafter
-------------------------------------------------------- -----------------------------------
Value Plus Fund
-------------------------------------------------------- -----------------------------------
       Fort Washington Investment Advisors, Inc.         0.45%

-------------------------------------------------------- -----------------------------------
Growth & Income Fund
-------------------------------------------------------- -----------------------------------
       Scudder Kemper Investments, Inc.                  0.50% on the first $150 million
                                                         0.45% thereafter
-------------------------------------------------------- -----------------------------------
Balanced Fund
-------------------------------------------------------- -----------------------------------
       OpCap Advisors                                    0.60% on the first $20 million
                                                         0.50% on the next $30 million
                                                         0.40% thereafter
-------------------------------------------------------- -----------------------------------
Bond Fund
-------------------------------------------------------- -----------------------------------
       Fort Washington Investment Advisors, Inc.         0.30%
-------------------------------------------------------- -----------------------------------
Standby Income Fund
-------------------------------------------------------- -----------------------------------
       Fort Washington Investment Advisors, Inc.         0.15%
-------------------------------------------------------- -----------------------------------

                                       35


                  Administrator, Custodian and Transfer Agent

         Pursuant to Administration and Fund Accounting Agreements, Investors Bank supervises the overall administration of the Trust, including but not limited to, accounting, clerical and bookkeeping services; daily calculation of net asset values; preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations. Investors Bank also provides persons to serve as officers of the Trust. As custodian, Investors Bank holds cash, securities and other assets of the Trust.

         The Trust's Prospectuses contain a description of fees payable to Investors Bank for its services as administrator, fund accounting agent and custodian.

         Prior to December 1, 1996, Signature Financial Services, Inc. ("Signature") served as administrator and fund accounting agent to the Trust.

         The Class A Shares of the Funds and the Standby Income Fund incurred the following administration and fund accounting fees for the periods indicated:



                 Emerging    International     Income      Value Plus    Growth &     Balanced Fund   Bond Fund     Standby
                  Growth     Equity Fund    Opportunity      Fund -     Income Fund     - Class A     - Class A   Income Fund
                  Fund -      - Class A    Fund - Class A   Class A      - Class A
                  Class A
5/1/98* to
12/31/99            N/A          N/A            N/A         $16,667         N/A            N/A           N/A          N/A

For the Year
Ended 12/31/98
                  $24,725      $30,559        $26,001         N/A         $30,475        $20,146       $30,475      $82,695
For the Year
Ended 12/31/97

For the Year      $15,324      $16,990        $15,399         N/A         $16,552        $15,324       $16,836      $68,412
Ended
12/31/96**

                  $61,789      $64,008        $61,674         N/A         $61,966        $64,985       $61,716      $24,289
-----------


*     Commencement of operations.

** Amounts represent fees paid by the master portfolio in which all of the Class A assets were invested at the time. Includes administrative and fund accounting fees paid to Signature Financial Services, Inc. and Investors Bank & Trust Company.


         Each of the Administration, Fund Accounting and Custodian Agreements (collectively, the "Agreements") provide that neither Investors Bank nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission, except for willful misfeasance, bad faith or negligence (gross negligence in respect of the Custodian Agreement) in the performance of its or their duties or by reason of disregard (reckless disregard in respect of the Custodian Agreement) of its or their obligations and duties under the Agreements.

         Each Agreement may not be assigned without the consent of the non-assigning party, and may be terminated after its Initial Term, with respect to a Fund, without penalty by majority vote of the shareholders of the Fund or by either party on not more than 60 days' written notice.

         State Street Bank and Trust Company ("State Street") serves as transfer agent of the Trust pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, State Street maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. State Street may be reimbursed by the Trust for its out-of-pocket expenses.

                                  Distributor

         The Trustees of the Trust have adopted a Distribution and Services Plan (the "Distribution Plan") with respect to Class A and Class C shares of each Fund (except the Standby Income Fund) after having concluded that there was a reasonable likelihood that the Distribution Plan would benefit each Class of each such Fund and its shareholders. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. In addition, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. Of course, there is no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

         The Class A Distribution Plan provides that the Trust may pay the Distributor a fee not to exceed 0.25% per annum of each Fund's average daily net assets attributable to its class A shares in anticipation of, or as reimbursement for, expenses incurred in connection with the sale of shares of the Trust, such as payments to broker-dealers who advise shareholders regarding the purchase, sale or retention of shares of the Trust, payments to employees of the Distributor, advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, expenses of preparing and printing sales literature and other distribution-related expenses.

         The Class C Distribution Plan provides that the Trust may pay the Distributor a fee not to exceed 0.75% per annum of each Fund's average daily net assets attributable to its class C shares in anticipation of, or as reimbursement for, expenses incurred in connection with the sale of shares of the Trust, such as payments to broker-dealers who advise shareholders regarding the purchase, sale or retention of shares of the Trust, payments to employees of the Distributor, advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, expenses of preparing and printing sales literature and other distribution-related expenses.

         No Fund is obligated under a Distribution Plan to pay any distribution or shareholder service expense in excess of the fees described above. Expenses incurred by the Distributor in one fiscal year in excess of the fees received from a Fund in that fiscal year do not give rise to any obligation on the part of a Fund to the Distributor with respect to any future fiscal year. Thus, if a Distribution Plan were terminated or not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by a Fund to the Distributor. Under arrangements with Dealers and others, the Distributor may pay compensation upon the sale of Fund shares. To finance such payments, the Distributor may utilize funds obtained from the Advisor which, in turn, may borrow funds from affiliated or unaffiliated parties. Such borrowings may be repaid or secured by an assignment of fees payable pursuant to the Distribution Plan.

         Each Distribution Plan will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons of the Trust" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The Distributor will provide to the Trustees of the Trust a quarterly written report of amounts expended by it under each Distribution Plan and the purposes for which such expenditures were made. The Distribution Plans further provide that the selection and nomination of the Trust's disinterested Trustees shall be committed to the discretion of the disinterested Trustees of the Trust. A Distribution Plan may be terminated at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of the shareholders of the Class. The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trust's Trustees and the Trust's Qualified Trustees. No disinterested Trustee has any financial interest in the Distribution Plan or in any related agreement. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plans for a period of not less than six years from the date of the Distribution Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.

         The Trust paid the following fees pursuant to the Class A Distribution Plan for the periods indicated with respect to Class A Shares of each Fund:



    Distribution       Emerging    International        Income        Value Plus     Growth &     Balanced     Bond Fund
        Fee             Growth      Equity Fund      Opportunity        Fund -     Income Fund     Fund -      - Class A
                        Fund -           -          Fund - Class A     Class A      - Class A      Class A
                        Class A       Class A
5/1/98**
to 12/31/99               N/A           N/A              N/A           $40,779         N/A           N/A          N/A

For the Year Ended
12/31/98                $17,105       $15,073          $17,824           N/A         $30,065       $10,468      $9,589

For the Year Ended
12/31/97                $9,801        $10,363          $17,453           N/A         $11,516        $6,637      $4,764

For the Year Ended
12/31/96                $7,651         $7,551           $5,849           N/A          $6,288        $4,477      $3,038

**  Commencement of operations.



         The Trust has entered into a Distribution Agreement with the Distributor. Under the Distribution Agreement, the Distributor acts as the agent of the Trust in connection with the offering of shares of the Trust.

         The following table shows commissions and other compensation received by the Distributor, which is an affiliated person of the Funds, for the fiscal year ended December 31, 1998:

                              Net Underwriting       Compensation on
                              ----------------       ---------------
       Touchstone              Discounts and         Redemptions and           Brokerage         Other Compensation
       ----------              -------------         ---------------           ---------         ------------------
           Fund                 Commissions*           Repurchases**          Commissions
           ----                 ------------           -------------          -----------
           Bond                  $ 8,272.99              $1,106.41                 $0                    $0
         Balanced                $ 5,088.21              $  159.46                 $0                    $0
     Growth & Income             $ 8,915.69              $  545.14                 $0                    $0
    Income Opportunity           $13,304.06              $4,436.96                 $0                    $0
     Emerging Growth             $ 5,770.41              $  479.65                 $0                    $0
   International Equity          $ 5,165.31              $  474.10                 $0                    $0
        Value Plus               $    57.36              $  156.74                 $0                    $0

* Amounts retained by the distributor upon sale of shares currently designated Class A shares.

** Amounts retained by the distributor upon redemption (within one year of purchase) of shares currently designated Class C shares.

In addition, the Distributor, as a dealer, received $17,885.01 for the sale of shares of the Funds for the fiscal year ended December 31, 1998.

         The Distributor may pay additional cash amounts to dealers in connection with the sale of shares of the Funds.


                      Counsel and Independent Accountants

         Frost & Jacobs LLP, 2500 PNC Center, 201 East 5th Street, Cincinnati, Ohio 45201-5715, serves as counsel to the Trust and each Fund. PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts 02109, acts as independent accountants of the Funds, providing audit services, tax return review and assistance and consultation in connection with the review of filings with the SEC.

                    Brokerage Allocation and Other Practices

                             Brokerage Transactions

         The Fund Sub-Advisors are responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, the Advisor, the Fund Sub-Advisors or their subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Fund are frequently placed by the Fund Sub-Advisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

         The Fund Sub-Advisors seek to evaluate the overall reasonableness of the brokerage commissions paid through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. In placing orders for the purchase and sale of securities for a Fund, the Fund Sub-Advisors take into account such factors as price, commission (if any, negotiable in the case of national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker-dealer. The Fund Sub-Advisors review on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         The Fund Sub-Advisors are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A Fund Sub-Advisor may use this research information in managing a Fund's assets, as well as the assets of other clients.

         Consistent with the policy stated above, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine, the Fund Sub-Advisors may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions. The Fund Sub-Advisor will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

         Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers can be useful to a Fund and to the corresponding Fund Sub-Advisor, it is the opinion of the management of the Funds that such information is only supplementary to the Fund Sub-Advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Fund Sub-Advisor's staff. Such information may be useful to the Fund Sub-Advisor in providing services to clients other than the Funds, and not all such information is used by the Fund Sub-Advisor in connection with the Funds. Conversely, such information provided to the Fund Sub-Advisor by brokers and dealers through whom other clients of the Fund Sub-Advisor effect securities transactions may be useful to the Fund Sub-Advisor in providing services to the Funds.

         In certain instances there may be securities which are suitable for a Fund as well as for one or more of the respective Fund Sub-Advisor's other clients. Investment decisions for a Fund and for the Fund Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

                                  Commissions

         The Portfolios of Select Advisors Portfolios in which each Fund (other than Standby Income Fund) invested and Standby Income Fund paid the following brokerage commissions for the periods indicated:



                    Emerging    International      Income      Value        Growth &      Balanced    Bond Fund   Standby
Aggregate            Growth      Equity Fund    Opportunity      Plus     Income Fund      Fund -     - Class A   Income
Commission           Fund -           -        Fund - Class A    Fund      - Class A      Class A                   Fund
                     Class A       Class A
5/1/98*
to 12/31/99            N/A           N/A            N/A         $44,920       N/A           N/A          N/A

For the Year
Ended 12/31/98       $21,590       $64,980           $0           N/A       $45,667        $9,730        $60         $0

For the Year
Ended 12/31/97       $13,110       $57,618           $0           N/A       $94,360       $12,476         $0         $0

For the Year
Ended 12/31/96       $11,550       $27,326           $0           N/A       $45,100        $4,379         $0         $0
*  Commencement of operations.


                       Capital Stock and Other Securities

                                 Capital Stock

         The Trust's Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share). The Trust currently consists of eight series (each a "Fund" and collectively, the "Funds") of shares. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The Trust may create and issue additional series of shares. The Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in a series. Each share represents an equal proportionate interest in a series with each other share. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held.

         Each Fund, other than the Standby Income Fund, is divided into three classes of shares: Class A Shares, Class C Shares and Class Y Shares. The following discussion applies to all classes of shares.

         The Trust is not required to hold annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders for the purpose of removing one or more Trustees. Upon liquidation of a Fund, shareholders of that Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         The Trust was organized on February 7, 1994 as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

         Each investor in a Fund may add to or reduce its investment in the Fund on each day the Fund determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Fund will be determined by multiplying the net asset value of the Fund by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Fund. Any additions or withdrawals which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Fund effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of the close of business on the following business day.

         When matters are submitted for shareholder vote or when shareholders are asked to provide voting instructions, shareholders of each Fund will have one vote for each full share held and a proportionate, fractional vote for fractional shares held. The separate vote of a Fund is required on any matter affecting the Fund unless the interests of each Fund in the matter are identical or the matter does not affect any interest of the Fund. Shareholders of a Fund are not entitled to vote or to provide voting instructions on matters that do not affect the Fund and do not require a separate vote of the Fund. Shareholders of all Funds will vote together to elect trustees and for certain other matters. Under certain circumstances the shareholders of one or more Funds could control the outcome of these votes.

         There normally will be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trust's Trustees holding office have been elected by shareholders, at which time the Trust's Trustees then in office will call a shareholders meeting for the election of Trustees. Any Trustee of the Trust may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

         The Trust sends to each shareholder a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Funds.

         Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

                   Purchase, Redemption and Pricing of Shares

                                 Offering Price


         Shares of the Funds are offered at NAV (as defined in the Prospectuses), plus any applicable sales charges.


                            Valuation of Securities

         The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

         The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

         The problems inherent in making a good faith determination of the value of restricted securities are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

                  type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         To the extent that the Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Fund Sub-Advisor will value such securities based upon all relevant factors as outlined in FRR 1.

                               Redemption in Kind

         Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Fund, as the case may be, and valued as they are for purposes of computing the Fund's net asset value, as the case may be (a redemption in kind). If payment is made in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund, has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                             Class A Sales Charges

         Shares are sold at the public offering price next determined after a purchase order is received as discussed above. Each Fund, except the Standby Income Fund, imposes a sales charge in accordance with the following schedules:

Value Plus Fund, Emerging Growth Fund, International Equity Fund,
Growth & Income Fund and Balanced Fund


                         Amount of Investment                  Sales Charge as %   Sales Charge as       Dealer     Distributor
                                                                of Offering Price   % of Net Asset     Concession     Retention
                                                                                         Value
         Under $50,000........................................               5.75%             6.10%           5.00%         0.75%
         $50,000 but less than $100,000.......................               4.50%             4.71%           3.75%         0.75%
         $100,000 but less than $250,000......................               3.50%             3.63%           2.75%         0.75%
         $250,000 but less than $500,000......................               2.50%             2.56%           2.00%         0.50%
         $500,000 but less than $1 million....................               2.00%             2.04%           1.60%         0.40%
         $1 million or more*..................................               0.00%             0.00%           0.00%         0.00%

Income Opportunity Fund and Bond Fund

                         Amount of Investment                  Sales Charge as %   Sales Charge as       Dealer     Distributor
                                                                of Offering Price   % of Net Asset     Concession     Retention
                                                                                         Value
         Under $25,000........................................               4.75%             4.99%           4.00%         0.75%
         $25,000 but less than $50,000........................               4.50%             4.71%           3.75%         0.75%
         $50,000 but less than $100,000.......................               4.00%             4.17%           3.25%         0.75%
         $100,000 but less than $250,000......................               3.50%             3.63%           2.75%         0.75%
         $250,000 but less than $500,000......................               2.50%             2.56%           2.00%         0.50%
         $500,000 but less than $1 million....................               2.00%             2.04%           1.60%         0.40%
         $1 million or more*..................................               0.00%             0.00%          0.00 %         0.00%
 ----------

* There is no initial sales charge on purchases of $1 million or more, including purchases involving a Letter of Intent, Right of Accumulation, Aggregation or Concurrent Purchases (as described below). However, a contingent deferred sales charge ("CDSC") of 1% is imposed on such purchases if liquidated within the first year after purchase, except for exchanges or certain qualified retirement plans. See "Reduced Sales Charges" for information as to ways in which initial sales charges may be reduced.

         On sales at net asset value, Dealers may be paid referral fees by the Distributor directly; such fees will not be borne by the investor.

         From time to time, the Distributor may reallow to Dealers the full amount of the sales charge.

               Class C Contingent Deferred Sales Charge ("CDSC")

         Class C Shares of any Fund may be purchased without an initial sales charge. However, (with the exception of Standby Income Fund) you will bear your proportionate share of payments made pursuant to the Trust's distribution and service plan described hereunder under the caption "Distribution and Service Plan." Such payments will affect the net asset value of shares in each Fund. In addition, with the exception of Standby Income Fund, a CDSC of 1.0% applies to redemptions of shares made within one year after the date of their purchase. No such charge is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of the purchase payments. In determining whether a CDSC is payable, it is assumed that the redemption is made from the earliest purchase payments(s) that remain invested in the Funds. To determine if amounts are available for redemption free of any CDSC, all of your purchase payments (reduced by any amounts previously withdrawn) are aggregated, and the current value of all shares to be redeemed is aggregated. All CDSC's are paid to the Distributor.

         The CDSC is waived for redemptions of shares by: (1) current or retired directors, trustees, partners, officers and employees of a Trust, the Portfolio Trust, the Distributor, the Advisor or any Portfolio Advisor, certain family members of the above persons, and trusts or plans primarily for such persons;
(2) trustees or other fiduciaries purchasing shares for certain retirement plans and (3) participants in certain pension, profit-sharing or employee benefit plans that are sponsored by the Distributor and its affiliates.

         The CDSC is also waived for exchanges of shares (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase); for redemptions in connection with mergers, acquisitions and exchange offers; for distributions from qualified retirement plans and other employee benefit plans; for distributions from custodial accounts under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; and for any partial or complete redemptions following the death or disability of a shareholder, provided the redemption is made within one year of death or initial determination of disability.

                Reduced Initial Sales Charges For Class A Shares

                                  Aggregation

         Sales charge discounts are available for certain aggregated investments. Investments which may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts, which may include purchases through employee benefit plans such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by trustees or other fiduciaries may also be aggregated if the investments are: (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above; (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, other than employee benefit plans described above; or
(3) for a common trust fund or other pooled account not specifically formed for the purpose of accumulating Fund shares. Purchases made for nominee or street name accounts (securities held in the name of a Dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

                              Concurrent Purchases

         To qualify for a reduced sales charge, you may combine concurrent purchases of shares of two or more Funds (other than the Standby Income Fund). For example, if you concurrently invest $25,000 in one Fund and $25,000 in another Fund, the sales charge would be reduced to reflect a $50,000 purchase.

                             Right of Accumulation

         Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of a Fund at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings. For any such right of accumulation to be made available, the Transfer Agent must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

                                Letter of Intent

         Reduced sales charges are applicable to purchases aggregating a minimum of $25,000 for the Income Opportunity Fund, the Bond Fund, and the Standby Income Fund and $50,000 for each other Touchstone Fund, of the shares of the Fund made within a 24 month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is not a binding obligation to purchase any amount of shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of shares of the Fund presently held on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent, the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Shares equal to 5% of the intended amount will be held in escrow during the 24 month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be 5% of the dollar amount of such Letter. If, during the term of such Letter, a purchase brings the total amount invested to an amount equal to or in excess of the amount indicated in the Letter, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the shares then being purchased under such Letter, but there will not be a retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter.

         You must advise your financial advisor if you qualify for a reduction in sales charge using one or any combination of the methods described above.

                             Waiver of Sales Charge

         Sales charges do not apply to shares of the Funds purchased: (1) by registered representatives or other employees (and their immediate family members) of broker/dealers, banks or other financial institutions having agreements with the Distributor; (2) by any director, officer or other employee (and their immediate family members) of (A) The Western and Southern Life Insurance Company or any of its affiliates, (B) any Portfolio Advisor; (C) RogersCasey; (D) Investors Bank & Trust Company; (E) the Transfer Agent; and (F) those firms that provide legal, accounting, public relations or other services to the Distributor or Advisor; (3) by clients of any Portfolio Advisor or of RogersCasey who are referred to the Distributor by a Portfolio Advisor or RogersCasey; (4) in accounts as to which a broker-dealer charges an asset management fee, provided the broker-dealer has an agreement with the Distributor; (5) as part of an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Fund; (6) as part of certain promotional programs established by the Fund and/or Distributor; (7) by one or more members of a group of persons engaged in a common business, profession, civic or charitable endeavor or other activity and retirees and immediate family members of such persons pursuant to a marketing program between the Distributor and such group; (8) by bank trust departments; and (9) through Processing Organizations described in the Prospectuses.

         There is no initial sales charge on your purchase of shares in a Roth IRA or Roth Conversion IRA if (1) you purchase the shares with the proceeds of a redemption made within the previous 180 days from another mutual fund complex and (2) you paid an initial sales charge or a contingent deferred sales charge on your investment in the other mutual fund complex.

         Immediate family members are defined as the spouse, parents, siblings, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

         Exemptions must be qualified in advance by the Distributor. Your financial advisor should call the Distributor for more information.

                              Taxation of the Funds

         The Trust intends to qualify annually and to elect each Fund to be treated as a regulated investment company under the Code.

         To qualify as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

         As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

         Each Fund shareholder will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded from federal income taxation and the dollar amount subject to such income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund. To the extent that the Fund earns taxable net investment income, the Fund intends to designate as taxable dividends the same percentage of each dividend as its taxable net investment income bears to its total net investment income earned. Therefore, the percentage of each dividend designated as taxable, if any, may vary.

                                 Foreign Taxes

         Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each applicable Fund's assets to be invested in various countries will vary.

         If the Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, such as the corresponding Fund, which have invested in the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the corresponding Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country.

         The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Fund on the sale of foreign securities will be treated as U.S.-source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

                                 Distributions

         Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

                                 Sale of Shares

         Any gain or loss realized by a shareholder upon the sale or other disposition of any Class of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

                           Foreign Withholding Taxes

         Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

                               Backup Withholding

         A Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

                              Foreign Shareholders

         The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

                                 Other Taxation

         The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

         Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

                             Performance Information

         From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

Yield:

         Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

         Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements. For the 30-day period ended December 31, 1998, the Funds' yields were as follows:

    Balanced                                                                 Bond
 Fund - Class A    Balanced    Income Opportunity        Income         Fund - Class A      Bond Fund -        Standby
                    Fund -       Fund - Class A       Opportunity                             Class C          Income
                    Class C                          Fund - Class C                                             Fund


     2.31%           1.66%           17.45%              17.21%             5.41%              4.30%            5.04%

         For the 7-day period ended December 31, 1998, the Standby Income Fund's yield was 5.07%.

                         Total return - Class A Shares

         A Fund's standardized average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate non-standardized total return figures which represent aggregate (not annualized) performance over any period or year-by-year performance, such as the following.

   Average Annual    Emerging  International    Income      Value Plus     Growth &      Balanced      Bond    Standby
    Total Return     Growth     Equity Fund   Opportunity     Fund -    Income Fund -     Fund -      Fund -   Income
  (Including Sales     Fund          -          Fund -       Class A       Class A       Class A     Class A     Fund**
      Charge)         - Class     Class A       Class A
                         A

For the Period
5/1/98* to 12/31/98     N/A         N/A           N/A         -1.71%         N/A           N/A         N/A        N/A

For the Year Ended
12/31/98              -3.29%      13.01%        -17.84%        N/A           .71%         -2.02       3.40%      5.49%

For the Period
10/3/94* to 12/31/98
                      14.53%       8.25%         6.41%         N/A          16.68%        13.13%      7.11%      5.28%

   Average Annual
    Total Return
   (Without Sales
      Charge)

For the Period
5/1/98* to 12/31/98     N/A         N/A           N/A         4.29%          N/A           N/A         N/A        N/A

For the Year Ended
12/31/98               2.57%      19.94%        -13.77%        N/A          6.87%         3.98%       8.56%       5.49

For the Period
10/3/94 * to          16.14%       9.77%         7.64%         N/A          18.32%        14.72%      8.34%      5.28%
12/31/98

     Aggregate
    Total Return
  (Including Sales
      Charge)

For the Period
5/1/98* to 12/31/98     N/A         N/A           N/A         -1.71%         N/A           N/A         N/A        N/A

For the Year Ended    -3.29%      13.01%        -17.84%        N/A           .71%         -2.02%      3.40%      5.49%
12/31/98

For the Period
10/3/94 * to          77.90%      40.02%        30.21%         N/A          92.53%        68.85%      33.84%     24.40%
12/31/98

     Aggregate
    Total Return
   (Without Sales
      Charge)

For the Period
5/1/98* to 12/31/98     N/A         N/A           N/A         4.29%          N/A           N/A         N/A        N/A


For the Year Ended     2.57%      19.94%        -13.77%        N/A          6.87%         3.98%       8.56%      5.49%
12/31/98


For the Period
10/3/94 * to          88.89%      48.56%        36.72%         N/A         104.28%        79.15%      40.54%     24.40%
12/31/98
------------
* Commencement of operations
           **Standby Income Fund may be purchased and redeemed at net asset value.


                         Total return - Class C Shares

         A Fund's standardized average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate non-standardized total return figures which represent aggregate (not annualized) performance over any period or year-by-year performance, such as the following

      Average        Emerging     International       Income       Value Plus      Growth &       Balanced       Bond
Annual Total Return  Growth       Equity Fund -    Opportunity       Fund -     Income Fund -      Fund -       Fund -
                     Fund -          Class C      Fund - Class C    Class C        Class C        Class C       Class C
                      Class C
For Period 5/1/98*
to 12/31/98             N/A            N/A             N/A           2.60%           N/A            N/A           N/A

For the Year Ended
12/31/98               1.95%         18.99%          -14.52%          N/A           5.97%          3.31%         6.90%

For the Period
10/3/94* to
12/31/98               15.07%         8.95%           6.80%           N/A           17.50%         13.88%        7.34%

     Aggregate
   Total Return

For Period 5/1/98*
to 12/31/98             N/A            N/A             N/A           2.60%           N/A            N/A           N/A

For the Year Ended
12/31/98               1.95%         18.99%          -14.52%          N/A           5.97%          3.31%         6.90%

For the Period
10/3/94* to
12/31/98               81.48%        43.89%           32.21%          N/A           98.33%         73.67%       35.10%
------------------------
* Commencement of operations


         Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Fund, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the corresponding Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

         In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services, to the performance of various indices and investments for which reliable performance data is available. The performance figures of unmanaged indices may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. The performance of the Funds may also be compared to averages, performance ratings, or other information prepared by recognized mutual fund statistical services. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include Asian Wall Street Journal, Barron's, Business Week, Changing Times, The Kiplinger Magazine, Consumer Digest, Financial Times, Financial World, Forbes, Fortune, Global Investor, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, The New York Times, Personal Investing News, Personal Investor, Success, U.S. News and World Report, The Wall Street Journal and CDA/Weisenberger Investment Companies Services.

                              Financial Statements

         The following financial statements for the Trust and the Standby Income Fund at and for the fiscal periods indicated are incorporated herein by reference from their current reports to shareholders filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of each such report will be provided, without charge, to each person receiving this Statement of Additional Information.

TOUCHSTONE SERIES TRUST - Class A* (other than the Standby Income Fund)

         Schedule of Investments, December 31, 1998 Statement of Assets and Liabilities, December 31, 1998 Statement of Operations, for the year ended December 31, 1998

         Statement of Changes in Net Assets for the years ended December 31, 1998 and December 31, 1997

         Financial Highlights

         Notes to Financial Statements

         Report of Independent Accountants

STANDBY INCOME FUND

         Schedule of Investments, December 31, 1998 Statement of Assets and Liabilities, December 31, 1998 Statement of Operations, for the year ended December 31, 1998

         Statement of Changes in Net Assets for the years ended December 31, 1998 and December 31, 1997

         Financial Highlights

         Notes to Financial Statements

         Report of Independent Accountants

* The outstanding shares of each series of Touchstone Series Trust (formerly Select Advisors Trust A), other than the Standby Income Fund, were redesignated as Class A shares, effective after the close of business on December 31, 1998.

                                    Appendix
                        Bond and Commercial Paper Ratings

         Set forth below are descriptions of the ratings of Moody's and S&P, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

                              Moody's Bond Ratings

     Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Unrated. Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

          1.   An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effect of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, Ba-1 and B-1.

                               S&P's Bond Ratings

     AAA. Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from higher rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

         BB, B, CCC, CC and C. Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

     C1. The rating C1 is reserved for income bonds on which no interest is being paid.

     D. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         Plus (+) or Minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                         S&P's Commercial Paper Ratings

         A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

                        Moody's Commercial Paper Ratings

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Distributor

Touchstone Securities, Inc.              Touchstone Series Trust
311 Pike Street
Cincinnati, Ohio  45202                  Touchstone Emerging Growth Fund
                                         Touchstone International Equity Fund
                                         Touchstone Income Opportunity Fund
                                         Touchstone Value Plus Fund
                                         Touchstone Growth & Income Fund
Investment Advisor of each Fund          Touchstone Balanced Fund
                                         Touchstone Bond Fund A
Touchstone Advisors, Inc.                Touchstone Bond Fund
311 Pike Street                          Touchstone Standby Income Fund
Cincinnati, Ohio  45202
                                         Class A, Class C and Class Y Shares

Transfer Agent
State Street Bank and Trust Company
P.O. Box 8518
Boston, Massachusetts 02266-8518


Administrator, Custodian and
Fund Accounting Agent
Investors Bank & Trust Company           Statement of Additional Information
200 Clarendon Street                     May 1, 1999
Boston, Massachusetts  02116


Independent Accountants
PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109


Legal Counsel
Frost & Jacobs LLP
2500 PNC Center
201 East Fifth Street
Cincinnati, Ohio  45202

CAPITAL APPRECIATION                              Countrywide Investments
     INCOME





SEMI-ANNUAL
   REPORT

September 30, 1999
(Unaudited)

                                                          Utility Fund

                                                           Equity Fund

                                                     Growth/Value Fund

                                                 Aggressive Growth Fund


LOGO: COUNTRYWIDE INVESTMENTS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Letter from the President......................................................3

Statements of Assets and Liabilities.........................................4-5

Statements of Operations.....................................................6-7

Statements of Changes in Net Assets..........................................8-9

Financial Highlights.......................................................10-16

Notes to Financial Statements..............................................17-22

Portfolios of Investments:

     Utility Fund..........................................................23-24

     Equity Fund...........................................................25-26

     Growth/Value Fund.....................................................27-28

     Aggressive Growth Fund...................................................29

Results of Special Meeting of Shareholders....................................30


2 - Countrywide Investments

LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

photo: Robert H. Leshner


Dear Fellow Shareholders:

We are pleased to present Countrywide Strategic Trust's Semi-Annual Report for the six months ended September 30, 1999. This report provides financial data and performance information for the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund. These Funds represent the four equity products currently offered among the 16 mutual funds which comprise the Countrywide Family of Funds.

We are pleased to announce that on October 29, 1999, Fort Washington Investment Advisors, Inc., a registered investment advisory firm and part of the Western-Southern Enterprise, completed the acquisition of Countrywide Financial Services, Inc. The Western-Southern Enterprise, a dynamic financial services group, includes The Western and Southern Life Insurance Company, Western-Southern Life Assurance Company, Columbus Life Insurance Company, Touchstone Advisors, Capital Analysts and Eagle Realty Group. With this acquisition, Western-Southern Enterprise assets owned or under management have passed the $20 billion mark. In cooperation with Fort Washington Investment Advisors, we look forward to offering shareholders enhanced flexibility, responsiveness and product diversity.

The U.S. economy remains remarkably strong. We attribute this to increased activity in the manufacturing sector, low unemployment, healthy sales in the housing market, strong GDP growth, negligible inflation and unwavering consumer confidence. Markets suffered losses during the quarter ended September 30, 1999, but this was indicative of a market correction rather than a persistent trend. In spite of this volatility, the Countrywide Growth/Value Fund received national recognition for its overall performance as of September 30, 1999.

Recent interest rate increases put downward price pressure on bonds. Consequently, the bond market endured its worst year since 1994 and the second worst year on record. Nevertheless, attractive opportunities exist, especially in the corporate, mortgage-backed and government agency sectors of the market.

Historically, higher interest rates have been negative for both stocks and bonds. Although this was the case during the calendar third quarter, we are positive for the U.S. stock market going forward. Recovery in Asian economies will continue to create additional demand for U.S. products, and the expected build-up in inventories will be a positive for manufacturing. In addition, the U.S. is better prepared than other countries to deal with Y2K issues. As a result, we feel that there will be a strong demand for dollar denominated investments as investors, concerned about an international lack of Y2K preparedness, search for a safe haven.

Countrywide Investments remains committed to providing products and services that help investors meet their financial goals. Our success has been built on the confidence investors have extended to us. We thank you for your support and look forward to offering continued service to you in the future.

Sincerely,

/s/ Robert H. Leshner

Robert H. Leshner
President
                                                     Countrywide Investments - 3

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1999 (Unaudited)
------------------------------------------------------------------------------------
                                                          UTILITY         EQUITY
(000's)                                                    FUND            FUND
------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost                                 $    27,337      $    40,058
                                                       =============================
   At amortized cost                                   $    27,318      $    40,058
                                                       =============================
   At market value (Note 2)                            $    44,887      $    57,358
Repurchase agreements (Note 2)                                  --            6,410
Cash                                                             1                4
Dividends and interest receivable                              123               29
Receivable for capital shares sold                              13               14
Other assets                                                    13               27
                                                       -----------------------------
TOTAL ASSETS                                                45,037           63,842
                                                       -----------------------------

LIABILITIES
Dividends payable                                               26               --
Payable for capital shares redeemed                             97                6
Payable to affiliates (Note 4)                                  35               57
Other accrued expenses and liabilities                          12               18
                                                       -----------------------------
TOTAL LIABILITIES                                              170               81
                                                       -----------------------------

NET ASSETS                                             $    44,867      $    63,761
                                                       =============================

NET ASSETS CONSIST OF:
Paid-in capital                                        $    25,153      $    45,949
Accumulated net investment loss                                 --              (64)
Accumulated net realized gains
   from security transactions                                2,145              576
Net unrealized appreciation on investments                  17,569           17,300
                                                       -----------------------------

NET ASSETS                                             $    44,867      $    63,761
                                                       =============================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares              $    41,519      $    60,517
                                                       =============================
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)
  (Note 5)                                                   2,437            2,803
                                                       =============================
Net asset value and redemption
   price per share (Note 2)                            $     17.03      $     21.59
                                                       =============================
Maximum offering price per share (Note 2)              $     18.07      $     22.91
                                                       =============================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares              $     3,348      $     3,244
                                                       =============================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) (Note 5)                                      197              153
                                                       =============================
Net asset value and redemption
   price per share (Note 2)                            $     17.02      $     21.21
                                                       =============================
Maximum offering price per share (Note 2)              $     17.24      $     21.48
                                                       =============================

See accompanying notes to financial statements.


4 - Countrywide Investments

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1999 (Unaudited)
-------------------------------------------------------------------------------------
                                                          GROWTH/       AGGRESSIVE
                                                           VALUE          GROWTH
(000's)                                                    FUND            FUND
-------------------------------------------------------------------------------------

ASSETS
Investment securities:
   At acquisition cost                                 $    14,742      $     6,108
                                                       =============================
   At amortized cost                                   $    14,742      $     6,108
                                                       =============================
   At market value (Note 2)                            $    25,241      $    10,793
Dividends receivable                                             4               --
Receivable for capital shares sold                             129                9
Organization costs, net (Note 2)                                 6                6
Other assets                                                     8                8
                                                       -----------------------------
TOTAL ASSETS                                                25,388           10,816
                                                       -----------------------------

LIABILITIES
Bank overdraft                                                 212              108
Payable for capital shares redeemed                             12               --
Payable to affiliates (Note 4)                                  17                6
Other accrued expenses and liabilities                          12               10
                                                       -----------------------------
TOTAL LIABILITIES                                              253              124
                                                       -----------------------------

NET ASSETS                                             $    25,135      $    10,692
                                                       =============================

NET ASSETS CONSIST OF:
Paid-in capital                                        $    13,504      $     6,029
Accumulated net investment loss                               (129)             (91)
Accumulated net realized gains from
   security transactions                                     1,261               69
Net unrealized appreciation on investments                  10,499            4,685
                                                       -----------------------------

NET ASSETS                                             $    25,135      $    10,692
                                                       =============================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares              $    24,692      $    10,692
                                                       =============================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) (Note 5)                                    1,291              593
                                                       =============================
Net asset value and redemption
   price per share (Note 2)                            $     19.12      $     18.02
                                                       =============================
Maximum offering price per share (Note 2)              $     20.29      $     19.12
                                                       =============================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares              $       443
                                                       ============
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) (Note 5)                                       23
                                                       ============
Net asset value and redemption
   price per share (Note 2)                            $     19.11
                                                       ============
Maximum offering price per share (Note 2)              $     19.35
                                                       ============

See accompanying notes to financial statements.


                                                     Countrywide Investments - 5

STATEMENTS OF OPERATIONS
For the Six Months Ended September 30, 1999 (Unaudited)
------------------------------------------------------------------------------------
                                                          UTILITY         EQUITY
(000's)                                                    FUND            FUND
------------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends                                              $       709      $       264
Interest                                                        81               89
                                                       -----------------------------
TOTAL INVESTMENT INCOME                                        790              353
                                                       -----------------------------

EXPENSES
Investment advisory fees (Note 4)                              172              231
Distribution expenses, Class A (Note 4)                         47               73
Distribution expenses, Class C (Note 4)                         15               16
Transfer agent fees, Class A (Note 4)                           18               16
Transfer agent fees, Class C (Note 4)                            6                6
Accounting services fees (Note 4)                               18               21
Professional fees                                               11               14
Registration fees, Common                                        2                2
Registration fees, Class A                                       5                5
Registration fees, Class C                                       5                5
Custodian fees                                                   7                8
Postage and supplies                                             7                7
Trustees' fees and expenses                                      6                6
Reports to shareholders                                          4                4
Other expenses                                                   3                3
                                                       -----------------------------
TOTAL EXPENSES                                                 326              417
                                                       -----------------------------

NET INVESTMENT INCOME (LOSS)                                   464

      ( 64)
                                                       -----------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions                  614              504
Net change in unrealized appreciation/
   depreciation on investments                               3,799           (1,996)
                                                       -----------------------------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS                                   4,413           (1,492)
                                                       -----------------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS  $     4,877      $    (1,556)
                                                       =============================

See accompanying notes to financial statements.

6 - Countrywide Investments


STATEMENTS OF OPERATIONS
For the Six Months Ended September 30, 1999 (Unaudited)
------------------------------------------------------------------------------------
                                                          GROWTH/       AGGRESSIVE
                                                           VALUE          GROWTH
(000's)                                                    FUND            FUND
------------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends                                              $        43      $         3
Interest                                                        20                1
                                                       -----------------------------
TOTAL INVESTMENT INCOME                                         63                4
                                                       -----------------------------

EXPENSES
Investment advisory fees (Note 4)                              115               48
Custodian fees                                                  10               18
Accounting services fees (Note 4)                               14               12
Interest expense (Note 6)                                       --               20
Professional fees                                               10                8
Registration fees, Common                                        9                8
Transfer agent fees, Class A (Note 4)                            9                6
Transfer agent fees, Class C (Note 4)                            2               --
Trustees' fees and expenses                                      6                6
Postage and supplies                                             5                4
Distribution expenses, Class A (Note 4)                          4                2
Amortization of organization costs (Note 2)                      3                3
Reports to shareholders                                          2                2
Other expenses                                                   3                2
                                                       -----------------------------
TOTAL EXPENSES                                                 192              139
Fees waived and expenses reimbursed
   by the Adviser (Notes 4, 6)                                  --              (44)
                                                       -----------------------------
NET EXPENSES                                                   192               95
                                                       -----------------------------

NET INVESTMENT LOSS                                           (129)             (91)
                                                       -----------------------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions                1,261               69
Net change in unrealized appreciation/
   depreciation on investments                                 949            1,366
                                                       -----------------------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS             2,210            1,435
                                                       -----------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS             $     2,081      $     1,344
                                                       =============================

See accompanying notes to financial statements.

                                                     Countrywide Investments - 7


STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------
                                      UTILITY FUND                 EQUITY FUND
-------------------------------------------------------------------------------------
                                 SIX MONTHS                 SIX MONTHS
                                    ENDED       YEAR           ENDED         YEAR
                                  SEPT. 30,     ENDED        SEPT. 30,       ENDED
                                    1999       MARCH 31,       1999        MARCH 31,
(000's)                          (UNAUDITED)     1999       (UNAUDITED)      1999
-------------------------------------------------------------------------------------

FROM OPERATIONS
Net investment income (loss)     $     464     $    961      $    (64)    $      57
Net realized gains from
   security transactions               614        2,009           504            73
Net change in unrealized appreciation/
   depreciation on investments       3,799       (5,230)       (1,996)        6,891
                                 ---------------------------------------------------
NET INCREASE (DECREASE)
   IN NET ASSETS FROM OPERATIONS     4,877       (2,260)       (1,556)        7,021
                                 ---------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
>From net investment income, Class A   (449)        (923)           --           (57)
>From net investment income, Class C    (15)         (38)           --            --
Return of capital, Class A              --           --            --            (8)
>From net realized gains on security
   transactions, Class A                --         (441)           --            --
>From net realized gains on security
   transactions, Class C                --          (37)           --            --
                                 ---------------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS      (464)      (1,439)           --           (65)
                                 ---------------------------------------------------

FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 5)
CLASS A
Proceeds from shares sold            2,483        4,525         9,089        16,147
Reinvested distributions               398        1,225            --            63
Payments for shares redeemed        (3,808)      (6,425)       (2,679)       (5,648)
                                 ---------------------------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM CLASS A SHARE
   TRANSACTIONS                       (927)        (675)        6,410        10,562
                                 ---------------------------------------------------
CLASS C
Proceeds from shares sold              250          424           305           567
Reinvested distributions                14           70            --            --
Payments for shares redeemed          (489)        (573)         (104)       (1,577)
                                 ---------------------------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM CLASS C SHARE
   TRANSACTIONS                       (225)         (79)          201        (1,010)
                                 ---------------------------------------------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS                     3,261       (4,453)        5,055        16,508
                                 ---------------------------------------------------

NET ASSETS
Beginning of period                 41,606       46,059        58,706        42,198
                                 ---------------------------------------------------

End of period                    $  44,867     $ 41,606      $ 63,761     $  58,706
                                 ===================================================

See accompanying notes to financial statements.


8 - Countrywide Investments


STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------
                               GROWTH/VALUE FUND           AGGRESSIVE GROWTH FUND
------------------------------------------------------------------------------------
                                 SIX MONTHS                 SIX MONTHS
                                    ENDED        YEAR          ENDED         YEAR
                                  SEPT. 30,      ENDED       SEPT. 30,       ENDED
                                    1999       MARCH 31,       1999        MARCH 31,
(000's)                          (UNAUDITED)     1999       (UNAUDITED)      1999

------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss              $    (129)    $   (236)     $    (91)    $    (190)
Net realized gains from
   security transactions             1,261        3,988            69         1,735
Net change in unrealized appreciation/
   depreciation on investments         949        1,438         1,366         ( 937)
                                 ---------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                   2,081        5,190         1,344           608
                                 ---------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
>From net realized gains on security
   transactions, Class A                --       (4,391)           --        (1,620)
                                 ---------------------------------------------------

FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 5)
CLASS A
Proceeds from shares sold            5,456        4,556         1,826         3,397
Reinvested distributions                --        2,552            --           978
Payments for shares redeemed        (7,517)     (11,892)       (3,880)       (7,456)
                                 ---------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CLASS A SHARE TRANSACTIONS       (2,061)      (4,784)       (2,054)       (3,081)
                                 ---------------------------------------------------
CLASS C


Proceeds from shares sold              460           --
Reinvested distributions                --           --
Payments for shares redeemed            (9)          --
                                 -----------------------
NET INCREASE IN NET ASSETS FROM
   CLASS C SHARE TRANSACTIONS          451           --
                                 -----------------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS                       471       (3,985)         (710)       (4,093)
                                 ---------------------------------------------------

NET ASSETS
Beginning of period                 24,664       28,649        11,402        15,495
                                 ---------------------------------------------------

End of period                    $  25,135     $ 24,664      $ 10,692     $  11,402
                                 ===================================================

See accompanying notes to financial statements.


                                                     Countrywide Investments - 9


UTILITY FUND
FINANCIAL HIGHLIGHTS - CLASS A
--------------------------------------------------------------------------------
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED
                                         SEPT. 30,                                 YEARS ENDED MARCH 31,
                                           1999            -------------------------------------------------------------------------
                                        (UNAUDITED)           1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period   $   15.42         $   16.76      $   12.44      $   12.24      $   10.47      $   10.52
                                         -------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                      0.18              0.38           0.43           0.46           0.47           0.43
   Net realized and unrealized gains
     (losses) on investments                  1.61             (1.16)          4.56           0.22           1.77          (0.05)
                                         -------------------------------------------------------------------------------------------
Total from investment operations              1.79             (0.78)          4.99           0.68           2.24           0.38
                                         -------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment
      income                                 (0.18)            (0.38)         (0.43)         (0.46)         (0.47)         (0.43)
   Distributions from net realized gains        --             (0.18)         (0.24)         (0.02)            --             --
                                         -------------------------------------------------------------------------------------------
Total distributions                          (0.18)            (0.56)         (0.67)         (0.48)         (0.47)         (0.43)
                                         -------------------------------------------------------------------------------------------

Net asset value at end of period         $   17.03         $   15.42      $   16.76      $   12.44      $   12.24      $   10.47
                                         ===========================================================================================

Total return(A)                              11.61%            (4.79%)        40.92%          5.61%         21.65%          3.68%
                                         ===========================================================================================

Net assets at end of period (000's)      $  41,519         $  38,391      $  42,463      $  36,087      $  40,424      $  40,012
                                         ===========================================================================================

Ratio of net expenses
   to average net assets                      1.33%(B)          1.33%          1.25%          1.25%          1.25%          1.25%

Ratio of net investment income
   to average net assets                      2.11%(B)          2.30%          3.03%          3.65%          3.97%          4.06%

Portfolio turnover rate                          5%(B)             4%             0%             3%            11%            17%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B)  Annualized.

See accompanying notes to financial statements.


10 - Countrywide Investments


UTILITY FUND
FINANCIAL HIGHLIGHTS - CLASS C
--------------------------------------------------------------------------------
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED
                                         SEPT. 30,                                 YEARS ENDED MARCH 31,
                                           1999            -------------------------------------------------------------------------
                                        (UNAUDITED)           1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period   $   15.40         $   16.74      $   12.43      $   12.23      $   10.46      $   10.51
                                         -------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                      0.08              0.18           0.31           0.35           0.37           0.35
   Net realized and unrealized gains
     (losses) on investments                  1.62             (1.16)          4.57           0.24           1.78          (0.04)
                                         -------------------------------------------------------------------------------------------
Total from investment operations              1.70             (0.98)          4.88           0.59           2.15           0.31
                                         -------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment
     income                                  (0.08)            (0.18)         (0.33)         (0.37)         (0.38)         (0.36)
   Distributions from net realized gains        --             (0.18)         (0.24)         (0.02)            --             --
                                         -------------------------------------------------------------------------------------------
Total distributions                          (0.08)            (0.36)         (0.57)         (0.39)         (0.38)         (0.36)
                                         -------------------------------------------------------------------------------------------

Net asset value at end of period         $   17.02         $   15.40      $   16.74      $   12.43      $   12.23      $   10.46
                                         ===========================================================================================

Total return(A)                              11.01%            (5.92%)        39.91%          4.82%         20.78%          3.00%
                                         ===========================================================================================

Net assets at end of period (000's)      $   3,348         $   3,215      $   3,597      $   3,099      $   3,686      $   3,599
                                         ===========================================================================================

Ratio of net expenses
   to average net assets                      2.50%(B)          2.50%          2.00%          2.00%          2.00%          2.00%

Ratio of net investment income
   to average net assets                      0.94%(B)          1.13%          2.28%          2.89%          3.19%          3.41%

Portfolio turnover rate                          5%(B)             4%             0%             3%            11%            17%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B)  Annualized.

See accompanying notes to financial statements.


                                                    Countrywide Investments - 11


EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS A
--------------------------------------------------------------------------------
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED
                                         SEPT. 30,                                 YEARS ENDED MARCH 31,
                                           1999            -------------------------------------------------------------------------
                                        (UNAUDITED)           1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period   $   22.12         $   19.38      $   13.76      $   12.45      $    9.84      $    9.26
                                         -------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)              (0.02)             0.04           0.09           0.12           0.13           0.15
   Net realized and unrealized gains
     (losses) on investments                 (0.51)             2.73           5.76           1.35           2.60           0.59
                                         -------------------------------------------------------------------------------------------
Total from investment operations             (0.53)             2.77           5.85           1.47           2.73           0.74
                                         -------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment
     income                                     --             (0.03)         (0.08)         (0.12)         (0.12)         (0.16)
   Distributions from net realized gains        --                --          (0.15)         (0.04)            --             --
                                         -------------------------------------------------------------------------------------------
Total distributions                             --             (0.03)         (0.23)         (0.16)         (0.12)         (0.16)
                                         -------------------------------------------------------------------------------------------

Net asset value at end of period         $   21.59         $   22.12      $   19.38      $   13.76      $   12.45      $    9.84
                                         ===========================================================================================

Total return(A)                              (2.40%)           14.30%         42.74%         11.82%         27.90%          8.07%
                                         ===========================================================================================

Net assets at end of period (000's)      $  60,517         $  55,561      $  38,336      $  14,983      $   8,502      $   4,300
                                         ===========================================================================================

Ratio of net expenses
   to average net assets(B)                   1.29%(C)          1.31%          1.25%          1.25%          1.25%          1.25%

Ratio of net investment income (loss)
   to average net assets                     (0.15%)(C)         0.18%          0.53%          0.91%          1.06%          1.57%

Portfolio turnover rate                          2%(C)            10%             7%            38%            38%           159%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.43%, 2.02% and 1.94% for the years ended March 31, 1997, 1996 and 1995, respectively.

(C)  Annualized.

See accompanying notes to financial statements.


12 - Countrywide Investments


EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS C
--------------------------------------------------------------------------------
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED
                                         SEPT. 30,                                 YEARS ENDED MARCH 31,
                                           1999            -------------------------------------------------------------------------
                                        (UNAUDITED)           1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period   $   21.86         $   19.34      $   13.77      $   12.46      $    9.86      $    9.26
                                         -------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)              (0.14)            (0.19)         (0.03)          0.02           0.05           0.10
   Net realized and unrealized gains
     (losses) on investments                 (0.51)             2.71           5.75           1.35           2.60           0.57
                                         -------------------------------------------------------------------------------------------
Total from investment operations             (0.65)             2.52           5.72           1.37           2.65           0.67
                                         -------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment
     income                                     --                --             --          (0.02)         (0.05)         (0.07)
   Distributions from net realized gains        --                --          (0.15)         (0.04)            --             --
                                         -------------------------------------------------------------------------------------------
Total distributions                             --                --          (0.15)         (0.06)         (0.05)         (0.07)
                                         -------------------------------------------------------------------------------------------

Net asset value at end of period         $   21.21         $   21.86      $   19.34      $   13.77      $   12.46      $    9.86
                                         ===========================================================================================

Total return(A)                              (2.97%)           13.03%         41.63%         11.01%         26.90%          7.32%
                                         ===========================================================================================

Net assets at end of period (000's)      $   3,244         $   3,146      $   3,862      $   2,770      $   2,436      $   1,995
                                         ===========================================================================================

Ratio of net expenses
   to average net assets(B)                   2.39%(C)          2.41%          2.00%          2.00%          2.00%          2.00%

Ratio of net investment income (loss)
   to average net assets                     (1.25%)(C)        (0.92%)        (0.18%)         0.15%          0.38%          0.68%

Portfolio turnover rate                          2%(C)            10%             7%            38%            38%           159%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.14%, 2.70% and 2.50% for the years ended March 31, 1997, 1996 and 1995, respectively.

(C)  Annualized.

See accompanying notes to financial statements.


                                                    Countrywide Investments - 13


GROWTH/VALUE FUND
FINANCIAL HIGHLIGHTS - CLASS A
--------------------------------------------------------------------------------
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                           ENDED             YEAR        SEVEN MONTHS      YEAR          PERIOD
                                         SEPT. 30,           ENDED          ENDED          ENDED         ENDED
                                           1999            MARCH 31,      MARCH 31,      AUGUST 31,     AUGUST 31,
                                        (UNAUDITED)          1999          1998(A)         1997          1996(B)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period   $   17.50         $   16.30      $   15.90      $   11.18      $   10.00
                                         --------------------------------------------------------------------------------
Income from investment operations:
   Net investment loss                       (0.10)            (0.17)         (0.08)         (0.13)         (0.06)(C)
   Net realized and unrealized
     gains on investments                     1.72              4.84           1.05           5.39           1.24
                                         --------------------------------------------------------------------------------
Total from investment operations              1.62              4.67           0.97           5.26           1.18
                                         --------------------------------------------------------------------------------

Distributions from net realized gains           --             (3.47)         (0.57)         (0.54)            --
                                         --------------------------------------------------------------------------------

Net asset value at end of period         $   19.12         $   17.50      $   16.30      $   15.90      $   11.18
                                         ================================================================================

Total return(D)                               9.26%            29.89%          6.43%         47.11%         11.80%
                                         ================================================================================

Net assets at end of period (000's)      $  24,692         $  24,664      $  28,649      $  26,778      $  15,108
                                         ================================================================================

Ratio of net expenses
   to average net assets(E)                   1.66%(F)          1.66%          1.66%(F)       1.95%          1.95%(F)

Ratio of net investment loss
   to average net assets                     (1.11%)(F)        (0.93%)        (0.91%)(F)     (1.03%)        (0.62%)(F)

Portfolio turnover rate                         36%(F)            59%            62%(F)         52%            21%

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31.

(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.

(C)  Calculated using weighted average shares outstanding during the period.

(D)  Total returns shown exclude the effect of applicable sales loads.

(E) Absent fee waivers and/or expense reimbursements, the ratio of expenses to average net assets would have been 2.83%(F) for the period ended August 31, 1996.

(F)  Annualized.

See accompanying notes to financial statements.


14 - Countrywide Investments

GROWTH/VALUE FUND
FINANCIAL HIGHLIGHTS - CLASS C
--------------------------------------------------------------------------------
                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                            PERIOD
                                                             ENDED
                                                           SEPT. 30,
                                                            1999(A)
                                                          (UNAUDITED)
--------------------------------------------------------------------------------

Net asset value at beginning of period                     $   18.65
                                                           ----------

Income from investment operations:
   Net investment loss                                         (0.03)
   Net realized and unrealized gains on investments             0.49
                                                           ----------
Total from investment operations                                0.46
                                                           ----------

Net asset value at end of period                           $   19.11
                                                           ==========

Total return(B)                                                 2.47%
                                                           ==========

Net assets at end of period (000's)                        $     443
                                                           ==========

Ratio of net expenses to average net assets                     2.41%(C)

Ratio of net investment loss to average net assets             (2.03%)(C)

Portfolio turnover rate                                           36%(C)

(A) Represents the period from the initial public offering of Class C shares (August 2, 1999) through September 30, 1999.

(B)  Total return shown excludes the effect of applicable sales loads.

(C)  Annualized.

See accompanying notes to financial statements.


                                                    Countrywide Investments - 15


AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                           ENDED             YEAR        SEVEN MONTHS      YEAR          PERIOD
                                         SEPT. 30,           ENDED          ENDED          ENDED         ENDED
                                           1999            MARCH 31,      MARCH 31,      AUGUST 31,     AUGUST 31,
                                        (UNAUDITED)          1999          1998(A)         1997          1996(B)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period   $   15.73         $   15.81      $   16.29      $   10.95      $   10.00
                                         --------------------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment loss                       (0.14)            (0.27)         (0.15)         (0.17)         (0.11)(C)
   Net realized and unrealized gains
     (losses) on investments                  2.43              2.67          (0.33)          5.54           1.06
                                         --------------------------------------------------------------------------------
Total from investment operations              2.29              2.40          (0.48)          5.37           0.95
                                         --------------------------------------------------------------------------------

Distributions from net realized gains           --             (2.48)            --          (0.03)            --
                                         --------------------------------------------------------------------------------

Net asset value at end of period         $   18.02         $   15.73      $   15.81      $   16.29      $   10.95
                                         ================================================================================

Total return(D)                              14.56%            15.46%         (2.95%)        49.09%          9.50%
                                         ================================================================================

Net assets at end of period (000's)      $  10,692         $  11,402      $  15,495      $  13,984      $   6,550
                                         ================================================================================

Ratio of net expenses
   to average net assets(E)                   1.95%(F)          1.95%          1.95%(F)       1.94%          1.95%(F)

Ratio of net investment loss
   to average net assets                     (1.74%)(F)        (1.52%)        (1.66%)(F)     (1.57%)        (1.26%)(F)

Portfolio turnover rate                         17%(F)            93%            40%(F)         51%            16%

Amount of debt outstanding at
   end of period                         $      --         $      --            n/a            n/a           n/a

Average daily amount of debt
   outstanding during the
   period (000's)                        $     550         $      80            n/a            n/a            n/a

Average daily number of capital shares
   outstanding during the
   period (000's)                              593               818            n/a            n/a            n/a

Average amount of debt per share
   during the period                     $    0.93         $    0.10            n/a            n/a            n/a

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31.

(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.

(C)  Calculated using weighted average shares outstanding during the period.

(D)  Total returns shown exclude the effect of applicable sales loads.

(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 2.86%(F), 2.00%, 2.62% and 5.05%(F) for the periods ended September 30, 1999, March 31, 1999, August 31, 1997 and August 31, 1996, respectively (Note 6).

(F)  Annualized.

See accompanying notes to financial statements.


16 - Countrywide Investments

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION
The Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund (individually, a Fund, and collectively, the Funds) are each a series of Countrywide Strategic Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Utility Fund seeks current income and capital appreciation by investing primarily in common stocks of public utilities. The Fund invests in a diversified portfolio of common, preferred and convertible preferred stocks of domestic public utilities that currently pay dividends and which have been operating for at least three years. Public utilities are those companies that are involved in the production, supply or distribution of electricity, natural gas, telecommunications and water.

The Equity Fund seeks long-term growth of capital, current income and growth of income by investing primarily in dividend-paying common stocks. The Fund invests in a diversified portfolio of dividend-paying common stocks of mid and large capitalization domestic companies having at least three years operating history.

The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not yet reflect the prospects for accelerated earnings/cash flow growth. The Fund invests primarily in domestic stocks of large-cap growth companies which are believed to have a demonstrated record of achievement with excellent prospects for earnings and/or cash flow growth over a three to five year period.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund seeks growth opportunities among companies of various sizes whose valuation may not yet reflect the prospects for accelerated earnings/cash flow growth. The Fund invests primarily in common stocks of domestic companies which are likely to benefit from new or innovative products, services or processes.

The Utility Fund, Equity Fund and, effective August 1, 1999, Growth/Value Fund each offer two classes of shares: Class A shares (currently sold subject to a maximum front-end sales load of 5.75% and a distribution fee of up to 0.25% of average daily net assets) and Class C shares (currently sold subject to a 1.25% front-end sales load, a 1% contingent deferred sales load for a one-year period and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges and securities traded in the over-the-counter market are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.


                                                    Countrywide Investments - 17

--------------------------------------------------------------------------------

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian, at the Federal Reserve Bank of Cleveland. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of each class of shares of the Utility Fund, Equity Fund and Growth/Value Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The net asset value per share of the Aggressive Growth Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

Effective August 1, 1999, the maximum offering price per share of Class A shares of the Utility Fund, Equity Fund and Growth/Value Fund and shares of the Aggressive Growth Fund is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class C shares of the Utility Fund, Equity Fund and Growth/Value Fund is equal to the net asset value per share plus a sales load equal to 1.27% of the net asset value (or 1.25% of the offering price).

Prior to August 1, 1999, the maximum offering price per share of Class A shares of the Utility Fund and Equity Fund and shares of the Growth/Value Fund and Aggressive Growth Fund was equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of the Utility Fund and Equity Fund was equal to the net asset value per share.

The redemption price per share of a Fund, or of each class of shares of a Fund, is equal to the net asset value per share. However, Class C shares of the Utility Fund, Equity Fund and Growth/Value Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid to shareholders quarterly for the Utility Fund and Equity Fund and annually for the Growth/Value Fund and Aggressive Growth Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Allocations between classes -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Utility Fund, Equity Fund and Growth/Value Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Growth/Value Fund and Aggressive Growth Fund in connection with their organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with each Fund's commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


18 - Countrywide Investments

--------------------------------------------------------------------------------

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments (excluding repurchase agreements) as of September 30, 1999:


-------------------------------------------------------------------------------------
                                                              GROWTH/     AGGRESSIVE
                                   UTILITY      EQUITY         VALUE        GROWTH
                                    FUND         FUND          FUND          FUND
-------------------------------------------------------------------------------------

Gross unrealized appreciation    $  17,684     $ 20,760      $ 10,931     $   4,908
Gross unrealized depreciation         (115)      (3,460)         (432)         (223)
                                 ---------------------------------------------------
Net unrealized appreciation      $  17,569     $ 17,300      $ 10,499     $   4,685
                                 ===================================================
Federal income tax cost          $  27,318     $ 40,058      $ 14,742     $   6,108
                                 ===================================================
-------------------------------------------------------------------------------------

3.  INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) were as follows for the six months ended September 30, 1999:


-------------------------------------------------------------------------------------
                                                              GROWTH/     AGGRESSIVE
                                   UTILITY      EQUITY         VALUE        GROWTH
                                    FUND         FUND          FUND          FUND
-------------------------------------------------------------------------------------
Purchases of investment
   securities                    $   1,017     $  5,638      $  3,982     $     822
                                 ===================================================
Proceeds from sales and
   maturities of investment
   securities                    $   1,775     $    603      $  4,408     $   2,592
                                 ===================================================
-------------------------------------------------------------------------------------

4. TRANSACTIONS WITH AFFILIATES
The President and certain other officers of the Trust are also officers of Countrywide Financial Services, Inc., or its subsidiaries which include Countrywide Investments, Inc. (CII), the Trust's investment adviser or manager and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Trust's administrator, transfer agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Fort Washington Investment Advisors, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.

MANAGEMENT AGREEMENTS
CII manages the investments of the Utility Fund and Equity Fund and provides general investment supervisory services for the Growth/Value Fund and Aggressive Growth Fund under the terms of separate Management Agreements. Under the Management Agreements, the Utility Fund and Equity Fund each pay CII a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its respective average daily net assets up to $200 million; 0.70% of such net assets from $200 million to $500 million; and 0.50% of such net assets in excess of $500 million. The Growth/Value Fund and Aggressive Growth Fund each pay CII a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its respective average daily net assets up to $50 million; 0.90% of such net assets from $50 million to $100 million; 0.80% of such net assets from $100 million to $200 million; and 0.75% of such net assets in excess of $200 million.


                                                    Countrywide Investments - 19

--------------------------------------------------------------------------------

Mastrapasqua and Associates, Inc. (Mastrapasqua) has been retained by CII to manage the investments of the Growth/Value Fund and Aggressive Growth Fund. CII (not the Funds) pays Mastrapasqua a fee for these services.

In order to voluntarily reduce operating expenses of the Aggressive Growth Fund, CII waived $24,155 of its investment advisory fees during the six months ended September 30, 1999.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and CFS, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17 per shareholder account from each Fund, subject to a $1,000 minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current net asset levels, of $3,000 from each of the Utility Fund and Growth/Value Fund, $3,500 from the Equity Fund and $2,000 from the Aggressive Growth Fund. In addition, each Fund pays CFS certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
CII is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and CII, CII earned $4,721, $2,640, $3,654 and $581 from underwriting and broker commissions on the sale of shares of the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund, respectively, during the six months ended September 30, 1999. In addition, CII collected $159 and $150 of contingent deferred sales loads on the redemption of Class C shares of the Utility Fund and Equity Fund, respectively.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse CII for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of each Fund having two classes of shares may directly incur or reimburse CII for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.

CUSTODIAN AGREEMENTS
Firstar Bank, N.A., which serves as the custodian for the Growth/Value Fund and Aggressive Growth Fund, was a significant shareholder of record of each Fund as of September 30, 1999. Under the terms of its Custodian Agreements, Firstar Bank receives from each Fund an asset-based fee plus certain transaction charges.


20 - Countrywide Investments

--------------------------------------------------------------------------------

5.  CAPITAL SHARE TRANSACTIONS
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:


--------------------------------------------------------------------------------------
                                      UTILITY FUND                 EQUITY FUND
--------------------------------------------------------------------------------------
                                 SIX MONTHS      YEAR       SIX MONTHS       YEAR
                                    ENDED        ENDED         ENDED         ENDED
                                  SEPT. 30,    MARCH 31,     SEPT. 30,     MARCH 31,
                                    1999         1999          1999          1999
--------------------------------------------------------------------------------------
CLASS A
Shares sold                            144          276           411           818
Shares reinvested                       23           75            --             3
Shares redeemed                       (219)        (395)         (119)         (288)
                                 ---------------------------------------------------
Net increase (decrease) in shares
   outstanding                         (52)         (44)          292           533
Shares outstanding, beginning
   of period                         2,489        2,533         2,511         1,978
                                 ===================================================
Shares outstanding, end
   of period                         2,437        2,489         2,803         2,511
                                 ===================================================
CLASS C
Shares sold                             15           26            14            29
Shares reinvested                        1            4            --            --
Shares redeemed                        (28)         (36)           (5)          (85)
                                 ---------------------------------------------------
Net increase (decrease) in shares
   outstanding                         (12)          (6)            9           (56)
Shares outstanding, beginning
   of period                           209          215           144           200
                                 ---------------------------------------------------
Shares outstanding, end of period      197          209           153           144
                                 ===================================================
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                    GROWTH/VALUE FUND        AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------------
                                 SIX MONTHS      YEAR       SIX MONTHS       YEAR
                                    ENDED        ENDED         ENDED         ENDED
                                  SEPT. 30,    MARCH 31,     SEPT. 30,     MARCH 31,
                                    1999         1999          1999          1999
--------------------------------------------------------------------------------------
CLASS A
Shares sold                            296          264           112           216
Shares reinvested                       --          150            --            64
Shares redeemed                       (415)        (761)         (244)         (535)
                                 ---------------------------------------------------
Net decrease in shares
   outstanding                        (119)        (347)         (132)         (255)
Shares outstanding, beginning
   of period                         1,410        1,757           725           980
                                 ---------------------------------------------------
Shares outstanding, end of period    1,291        1,410           593           725
                                 ===================================================
CLASS C
Shares sold                             24           --
Shares reinvested                       --           --
Shares redeemed                         (1)          --
                                 ------------------------
Net increase in shares outstanding      23           --
Shares outstanding, beginning
   of period                            --           --
                                 ------------------------
Shares outstanding, end of period       23           --
                                 ========================
------------------------------------------------------------------------------------


                                                    Countrywide Investments - 21

--------------------------------------------------------------------------------

6.  BORROWINGS
The Growth/Value Fund and Aggressive Growth Fund each have a Loan Agreement with Firstar Bank, N.A., to be used for temporary or emergency purposes, including the financing of capital share redemption requests that might otherwise require the untimely disposition of securities. The Loan Agreements permit borrowings up to a maximum principal amount outstanding not to exceed the lesser of $1,500,000 for the Growth/Value Fund and $3,000,000 for the Aggressive Growth Fund or certain other amounts which are calculated based upon the amounts and composition of assets in each Fund as defined in the Loan Agreement. Each Fund agrees to pay interest on any unpaid principal balance at prevailing market rates as defined in the Loan Agreement.

As of September 30, 1999, neither Fund had outstanding borrowings under the Loan Agreement. The maximum amount outstanding during the six months ended September 30, 1999 for the Aggressive Growth Fund was $1,400,000 at a weighted average interest rate of 7.82%. For the six months ended September 30, 1999, the Aggressive Growth Fund incurred, and CII reimbursed, $19,835 of interest expense on such borrowings.


22 - Countrywide Investments


UTILITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999 (UNAUDITED)
---------------------------------------------------------------------------------------
                                                                               MARKET
                                                                                VALUE
COMMON STOCKS -- 95.1%                                            SHARES      (000's)
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 42.1%
Ameritech Corp.                                                   40,000   $   2,687
AT&T Corp.                                                        45,000       1,958
Bell Atlantic Corp.                                               50,000       3,366
BellSouth Corp.                                                   75,000       3,375
GTE Corp.                                                         45,000       3,459
Lucent Technologies, Inc.                                         38,888       2,523
Nortel Networks Corp.                                             30,000       1,530
                                                                           ----------
                                                                           $  18,898
                                                                           ----------
ELECTRIC UTILITIES -- 40.9%
AES Corp.*                                                        45,000   $   2,655
Cinergy Corp.                                                     50,000       1,416
Cleco Corp.                                                       30,000         973
CMS Energy Corp.                                                  60,000       2,036
Constellation Energy Group                                        50,050       1,408
DPL, Inc.                                                         75,000       1,322
Duke Power Co.                                                    42,000       2,315
FPL Group, Inc.                                                   45,000       2,267
Kansas City Power & Light Co.                                     50,000       1,209
Northern States Power Co.                                         60,000       1,294
Scana Corp.                                                       60,000       1,451
                                                                           ----------
                                                                           $  18,346
                                                                           ----------
GAS COMPANIES -- 7.6%
MCN Corp.                                                         70,000   $   1,203
Oneok, Inc.                                                       25,000         758
Wicor, Inc.                                                       50,000       1,453
                                                                           ----------
                                                                           $   3,414
                                                                           ----------
WATER COMPANIES -- 4.5%
American Water Works, Inc.                                        70,000   $   2,025
                                                                           ----------

Total Common Stocks (Cost $25,121)                                         $  42,683
                                                                           ----------


---------------------------------------------------------------------------------------
                                                                   PAR       MARKET
                                                                  VALUE       VALUE
CORPORATE BONDS -- 2.4%                                           (000's)     (000's)
---------------------------------------------------------------------------------------
New York Telephone Co., 9.375%, 7/15/31
   (Amortized Cost $1,087)                                     $   1,000   $   1,094
                                                               ==========  ----------


                                                    Countrywide Investments - 23

UTILITY FUND (CONTINUED)
---------------------------------------------------------------------------------------

                                                                   PAR       MARKET
                                                                  VALUE       VALUE
COMMERCIAL PAPER -- 2.5%                                          (000's)     (000's)

---------------------------------------------------------------------------------------

BP America, 10/01/99 (Amortized Cost $1,110)                   $   1,110   $   1,110
                                                               ==========  ----------

TOTAL INVESTMENT SECURITIES-- 100.0% (Amortized Cost $27,318)              $  44,887

LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.0%)                                   (20)
                                                                           ----------

NET ASSETS-- 100.0%                                                        $  44,867
                                                                           ==========

* Non-income producing security.

See accompanying notes to financial statements.


24 - Countrywide Investments


EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999 (UNAUDITED)
---------------------------------------------------------------------------------------
                                                                               MARKET
                                                                                VALUE
COMMON STOCKS -- 89.9%                                            SHARES      (000's)
---------------------------------------------------------------------------------------
CONSUMER, NON-CYCLICAL -- 25.6%
Abbott Laboratories                                               45,000   $   1,654
Albertson's, Inc.                                                 30,000       1,187
American Home Products Corp.                                      20,000         830
Johnson & Johnson                                                 22,000       2,021
Medtronic, Inc.                                                   60,000       2,130
Merck & Co., Inc.                                                 20,000       1,296
Newell Rubbermaid, Inc.                                           30,000         857
PepsiCo, Inc.                                                     35,000       1,059
Pfizer, Inc.                                                      60,000       2,156
Procter & Gamble Co.                                              25,000       2,344
Sara Lee Corp.                                                    34,000         797
                                                                           ----------
                                                                           $  16,331
                                                                           ----------
TECHNOLOGY -- 24.4%
Compaq Computer Corp.                                             40,000   $     918
Hewlett-Packard Co.                                               17,500       1,610
Intel Corp.                                                       40,000       2,973
Lucent Technologies, Inc.                                          7,776         504
MCI WorldCom, Inc.*                                               22,000       1,581
Motorola, Inc.                                                     9,000         792
Nortel Networks Corp.                                             50,000       2,550
Sun Microsystems, Inc.*                                           50,000       4,650
                                                                           ----------
                                                                           $  15,578
                                                                           ----------
FINANCIAL SERVICES -- 14.5%
AFLAC, Inc.                                                       40,000   $   1,675
American International Group                                      20,625       1,793
Bank of New York Co., Inc.                                        60,000       2,006
Freddie Mac                                                       30,000       1,560
Horace Mann Educators Corp.                                       40,000       1,032
Wells Fargo Co.                                                   30,000       1,189
                                                                           ----------
                                                                           $   9,255
                                                                           ----------
CONSUMER, CYCLICAL -- 11.5%
Gap, Inc.                                                         67,500   $   2,160
Mattel, Inc.                                                      55,000       1,045
McDonald's Corp.                                                  46,000       1,978
The TJX Companies, Inc.                                           40,000       1,123
The Walt Disney Co.                                               39,000       1,009
                                                                           ----------
                                                                           $   7,315
                                                                           ----------
ENERGY -- 5.6%
Apache Corp.                                                      35,000   $   1,512
Enron Corp.                                                       50,000       2,062
                                                                           ----------
                                                                           $   3,574
                                                                           ----------
CONGLOMERATES -- 3.1%
General Electric Co.                                              17,000   $   2,015
                                                                           ----------


                                                    Countrywide Investments - 25


EQUITY FUND (CONTINUED)

---------------------------------------------------------------------------------------
                                                                               MARKET
                                                                                VALUE
COMMON STOCKS -- 89.9% (CONTINUED)                                SHARES      (000's)
---------------------------------------------------------------------------------------
INDUSTRIAL -- 2.8%
Diebold, Inc.                                                     30,000   $     694
Emerson Electric Co.                                              17,000       1,074
                                                                           ----------
                                                                           $   1,768
                                                                           ----------
BASIC MATERIALS -- 2.4%
duPont (E.I.) de Nemours & Co.                                    25,000   $   1,522
                                                                           ----------

TOTAL COMMON STOCKS (Cost $40,058)                                         $  57,358
                                                                           ----------




---------------------------------------------------------------------------------------
                                                                     FACE      MARKET
                                                                    VALUE       VALUE
REPURCHASE AGREEMENTS(1) -- 10.1%                                 (000's)     (000's)
---------------------------------------------------------------------------------------
Nesbitt Burns Securities, Inc., 5.05%, dated 9/30/99,
   due 10/01/99, repurchase proceeds $6,411 (Cost $6,410)      $   6,410   $   6,410
                                                               ==========  ----------

TOTAL COMMON STOCKS AND REPURCHASE AGREEMENTS-- 100.0%                     $  63,768

LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.0%)                                    (7)
                                                                           ----------

NET ASSETS-- 100.0%                                                        $  63,761
                                                                           ==========

*    Non-income producing security.

(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.


26 - Countrywide Investments


GROWTH/VALUE FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999 (UNAUDITED)
---------------------------------------------------------------------------------------
                                                                               MARKET
                                                                                VALUE
COMMON STOCKS -- 97.8%                                            SHARES      (000's)
---------------------------------------------------------------------------------------
TECHNOLOGY -- 57.9%
Applied Materials, Inc.*                                          21,000   $   1,635
Compuware Corp.*                                                  20,000         521
EMC Corp.*                                                        22,000       1,572
Intel Corp.                                                       12,000         892
International Business Machines Corp. (IBM)                        7,000         850
Novell, Inc.*                                                     89,000       1,841
Oracle Corp.*                                                     57,750       2,628
Sun Microsystems, Inc.*                                           40,000       3,720
Teradyne, Inc.*                                                   11,600         409
Texas Instruments, Inc.                                            6,000         494
                                                                           ----------
                                                                           $  14,562
                                                                           ----------
HEALTH CARE -- 20.6%
Amgen, Inc.*                                                      10,000   $     815
Bristol-Myers Squibb Co.                                          16,000       1,080
IDEC Pharmaceuticals Corp.*                                        4,700         442
Merck & Co., Inc.                                                  7,000         454
PE Corp. - PE Biosystems Group                                    10,000         722
Pharmacia & Upjohn, Inc.                                          16,000         794
Schering-Plough Corp.                                             20,000         873
                                                                           ----------
                                                                           $   5,180
                                                                           ----------
AEROSPACE/DEFENSE -- 4.8%
General Dynamics Corp.                                            11,200   $     699
Northrop Grumman Corp.                                             8,000         509
                                                                           ----------
                                                                           $   1,208
                                                                           ----------
ENTERTAINMENT -- 4.3%
Carnival Corp. - Class A                                          25,000   $   1,087
                                                                           ----------
FINANCIAL SERVICES -- 3.7%
Concord EFS, Inc.*                                                44,550   $     919
                                                                           ----------
RETAIL -- 2.4%
CVS Corp.                                                         15,000   $     612
                                                                           ----------
UTILITIES -- 1.8%
Montana Power Co.                                                 15,000   $     456
                                                                           ----------
TELECOMMUNICATIONS -- 1.6%
Broadcom Corp. - Class A*                                          3,600   $     392
                                                                           ----------
TRANSPORTATION -- 0.7%
MotivePower Industries, Inc.*                                     15,000   $     165
                                                                           ----------

TOTAL COMMON STOCKS (Cost $14,082)                                         $  24,581
                                                                           ----------


                                                    Countrywide Investments - 27


GROWTH/VALUE FUND (CONTINUED)
---------------------------------------------------------------------------------------
                                                                   PAR       MARKET
                                                                  VALUE       VALUE
U. S. GOVERNMENT AGENCY ISSUES-- 2.6%                            (000's)     (000's)
---------------------------------------------------------------------------------------
FNMA Discount Note, 10/01/99 (Amortized Cost $660)             $     660   $     660
                                                               ==========  ----------

TOTAL INVESTMENT SECURITIES-- 100.4% (Amortized Cost $14,742)              $  25,241

LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.4%)                                  (106)
                                                                           ----------

NET ASSETS-- 100.0%                                                        $  25,135
                                                                           ==========

* Non-income producing security.

See accompanying notes to financial statements.


28 - Countrywide Investments


AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999 (UNAUDITED)
---------------------------------------------------------------------------------------
                                                                               MARKET
                                                                                VALUE
COMMON STOCKS -- 100.9%                                           SHARES      (000's)
---------------------------------------------------------------------------------------
TECHNOLOGY -- 58.7%
Compuware Corp.*                                                  25,000   $     652
EMC Corp.*                                                        10,000         714
Intel Corp.                                                        9,000         669
Novell, Inc.*                                                     50,000       1,034
Oracle Corp.*                                                     16,875         768
SMART Modular Technologies, Inc.*                                 30,000       1,022
Sun Microsystems, Inc.*                                           10,000         930
Teradyne, Inc.*                                                   14,000         493
                                                                           ----------
                                                                           $   6,282
                                                                           ----------
HEALTH CARE -- 25.5%
Amgen, Inc.*                                                       6,000   $     489
Biogen, Inc.*                                                      8,000         631
Elan Corp. plc - ADR*                                              6,000         201
Genentech, Inc.*                                                   3,500         512
IDEC Pharmaceuticals Corp.*                                        1,800         169
PE Corp. - PE Biosystems Group                                     3,800         275
Pharmacia & Upjohn, Inc.                                           9,000         447
                                                                           ----------
                                                                           $   2,724
                                                                           ----------
TELECOMMUNICATIONS -- 6.2%
JDS Uniphase Corp.*                                                5,800   $     660
                                                                           ----------
ENTERTAINMENT -- 4.0%
Carnival Corp. - Class A                                          10,000   $     435
                                                                           ----------
RETAIL -- 3.8%
CVS Corp.                                                          5,500   $     224
Shop at Home, Inc.*                                               20,000         180
                                                                           ----------
                                                                           $     404
                                                                           ----------
TRANSPORTATION -- 2.7%
MotivePower Industries, Inc.*                                      7,500   $      83
Southwest Airlines Co.                                            13,500         205
                                                                           ----------
                                                                           $     288
                                                                           ----------

TOTAL COMMON STOCKS-- 100.9% (COST $6,108)                                 $  10,793

LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.9%)                                  (101)
                                                                           ----------

NET ASSETS-- 100.0%                                                        $  10,692
                                                                           ==========

* Non-income producing security.
ADR - American depository receipt.

See accompanying notes to financial statements.



                                                    Countrywide Investments - 29

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
OCTOBER 27, 1999
--------------------------------------------------------------------------------

On October 27, 1999, a Special Meeting of Shareholders of Countrywide Strategic Trust (the Trust) was held (1) to approve or disapprove new investment advisory agreements with Countrywide Investments, Inc., (2) to approve or disapprove new subadvisory agreements with Mastrapasqua & Associates, Inc. with respect to the Growth/Value Fund and Aggressive Growth Fund, (3) to elect nine trustees and (4) to ratify or reject the selection of Arthur Andersen LLP as the Trust's independent public accountants for the fiscal year ending March 31, 2000. The total number of shares of the Trust present by proxy represented 68.0% of the shares entitled to vote at the meeting. Each of the matters submitted to shareholders was approved.

The results of the voting for or against the approval of the new investment advisory agreements by each Fund was as follows:

------------------------------------------------------------------------------------
                                                    NUMBER OF SHARES
                                 ---------------------------------------------------
                                         FOR             AGAINST          ABSTAIN
------------------------------------------------------------------------------------
Utility Fund                       1,419,359.227      10,442.268        31,261.879
Equity Fund                        2,024,821.656       2,420.277        27,228.625
Growth/Value Fund                    974,237.511       1,312.205         6,067.362
Aggressive Growth Fund               459,393.774         599.476           335.120
------------------------------------------------------------------------------------


The results of the voting for or against the approval of the new subadvisory agreements by the Growth/Value Fund and Aggressive Growth Fund was as follows:

------------------------------------------------------------------------------------
                                                    NUMBER OF SHARES
                                 ---------------------------------------------------
                                         FOR             AGAINST          ABSTAIN
------------------------------------------------------------------------------------
Growth/Value Fund                    973,087.560       2,386.459         6,143.059
Aggressive Growth Fund               459,313.695         599.476           415.199
------------------------------------------------------------------------------------

The results of the voting for the election of trustees was as follows:

------------------------------------------------------------------------------------
                                                        WITHHOLD
NOMINEES                            FOR ELECTION        AUTHORITY         STATUS
------------------------------------------------------------------------------------
William O. Coleman                 4,916,862.312      40,617.068        New Trustee
Phillip R. Cox                     4,916,658.805      40,820.575        New Trustee
H. Jerome Lerner                   4,916,063.001      41,416.379         Incumbent
Robert H. Leshner                  4,916,862.312      40,617.068         Incumbent
Jill T. McGruder                   4,916,648.817      40,830.563        New Trustee
Oscar P. Robertson                 4,907,373.918      50,105.462         Incumbent
Nelson Schwab, Jr.                 4,915,206.854      42,272.526        New Trustee
Robert E. Stautberg                4,916,862.312      40,617.068        New Trustee
Joseph S. Stern, Jr.               4,907,945.634      49,533.746        New Trustee
------------------------------------------------------------------------------------


The results of the voting for or against the ratification of Arthur Andersen LLP as independent public accountants by each Fund was as follows:


------------------------------------------------------------------------------------
                                                    NUMBER OF SHARES
                                         FOR             AGAINST          ABSTAIN
------------------------------------------------------------------------------------
Utility Fund                       1,430,679.854       2,814.237        27,569.283
Equity Fund                        2,029,342.815       1,044.546        24,083.197
Growth/Value Fund                    975,459.363       3,725.603         2,432.112
Aggressive Growth Fund               457,754.758       2,176.928           396.684
------------------------------------------------------------------------------------


30 - Countrywide Investments

                      This Page Intentionally Left Blank.



                                                    Countrywide Investments - 31

COUNTRYWIDE STRATEGIC TRUST
--------------------------------------------------------------------------------
312 Walnut St., 21st Floor
Cincinnati, Ohio 45202-4094
www.countrywideinvestments.com
Nationwide: (Toll Free) 800-543-8721
Cincinnati: 629-2000
Rate Line: 579-0999


SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
Nationwide: (Toll Free) 800-543-0407
Cincinnati: 629-2050


BOARD OF TRUSTEES
--------------------------------------------------------------------------------
William O. Coleman
Phillip R. Cox
H. Jerome Lerner
Robert H. Leshner
Jill T. McGruder
Oscar P. Robertson
Nelson Schwab, Jr.
Robert E. Stautberg
Joseph S. Stern, Jr.


INVESTNEMT ADVISER/MANAGER
--------------------------------------------------------------------------------
Countrywide Investments, Inc.
312 Walnut St., 21st Floor
Cincinnati, Ohio 45202-4094


TRANSFER AGENT
--------------------------------------------------------------------------------
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354


This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of Countrywide Strategic Trust.

Pro Forma Unaudited Financial Statements

INTRODUCTORY PARAGRAPH

The proposed reorganization of the Touchstone Funds includes the merger of Touchstone Value Plus Fund and Touchstone Growth & Income Fund into a new series of Countrywide Strategic Trust ("New Value Plus Fund"). Touchstone Value Plus Fund and Touchstone Growth & Income Fund are series of Touchstone Series Trust. Touchstone Series Trust is a registered open-end investment company. It is organized as a Massachusetts business trust. The New Value Plus Fund is a series of Countrywide Strategic Trust. Countrywide Strategic Trust is a registered open-end investment company. It is organized as a Massachusetts business trust.

In the reorganization, Touchstone Series Trust will transfer all of the assets of Touchstone Value Plus Fund, subject to its liabilities, to New Value Plus Fund and all of the assets of Touchstone Growth & Income Fund, subject to its liabilities, to New Value Plus Fund. Class A shares of New Value Plus Fund that Touchstone Series Trust receives in the exchange will be distributed pro rata to Class A shareholders of Touchstone Value Plus Fund and Class A shareholders of Touchstone Growth & Income Fund. Class C shares of New Value Plus Fund that Touchstone Series Trust receives in the exchange will be distributed pro rata to Class C shareholders of Touchstone Value Plus Fund and Class C shareholders of Touchstone Growth & Income Fund. After the exchange, Touchstone Value Plus Fund and Touchstone Growth & Income Fund will be dissolved. As a result of the reorganization, each shareholder of Class A or Class C shares of Touchstone Value Plus Fund and each shareholder of Class A or Class C shares of Touchstone Growth & Income Fund will own shares of the corresponding class of New Value Plus Fund equal in value to the shares of the applicable Touchstone Fund that he owns immediately before the reorganization.

The Western and Southern Life Insurance Company Separate Account A is the only shareholder of Class Y shares of Touchstone Growth & Income Fund. This shareholder has informed Touchstone Advisors that it intends to redeem its shares of the Touchstone Growth & Income Fund before the completion of the reorganization. Therefore, no Class Y shares of the New Value Plus Fund will be issued in the reorganization.

The pro forma unaudited combining statements of assets and liabilities reflect the financial position of the merged funds as though the reorganization occurred on December 31, 1999. The pro forma unaudited statement of operations reflects the results of operations of the merged fund as though the Reorganization occurred at the beginning of the period presented. The pro forma unaudited Schedule of Investments is presented as though the reorganization occurred on December 31, 1999.

GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

                                                                VALUE
 SHARES                                                        (NOTE 1)
-------                                                      ------------

COMMON STOCKS - 98.0%
           AEROSPACE & DEFENSE - 2.8%
 17,600    Lockheed Martin .............................     $    385,000
  5,500    Northrop Grumman ............................          297,344
  7,200    Rockwell International ......................          344,700
                                                             ------------
                                                                1,027,044
                                                             ------------
           AIRLINES - 0.6%
  3,400    AMR* ........................................          227,800
                                                             ------------

           AUTOMOTIVE - 1.9%
  7,200    Ford Motor ..................................          384,750
  8,500    Meritor Automotive ..........................          164,688
  3,500    Paccar ......................................          155,094
                                                             ------------
                                                                  704,532
                                                             ------------
           BANKING - 8.7%
 12,000    Bank of America .............................          602,250
  9,500    Chase Manhattan .............................          738,031
  8,962    First Union .................................          294,066
 14,700    FleetBoston Financial .......................          511,744
 13,500    PNC Bank ....................................          600,750
 17,300    US Bancorp ..................................          411,956
                                                             ------------
                                                                3,158,797
                                                             ------------
           BEVERAGES, FOOD & TOBACCO - 3.5%
  8,500    Heinz (H. J.) ...............................          338,406
 19,500    Pepsico .....................................          687,375
 10,500    Philip Morris ...............................          243,469
                                                             ------------
                                                                1,269,250
                                                             ------------
           CHEMICALS - 1.3%
  5,900    Air Products & Chemicals ....................          198,019
      1    Du Pont (E.I.) De Nemours ...................               66
 21,500    Lyondell Petro Chemical .....................          274,125
                                                             ------------
                                                                  472,210
                                                             ------------
           COMPUTER SOFTWARE & PROCESSING - 3.4%
  8,900    Cadence Design Systems* .....................          213,600
 14,600    Computer Associates International ...........        1,021,088
                                                             ------------
                                                                1,234,688
                                                             ------------

    The accompanying notes are an integral part of the financial statements.

GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

                                                                VALUE
 SHARES                                                        (NOTE 1)
-------                                                      ------------

           COSMETICS & PERSONAL CARE - 1.2%
  6,400    Colgate-Palmolive ...........................          416,000
                                                             ------------

           ELECTRIC UTILITIES - 2.8%
  5,600    Cinergy .....................................          135,100
 10,672    ScottishPower, ADR ..........................          298,816
 17,000    Unicom ......................................          569,500
                                                             ------------
                                                                1,003,416
                                                             ------------
           ELECTRICAL EQUIPMENT - 0.9%
  5,700    Emerson Electric ............................          327,038
                                                             ------------

           ELECTRONICS - 2.5%
  6,700    Koninklijke (Royal) Philips Electronics (NY Reg.)      904,500
                                                             ------------

           FINANCIAL SERVICES - 9.6%
 17,600    Citigroup ...................................          977,900
 10,400    Federal National Mortgage Association .......          649,350
  3,000    J.P. Morgan .................................          379,875
  6,100    Lehman Brothers Holdings ....................          516,594
  4,000    Morgan Stanley Dean Witter ..................          571,000
  8,500    SLM Holding .................................          359,125
                                                             ------------
                                                                3,453,844
                                                             ------------
           FOOD RETAILERS - 0.7%
  7,963    Albertson's .................................          256,807
                                                             ------------

           FOREST PRODUCTS & PAPER - 2.1%
  4,900    Georgia-Pacific .............................          248,675
  7,100    Weyerhauser .................................          509,869
                                                             ------------
                                                                  758,544
                                                             ------------
           HEAVY MACHINERY - 1.7%
 11,700    Parker Hannifin .............................          600,356
                                                             ------------

           HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.7%
  3,900    General Electric ............................          603,525
                                                             ------------

           HOUSEHOLD PRODUCTS - 5.5%
 15,300    Corning .....................................        1,972,744
                                                             ------------

    The accompanying notes are an integral part of the financial statements.

GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

                                                                VALUE
 SHARES                                                        (NOTE 1)
-------                                                      ------------

           INSURANCE - 7.9%
 19,800    Allstate Corporation (The) ..................          475,200
 18,200    Lincoln National ............................          728,000
  5,800    Marsh & McLennan Companies ..................          554,988
 15,600    St. Paul Companies (The) ....................          525,525
 10,870    XL Capital, Class A .........................          563,881
                                                             ------------
                                                                2,847,594
                                                             ------------
           MEDIA - BROADCASTING & PUBLISHING - 1.6%
  9,500    McGraw-Hill Companies (The) .................          585,438
                                                             ------------

           METALS - 0.8%
  9,050    Allegheny Technologies ......................          203,059
 10,200    Oregon Steel Mills ..........................           80,963
                                                             ------------
                                                                  284,022
                                                             ------------
           OIL & GAS - 11.4%
  9,700    Burlington Resources ........................          320,706
 12,300    Conoco, Class A .............................          304,425
 11,546    Conoco, Class B .............................          287,207
 18,240    Exxon Mobil .................................        1,469,453
  7,000    Royal Dutch Petroleum .......................          423,063
  9,600    Texaco ......................................          521,400
  8,233    Total Fina S.A., ADR ........................          570,135
  7,600    Williams Companies (The) ....................          232,275
                                                             ------------
                                                                4,128,664
                                                             ------------
           PHARMACEUTICALS - 3.8%
 17,400    American Home Products ......................          686,213
  5,300    Bristol-Myers Squibb ........................          340,194
  6,400    Glaxo Wellcome, ADR .........................          357,600
                                                             ------------
                                                                1,384,007
                                                             ------------
           RETAILERS - 1.2%
  6,000    Dayton Hudson ...............................          440,625
                                                             ------------

           TELEPHONE SYSTEMS - 17.6%
  8,100    Alltel ......................................          669,769
 16,300    AT&T ........................................          827,225
 20,900    Bell Atlantic ...............................        1,286,656
 22,600    BellSouth ...................................        1,057,963
  6,540    Global Crossing* ............................          327,000
  7,600    GTE .........................................          536,275
 21,332    SBC Communications ..........................        1,039,935
  8,700    Sprint ......................................          585,619
                                                             ------------
                                                                6,330,442
                                                             ------------

    The accompanying notes are an integral part of the financial statements.

GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

                                                                VALUE
 SHARES                                                        (NOTE 1)
-------                                                      ------------

           TRANSPORTATION - 2.8%
 11,200    Canadian National Railway ...................          294,700
 16,500    CSX .........................................          517,688
  9,000    Norfolk Southern ............................          184,500
                                                             ------------
                                                                  996,888
                                                             ------------

TOTAL COMMON STOCKS (COST $34,115,658)                         35,388,775
                                                             ------------

CONVERTIBLE PREFERRED STOCKS - 0.5%
           CHEMICALS - 0.5%
  5,900    Monsanto, ACES ..............................          195,438
                                                             ------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST $266,258)                195,438
                                                             ------------

TOTAL INVESTMENTS AT VALUE - 98.5%
(COST $34,381,916) (a)                                         35,584,213

CASH AND OTHER ASSETS NET OF LIABILITIES -  1.5%                  546,605
                                                             ------------

NET ASSETS - 100.0%                                          $ 36,130,818
                                                             ============

-----------------------------------

NOTES TO THE SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a) The aggregate identified cost for federal income tax purposes is $xxx resulting in gross unrealized appreciation and depreciation of $xxx and $xxx, respectively, and net unrealized depreciation of $xxx.

ACES - Adjustable Conversion-Rate Equity Security

ADR -  American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

Before Merger
VALUE PLUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

    SHARES                                                              VALUE

COMMON STOCKS - 96.7%
                ADVERTISING - 2.2%
    12,100      Interpublic Group of Companies (The) ...........    $    698,019
                                                                    ------------

                AEROSPACE & DEFENSE - 2.1%
    11,800      Honeywell International ........................         680,713
                                                                    ------------

                AUTOMOTIVE - 1.7%
    13,000      Magna International, Class A ...................         550,875
                                                                    ------------

                BANKING - 3.2%
    13,706      Bank One .......................................         439,449
     4,000      Chase Manhattan ................................         310,750
    16,500      North Fork Bancorporation ......................         288,750
                                                                    ------------
                                                                       1,038,949
                                                                    ------------
                BEVERAGES, FOOD & TOBACCO - 3.8%
    15,800      McCormick & Company ............................         470,050
    21,200      Pepsico ........................................         747,300
                                                                    ------------
                                                                       1,217,350
                                                                    ------------
                COMMUNICATIONS - 3.5%
    11,200      Nortel Networks ................................       1,131,200
                                                                    ------------

                COMPUTER SOFTWARE & PROCESSING - 8.5%
    29,500      Ceridian* ......................................         636,094
     9,400      Computer Associates International ..............         657,413
    32,100      Compuware* .....................................       1,195,716
     5,400      First Data .....................................         266,288
                                                                    ------------
                                                                       2,755,511
                                                                    ------------
                COMPUTERS & INFORMATION - 9.2%
     6,400      Hewlett-Packard ................................         729,200
     6,700      International Business Machines ................         723,600
    10,200      Lexmark International Group, Class A* ..........         923,100
     8,200      Sun Microsystems* ..............................         634,988
                                                                    ------------
                                                                       3,010,888
                                                                    ------------
                ELECTRIC UTILITIES - 1.6%
    16,600      CMS Energy .....................................         517,713
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

VALUE PLUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

    SHARES                                                              VALUE

                ELECTRICAL EQUIPMENT - 0.7%
     6,600      Thomas & Betts .................................         210,375
                                                                    ------------

                ELECTRONICS - 2.1%
     8,200      Intel ..........................................         674,963
                                                                    ------------

                FINANCIAL SERVICES - 7.1%
    14,550      Citigroup ......................................         808,434
     5,600      Federal Home Loan Mortgage Corporation .........         263,550
    11,600      Federal National Mortgage Association ..........         724,275
    11,500      SLM Holding ....................................         485,875
                                                                    ------------
                                                                       2,282,134
                                                                    ------------
                FOOD RETAILERS - 1.4%
    13,860      Albertson's ....................................         446,985
                                                                    ------------

                FOREST PRODUCTS & PAPER - 5.4%
    16,400      Kimberly-Clark .................................       1,070,100
    15,700      Mead ...........................................         681,969
                                                                    ------------
                                                                       1,752,069
                                                                    ------------
                HEALTH CARE PROVIDERS - 1.3%
    26,400      Manor Care* ....................................         422,400
                                                                    ------------

                HEAVY MACHINERY - 2.9%
     3,300      Applied Materials* .............................         418,069
     9,400      Ingersoll-Rand .................................         517,588
                                                                    ------------
                                                                         935,657
                                                                    ------------
                HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.0%
     4,200      General Electric ...............................         649,950
                                                                    ------------

                INSURANCE - 4.6%
     5,000      Aetna ..........................................         279,063
    18,600      AXA Financial ..................................         630,075
    14,800      Reliastar Financial ............................         579,975
                                                                    ------------
                                                                       1,489,113
                                                                    ------------
                MEDICAL SUPPLIES - 2.2%
     4,500      Baxter International ...........................         282,656
    16,300      Becton Dickinson & Company .....................         436,025

    The accompanying notes are an integral part of the financial statements.

VALUE PLUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

    SHARES                                                              VALUE

                                                                    ------------
                                                                         718,681
                                                                    ------------
                METALS - 1.9%
    24,000      Masco ..........................................         609,000
                                                                    ------------

                OIL & GAS - 7.8%
    22,800      Conoco, Class A ................................         564,300
     7,857      Exxon Mobil ....................................         632,980
     7,900      Schlumberger ...................................         444,375
    17,300      Tosco ..........................................         470,344
     1,529      Transocean Sedco Forex .........................          51,523
    11,500      Williams Companies (The) .......................         351,469
                                                                    ------------
                                                                       2,514,991
                                                                    ------------
                PHARMACEUTICALS - 7.1%
    14,600      Abbott Laboratories ............................         530,163
    10,600      Amgen* .........................................         636,663
    11,900      Cardinal Health ................................         569,713
     8,200      Merck ..........................................         549,913
                                                                    ------------
                                                                       2,286,452
                                                                    ------------
                RETAILERS - 3.1%
     8,500      Federated Department Stores* ...................         429,781
    51,000      Office Depot* ..................................         557,813
                                                                    ------------
                                                                         987,594
                                                                    ------------
                TELEPHONE SYSTEMS - 10.2%
     9,600      Alltel .........................................         793,800
     9,100      Bell Atlantic ..................................         560,219
    13,810      Global Crossing* ...............................         690,500
    10,800      MCI WorldCom* ..................................         573,075
    14,900      SBC Communications .............................         726,375
                                                                    ------------
                                                                       3,343,969
                                                                    ------------
                TRANSPORTATION - 1.1%
     3,700      US Freightways .................................         177,138
    13,700      Wisconsin Central Transport* ...................         184,094
                                                                    ------------
                                                                         361,232
                                                                    ------------

TOTAL COMMON STOCKS (COST $27,959,720)                                31,286,783
                                                                    ------------

TOTAL INVESTMENTS AT VALUE - 96.7%

    The accompanying notes are an integral part of the financial statements.

VALUE PLUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

    SHARES                                                              VALUE

(COST $27,959,720)                                                    31,286,783
CASH AND OTHER ASSETS NET OF LIABILITIES -  3.3%                       1,069,218
                                                                    ------------
NET ASSETS - 100.0%                                                 $ 32,356,001
                                                                    ============

------------------------------------------
Notes to the Schedule of Investments:

*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

NEW VALUE PLUS FUND
COMBINED SCHEDULE OF INVESTMENTS (UNAUDITED)
DECEMBER 31, 1999

                                                        SHARES             VALUE
COMMON STOCKS -                              97.3%
ADVERTISING -                                 1.0%
Interpublic Group of Companies (The) .............      12,100       $   698,019
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -                         2.5%
Honeywell International ..........................      11,800           680,713
Lockheed Martin ..................................      17,600           385,000
Northrop Grumman .................................       5,500           297,344
Rockwell International ...........................       7,200           344,700
--------------------------------------------------------------------------------
                                                                       1,707,757
--------------------------------------------------------------------------------
AIRLINES -                                    0.3%
AMR * ............................................       3,400           227,800
--------------------------------------------------------------------------------
AUTOMOTIVE -                                  1.8%
Ford Motor .......................................       7,200           384,750
Magna International, Class A .....................      13,000           550,875
Meritor Automotive ...............................       8,500           164,688
Paccar ...........................................       3,500           155,094
--------------------------------------------------------------------------------
                                                                       1,255,407
--------------------------------------------------------------------------------
BANKING -                                     8.7%
Bank of America ..................................      12,000           602,250
Bank One .........................................      13,706           439,449
Chase Manhattan ..................................      13,500         1,048,781
Citigroup ........................................      32,150         1,786,334
First Union ......................................       8,962           294,066
FleetBoston Financial ............................      14,700           511,744
North Fork Bancorporation ........................      16,500           288,750
PNC Bank .........................................      13,500           600,750
US Bancorp .......................................      17,300           411,956
--------------------------------------------------------------------------------
                                                                       5,984,080
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO -                   3.6%
Heinz (H. J.) ....................................       8,500           338,406
McCormick & Company ..............................      15,800           470,050
Pepsico ..........................................      40,700         1,434,675
Philip Morris ....................................      10,500           243,469
--------------------------------------------------------------------------------
                                                                       2,486,600
--------------------------------------------------------------------------------
CHEMICALS -                                   0.7%
Air Products & Chemicals .........................       5,900           198,019
Du Pont (E.I.) De Nemours ........................           1                66
Lyondell Petro Chemical ..........................      21,500           274,125
--------------------------------------------------------------------------------
                                                                         472,210
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -                         0.8%
Unicom ...........................................      17,000           569,500
--------------------------------------------------------------------------------
COMMUNICATIONS -                              7.5%
Nortel Networks ..................................      11,200         1,131,200
Cadence Design Systems* ..........................       8,900           213,600
Ceridian * .......................................      29,500           636,094
Computer Associates International ................      24,000         1,678,501

Compuware * ......................................      32,100         1,195,716
First Data .......................................       5,400           266,288
--------------------------------------------------------------------------------
                                                                       5,121,399
--------------------------------------------------------------------------------
COMPUTERS & INFORMATION -                     4.4%
Hewlett-Packard ..................................       6,400           729,200
International Business Machines ..................       6,700           723,600
Lexmark International Group, Class A* ............      10,200           923,100
Sun Microsystems* ................................       8,200           634,988
--------------------------------------------------------------------------------
                                                                       3,010,888
--------------------------------------------------------------------------------
COSMETICS & PERSONAL CARE -                   0.6%
Colgate-Palmolive ................................       6,400           416,000
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -                          1.4%
Cinergy ..........................................       5,600           135,100
CMS Energy .......................................      16,600           517,713
ScottishPower, ADR ...............................      10,672           298,816
--------------------------------------------------------------------------------
                                                                         951,629
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -                        0.8%
Emerson Electric .................................       5,700           327,038
Thomas & Betts ...................................       6,600           210,375
--------------------------------------------------------------------------------
                                                                         537,413
--------------------------------------------------------------------------------
ELECTRONICS -                                 2.3%
Intel ............................................       8,200           674,963
Koninklijke (Royal) Philips Electronics (NY Reg.)        6,700           904,500
--------------------------------------------------------------------------------
                                                                       1,579,463
--------------------------------------------------------------------------------
FINANCIAL SERVICES -                          5.8%
Federal Home Loan Mortgage Corporation ...........       5,600           263,550
Federal National Mortgage Association ............      22,000         1,373,625
J.P. Morgan ......................................       3,000           379,875
Lehman Brothers Holdings .........................       6,100           516,594
Morgan Stanley Dean Witter .......................       4,000           571,000
SLM Holding ......................................      20,000           845,000
--------------------------------------------------------------------------------
                                                                       3,949,644
--------------------------------------------------------------------------------
FOOD RETAILERS -                              1.0%
Albertson's ......................................      21,823           703,792
--------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER -                     3.7%
Georgia-Pacific ..................................       4,900           248,675
Kimberly-Clark ...................................      16,400         1,070,100
Mead .............................................      15,700           681,969
Weyerhauser ......................................       7,100           509,869
--------------------------------------------------------------------------------
                                                                       2,510,613
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS -                       0.6%
Manor Care* ......................................      26,400           422,400
--------------------------------------------------------------------------------
HEAVY MACHINERY -                             2.2%
Applied Materials* ...............................       3,300           418,069
Ingersoll-Rand ...................................       9,400           517,588
Parker Hannifin ..................................      11,700           600,356
--------------------------------------------------------------------------------
                                                                       1,536,013
--------------------------------------------------------------------------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.8%
General Electric .................................       8,100         1,253,475
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -                          2.9%
Corning ..........................................      15,300         1,972,744
--------------------------------------------------------------------------------
INSURANCE -                                   6.3%
Aetna ............................................       5,000           279,063
Allstate Corporation (The) .......................      19,800           475,200
AXA Financial ....................................      18,600           630,075
Lincoln National .................................      18,200           728,000
Marsh & McLennan Companies .......................       5,800           554,988
Reliastar Financial ..............................      14,800           579,975
St. Paul Companies (The) .........................      15,600           525,525
XL Capital, Class A ..............................      10,870           563,881
--------------------------------------------------------------------------------
                                                                       4,336,707
--------------------------------------------------------------------------------
MEDIA - BROADCASTING & PUBLISHING -           0.9%
McGraw-Hill Companies (The) ......................       9,500           585,438
--------------------------------------------------------------------------------
MEDICAL SUPPLIES -                            1.0%
Baxter International .............................       4,500           282,656
Becton Dickinson & Company .......................      16,300           436,025
--------------------------------------------------------------------------------
                                                                         718,681
--------------------------------------------------------------------------------
METALS -                                      1.3%
Allegheny Technologies ...........................       9,050           203,059
Masco ............................................      24,000           609,000
Oregon Steel Mills ...............................      10,200            80,963
--------------------------------------------------------------------------------
                                                                         893,022
--------------------------------------------------------------------------------
OIL & GAS -                                   9.8%
Burlington Resources .............................       9,700           320,706
Conoco, Class A ..................................      35,100           868,725
Conoco, Class B ..................................      11,546           287,207
Exxon Mobil ......................................      26,097         2,102,433
Royal Dutch Petroleum ............................       7,000           423,063
Schlumberger .....................................       7,900           444,375
Texaco ...........................................       9,600           521,400
Tosco ............................................      17,300           470,344
Total S.A., ADR ..................................       8,233           570,135
Transocean Sedco Forex ...........................       1,529            51,523
Williams Companies (The) .........................      19,100           583,744
--------------------------------------------------------------------------------
                                                                       6,643,655
--------------------------------------------------------------------------------
PHARMACEUTICALS -                             5.4%
Abbott Laboratories ..............................      14,600           530,163
American Home Products ...........................      17,400           686,213
Amgen* ...........................................      10,600           636,663
Bristol-Myers Squibb .............................       5,300           340,194
Cardinal Health ..................................      11,900           569,713
Glaxo Wellcome, ADR ..............................       6,400           357,600
Merck ............................................       8,200           549,913
--------------------------------------------------------------------------------
                                                                       3,670,459
--------------------------------------------------------------------------------
RETAILERS -                                   2.1%
Dayton Hudson ....................................       6,000           440,625
Federated Department Stores* .....................       8,500           429,781
Office Depot* ....................................      51,000           557,813
--------------------------------------------------------------------------------
                                                                       1,428,219
--------------------------------------------------------------------------------
TELEPHONE SYSTEMS -                          14.1%

Alltel ...........................................      17,700         1,463,569
AT&T .............................................      16,300           827,225
Bell Atlantic ....................................      30,000         1,846,875
Bellsouth ........................................      22,600         1,057,963
Global Crossing* .................................      20,350         1,017,500
GTE ..............................................       7,600           536,275
MCI WorldCom* ....................................      10,800           573,075
SBC Communications ...............................      36,232         1,766,310
Sprint ...........................................       8,700           585,619
--------------------------------------------------------------------------------
                                                                       9,674,411
--------------------------------------------------------------------------------
TRANSPORTATION -                              2.0%
Canadian National Railway ........................      11,200           294,700
CSX ..............................................      16,500           517,688
Norfolk Southern Corp. ...........................       9,000           184,500
US Freightways ...................................       3,700           177,138
Wisconsin Central Transport* .....................      13,700           184,094
--------------------------------------------------------------------------------
                                                                       1,358,120
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $63,477,825)                                                  $ 66,675,558
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS                  0.3%
CHEMICALS                                     0.3%
Monsanto (ACES) ..................................       5,900           195,438
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(COST $266,258)                                                     $    195,438
--------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -
(COST $63,744,083)                           97.6%                  $ 66,870,996
CASH AND OTHER ASSETS
NET OF LIABILITIES -                          2.4%                     1,615,823
--------------------------------------------------------------------------------

NET ASSETS -                                100.0%                  $ 68,486,819
--------------------------------------------------------------------------------

Notes to the Schedule of Investments:
*    Non-income producing security
ACES - Adjustable Conversion-Rate Equity Security
ADR  - American Depository Receipt

TOUCHSTONE GROWTH & INCOME FUND
TOUCHSTONE VALUE PLUS FUND
PRO FORMA COMBINED FINANCIAL STATEMENTS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 1999

                                                            TOUCHSTONE     TOUCHSTONE      ADJUSTMENTS           COMBINED
                                                               VALUE        GROWTH &    (REFERENCES ARE         TOUCHSTONE
                                                               PLUS          INCOME       TO PRO FORMA          VALUE PLUS
                                                               FUND           FUND         FOOTNOTES)              FUND
                                                          -------------   ------------    ------------         ------------
ASSETS:
Investments, at value (a)                                  $ 31,286,783   $ 35,584,213                         $ 66,870,996
Cash                                                          1,142,975        684,758                            1,827,733
Receivables for:                                                     --
   Fund shares sold                                                  43            780                                  823
   Dividends                                                     33,720         63,622                               97,342
   Foreign tax reclaims                                             367          3,455                                3,822
   Interest                                                       5,983          3,475                                9,458
--------------------------------------------------------------------------------------                         ------------
      Total assets                                           32,469,871     36,340,303                           68,810,174
--------------------------------------------------------------------------------------                         ------------
LIABILITIES:
Payable for Fund shares redeemed                                     --          2,342                                2,342
Payable to Investment Advisor                                    68,346         96,816                              165,162
Other accrued expenses                                           45,524        110,327                              155,851
--------------------------------------------------------------------------------------                         ------------
      Total liabilities                                         113,870        209,485                              323,355
--------------------------------------------------------------------------------------                         ------------
NET ASSETS                                                 $ 32,356,001   $ 36,130,818                         $ 68,486,819
======================================================================================                         ============

NET ASSETS CONSIST OF:
Paid-in capital                                            $ 27,595,607   $ 36,332,300                         $ 63,927,907
Undistributed (distributions in excess of) net
   investment income                                                 --          1,598                                1,598
Accumulated net realized gain (loss)                          1,433,331         (2,930)                           1,430,401
Net unrealized appreciation (depreciation)                    3,327,063       (200,150)                           3,126,913
--------------------------------------------------------------------------------------                         ------------
Net assets applicable to shares outstanding                $ 32,356,001   $ 36,130,818                         $ 68,486,819
======================================================================================                         ============

COMPUTATION OF NET ASSET VALUE, REDEMPTION VALUE AND
OFFERING PRICE PER SHARE:
Net assets - Class A                                       $ 31,807,545   $ 12,573,988    $ 21,448,253 C       $ 65,829,786
Shares outstanding - Class A                                  2,702,538        871,043       2,019,546 A & C      5,593,127
Net asset value and redemption price per share - Class A   $      11.77   $      14.44                         $      11.77
Offering price per share - Class A (b)                     $      12.49   $      15.32                         $      12.49

Net assets - Class C                                       $    548,456   $  2,108,577    $  2,657,033
Shares outstanding - Class C                                     47,763        159,131          24,543 B            231,437
Net asset value, offering price and redemption price
   per share - Class C                                     $      11.48   $      13.25                         $      11.48

Net assets - Class Y                                                 --   $ 21,448,253    $(21,448,253)C                 --
Shares outstanding - Class Y                                         --      1,074,730      (1,074,730)C                 --
Net asset value, offering price and redemption price
   per share - Class Y                                               --   $      19.96                                   --

(a) Cost of investments of:                                $ 27,959,720   $ 35,784,363                         $ 63,744,083
(b) The offering price per share is calculated as follows: Net Asset Value Per Share/(1-maximum sales load).

    The accompanying notes are an integral part of the financial statements.

TOUCHSTONE GROWTH & INCOME FUND
TOUCHSTONE VALUE PLUS FUND
PRO FORMA COMBINED FINANCIAL STATEMENTS
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                         TOUCHSTONE     TOUCHSTONE    ADJUSTMENTS     COMBINED
                                                           VALUE         GROWTH &   (REFERENCES ARE  TOUCHSTONE
                                                            PLUS          INCOME      TO PRO FORMA   VALUE PLUS
                                                            FUND           FUND        FOOTNOTES)       FUND
                                                        -----------------------------------------   -----------
INVESTMENT INCOME:
Interest income                                         $    55,207    $    25,966                  $    81,173
Dividend income                                             359,297        866,148                    1,225,445
----------------------------------------------------------------------------------                  -----------
   Total investment income                                  414,504        892,114                    1,306,618
----------------------------------------------------------------------------------                  -----------
EXPENSES:
Investment advisory fees                                    224,988        305,915    $ (19,120)D       511,783
Sponsor fees                                                 59,997         76,479                      136,476
Custody, administration and fund accounting fees             89,091        122,537      (82,404)E       129,224
Transfer agent fees                                          58,906        103,972      (48,000)F       114,878
Registration fees                                            25,029         22,299      (22,229)G        25,099
Professional fees                                            19,383         22,951      (10,000)H        32,334
Printing fees                                                48,287         51,569                       99,856
Trustee fees                                                  1,938          3,077                        5,015
Distribution fees - Class A                                  73,078         34,869       55,204 I       163,151
Distribution fees - Class C                                   5,161         24,394                       29,555
Amortization of organization costs                               --          7,393                        7,393
Miscellaneous                                                 4,004          2,641                        6,645
----------------------------------------------------------------------------------                  -----------
   Total expenses                                           609,862        778,096                    1,261,409
   Reimbursement or waiver from Investment Advisor         (216,639)      (317,320)     182,014 J      (351,945)
----------------------------------------------------------------------------------                  -----------
   Net expenses                                             393,223        460,776                      909,464
----------------------------------------------------------------------------------                  -----------
Net investment income (loss)                                 21,281        431,338                      397,154
----------------------------------------------------------------------------------                  -----------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on Investments                          2,709,639        128,669                    2,838,308
Net change in unrealized appreciation on Investments:     1,607,624        524,230                    2,131,854
----------------------------------------------------------------------------------                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):                  4,317,263        652,899                    4,970,162
----------------------------------------------------------------------------------                  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      $ 4,338,544    $ 1,084,237                  $ 5,367,316
----------------------------------------------------------------------------------                  -----------

(a) Net of foreign tax withholding of:                  $     1,830    $     2,936                  $     4,766

    The accompanying notes are an integral part of the financial statements.

Notes to the Pro Forma Combining Financial Statements (unaudited)

The reorganization, if approved, results in the transfer of substantially all of the assets and liabilities of Touchstone Value Plus Fund and Touchstone Growth & Income Fund to a new series of Countrywide Strategic Trust ("New Value Plus Fund") in exchange for shares of New Value Plus Fund and distribution of these shares to the shareholders of Touchstone Value Plus Fund and Touchstone Growth & Income Fund.

Touchstone Series Trust will transfer all of the assets of Touchstone Value Plus Fund and all of the assets of Touchstone Growth & Income Fund, subject to their liabilities, to a New Value Plus Fund. Class A shares of New Value Plus Fund that Touchstone Series Trust receives in the exchange will be distributed pro rata to Class A shareholders of Touchstone Value Plus Fund and Class A shareholders of Touchstone Growth & Income Fund. Class C shares of New Value
Plus Fund that Touchstone Series Trust receives in the exchange will be distributed pro rata to Class C shareholders of Touchstone Value Plus Fund and Class C shareholders of Touchstone Growth & Income Fund. After the exchange, Touchstone Value Plus Fund and Touchstone Growth & Income Fund will be dissolved. As a result of the reorganization, each shareholder of Class A or Class C shares of Touchstone Value Plus Fund and each shareholder of Class A or Class C shares of Touchstone Growth & Income Fund will own shares of the corresponding class of New Value Plus Fund equal in value to the shares of the applicable Touchstone Fund that he owns immediately before the reorganization.

The investment goal, strategies and policies of the New Value Plus Fund are identical to those of Touchstone Value Plus Fund and are similar to those of Touchstone Growth & Income Fund. A more complete comparison of the investment goals and strategies of these 3 funds is included in the sections of the Proxy Statement/Prospectus called "Comparison of Touchstone Value Plus Fund to New Value Plus Fund" and "Comparison of Touchstone Growth & Income Fund to New Value Plus Fund" as well as the prospectus for Touchstone Series Trust.

Touchstone Advisors, the advisor for Touchstone Value Plus Fund and Touchstone Growth & Income Fund, and Fort Washington Investment Advisors, the sub-advisor for Touchstone Value Plus Fund, will serve as the advisor and sub-advisor of New Value Plus Fund.

All expenses associated with the reorganization (which are estimated at $375,000) will be paid by Touchstone Advisors or one of its affiliates.

Note A
Reflects the redemption of Touchstone Growth & Income Fund Class Y shares by The Western and Southern Life Insurance Company Separate Account A, the anticipated purchase of Touchstone Growth & Income Fund Class A shares by Western and Southern or one of its affiliates and the conversion of Touchstone Growth & Income Fund Class A shares and Touchstone Value Plus Fund Class A shares into Class A shares of the New Value Plus Fund. The redemption and purchase price and the conversion ratios have been estimated based on the net asset value per share of Touchstone Growth & Income Fund Class A and Class Y shares and the net asset value per share of Touchstone Value Plus Fund Class A shares, each on December 31, 1999.

Note B
Reflects the conversion of Touchstone Value Plus Fund Class C shares and Touchstone Growth & Income Fund Class C shares into Class C shares of the New Value Plus Fund. The conversion ratios have been estimated based on the net asset value per share of Touchstone Value Plus Fund Class C shares and the net asset value per share of Touchstone Growth & Income Fund Class C shares, each on December 31, 1999.

Note C
Reflects the redemption of Touchstone Growth & Income Fund Class Y shares by The Western and Southern Life Insurance Company Separate Account A, the anticipated purchase of Touchstone Growth & Income Fund Class A shares by Western and Southern or one of its affiliates and the conversion of

Touchstone Growth & Income Fund Class A shares and Touchstone Value Plus Fund Class A shares into New Value Plus Class A Fund shares.

Note D
Estimated reduction in advisory fees due to the New Value Plus Fund's lower advisory fee rate of 0.75% being applied to Touchstone Growth & Income Fund's assets.

Note E
Estimated reduction in custody, administration and fund accounting fees due to the elimination of the fees related to the Touchstone Growth & Income Fund.

Note F
Estimated reduction in transfer agent fees related to the elimination of duplicate fixed fund minimum charges.

Note G
Estimated reduction in registration fees related to the elimination of duplicate Blue Sky filing fees.

Note H
Estimated reduction in professional fees due to the elimination of duplicate audit fees.

Note I
Estimated increase in Rule 12b-1 fees due to the redemption of the existing Touchstone Growth & Income Class Y shares, which do not pay a Rule 12b-1 fee, and the purchase of Touchstone Growth & Income Class A shares.

Note J
Estimated reduction in reimbursement due from Touchstone Advisors resulting from the expected reductions in capped expenses identified above.

                            PART C--OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

          The information required by this Item 15 is hereby incorporated by reference from Item 25 in Post-Effective Amendment No. 38 to Registrant's Registration Statement filed with the Commission on July 30, 1999 (File Nos. 002-80859 and 811-03651).

ITEM 16.  EXHIBITS

          (1)  Charter

               Registrant's Restated Agreement and Declaration of Trust with Amendment No. 1, dated May 24, 1994, Amendment No. 2, dated February 28, 1997 and Amendment No. 3, dated August 11, 1997, which were filed as Exhibits to Registrant's Post-Effective Amendment No. 36, are hereby incorporated by reference.

          (2)  BYLAWS

               Registrant's Bylaws with Amendments adopted July 17, 1984 and April 5, 1989, which were filed as Exhibits to Registrant's Post-Effective Amendment No. 36, are hereby incorporated by reference.

          (3)  VOTING TRUST AGREEMENTS

               Not Applicable.

          (4)  AGREEMENT OF REORGANIZATION

               Agreement and Plan of Reorganization between Registrant and Touchstone Series Trust is filed herewith in Part A of this Registration Statement on Form N-14.

          (5)  INSTRUMENTS DEFINING SHAREHOLDER RIGHTS

               The   information   required   by  this  Item   16(5)  is  hereby
               incorporated by reference from Item 23(c) in Post-Effective Amendment No. 38 to Registrant's Registration Statement filed with the Commission on July 30, 1999 (File Nos. 002-80859 and 811-03651).

          (6)  INVESTMENT ADVISORY CONTRACTS

               (a) Form of Investment Advisory Agreement with Touchstone Advisors, Inc., which was filed as an exhibit to Registrant's Proxy Statement filed March 15, 2000, is hereby incorporated by reference.

               (b) Form of Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. for the Utility Fund and Equity Fund, which was filed as an exhibit to Registrant's Proxy Statement filed March 15, 2000, is hereby incorporated by reference.

               (c) Form of Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. for the Value Plus Fund, which was filed as an exhibit to
                    Registrant's Post-Effective Amendment No. 39, is hereby incorporated by reference.

               (d) Form of Sub-Advisory Agreement between Touchstone Advisors, Inc. and David L. Babson & Company, Inc. for the Emerging Growth Fund, which was filed as an exhibit to Post-Effective Amendment No. 11 to Touchstone Series Trust's Registration Statement, is hereby incorporated by reference.

               (e) Form of Sub-Advisory Agreement between Touchstone Advisors, Inc. and Westfield Capital Management, Inc. for the Emerging Growth Fund, which was filed as an exhibit to Post-Effective Amendment No. 11 to Touchstone Series Trust's Registration Statement, is hereby incorporated by reference.

               (f) Form of Sub-Advisory Agreement between Touchstone Advisors, Inc. and Credit Suisse for the International Equity Fun, which was filed as an exhibit to Post-Effective Amendment No. 11 to Touchstone Series Trust's Registration Statement, is hereby incorporated by reference.

               (g) Form of Sub-Advisory Agreement between Touchstone Advisors, Inc and Mastrapasqua & Associates, Inc. for the Growth/Value Fund, which was filed as an exhibit to Registrant's Proxy Statement filed March 15, 2000, is hereby incorporated by reference.

               (h) Form of Sub-Advisory Agreement between Touchstone Advisors, Inc and Mastrapasqua & Associates, Inc. for the Aggressive Growth Fund, which was filed as an exhibit to Registrant's Proxy Statement filed March 15, 2000, is hereby incorporated by reference.

          (7)  UNDERWRITING CONTRACTS

               (a) Form of Registrant's Underwriting Agreement with Touchstone Securities, Inc., which was filed as an exhibit to
                    Registrant's Post-Effective Amendment No. 39, is hereby incorporated by reference.

               (b) Form of Underwriter's Dealer Agreement is to be filed by Amendment.

          (8)  BONUS OR PROFIT SHARING CONTRACTS

               None.

          (9)  CUSTODIAN AGREEMENTS

               (a) Custody Agreement with The Fifth Third Bank, the Custodian for the Utility Fund and the Equity Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 31, is hereby incorporated by reference.

               (b) Custody Agreement with Firstar Bank (formerly Star Bank), the Custodian for the Growth/Value Fund and the Aggressive Growth Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 35, is hereby incorporated by reference.

               (c) Registrant's Custody Agreement with Investors Bank & Trust Company, the Custodian for Emerging Growth Fund, International Equity Fund and Value Plus Fund, which was filed as an exhibit to Post-Effective Amendment No. 11 to Touchstone Series Trust's Registration Statement, is hereby incorporated by reference.

          (10) RULE 12b-1 PLANS AND RULE 18f-3 PLANS

               (a) Registrant's Plans of Distribution Pursuant to Rule 12b-1, which were filed as Exhibits to Registrant's Post-Effective Amendment No. 32, are hereby incorporated by reference.

               (b) Form of Administration Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 35, is hereby incorporated by reference.

               (c) Amended Rule 18f-3 Plan Adopted with Respect to the Multiple Class Distribution System, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 33, is hereby incorporated by reference.

          (11) LEGAL OPINION

               Opinion and consent of counsel as to the legality of the securities being registered is filed herewith.

          (12) TAX OPINION

               Opinion and consent of counsel supporting the tax matters and consequences to shareholders is filed herewith.

          (13) OTHER MATERIAL CONTRACTS

               None.

          (14) OTHER OPINIONS

               (a)  Consent of Ernst & Young LLP is filed herewith.

               (b)  Consent of Arthur Andersen LLP is filed herewith

          (15) OMITTED FINANCIAL STATEMENTS

               None.

          (16) POWERS OF ATTORNEY

               Powers  of  Attorney   are   incorporated   by   reference   from
               Registrant's Registration Statement on Form N-14.

          (17) ADDITIONAL EXHIBITS

               None.


ITEM 17.  UNDERTAKINGS

          (1)  Not Applicable.

          (2)  Not Applicable.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement on Form N-14 has been signed on behalf of the registrant, in the City of Cincinnati and State of Ohio, on the 15th day of March, 2000.

                                         COUNTRYWIDE STRATEGIC TRUST

                                         By: /s/ Robert H. Leshner
                                             Robert H. Leshner, President

As required by the Securities Act of 1933, this registration statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                TITLE

/s/ Robert H. Leshner                    March 15, 2000
Robert H. Leshner                        President and Trustee

/s/ Theresa M. Samocki                   March 15, 2000
Theresa M. Samocki                       Treasurer


William O. Coleman*                      Trustee


Phillip R. Cox*                          Trustee


H. Jerome Lerner*                        Trustee

/s/ Jill T. McGruder                     March 15, 2000
Jill T. McGruder                         Trustee


Oscar P. Robertson*                      Trustee


Nelson Schwab, Jr.*                      Trustee


Robert E. Stautberg*                     Trustee


Joseph S. Stern, Jr.*                    Trustee


*By: /s/ Jill T. McGruder                March 15, 2000
     Jill T. McGruder
     As attorney in fact for each Trustee

                                  EXHIBIT INDEX


                                                                            Page
Legal Opinion

Tax Opinion

Consent of Ernst & Young LLP

Consent of Arthur Andersen LLP